UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report March 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class R6	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	—	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen LLC. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and November 2016, respectively. Daniel J. Close, CFA, and Douglas M. Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

During November 2016, the Funds’ fiscal and tax year ends changed from April 30th to March 31st as approved by the Funds’ Board of Trustees. As a result the Funds are preparing an annual report for the eleven-month period ended March 31, 2017.

Effective November 8, 2016, Douglas J. White is no longer a portfolio manager for Nuveen All-American Municipal Bond Fund and Timothy T. Ryan was added as a portfolio manager for the Fund.

Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Funds’ performance for the eleven-month fiscal period ended March 31, 2017.

What factors affected the U.S. economy and the national municipal market during the abbreviated reporting period ended March 31, 2017?

The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.

In the first quarter of 2017, growth slackened to an annual rate of 0.7%, tempered by a slowdown in consumer and government spending, according to the government’s “advance” estimate. The deceleration in first-quarter GDP growth, followed by a reacceleration in the spring and summer, has been a trend over the past few years.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Moreover, other signs of positive momentum remain. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.5% in March 2017 from 5.0% in March 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.4% over the twelve-month reporting period ended March 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.0% during the same period, equal to the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in February 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.9%, respectively.

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017. These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually “normalize” interest rates.

The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that President Trump’s policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration’s immigration policy and the Republican’s health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain’s vote to leave the European Union, known as Brexit, roiled the markets in late June and July 2016. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting President Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.

The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening. However, stabilizing market conditions in December gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates stayed at a higher level than where they began.

In the reporting period overall, municipal bond issuance nationwide totaled $432.7 billion, an 11.2% gain from the issuance for the twelve-month period ended March 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.

Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish

6	NUVEEN

recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

How did the Funds perform for the abbreviated reporting period ended March 31, 2017?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the eleven-month, one-year, five-year, ten-year and/or since-inception periods ended March 31, 2017. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.

For the abbreviated reporting period ended March 31, 2017, the Nuveen Inflation-Protected Municipal Bond Fund outperformed its benchmark index, while the other four Funds discussed in this report trailed their respective benchmarks. Both the Nuveen All-American Municipal Bond Fund and Nuveen Inflation-Protected Municipal Bond Fund outperformed their respective Lipper averages, the Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund trailed their Lipper averages, while the Nuveen Short Term Municipal Bond Fund performed approximately in line with its Lipper average.

Nuveen All-American Municipal Bond Fund

For the abbreviated reporting period ended March 31, 2017, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index while modestly outpacing the Lipper General & Insured Municipal Debt Funds Classification Average.

Relative to the S&P index, the biggest factor behind the Fund’s underperformance was its duration (interest rate) positioning, especially during the market selloff that occurred in the fourth quarter of 2016.

For roughly the first half of the reporting period, investors generally expected continued low interest rates amid sluggish economic growth. In the final three months of 2016, however, and especially after the November 2016 U.S. elections, the market began to anticipate faster growth with the potential for higher inflation and rising rates, due to the prospect of pro-growth policies favored by President Trump and the Republican Congress. This shift in perception was a significant factor behind the municipal bond market’s fourth-quarter weakness.

Against this backdrop, the portfolio’s longer-than-benchmark duration left the Fund more exposed to the negative effects of increasing rates in the fourth quarter. Being more exposed to rate movements was a positive performance factor in the first half of the reporting period and in the final quarter, but these duration-related performance benefits were not enough to compensate for the sharp downturn we encountered between October and the end of 2016.

Another challenge for relative performance was our overweighting in hospital bonds. Uncertainty surrounding the new presidential administration and the prospects for health care reform caused many bonds in this sector to struggle compared with the overall municipal bond market. This was especially true for longer-duration, lower coupon issues, which are widely represented in the portfolio.

On the positive side, the Fund benefited from sector and security selection. In sector terms, an overweighting in tobacco-securitization debt, a strong performing category this reporting period, added to results. Some of our tobacco issues were advance refunded, leading to a significant price boost, while tight supplies amid strong investor demand for the securities in the sector pushed up their prices. Overweightings in dedicated-tax and incremental-tax bonds, both outperforming categories, were other bright spots.

In terms of security selection, the Fund experienced good results with our investment in Chicago Board of Education bonds, which we acquired during the reporting period. Various advance refunded bonds that experienced strong price gains added to results, as did ports, resource recovery and New York water and sewer bonds.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The main detractor from performance this reporting period came from the Fund’s modest exposure to FirstEnergy Solutions. The debt of this investor-owned utility, a subsidiary of FirstEnergy Corporation, lagged the index early in the reporting period, primarily due to the fact that the price of electricity, a main area of business focus for FirstEnergy Solutions, dropped as natural gas prices fell. But the bonds suffered steep losses in November 2016 when company management raised the specter of a restructuring or bankruptcy as part of its plan to exit the competitive power generation business within 18 months. These securities staged a partial comeback in the final months of the reporting period, in part because of the overall municipal market’s strength. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds rebound further, we have maintained our exposure to FirstEnergy Solutions.

Nuveen Inflation Protected Municipal Bond Fund

For the abbreviated reporting period ended March 31, 2017, the Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV significantly outperformed the Bloomberg Barclays 1–10 Year Municipal Bond Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps. The swaps are designed to hedge the Fund against changes in realized inflation and changes in inflation expectations, which can influence municipal bond prices. For the reporting period, the Fund’s municipal bond portfolio marginally outperformed the benchmark, while its inflation-protection component was a meaningful contributor to relative performance.

In the municipal bond portfolio, the Fund was hampered by our duration positioning. During the abbreviated reporting period, longer-duration bonds, meaning those that were more sensitive to changes in interest rates, tended to lag their shorter-duration counterparts. Thus, our underweighting in shorter-dated issues weighed on relative performance.

Meanwhile, sector positioning was a modestly negative factor, especially an overweighting in the electric utility sector, as this category underperformed the index. The Fund’s exposure to water and sewer bonds also detracted from performance. In contrast, the Fund experienced good results from its security selection.

As we mentioned, the inflation-protection component of the Fund was a significant positive during the reporting period, as our inflation-linked swaps were meaningful contributors to relative performance. These securities accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. As the market’s perceived likelihood of future inflation increased during the reporting period, the value of the swaps gained accordingly.

Nuveen Intermediate Duration Municipal Bond Fund

For the abbreviated reporting period ended March 31, 2017, the Nuveen Intermediate Duration Municipal Bond Fund’s Class A shares at NAV underperformed the S&P Municipal Bond Intermediate Index and trailed the Lipper Intermediate Municipal Debt Funds Classification Average.

Relative to the benchmark, the Fund was helped by its yield curve allocation. In maintaining a relatively neutral duration (meaning sensitivity to changes in interest rates), we balanced the portfolio’s overweighting in short-dated issues with a similar overweighting in longer-maturity bonds. We maintained this positioning based on our view that the Fed would likely raise interest rates and that the yield curve would flatten in response. However, U.S. election results actually lead to a steepening as short-term rates rose less than long-term rates, the Fund’s short-dated holdings were able to outperform and more than off-set the underperformance of the Funds long-dated holdings.

The Fund’s overweighting in bonds with more credit risk, particularly in the A and BBB rating categories, also boosted results. Lower rated bonds benefited throughout much of the reporting period from strong demand from investors seeking income, as well as issuers’ mostly stable to improving credit fundamentals.

Sector positioning was another positive performance factor. The Fund benefited from its overweighting in tobacco bonds, the strongest performing category in the index. After generating solid results in the first half of the reporting period, these securities, with interest payments backed by industry revenues, performed poorly after the November 2016 elections. At this time, high yield

8	NUVEEN

municipal bond funds were selling these relatively liquid securities to meet redemption requests from shareholders. However, tobacco bonds soon bounced back strongly in early 2017, bolstered by strong demand from value seeking investors. The Fund’s relative performance was also bolstered by its larger exposure to the health care and higher education bond categories, both of which outpaced the index as well.

The main detractor from performance this reporting period came from the Fund’s modest exposure to FirstEnergy Solutions. The debt of this investor-owned utility, a subsidiary of FirstEnergy Corporation, lagged the index early in the reporting period, primarily due to the fact that the price of electricity, a main area of business focus for FirstEnergy Solutions, dropped as natural gas prices fell. But the bonds suffered steep losses in November 2016 when company management raised the specter of a restructuring or bankruptcy as part of its plan to exit the competitive power generation business within 18 months. These securities staged a partial comeback in the final months of the reporting period, in part because of the overall municipal market’s strength. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds rebound further, we have maintained our exposure to FirstEnergy Solutions.

Nuveen Limited Term Municipal Bond Fund

For the abbreviated reporting period ended March 31, 2017, the Nuveen Limited Term Municipal Bond Fund’s Class A shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index, as well as the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

The Fund’s duration and yield curve positioning added to results relative to the index. During the reporting period, interest rates generally moved higher. Although rising rates tempered the returns of both the municipal market and the Fund, our somewhat shorter-than-benchmark duration (meaning the Fund had less interest rate sensitivity) was helpful. Yields on shorter-term bonds rose comparatively less than those on longer-term bonds, resulting in a steeper yield curve and the outperformance of short-maturity securities.

The Fund’s credit quality was another positive. Our overweighting in A and BBB rated securities was particularly helpful because lower rated investment grade bonds generally outpaced their higher quality counterparts.

Meanwhile, the Fund’s sector allocation contributed. The biggest benefit stemmed from our overweighting in tobacco bonds, among the municipal market’s best performers for the reporting period. After faring comparatively well during the first half of the reporting period, tobacco bonds lost significant value after the November 2016 elections, when high yield mutual funds and others were forced to sell these liquid holdings to meet shareholder redemptions. But tobacco bonds bounced back strongly from November lows as investors found value in the sector. Our overweightings in the health care and higher education categories were helpful as well, as these higher yielding sectors were buoyed by investors’ growing appetite for yield.

The main detractor from performance this reporting period came from the Fund’s modest exposure to FirstEnergy Solutions. The debt of this investor-owned utility, a subsidiary of FirstEnergy Corporation, lagged the index early in the reporting period, primarily due to the fact that the price of electricity, a main area of business focus for FirstEnergy Solutions, dropped as natural gas prices fell. But the bonds suffered steep losses in November 2016 when company management raised the specter of a restructuring or bankruptcy as part of its plan to exit the competitive power generation business within 18 months. These securities staged a partial comeback in the final months of the reporting period, in part because of the overall municipal market’s strength. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds rebound further, we have maintained our exposure to FirstEnergy Solutions.

Nuveen Short Term Municipal Bond Fund

For the abbreviated reporting period ended March 31, 2017, the Nuveen Short Term Municipal Bond Fund’s Class A shares at NAV underperformed the S&P Municipal Bond Short Index but performed approximately in line with the Lipper Short Municipal Debt Funds Classification Average.

During the reporting period, when focusing on the short end of the municipal yield curve, yields on securities on the longer end rose more than those for the shortest-maturity bonds. This steepening of the short-term yield curve resulted in outperformance for these

NUVEEN	9

Portfolio Managers’ Comments (continued)

shortest maturity securities, whose prices declined proportionately less than their longer term counterparts. (A bond’s yield and price move in opposite directions.) Against this backdrop, the Fund’s modestly overweighted exposure to bonds with maturities of less than one year was beneficial.

The Fund’s credit quality positioning had minimal impact on performance relative to the benchmark, with our biggest overweightings producing mixed results that mostly offset one another. Specifically, our larger-than-index exposure to A rated securities worked to our advantage given their outperformance. However, our overweighting in the BBB ratings category modestly hindered the Fund’s results as such securities tended to lag, although the Fund’s specific holdings actually outperformed the benchmark’s BBB subcomponent. Meanwhile, the Fund’s overweightings in the health care and higher education sectors, two of the stronger performing groups for the reporting period, added value on a relative basis.

A small detractor from performance this reporting period came from the Fund’s modest exposure to FirstEnergy Solutions. The debt of this investor-owned utility, a subsidiary of FirstEnergy Corporation, lagged the index early in the reporting period, primarily due to the fact that the price of electricity, a main area of business focus for FirstEnergy Solutions, dropped as natural gas prices fell. But the bonds suffered steep losses in November 2016 when company management raised the specter of a restructuring or bankruptcy as part of its plan to exit the competitive power generation business within 18 months. These securities staged a partial comeback in the final months of the reporting period, in part because of the overall municipal market’s strength. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds rebound further, we have maintained our exposure to FirstEnergy Solutions.

What strategies were used to manage these Funds during the abbreviated reporting period ended March 31, 2017?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management (NAM). Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

In light of a shift in market conditions that we believed made the direction of interest rates less predictable, our investment focus increasingly turned to trying to generate more relative outperformance through security and sector selection, rather than through duration positioning. Lower coupon, longer maturity bonds struggled disproportionately in the municipal bond market’s fourth-quarter 2016 downturn. As many of these credits began to be priced at discounts, they became especially attractive to individual investors, whose priorities often differ from those of professional investors. Because of their heightened interest rate sensitivity, we found many of these discounted bonds vulnerable to a potential downturn in the marketplace, and thus saw them as good sale candidates.

As the market struggled, we looked for opportunities to swap some of the Fund’s holdings for others in the marketplace that were offering better yields and somewhat more defensive characteristics. This approach enabled us to reduce the Fund’s interest rate sensitivity and move it slightly closer to benchmark duration, while also improving its income characteristics in support of the Fund’s dividend. By engaging in these swaps, we were also able to generate tax losses that we will be able to apply against future gains.

Some of these transactions enabled us to increase exposure to New York and California bonds, two states in which the Fund was underweighted. We found bonds from these high tax states desirable because of their increased liquidity fueled by high demand for the securities. By boosting the Fund’s liquidity, we were seeking to make the portfolio more defensive in the event of another market selloff.

We also took advantage of opportunities to add relative value in various other sectors, including health care, where we were already overweight but still found attractive investments in the new-issue marketplace; transportation; and several other categories.

10	NUVEEN

Nuveen Inflation Protected Municipal Bond Fund

The Fund received substantial inflows during the fiscal year, especially in its final six months. These, along with the proceeds of bond calls and short-dated maturities, left us with substantial new assets requiring investment throughout the abbreviated reporting period. We were successful in keeping the Fund fully invested while simultaneously managing changes to the portfolio that resulted from a large volume of new bond purchases.

During the reporting period, we were finding more buying opportunities among higher rated bonds, resulting in a substantial increase in exposure to AA rated bonds and a lesser increase in the Fund’s AAA weighting. This reflected where we were tending to find relative value opportunities, rather than a conscious effort to upgrade the quality of the portfolio.

During the reporting period, we modestly increased the Fund’s duration, or interest rate sensitivity. We believed that moving a bit further out on the yield curve allowed us to take advantage of the better values we saw among longer-dated issues.

The Fund’s exposure to inflation-linked swaps increased during the period in proportion to the growth in the Fund’s net assets. These inflation-linked swaps continued to be classified as so-called non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the swaps if necessary.

Nuveen Intermediate Duration Municipal Bond Fund

Changing market conditions after the November 2016 municipal bond market selloff afforded us opportunities to buy securities we liked at attractive valuations while keeping the Fund’s basic sector, credit and duration exposure intact.

Our purchases generally were focused on areas of the market that we felt had suffered both unfairly and disproportionally. We emphasized slightly longer-maturity bonds, taking advantage of the steepening yield curve to capture incrementally more income. Toward the end of the reporting period, we began to favor shorter-term bonds, using them to help keep the portfolio’s duration roughly in line with our target.

Credit risk also became comparatively attractive after November 2016, prompting us to add A rated and BBB rated bonds to the portfolio. We were especially active in the tobacco sector, notably increasing our exposure to a sector that had been hit hard by selling associated with high yield mutual funds. We also found good opportunities among transportation bonds, purchasing debt issued by New York’s LaGuardia Airport for its terminal renovation and Illinois, Chicago O’Hare International Airport’s capital improvement program. Similarly, we added bonds issued by the Pennsylvania Turnpike Authority, which is in the midst of a large capital program.

Our sales during this reporting period mostly consisted of high quality (AA and AAA rated) state and local tax-obligation securities, as well as high quality water bonds, which we generally replaced with comparable securities offering higher interest rates. In doing so, we helped strengthen the Fund’s income stream.

Nuveen Limited Term Municipal Bond Fund

Throughout the reporting period, we sought to keep the Fund’s exposure to sector, credit and duration relatively constant. We were successful in that pursuit but did make some changes to the portfolio as we saw market conditions presenting us attractive opportunities to do so. That was particularly true when the surprise outcome of the November 2016 elections and the subsequent municipal bond market selloff triggered a repricing of risk. We sensed some attractive values among the lower rated investment grade tiers of the marketplace, so we added to the portfolio a number of A and BBB rated bonds. Specifically, we bought tobacco bonds, which we felt had been unduly punished by selling activity coming from high yield municipal bond funds in order to meet redemptions. We also added a number of A rated utility bonds, as we found further opportunities in that part of the market.

Most of our purchases during the reporting period were at the longer end of the Fund’s investment universe. The steepening of the yield curve meant we were able to buy longer securities with incrementally higher yields, which allowed us to help improve the Fund’s income stream. Toward the end of the reporting period, we began to favor shorter-term bonds for their ability to help us keep the portfolio’s duration roughly in line with our target.

NUVEEN	11

Portfolio Managers’ Comments (continued)

We were not frequent sellers during this reporting period, but when we did sell bonds, we generally liquidated those that were less helpful in maintaining the Fund’s income stream. Most of our sales were of high quality, tax-obligation holdings that were benefiting from good demand when we sold them.

Nuveen Short Term Municipal Bond Fund

The Fund’s duration, or sensitivity to changes in interest rates, ended the reporting period roughly neutral to the benchmark and about where it began. Between the start and end of the abbreviated reporting period, however, we did tweak the portfolio’s duration to attempt to capitalize on second-half market volatility. We allowed the Fund’s duration to drift somewhat shorter in the late summer and early fall of 2016 as bond yields headed higher (climaxed by a more violent sell-off in the weeks after the November 2016 election). In early 2017, we lengthened the Fund’s duration back to the Fund’s more traditional range, in part by deploying post-election shareholder inflows back into the marketplace. In purchasing new securities, we emphasized bonds on the longer end of the Fund’s short-term investment universe. Most of our purchases were concentrated in the four- to five-year range, which we believed had been oversold in late 2016 and, as such, were priced attractively and offered improved streams of income.

Selling activity was primarily a reflection of the varying direction and fluctuations in shareholder flows during the period. When appropriate, we swapped some high quality, shorter-term securities with comparatively low yields for comparable new investments offering higher prevailing yields.

We sought to preserve the Fund’s prior overweightings in lower investment grade credit ratings but ultimately ended up increasing our weighting in higher quality securities over the course of the year. In our view, a dearth of new issue lower investment grade bonds during the reporting period made opportunities somewhat less prevalent. We were able to identify suitable alternatives among higher quality securities rated AA and AAA. In our view, these were priced attractively given their abundant supply and, as a result often offered values comparable or superior to many of their lower quality investment grade counterparts. In sector terms, the Fund’s allocations were little changed, although transportation, private higher education and utility weightings declined slightly, while exposure to health care modestly increased.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund’s shares.

12	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

NUVEEN	13

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2017, all of the Funds had positive UNII balances for tax purposes. Nuveen Inflation Protected Municipal Bond Fund had a negative UNII balance, while the remaining Funds had positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

14	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow, on a typically transient basis, in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

NUVEEN	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.66)%	0.33%	4.23%	4.96%
Class A Shares at maximum Offering Price	(4.85)%	(3.85)%	3.35%	4.51%
S&P Municipal Bond Index	(0.15)%	0.55%	3.41%	4.26%
Lipper General & Insured Municipal Debt Funds Classification Average	(0.81)%	(0.06)%	3.20%	3.65%

Class C2 Shares	(1.07)%	(0.13)%	3.69%	4.40%
Class I Shares	(0.47)%	0.54%	4.43%	5.15%

	Cumulative	Average Annual
	11-Month	1-Year	Since Inception
Class C Shares	(1.38)%	(0.46)%	4.20%

Cumulative
Since Inception
Class R6 Shares	(3.04)%

Since inception returns for Class C Shares and Class R6 Shares are from 2/10/14 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.70%	1.50%	1.25%	0.47%	0.50%

Effective Leverage Ratio as of March 31, 2017

Effective Leverage Ratio	4.40%

16	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.87%	2.57%	1.93%	3.61%
Class A Shares at maximum Offering Price	(1.18)%	(0.51)%	1.31%	3.09%
Bloomberg Barclays 1-10 Year Municipal Bond Index	(0.30)%	0.21%	2.24%	3.04%
Lipper Intermediate Municipal Debt Funds Classification Average	(0.88)%	(0.25)%	2.28%	3.43%

Class C2 Shares	1.35%	1.99%	1.37%	3.04%
Class I Shares	2.03%	2.84%	2.13%	3.82%

	Cumulative	Average Annual
	11-Month	1-Year	Since Inception
Class C Shares	1.10%	1.81%	1.68%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.05%	1.85%	1.60%	0.85%
Net Expense Ratios	0.77%	1.57%	1.32%	0.57%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after September 30, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.40)%	(0.63)%	2.71%	3.55%
Class A Shares at maximum Offering Price	(4.35)%	(3.62)%	2.09%	3.23%
S&P Municipal Bond Intermediate Index	(0.60)%	0.06%	3.02%	4.50%
Lipper Intermediate Municipal Debt Funds Classification Average	(0.88)%	(0.25)%	2.28%	3.35%

Class C2 Shares	(1.86)%	(1.25)%	2.12%	2.98%
Class I Shares	(1.22)%	(0.55)%	2.90%	3.75%

	Cumulative	Average Annual
	11-Month	1-Year	Since Inception
Class C Shares	(2.10)%	(1.51)%	2.03%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.68%	1.48%	1.24%	0.49%

Effective Leverage Ratio as of March 31, 2017

Effective Leverage Ratio	0.24%

20	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.99)%	(0.66)%	1.44%	2.82%
Class A Shares at maximum Offering Price	(3.50)%	(3.18)%	0.92%	2.56%
S&P Municipal Bond Short-Intermediate Index	0.00%	0.40%	1.84%	3.38%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	(0.43)%	(0.10)%	1.31%	2.54%

Class C2 Shares	(1.25)%	(0.95)%	1.08%	2.46%
Class I Shares	(0.85)%	(0.50)%	1.63%	3.02%

	Cumulative	Average Annual
	11-Month	1-Year	Since Inception
Class C Shares	(1.74)%	(1.47)%	0.51%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.63%	1.43%	0.98%	0.43%

Effective Leverage Ratio as of March 31, 2017

Effective Leverage Ratio	0.00%

22	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.08%	0.16%	0.93%	2.07%
Class A Shares at maximum Offering Price	(2.43)%	(2.35)%	0.42%	1.81%
S&P Municipal Bond Short Index	0.49%	0.70%	1.01%	2.34%
Lipper Short Municipal Debt Funds Classification Average	0.09%	0.25%	0.67%	1.55%

Class I Shares	0.14%	0.34%	1.11%	2.24%

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.73)%	(0.61)%	N/A	(0.01)%
Class C2 Shares	(0.25)%	(0.20)%	0.57%	0.74%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.70%	1.50%	1.05%	0.50%

Effective Leverage Ratio as of March 31, 2017

Effective Leverage Ratio	0.00%

N/A – Not applicable.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Yields as of March 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.60%	2.96%	3.22%	3.95%	3.95%
SEC 30-Day Yield	2.85%	2.18%	2.43%	3.21%	3.18%
Taxable-Equivalent Yield (28.0%)[2]	3.96%	3.03%	3.38%	4.46%	4.42%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.41%	1.64%	1.92%	2.65%
SEC 30-Day Yield-Subsidized	1.58%	0.84%	1.09%	1.84%
SEC 30-Day Yield-Unsubsidized	1.36%	0.61%	0.86%	1.59%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.19%	1.17%	1.51%	2.56%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	1.89%	0.85%	1.19%	2.21%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.77%	2.06%	2.32%	3.05%
SEC 30-Day Yield-Subsidized	2.16%	1.43%	1.67%	2.42%
SEC 30-Day Yield-Unsubsidized	2.16%	1.43%	1.67%	2.42%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	3.00%	1.99%	2.32%	3.36%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	3.00%	1.99%	2.32%	3.36%

26	NUVEEN

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.83%	1.05%	1.49%	2.05%
SEC 30-Day Yield	1.37%	0.61%	1.06%	1.60%
Taxable-Equivalent Yield (28.0%)[2]	1.90%	0.85%	1.47%	2.22%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	0.91%	0.18%	0.60%	1.14%
SEC 30-Day Yield	0.80%	0.05%	0.49%	1.04%
Taxable-Equivalent Yield (28.0%)[2]	1.11%	0.07%	0.68%	1.44%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

NUVEEN	27

Holding

Summaries as of March 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	101.0%
Corporate Bonds	0.0%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations	102.1%
Floating Rate Obligations	(2.1)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	15.6%
AA	25.3%
A	21.0%
BBB	19.9%
BB or Lower	10.1%
N/R (not rated)	8.1%
Total	100%

Portfolio Composition

(% of total investments)

Health Care	16.6%
Tax Obligation/Limited	14.2%
Transportation	13.2%
U.S. Guaranteed	10.7%
Tax Obligation/General	9.3%
Utilities	9.0%
Education and Civic Organizations	8.7%
Other	18.3%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	16.1%
California	12.6%
Texas	8.9%
New York	6.5%
Florida	5.2%
Colorado	4.2%
Wisconsin	3.6%
Pennsylvania	3.3%
Ohio	2.8%
New Jersey	2.5%
Indiana	2.4%
Arizona	2.4%
Washington	2.4%
Minnesota	2.0%
Missouri	1.9%
Louisiana	1.8%
Georgia	1.7%
Other	19.7%
Total	100%

28	NUVEEN

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.5%
Short-Term Municipal Bonds	2.7%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Bond Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	7.2%
AA	52.8%
A	26.4%
BBB	7.5%
BB or Lower	1.1%
N/R (not rated)	5.0%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	26.5%
Transportation	18.2%
Tax Obligation/General	14.6%
Utilities	11.7%
Water and Sewer	10.3%
Health Care	9.9%
Other	8.8%
Total	100%

States and Territories

(% of total municipal bonds)

California	13.1%
Colorado	9.7%
Texas	7.1%
North Carolina	6.9%
New York	4.9%
Pennsylvania	4.6%
Ohio	4.4%
Georgia	4.1%
Illinois	4.0%
Florida	3.1%
Nevada	3.1%
Louisiana	3.1%
Washington	3.0%
Alaska	2.6%
Connecticut	2.5%
Tennessee	1.7%
Indiana	1.7%
District of Columbia	1.6%
Other	18.8%
Total	100%

NUVEEN	29

Holding Summaries as of March 31, 2017 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.3%
Corporate Bonds	0.0%
Investment Companies	0.3%
Other Assets Less Liabilities	1.4%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.6%
AA	33.4%
A	28.7%
BBB	16.9%
BB or Lower	6.4%
N/R (not rated)	1.7%
N/A (not applicable)	0.3%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.4%
Health Care	15.8%
Tax Obligation/General	14.8%
Transportation	14.5%
Utilities	11.1%
U.S. Guaranteed	9.2%
Other	15.2%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.9%
Texas	7.0%
California	6.9%
New York	5.8%
Florida	5.6%
New Jersey	5.0%
Ohio	4.5%
Pennsylvania	4.4%
Indiana	3.9%
Wisconsin	2.8%
Arizona	2.7%
Louisiana	2.7%
District of Columbia	2.6%
Nevada	2.5%
Colorado	2.1%
Michigan	1.9%
Kentucky	1.8%
Iowa	1.7%
Oklahoma	1.6%
Tennessee	1.4%
Other	19.2%
Total	100%

30	NUVEEN

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.7%
Corporate Bonds	0.0%
Investment Companies	0.7%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	11.1%
AA	35.8%
A	33.4%
BBB	13.1%
BB or Lower	4.6%
N/R (not rated)	1.2%
N/A (not applicable)	0.8%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.6%
Utilities	19.4%
Tax Obligation/General	16.4%
Health Care	13.2%
Transportation	9.4%
Education and Civic Organizations	5.7%
Other	16.3%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	11.7%
Pennsylvania	7.4%
New Jersey	5.5%
Florida	5.2%
Texas	5.1%
Louisiana	4.8%
New York	4.8%
Indiana	4.7%
Ohio	4.5%
California	4.1%
Washington	2.8%
Kentucky	2.7%
Arizona	2.5%
Georgia	2.4%
Oklahoma	2.3%
Connecticut	2.2%
New Mexico	2.2%
Alabama	1.8%
Wisconsin	1.8%
Michigan	1.7%
Other	19.8%
Total	100%

NUVEEN	31

Holding Summaries as of March 31, 2017 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	95.1%
Investment Companies	1.9%
Short-Term Municipal Bonds	2.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	8.9%
AA	41.1%
A	28.3%
BBB	13.1%
BB or Lower	2.0%
N/R (not rated)	4.7%
N/A (not applicable)	1.9%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.4%
Health Care	17.7%
Education and Civic Organizations	15.8%
Tax Obligation/General	14.6%
Utilities	10.6%
Transportation	7.7%
Long-Term Care	6.7%
Other	7.5%
Total	100%

States and Territories

(% of total municipal bonds)

Minnesota	10.9%
New York	9.5%
Texas	8.4%
Illinois	6.1%
Arizona	4.9%
Missouri	4.7%
California	4.4%
New Jersey	4.3%
Pennsylvania	3.9%
Colorado	3.6%
Indiana	3.1%
Nevada	2.8%
Kentucky	2.5%
Washington	2.5%
Florida	2.4%
Michigan	2.3%
Louisiana	2.1%
Oklahoma	2.0%
Nebraska	1.6%
Other	18.0%
Total	100%

32	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.

The beginning of the period is October 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$969.10	$965.90	$967.10	$970.20	$970.20
Expenses Incurred During Period	$3.44	$7.35	$6.13	$2.26	$2.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.44	$1,017.45	$1,018.70	$1,022.64	$1,022.44
Expenses Incurred During Period	$3.53	$7.54	$6.29	$2.32	$2.52

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.70%, 1.50%, 1.25%, 0.46%, 0.50% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NUVEEN	33

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,003.70	$999.50	$1,000.80	$1,004.50
Expenses Incurred During Period	$3.80	$7.78	$6.53	$2.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.14	$1,017.15	$1,018.40	$1,022.14
Expenses Incurred During Period	$3.83	$7.85	$6.59	$2.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$973.00	$968.10	$969.40	$973.00
Expenses Incurred During Period	$3.39	$7.31	$6.09	$2.41
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.49	$1,017.50	$1,018.75	$1,022.49
Expenses Incurred During Period	$3.48	$7.49	$6.24	$2.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.24% and 0.49% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$984.60	$980.40	$983.50	$985.30
Expenses Incurred During Period	$3.12	$7.06	$4.85	$2.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.79	$1,017.80	$1,020.04	$1,022.79
Expenses Incurred During Period	$3.18	$7.19	$4.94	$2.17

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.63%, 1.43%, 0.98% and 0.43% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

34	NUVEEN

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$999.80	$995.90	$998.00	$999.70
Expenses Incurred During Period	$3.54	$7.51	$5.28	$2.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.39	$1,017.40	$1,019.65	$1,022.39
Expenses Incurred During Period	$3.54	$7.59	$5.34	$2.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.51%, 1.06% and 0.51% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NUVEEN	35

Report of

Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and the Board of Trustees of Nuveen Municipal Trust, and the Shareholders of

Nuveen All-American Municipal Bond Fund,

Nuveen Inflation Protected Municipal Bond Fund,

Nuveen Intermediate Duration Municipal Bond Fund,

Nuveen Limited Term Municipal Bond Fund and

Nuveen Short Term Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (separate portfolios of Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (a separate portfolio of Nuveen Investment Funds, Inc.) (hereafter, collectively referred to as the “Funds”) as of March 31, 2017, the results of each of their operations for the period from May 1, 2016 to March 31, 2017 and the year ended April 30, 2016, the changes in each of their net assets for the period from May 1, 2016 to March 31, 2017 and each of the two years in the period ended April 30, 2016, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

May 25, 2017

36	NUVEEN

Nuveen All-American Municipal Bond Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.0%

	MUNICIPAL BONDS – 101.0%

	Alabama – 1.1%

$10,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	Aa3	$10,841,400

4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	A–	4,550,764

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.500%, 1/01/21 – AGM Insured	6/17 at 100.00	AA	1,003,570
1,000	5.500%, 1/01/22	6/17 at 100.00	A–	1,003,570

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	16,722,673

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	499,300

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,059,400
32,895	Total Alabama			36,680,677

	Alaska – 0.2%

3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA	4,603,101

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/17 at 100.00	B3	1,916,340
5,855	Total Alaska			6,519,441

	Arizona – 2.4%

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	AA– (4)	529,860

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	212,018

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	Aa3 (4)	6,705,118

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	542,100

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	3,525,388

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	279,016

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	Aa2	478,983

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,367,760

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,015,607
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,491,000

NUVEEN	37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$875	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	$920,850

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47	7/21 at 100.00	BB+	1,082,690

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
2,205	6.000%, 7/01/33	7/20 at 102.00	BB	2,151,044
2,325	6.000%, 7/01/43	7/20 at 102.00	BB	2,195,567
195	6.000%, 7/01/48	7/20 at 102.00	BB	182,226

440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	455,576

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	378,168

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (4)	909,274

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
270	5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	272,865
730	5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	737,745

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	4,284,832

1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,010,710

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	BBB+	1,174,790
13,155	5.000%, 12/01/32	No Opt. Call	BBB+	15,055,503
7,675	5.000%, 12/01/37	No Opt. Call	BBB+	8,912,670

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,046,850

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Convertible Capital Appreciation Series 2005C, 4.550%, 7/01/21 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AAA	504,765

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,517,494

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,776,454
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,138,601
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,163,063

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,185,040

815	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	6/17 at 100.00	N/R	773,182
71,805	Total Arizona			78,976,809

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas – 0.0%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
$500	5.750%, 6/01/30	6/20 at 100.00	BBB–	$529,200
1,020	6.000%, 6/01/40	6/20 at 100.00	BBB–	1,085,984
1,520	Total Arkansas			1,615,184

	California – 12.8%

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
9,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	10,605,647
3,000	5.000%, 10/01/37	10/26 at 100.00	BBB+	3,332,850

50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	46,660

2,350	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,247,352

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 15.319%, 4/01/34 (Pre-refunded 4/01/18) (IF) (5)	4/18 at 100.00	AA (4)	1,166,000

2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,169,080

1,715	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	1,797,389

285	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	298,737

4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	5,157,780

	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015:
4,000	5.000%, 11/15/26	11/25 at 100.00	Aa3	4,798,720
3,635	5.000%, 11/15/28	11/25 at 100.00	Aa3	4,288,718

3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	A+	3,294,279

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	A+	1,610,221
1,105	5.000%, 2/01/31	2/27 at 100.00	A+	1,262,595

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	5,537,070

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	531,953

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,440,186

2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	2,506,064

1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	BB	1,506,168

3,340	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	3,630,146

NUVEEN	39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$1,000	5.000%, 11/01/30	11/26 at 100.00	BBB–	$1,109,450
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,170,822

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A–	1,919,382
8,875	5.000%, 2/01/47	2/27 at 100.00	A–	9,695,671

1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB–	1,179,288

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,128,390

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A+	1,119,210

	California State University, Systemwide Revenue Bonds, Series 2016A:
1,500	5.000%, 11/01/24	No Opt. Call	Aa2	1,814,130
1,250	5.000%, 11/01/25	No Opt. Call	Aa2	1,528,550
2,000	5.000%, 11/01/26	5/26 at 100.00	Aa2	2,437,260
2,400	5.000%, 11/01/27	5/26 at 100.00	Aa2	2,891,640

17,795	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 9/01/31	9/26 at 100.00	AA–	20,822,641

700	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 17.100%, 3/01/40 – AGM Insured (IF) (5)	3/20 at 100.00	AA	1,016,764

7,280	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/24	No Opt. Call	AA–	8,728,720

8,475	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	AA–	8,791,372

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,553,790

12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	AA–	13,657,680

1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	1,072,880

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/36	6/26 at 100.00	BB	1,161,182
1,365	5.000%, 12/01/46	6/26 at 100.00	BB	1,428,254
26,380	5.250%, 12/01/56	6/26 at 100.00	BB	27,993,665

5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.630%, 11/01/33	No Opt. Call	Aa3	5,887,580

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,867,243

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 16.522%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (4)	1,914,759

850	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31 (Pre-refunded 7/01/17)	7/17 at 100.00	A (4)	860,098

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
$825	5.750%, 7/01/30 (6)	6/17 at 100.00	CCC	$796,744
5,300	5.500%, 7/01/35 (6)	6/17 at 100.00	CCC	5,002,299
2,000	5.500%, 7/01/39 (6)	6/17 at 100.00	CCC	1,794,320

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,060,130

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,109,230

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,109,230

385	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	383,560

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	484,052

6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,599,987

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	574,964

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	BBB–	824,736
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	4,687,500

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/17 at 100.00	A	1,406,952

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,050	4.500%, 6/01/27	6/17 at 100.00	B1	10,068,492
3,480	5.000%, 6/01/33	6/17 at 100.00	B–	3,479,826
19,415	5.750%, 6/01/47	6/17 at 100.00	B–	19,413,641
7,550	5.125%, 6/01/47	6/17 at 100.00	B–	7,461,438

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,096,140

1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,710,265

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (4)	1,574,025

850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2013B, 5.000%, 5/15/30	5/23 at 100.00	AA–	990,513

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A:
2,500	5.000%, 5/15/25 (Alternative Minimum Tax)	No Opt. Call	AA–	2,943,350
3,500	5.000%, 5/15/26 (Alternative Minimum Tax)	No Opt. Call	AA–	4,140,885
4,325	5.000%, 5/15/28 (Alternative Minimum Tax)	5/26 at 100.00	AA–	5,064,964
2,500	5.000%, 5/15/29 (Alternative Minimum Tax)	5/26 at 100.00	AA–	2,905,950
3,000	5.000%, 5/15/30 (Alternative Minimum Tax)	5/26 at 100.00	AA–	3,465,960

NUVEEN	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	$1,096,170

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	596,980

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	3,232,650

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,106,320

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,108,260

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,866,324
2,500	6.500%, 11/01/39	No Opt. Call	A	3,409,825

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	6/17 at 100.00	AA– (4)	15,490,200

	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	591,175
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	582,320

1,145	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	6/17 at 102.00	CCC+	1,092,147

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/17 at 100.00	N/R	1,751,902

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (4)	3,419,700

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,953,829

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,257,523

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	1,988,030

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)	8/36 at 100.00	AA	13,251,000

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,522,040

715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	755,862

900	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	907,578

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,067,684
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	6,969,547

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,177,800

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	$753,355

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	14,155,057

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB–	10,516,219

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	AA–	8,465,016

2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (WI/DD, Settling 4/11/17) (Alternative Minimum Tax)	No Opt. Call	A2	2,289,560

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	531,881

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	2,565,961

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,212,600

275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47	9/27 at 100.00	N/R	277,241

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	BBB+	595,745

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	6/17 at 100.00	B+	4,749,572

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA (4)	1,034,144

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	217,899

785	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 100.00	N/R	785,824

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	5,297,100

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA	1,620,810

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	1,884,351
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	970,096
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	1,910,176

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,522,014
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,281,035
394,710	Total California			411,957,711

NUVEEN	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 4.2%

$1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	$1,078,515

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,109,666

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,499,587

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,040,867

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB–	2,541,525

895	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (4)	965,043

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	3,275,310

13,450	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc., Series 2016, 3.250%, 5/15/33	5/26 at 100.00	A+	13,038,026

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	8/19 at 100.00	N/R	1,580,040

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42 (8)	6/22 at 100.00	N/R	1,075,313
1,375	7.125%, 6/01/47 (8)	6/22 at 100.00	N/R	1,079,237

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	12,583,800

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	A–	6,384,335

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	764,853

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,021,270

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	105,574

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,265,410

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,286,813

755	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/17 at 100.00	BBB+	756,389

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,676,432

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	545,551

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,055,580

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	$2,085,493

165	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	164,322

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,952,478

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,469,700

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	571,368
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	3,896,865
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,328,844
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	622,760
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	329,391

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	AA–	9,083,154

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	12,530
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	235,408
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	10,820
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	12,871

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	6,802,540

1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,353,233

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	985,258

1,926	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,039,827

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,396,572

750	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	800,055

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,699,792

9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	8,198,598

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	N/R	662,420

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	2,297,727

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,326,488

NUVEEN	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
$2,170	6.250%, 11/15/28	No Opt. Call	A	$2,661,049
3,580	6.500%, 11/15/38	No Opt. Call	A	4,829,098

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,108,199
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,716,962

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	850,151
136,031	Total Colorado			135,233,109

	Connecticut – 0.5%

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/53	9/26 at 100.00	N/R	810,619

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	A	1,090,190

11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA–	12,111,550

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Tender Option Bond Trust 2015-XF0247, 15.566%, 7/01/42 (IF) (5)	7/17 at 100.00	AAA	1,041,040

663	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	719,130

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,175,966
16,323	Total Connecticut			17,948,495

	Delaware – 0.2%

950	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	986,926

1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB+	997,340

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,446,150
6,950	Total Delaware			7,430,416

	Florida – 5.3%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	337,464
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,501,917

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,299,887

480	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	479,981

855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	954,616

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	$6,697,620

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/04/40	7/25 at 100.00	A	1,515,195
1,380	5.000%, 7/04/50	7/25 at 100.00	A	1,399,458

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA–	5,087,695

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,137,278

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	1,106,650

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	977,470

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,162,248

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,033,590

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,076,610
500	6.000%, 6/15/32	6/22 at 100.00	N/R	532,990
1,100	6.125%, 6/15/43	6/22 at 100.00	N/R	1,171,544

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,300,400

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,507,920

1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46	6/25 at 100.00	N/R	1,588,573

3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	6/17 at 100.00	B+	2,976,830

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,456,948

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,358,769
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,118,950
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,307,140

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,001,220

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	993,740

3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	AA–	3,422,248

750	Jacksonville, Florida, Economic Development Commission, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	11/17 at 100.00	BBB–	685,477

NUVEEN	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,725	Jacksonville, Florida, Transportation Revenue Bonds, Refunding Series 2015, 3.000%, 10/01/30	10/25 at 100.00	AA–	$2,665,622

875	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	875,201

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	880,994
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,384,336

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A–	7,257,800

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	907,594
9,500	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	9,735,220

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,175,120

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	6,986,109

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,755,039

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	13,407,549

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 (Pre-refunded 10/01/18) – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA (4)	2,131,800

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (UB) (5)	6/19 at 100.00	AA	1,119,518

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	24,522,034

1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	1,015,120

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	575,278
625	5.000%, 6/01/32	6/21 at 100.00	A–	656,819
750	5.000%, 6/01/36	6/21 at 100.00	A–	782,580
875	5.125%, 6/01/42	6/21 at 100.00	A–	914,436

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	6/17 at 100.00	N/R (4)	154,703

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (4)	2,449,462

1,795	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B, 5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (4)	1,814,081

1,010	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	967,146

2,870	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB	2,907,109

835	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	860,334

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	$549,930

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	564,473

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	38,614

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39 (7)	5/17 at 100.00	N/R	153,036

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	172,820

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	92,570

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	5/17 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	15,078

105	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	101,388

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
90	5.250%, 5/01/39	5/17 at 100.00	N/R	84,077
295	6.650%, 5/01/40	5/17 at 100.00	N/R	295,018

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	266,894

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	139,644

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	3

2,445	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	6/17 at 100.00	N/R	2,415,367

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	259,125

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,547,190

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,335,230

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
500	5.125%, 5/01/36	5/28 at 100.00	N/R	499,555
1,000	5.500%, 5/01/46	5/28 at 100.00	N/R	1,007,460
160,300	Total Florida			169,628,911

	Georgia – 1.7%

615	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	677,718

NUVEEN	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$870	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	$939,435

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	7,712,180

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,285,800

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	AA–	1,267,915

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	1,164,670

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,077,859
1,000	5.500%, 9/15/28	No Opt. Call	A	1,194,710

22,045	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Refunding Series 2015C, 5.000%, 7/01/27	7/26 at 100.00	AA+	26,702,668

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,743,753

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 (Pre-refunded 6/15/19) – AGC Insured	6/19 at 100.00	AA (4)	1,083,730
47,180	Total Georgia			54,850,438

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,057,852

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,102,020

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,064,928

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,838,330
5,635	Total Guam			6,063,130

	Hawaii – 0.3%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	1,682,220

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,083,730

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
935	8.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,099,214
1,250	9.000%, 11/15/44 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,498,850

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	4,958,140
9,230	Total Hawaii			10,322,154

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
$2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	$2,060,984
205	5.000%, 9/01/37	9/26 at 100.00	BB+	219,368

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,081,640
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	825,170

2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB–	2,093,540
6,265	Total Idaho			6,280,702

	Illinois – 16.3%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,138,940

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	AA–	1,400,764
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	AA–	1,611,817

67,350	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	69,495,771

590	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B+	478,779

1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	B+	997,551

35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	33,813,075

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,240,091

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	3,405,239

900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	850,311

8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	9,166,621

920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	918,951

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	13,496,221

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
590	5.000%, 1/01/34	1/19 at 100.00	BBB+	559,167
1,815	5.000%, 1/01/40	1/19 at 100.00	BBB+	1,691,181

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	386,964
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	964,392

1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	949,710

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,394,402

1,635	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 1/01/22	1/20 at 100.00	BBB+	1,653,279

1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,323,775

NUVEEN	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
$2,260	5.000%, 1/01/24	No Opt. Call	BBB+	$2,283,029
935	5.000%, 1/01/25	No Opt. Call	BBB+	939,105
2,150	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,090,273
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	666,077
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,036,126

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,161,478

715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	700,729

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	4,700,450

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	2,044,140

	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA–	347,930
750	0.000%, 2/01/36	2/21 at 100.00	AA–	242,542

1,610	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,696,232

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
310	5.000%, 12/01/26	6/17 at 100.00	BBB	310,263
11,050	5.000%, 12/01/36	6/17 at 100.00	BBB	11,053,867

1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,535,324

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB	2,307,274

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	1,343,728

850	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	851,207

525	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	528,244

1,290	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,394,593

710	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	813,724

2,325	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A, 5.000%, 12/01/37	12/25 at 100.00	BBB+	2,399,098

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	1,038,290

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,179,235

	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016:
1,655	5.000%, 9/01/36	9/26 at 100.00	A–	1,785,083
4,260	4.000%, 9/01/41	9/26 at 100.00	A–	3,982,205
2,585	5.000%, 9/01/46	9/26 at 100.00	A–	2,767,217

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	$3,643,850

10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	11,563,673

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,186,200

910	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,001,601

1,635	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,864,390

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	515,040

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,546,163

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,640,682

9,960	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/36	2/27 at 100.00	BBB	8,852,647

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	28,797
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	3,311,712

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,017,785
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,159,960

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	4,039,315

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,485,268
1,665	6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (5)	5/19 at 100.00	Aaa	1,852,412

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	20,027

6,255	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	6,351,640

3,485	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,594,847

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,185,345

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	10,191,510

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	999,814

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,540,800

930	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,011,328

NUVEEN	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$470	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	$527,401

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,730,685

2,350	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	6/17 at 100.00	N/R	2,352,561

3,885	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	3,889,002

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (5)	6/17 at 100.00	AA+	4,002,200

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	7,999,478

5,000	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/25	4/24 at 100.00	BBB	5,245,150

8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,164,240

2,125	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/37	6/26 at 100.00	BBB	1,815,770

	Illinois State, General Obligation Bonds, November Series 2016:
5,325	5.000%, 11/01/24	No Opt. Call	BBB	5,627,247
11,200	5.000%, 11/01/33	11/26 at 100.00	BBB	11,318,496
5,000	5.000%, 11/01/34	11/26 at 100.00	BBB	5,045,300

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	5,720,045
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,088,364
500	5.000%, 3/01/27	3/22 at 100.00	BBB	512,640

	Illinois State, General Obligation Bonds, Series 2013:
1,440	5.250%, 7/01/28	7/23 at 100.00	BBB	1,495,786
1,800	5.500%, 7/01/38	7/23 at 100.00	BBB	1,865,232

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AAA	5,497,200

15,625	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior Obligation September Series 2016D, 3.000%, 6/15/32	6/26 at 100.00	AAA	13,956,250

7,930	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	8,813,164

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2016B:
585	5.000%, 1/01/28	7/26 at 100.00	AA–	686,614
1,905	5.000%, 1/01/29	7/26 at 100.00	AA–	2,220,716
845	5.000%, 1/01/31	7/26 at 100.00	AA–	970,288
2,055	5.000%, 1/01/32	7/26 at 100.00	AA–	2,347,283
6,000	5.000%, 1/01/33	7/26 at 100.00	AA–	6,812,220
2,500	5.000%, 1/01/34	7/26 at 100.00	AA–	2,823,525
8,500	5.000%, 1/01/38	7/26 at 100.00	AA–	9,513,880

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	6/17 at 100.00	N/R	420,749

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured (8)	6/17 at 100.00	N/R	2,549,700

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (10)	6/17 at 100.00	D	475,601

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB–	$882,516

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB–	5,444,982

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB–	1,235,192

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	6,964,095

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	4,159,400

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	1,976,516

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	886,963

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,411,766
3,000	6.250%, 6/01/24	6/17 at 100.00	A	3,000,000

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,524,675

15,000	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2004A, 5.750%, 6/01/29 – AGM Insured	No Opt. Call	AA	18,727,650

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,830,991
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	15,846,812

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	6/17 at 102.00	N/R	1,018,460

	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A:
10,000	4.000%, 4/01/30	4/23 at 100.00	Aa3	10,353,400
5,000	4.000%, 4/01/32	4/23 at 100.00	Aa3	5,120,650

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	8,385,570
516,096	Total Illinois			524,995,695

	Indiana – 2.4%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	6/17 at 100.00	BB	387,702

695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43	1/24 at 104.00	N/R	692,359

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A+	3,520,244
5,215	5.250%, 10/15/20	No Opt. Call	A+	5,829,118

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B–	1,379,588

NUVEEN	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
$2,475	7.000%, 12/01/34	12/24 at 100.00	N/R	$2,554,051
4,920	7.250%, 12/01/44	12/24 at 100.00	N/R	5,075,669

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
3,710	7.000%, 12/01/34	12/24 at 100.00	N/R	3,828,497
6,075	7.250%, 12/01/44	12/24 at 100.00	N/R	6,267,213

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,110,020

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,239,460

9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	9,085,410

9,215	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	A–	9,750,391

685	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	737,957

2,815	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	3,002,113

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa3	1,626,145
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa3	1,482,558
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa3	1,639,638

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
450	5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	501,421
9,185	7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	10,992,241

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	6,357,450
73,080	Total Indiana			79,059,245

	Iowa – 0.6%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,552,846

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 (Pre-refunded 8/15/19) – AGC Insured	8/19 at 100.00	Aa3 (4)	547,805

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,180	5.000%, 12/01/19	No Opt. Call	B	1,195,635
2,750	5.500%, 12/01/22	12/18 at 100.00	B	2,769,607
5,375	5.250%, 12/01/25	12/23 at 100.00	B	5,441,166

1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	1,033,534

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,065,000

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$2,840	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	$3,032,609

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/17 at 100.00	B+	2,044,959
18,980	Total Iowa			19,683,161

	Kansas – 0.4%

	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,588,335
1,320	5.000%, 12/01/41	12/26 at 100.00	Baa2	1,390,237

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	528,155

4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	4,970,574

1,875	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	6/17 at 100.00	BB+	1,875,675

1,015	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,046,039
10,750	Total Kansas			11,399,015

	Kentucky – 1.1%

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	BBB+	2,755,300
2,480	6.000%, 6/01/30	6/20 at 100.00	BBB+	2,724,454

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/18 at 100.00	A+	1,575,480

5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	5,920,672

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
2,685	4.000%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	2,777,283
2,750	5.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A+	2,960,842

5,735	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare, Inc., Series 2016A, 5.000%, 10/01/31	10/26 at 100.00	A–	6,415,343

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,466,455

1,600	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (4)	1,730,176

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,620,350
31,310	Total Kentucky			33,946,355

	Louisiana – 1.9%

1,250	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.500%, 1/01/24 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,454,537

NUVEEN	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$3,055	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	$3,131,619

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (8)	12/17 at 100.00	N/R	3,248,450
800	6.000%, 12/15/37 (8)	6/17 at 100.00	N/R	399,752

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/17 (8)	No Opt. Call	N/R	32,480

27,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	30,016,215

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,107,120

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,178,780

465	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	478,411

1,085	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A–	1,088,667

415	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	417,303

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A–	2,175,165

1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,149,718

13,120	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	13,166,576
59,235	Total Louisiana			60,044,793

	Maine – 0.5%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	2,173,420
10,390	6.750%, 7/01/41	7/21 at 100.00	BBB–	11,278,345

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,813,152

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	519,897
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,126,840
15,515	Total Maine			16,911,654

	Maryland – 1.0%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	6/17 at 100.00	Ba1	1,052,342
1,925	5.250%, 9/01/28 – SYNCORA GTY Insured	6/17 at 100.00	Ba1	1,929,293

9,445	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2015, 5.000%, 6/01/22	No Opt. Call	AAA	11,040,261

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A2	$15,664,604

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/19 at 100.00	BB+	1,029,840
27,770	Total Maryland			30,716,340

	Massachusetts – 1.3%

2,875	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 4.000%, 7/01/36	7/26 at 100.00	A–	2,899,236

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,393,848

8,350	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	8,384,569

	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,287,144
5,065	5.000%, 7/01/37	7/26 at 100.00	BBB	5,416,714

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB-	1,139,049

50	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	53,015

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 11.929%, 7/01/34 (IF)	7/19 at 100.00	AA–	8,216,612

4,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	4,896,301

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,265,695
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 100.00	N/R	706,650

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2181, 11.945%, 8/01/38 (IF) (5)	8/19 at 100.00	AAA	2,912,609
38,435	Total Massachusetts			41,571,442

	Michigan – 1.6%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	9,891,530

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (4)	891,304

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	7,944,696

1,065	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	A–	1,068,067

10,115	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	11,120,633

510	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	517,619

NUVEEN	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
$470	6.000%, 10/01/21	No Opt. Call	BB–	$465,888
500	7.000%, 10/01/31	10/21 at 100.00	BB–	493,300
1,000	7.000%, 10/01/36	10/21 at 100.00	BB–	970,070

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,642,210

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	6/17 at 100.00	BBB	1,251,800

1,290	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,289,936

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	839,205
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,252,180

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A (4)	556,425
1,480	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (4)	1,651,769

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/20	No Opt. Call	A1	1,334,820

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	6,596,576
50,285	Total Michigan			50,778,028

	Minnesota – 2.0%

310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	258,580

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	146,189
270	5.000%, 7/01/47	7/24 at 102.00	N/R	255,504

4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	3,942,270

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	248,993
675	5.250%, 1/01/46	1/23 at 100.00	N/R	657,362

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46	8/22 at 100.00	N/R	1,562,837
1,250	5.000%, 8/01/51	8/22 at 100.00	N/R	1,251,650

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/18 at 102.00	BB+	1,030,810

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,034,680

60	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	$2,530,968

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,257,280
3,000	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,269,040

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,808,330

9,510	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/25	No Opt. Call	Baa1	10,870,976

4,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/29	No Opt. Call	AA	5,775,407

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	451,830

16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	14,011,524

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27	11/25 at 100.00	BBB–	2,772,775
2,080	5.250%, 11/15/28	11/20 at 100.00	BBB–	2,246,670
535	5.250%, 11/15/35	11/20 at 100.00	BBB–	568,256
235	5.000%, 11/15/44	11/25 at 100.00	BBB–	246,562

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,361,072

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,147,088
64,960	Total Minnesota			65,706,653

	Mississippi – 0.2%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,747,550

	Missouri – 2.0%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,887,165

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,760	3.000%, 8/01/32	8/26 at 100.00	A	1,559,659
55	3.000%, 8/01/34	8/26 at 100.00	A	47,297

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,663,179

2,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016, 3.250%, 11/15/36	5/26 at 100.00	A+	1,817,700

8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,071,616

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	1,369,113

NUVEEN	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 11.933%, 11/15/39 (Pre-refunded 11/15/19) (IF)	11/19 at 100.00	AAA	$5,770,740

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,577,443

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	15,618,081

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	2,809,550
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	3,704,960
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,153,000
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,363,220
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	2,748,300
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	874,500

1,325	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/17 at 100.00	N/R	1,261,798

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,099,880
77,472	Total Missouri			63,397,201

	Montana – 0.0%

1,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Refunding Series 2016, 5.000%, 2/15/25	No Opt. Call	A–	1,162,690

	Nebraska – 1.7%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,244,920

11,930	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	13,030,423

1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	1,867,925

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	A+ (4)	2,835,525

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	20,627,436
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,153,200
48,885	Total Nebraska			53,759,429

	Nevada – 1.2%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,167,540

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,131,188
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,669,086

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,273,680
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,721,175

62	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	$2,771,125

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB)	6/26 at 100.00	Aa1	22,551,600

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
130	4.000%, 6/01/19	No Opt. Call	N/R	132,249
115	4.000%, 6/01/20	No Opt. Call	N/R	117,906
835	4.000%, 6/01/21	No Opt. Call	N/R	861,812
380	5.000%, 6/01/23	No Opt. Call	N/R	407,333
200	4.250%, 6/01/24	6/23 at 103.00	N/R	203,636

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,766,112

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
435	6.500%, 9/01/20 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	461,248
1,325	6.750%, 9/01/27 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	1,430,828

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	454,305
36,520	Total Nevada			40,120,823

	New Hampshire – 0.2%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 12.709%, 6/01/39 (Pre-refunded 6/01/19) (IF) (5)	6/19 at 100.00	AA+ (4)	4,192,029

2,160	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	Baa1	2,334,658
5,465	Total New Hampshire			6,526,687

	New Jersey – 2.5%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,998,794

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A2	1,557,371

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	6/17 at 100.00	AA–	1,816,943
1,775	5.000%, 7/01/23 – NPFG Insured	6/17 at 100.00	AA–	1,816,943

9,090	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A–	9,728,663

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/17 at 100.00	BB–	1,066,470
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,767,695

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,502,712

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	903,837

NUVEEN	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	$2,190,083

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	681,588

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	Baa2	1,137,080

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,571,208

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 17.130%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,716,970

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
4,110	5.000%, 6/15/27	6/26 at 100.00	A+	4,411,510
1,930	5.000%, 6/15/28	6/26 at 100.00	A+	2,057,940

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,876,802

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (4)	1,120,020

1,710	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A	1,944,544

1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	2,050,611

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,188,200

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,805	4.625%, 6/01/26	6/17 at 100.00	BBB	5,810,515
1,970	5.000%, 6/01/29	6/17 at 100.00	BBB–	1,977,033
6,520	4.750%, 6/01/34	6/17 at 100.00	BB–	6,242,639
16,880	5.000%, 6/01/41	6/17 at 100.00	B	16,528,727
77,495	Total New Jersey			81,664,898

	New Mexico – 0.2%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	3,114,930

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	3,322,784

365	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	363,299
6,435	Total New Mexico			6,801,013

	New York – 6.5%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	1,244,496
7,745	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	8,841,769

520	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	494,598

64	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	$8,873,326

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	5,606,583

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34	6/27 at 100.00	Baa3	107,674
300	5.000%, 12/01/36	6/27 at 100.00	Baa3	321,216

	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	595,695
175	5.000%, 7/01/32 (WI/DD, Settling 4/11/17)	7/27 at 100.00	A+	204,166

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	5,363

10	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	AAA	10,725

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2016-XF0525:
1,995	12.071%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,396,534
2,333	12.061%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,801,356

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	454,476

5,160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	6/17 at 100.00	AA–	5,170,062

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,302,790

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,102,600
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,112,224

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34 (WI/DD, Settling 4/05/17)	7/27 at 100.00	AA–	1,622,446
1,000	5.000%, 7/01/36 (WI/DD, Settling 4/05/17)	7/27 at 100.00	AA–	1,152,270
1,000	5.000%, 7/01/37 (WI/DD, Settling 4/05/17)	7/27 at 100.00	AA–	1,150,390

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A–	269,235
300	5.000%, 7/01/24	No Opt. Call	A–	345,789
210	5.000%, 7/01/26	7/24 at 100.00	A–	237,470

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	10/17 at 102.00	N/R	965,160
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	321,720

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	791,376

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD:
5,000	5.250%, 6/15/47	12/26 at 100.00	AA+	5,844,600
1,000	5.000%, 6/15/47	12/26 at 100.00	AA+	1,137,480

NUVEEN	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE:
$5,000	5.000%, 6/15/36	6/27 at 100.00	AA+	$5,801,750
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,787,550

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 15.287%, 6/15/39 (IF)	6/19 at 100.00	AA+	1,322,280

10,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series C, 5.000%, 11/01/30	5/27 at 100.00	AAA	12,520,200

	New York City, New York, General Obligation Bonds, Fiscal 2017 Series C:
10,000	5.000%, 8/01/27	2/27 at 100.00	AA	12,117,900
5,000	5.000%, 8/01/28	2/27 at 100.00	AA	6,008,700

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	6/17 at 100.00	AA	5,026

13,480	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	14,133,510

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A:

10,000	5.000%, 6/15/42 (WI/DD, Settling 4/13/17)	6/27 at 100.00	AAA	11,646,400
15,000	5.000%, 6/15/46 (WI/DD, Settling 4/13/17)	6/27 at 100.00	AAA	17,398,500

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	586,398

1,120	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	1,184,142

2,660	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,786,084

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	8,134,778
14,340	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	15,239,405

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	3,521,525

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	894,550

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,280,062

1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA–	1,568,923

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,554,490

4,405	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	4,494,113

7,880	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,620,090

66	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/37	12/25 at 100.00	AAA	$11,546,800

5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	5,485,532
191,778	Total New York			211,122,297

	North Carolina – 0.5%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 12.036%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,334,595

1,000	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27 (Alternative Minimum Tax)	6/17 at 100.00	BBB	1,000,450

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	1,200,960

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,099,110

	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	349,623
890	5.000%, 10/01/37	10/24 at 102.00	N/R	915,766

	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB–	2,105,958
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB–	1,086,847
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB–	4,622,734

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	2,162,540
15,250	Total North Carolina			16,878,583

	North Dakota – 0.3%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	3,013,826

2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,063,667

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,174,592
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,783,298
10,280	Total North Dakota			11,035,383

	Ohio – 2.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
9,370	5.125%, 6/01/24	6/17 at 100.00	B–	8,877,981
12,920	5.875%, 6/01/30	6/17 at 100.00	B–	12,427,748
4,060	5.750%, 6/01/34	6/17 at 100.00	B–	3,855,092
20,260	5.875%, 6/01/47	6/17 at 100.00	B–	19,519,294

3,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	3,308,280

NUVEEN	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	$2,298,680

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB–	3,265,203

	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
2,725	5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	NA (4)	2,894,958
525	5.625%, 8/15/29	8/18 at 100.00	A3	551,098

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	6,712,031

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,604,625

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,752,770

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	532,500

2,730	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,847,772

1,250	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	443,750

700	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	248,500

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	CCC+	1,420,000

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,370	5.000%, 12/01/17	No Opt. Call	BB	2,406,024
1,250	5.000%, 12/01/22	No Opt. Call	BB	1,327,463
3,000	5.750%, 12/01/32	12/22 at 100.00	BB	3,280,500
2,000	6.000%, 12/01/42	12/22 at 100.00	BB	2,195,580

700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34	1/24 at 104.00	N/R	704,788

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,065,400

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Baa3	2,164,280
2,500	5.000%, 12/01/32	12/22 at 100.00	Baa3	2,604,900
95,720	Total Ohio			92,309,217

	Oklahoma – 0.7%

1,185	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	1,279,693

68	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc. – Cross Village Student Housing Project, Series 2017:
$7,500	5.000%, 8/01/52	8/27 at 100.00	BBB–	$7,933,875
2,500	5.250%, 8/01/57	8/27 at 100.00	BBB–	2,674,775

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	No Opt. Call	BB–	9,594,313
20,275	Total Oklahoma			21,482,656

	Oregon – 0.7%

8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,250,805

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,974,981
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,691,200

935	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	979,039

885	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	909,807

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	7,855,403
20,930	Total Oregon			22,661,235

	Pennsylvania – 3.4%

315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	285,992

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB	1,251,596

1,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	CCC+	621,250

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	5,336,174
450	3.350%, 4/01/41	No Opt. Call	CCC+	159,750

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	710,000

100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	107,938

900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	978,480

1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,624,907

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	2,152,220

NUVEEN	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	$798,610

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 15.520%, 8/01/24 (Pre-refunded 8/01/20) (IF) (5)	8/20 at 100.00	N/R (4)	1,348,083

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Baa2	1,961,928
1,310	5.250%, 1/15/46	1/25 at 100.00	Baa2	1,381,788

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA–	4,155,984

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,754,957

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	BB–	1,016,560

2,800	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	3,088,428

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
5,555	5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	6,016,398
3,750	5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	4,040,325

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	1,369,212

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	8,094,183

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,595,500

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB	496,742

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,239,780

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	282,896

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A+ (4)	2,783,077

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	10,151,136

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,618,400

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	AA–	3,334,080

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	A1 (4)	1,664,912

70	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$19,300	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	1/23 at 100.00	Baa3	$18,575,092
103,415	Total Pennsylvania			108,996,378

	South Carolina – 0.4%

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	517,997

5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	AA–	5,269,550

70	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AA– (4)	75,248

1,930	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,074,692

2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	AA–	2,352,164

2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	AA–	2,191,060
11,645	Total South Carolina			12,480,711

	South Dakota – 0.4%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,764,500

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,082,200

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	987,923

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	7,152,773
11,160	Total South Dakota			11,987,396

	Tennessee – 0.7%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 (Pre-refunded 6/01/19) – SYNCORA GTY Insured	6/19 at 100.00	Aa2 (4)	3,922,239

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	10/18 at 100.00	BBB+	544,838
1,500	6.125%, 10/01/28	10/18 at 100.00	BBB+	1,603,155

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,145,530

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,026,960

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,575,878

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	A3	5,764,891

NUVEEN	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
$215	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	$235,313
785	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA (4)	859,167

635	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGM Insured	12/19 at 100.00	AA (4)	702,189

1,365	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	1,467,430

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,117,400
20,360	Total Tennessee			21,964,990

	Texas – 9.0%

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB–	130,856
740	5.000%, 12/01/51	12/26 at 100.00	BBB–	768,756

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,658,946

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	BBB+ (4)	3,817,913

1,885	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 (Pre-refunded 9/01/18) – AGM Insured	9/18 at 100.00	AA (4)	1,991,503

430	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	9/18 at 100.00	AA	449,604

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+	3,532,830

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,954,068

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,988,030

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,170,749

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB	2,864,792

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB	1,426,350

2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	2,479,625

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,044,932

12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	13,775,803

72	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
$3,500	5.000%, 11/01/24	11/20 at 100.00	A+	$3,923,990
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,681,710

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	22,123

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	11/21 at 100.00	A+	5,338,950

1,760	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (4)	1,839,992

1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,754,400

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,101,391

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,136,500

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,206,100

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	A	3,088,590

1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,399,908

1,135	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB–	1,198,753

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,577,310

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	264,310

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,179,297

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A2	372,420

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 (Pre-refunded 2/15/18) – AGC Insured	2/18 at 100.00	Aa1 (4)	2,734,287

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	BBB+	1,487,010
1,280	5.000%, 8/15/35	8/25 at 100.00	BBB+	1,366,490

6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	Baa1	7,325,942

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 100.00	BBB (4)	1,025,250
2,500	5.250%, 11/01/37 (Pre-refunded 11/01/17)	11/17 at 100.00	BBB (4)	2,564,950

NUVEEN	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,315	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	$1,379,409

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	4,393,227

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	N/R	674,071
805	5.000%, 11/01/51	11/23 at 103.00	N/R	817,824

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	N/R	1,121,835
1,550	5.000%, 11/15/46	11/24 at 102.00	N/R	1,571,189

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	769,232

5,505	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	N/R	5,021,606

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A:

30	5.000%, 4/01/31	4/26 at 100.00	BBB–	32,468
360	5.000%, 4/01/36	4/26 at 100.00	BBB–	382,594
65	5.000%, 4/01/48	4/26 at 100.00	BBB–	68,381

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,720,069

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A:

1,275	5.000%, 4/01/31	4/26 at 100.00	BBB–	1,375,878
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB–	1,366,987
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB–	2,566,590

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,317,000

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,155,220

4,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	BBB–	4,715,055

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	12,013,370

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,281,720

560	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A1	606,194

2,440	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	2,647,498

74	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/33 (Pre-refunded 1/01/18) (UB) (5)	1/18 at 100.00	A2 (4)	$2,073,080

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	4,934,746

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	3,016,918

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba2	687,560
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba2	1,851,064
385	5.125%, 2/01/39	2/24 at 100.00	Ba2	393,766

645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	774,626

10,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25 (Pre-refunded 2/01/19)	2/19 at 100.00	Aa1 (4)	10,746,800

4,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2008, 5.000%, 2/01/25 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa1 (4)	4,135,600

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,015,770
1,000	5.000%, 8/15/27 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,015,770

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (4)	1,015,770

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	9,890,198

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	79,576
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	989,016

3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,346,650

1,600	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26 (Pre-refunded 5/01/17)	5/17 at 100.00	BBB– (4)	1,607,056

180	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	BBB+	185,018

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	4,003,823

5,270	Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,617,030

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	954,318

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,850,036

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	8,430,405

NUVEEN	75

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	$1,015,810

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 15.387%, 8/01/34 (IF)	8/19 at 100.00	AAA	2,322,460

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A–	7,322,865

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	2,943,570

11,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	11,914,870

5,315	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	A–	5,296,238

14,685	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	14,632,721

150	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	N/R	169,655

600	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	715,230

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB+ (4)	2,021,220

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (4)	548,335

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,256,744

1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,392,770
286,300	Total Texas			290,808,931

	Utah – 1.1%

20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	A+	22,436,000

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
675	5.600%, 7/15/22	No Opt. Call	BB+	719,024
850	6.300%, 7/15/32	7/22 at 100.00	BB+	918,825

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,043,280

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
400	6.250%, 6/15/28 (Pre-refunded 6/15/17)	6/17 at 100.00	N/R (4)	404,488
950	6.500%, 6/15/38 (Pre-refunded 6/15/17)	6/17 at 100.00	N/R (4)	961,144

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,330,713

76	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	$1,184,656

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,115	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	2,545,720
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	4,390,954
31,895	Total Utah			35,934,804

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	2,117,052
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,170,950
2,815	Total Vermont			3,288,002

	Virginia – 1.0%

480	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	7/17 at 100.00	AA	481,440

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,246,860

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,092,444

10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	9,326,331

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,017,870

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	5,669,895

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	3,783,019
6,515	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	6,996,524
32,825	Total Virginia			31,614,383

	Washington – 2.4%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A1 (4)	7,094,159

6,840	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	Aa1	7,142,807

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 17.212%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,271,040

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,607,486

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 11.966%, 1/01/39 (Pre-refunded 7/01/17) – AGM Insured (IF) (5)	7/17 at 100.00	AA+ (4)	2,410,164

695	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	874,428

NUVEEN	77

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
$3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	$4,161,485
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,106,585
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,291,320
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,180,502

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,167,060

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	4,018,553

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,210,176
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,816,857

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,822,224

	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Baa3	6,166,320
5,930	5.000%, 12/01/46	12/26 at 100.00	Baa3	6,066,568

845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	917,552

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,285,446
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,256,700

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,307,950

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41	7/26 at 100.00	N/R	1,131,068
2,000	5.000%, 7/01/46	7/26 at 100.00	N/R	1,942,980
3,805	5.000%, 7/01/51	7/26 at 100.00	N/R	3,642,488

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,198,296

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,359,586
72,070	Total Washington			77,449,800

	West Virginia – 0.6%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (4)	504,250

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	1,084,637

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,029,580

1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,584,937

78	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2016A:
$8,025	4.000%, 6/01/34	6/26 at 100.00	A	$8,129,325
4,610	4.000%, 6/01/35	6/26 at 100.00	A	4,655,685
1,630	3.250%, 6/01/39	6/26 at 100.00	A	1,446,935
18,370	Total West Virginia			18,435,349

	Wisconsin – 3.6%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	5,484,900

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36	2/26 at 100.00	N/R	1,178,575

2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46	6/26 at 100.00	N/R	1,958,464

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
280	5.500%, 10/01/22	No Opt. Call	BB+	304,875
375	6.000%, 10/01/32	10/22 at 100.00	BB+	398,201

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	BB+	1,092,938
500	5.125%, 10/01/45	10/22 at 100.00	BB+	503,095

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	1,631,413
5,000	6.250%, 12/01/42	12/22 at 100.00	N/R	5,082,750

1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,055,546

3,345	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	3,175,241

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,732,406

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BBB-	5,031,250

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	3,073,515

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A+	1,587,230

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	1,407,415

625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa2	661,731

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A, 4.000%, 4/01/39 (WI/DD, Settling 4/20/17)	4/27 at 100.00	AA–	1,997,060

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,179,832

NUVEEN	79

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
$1,000	5.000%, 2/15/40	2/22 at 100.00	A–	$1,046,980
35	4.500%, 2/15/40	2/22 at 100.00	A–	35,813

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A–	5,312,500

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,362,060

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	8,199,450

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	475,285

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	655,946

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	A–	3,202,636
2,100	4.350%, 7/01/36	7/21 at 100.00	A–	2,108,127

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	3,624,398

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	4,999,650
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,349,981
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,186,088

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,889,250
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,006,740
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,521,875
111,550	Total Wisconsin			117,513,216

	Wyoming – 0.5%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A	2,173,220

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	4,997,925

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB+	887,032
2,500	6.000%, 12/01/36	12/21 at 100.00	BBB+	2,765,675

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	4,092,928
13,450	Total Wyoming			14,916,780
$3,129,475	Total Municipal Bonds (cost $3,117,602,318)			3,258,379,960

80	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$139	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/19	N/R	$83,531

37	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/55	N/R	18,232
$176	Total Corporate Bonds (cost $15,730)				101,763
	Total Long-Term Investments (cost $3,117,618,048)				3,258,481,723
	Floating Rate Obligations – (2.1)%				(67,370,000)
	Other Assets Less Liabilities – 1.1%				34,203,424
	Net Assets – 100%				$3,225,315,147

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(10)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	81

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.5%

	MUNICIPAL BONDS – 96.5%

	Alabama – 1.2%

$1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A3	$1,153,210

	Alaska – 2.6%

2,000	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution Series 2017A, 5.000%, 10/01/27	No Opt. Call	AA	2,385,340

	Arizona – 0.4%

390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	415,096

	California – 13.0%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (4)	10/23 at 100.00	AA	1,162,640

305	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	Aaa	311,945

500	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	A+	590,895

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	A1	955,306

1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2015, 5.000%, 9/01/25	No Opt. Call	AA–	1,209,480

1,025	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2016B, 5.000%, 7/01/28	7/26 at 100.00	AA+	1,244,862

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	435,878

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	632,761

880	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	6/17 at 100.00	N/R	880,757

2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017B, 5.000%, 7/01/28 (WI/DD, Settling 4/04/17)	1/27 at 100.00	Aa2	2,429,880

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	145,216

1,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/21	No Opt. Call	AA–	1,159,080

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	879,288
10,515	Total California			12,037,988

82	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 9.6%

$555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax) (4)	No Opt. Call	A+	$639,216

1,250	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35	12/26 at 100.00	Baa2	1,372,463

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	AA–	1,145,030

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured (4)	No Opt. Call	AA	1,081,150

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	470,668

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	AA–	924,050

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,306,375

1,055	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	1,423,100

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	BBB+	540,585
8,135	Total Colorado			8,902,637

	Connecticut – 2.4%

500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A, 5.000%, 9/01/26	No Opt. Call	AA	597,185

1,500	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	AA–	1,675,815
2,000	Total Connecticut			2,273,000

	District of Columbia – 1.6%

295	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	A+	343,218

1,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2017, 5.000%, 4/01/31	4/27 at 100.00	A	1,164,170
1,295	Total District of Columbia			1,507,388

	Florida – 3.1%

1,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 10/01/33	10/25 at 100.00	A1	1,129,860

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	1,025,530

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	713,093
2,620	Total Florida			2,868,483

	Georgia – 4.1%

1,350	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/27	No Opt. Call	A2	1,590,476

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	188,268
374	5.500%, 7/15/30	7/21 at 100.00	N/R	373,932
410	5.500%, 1/15/36	7/21 at 100.00	N/R	410,387

NUVEEN	83

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	$1,076,120

110	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	130,501
3,432	Total Georgia			3,769,684

	Illinois – 3.9%

305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	351,006

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (5)	349,897

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	370,965

440	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	459,840

600	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	657,294

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	575,376

1,065	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	903,876
3,605	Total Illinois			3,668,254

	Indiana – 1.7%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	575,005

615	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22	No Opt. Call	Aa3	709,230

235	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/26	No Opt. Call	AA	284,035
1,350	Total Indiana			1,568,270

	Iowa – 1.4%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa3	1,317,184

	Kansas – 1.3%

1,025	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	9/22 at 100.00	A+	1,178,494

	Kentucky – 1.1%

65	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21	6/20 at 100.00	BBB+	72,097

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	394,911
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	547,664
970	Total Kentucky			1,014,672

84	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 3.0%

$1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA–	$1,145,680

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	566,375

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (4)	No Opt. Call	AA	1,111,080
2,515	Total Louisiana			2,823,135

	Maine – 1.3%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
185	5.000%, 7/01/25	7/23 at 100.00	BBB	199,426
1,000	5.000%, 7/01/33	7/23 at 100.00	BBB	1,016,010
1,185	Total Maine			1,215,436

	Massachusetts – 0.6%

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 100.00	N/R	537,632

	Michigan – 0.7%

55	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	54,519

500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	562,090
555	Total Michigan			616,609

	Minnesota – 0.7%

550	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/27	12/26 at 100.00	Aa3	662,470

	Missouri – 1.2%

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A	1,159,070

	Nebraska – 1.1%

935	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/35	5/27 at 100.00	AA–	1,052,791

	Nevada – 3.1%

390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	424,390

1,000	Clark County, Nevada, Sales & Excise Tax Revenue Bonds, Streets and Highways Series 2016, 5.000%, 7/01/29	No Opt. Call	AA	1,210,030

1,000	Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/27 (WI/DD, Settling 4/11/17)	No Opt. Call	AA+	1,220,730
2,390	Total Nevada			2,855,150

	New Jersey – 0.3%

240	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	248,239

NUVEEN	85

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 4.9%

$490	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017, 5.000%, 7/01/27	No Opt. Call	A+	$593,733

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014E, 5.000%, 2/15/26	2/25 at 100.00	AAA	1,188,630

110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	120,427

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (4)	No Opt. Call	AA–	1,450,100

1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/28	6/27 at 100.00	A–	1,160,300
3,850	Total New York			4,513,190

	North Carolina – 6.9%

1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	1,222,040

835	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (4)	No Opt. Call	AA	957,102

590	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/23	No Opt. Call	BBB–	669,910

1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA	1,173,030

2,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 5/01/28 (Alternative Minimum Tax)	5/27 at 100.00	Aa3	2,383,540
5,425	Total North Carolina			6,405,622

	Ohio – 4.3%

190	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	207,577

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	Aa3	1,134,460

2,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/28 (WI/DD, Settling 4/20/17)	6/27 at 100.00	AAA	2,447,320

200	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	239,064
3,390	Total Ohio			4,028,421

	Oklahoma – 0.8%

630	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A, 5.000%, 1/01/37	1/26 at 100.00	AA–	719,536

	Oregon – 1.3%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	1,171,320

	Pennsylvania – 2.9%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	1/23 at 100.00	A–	933,618

86	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of Participation, Series 2012, 5.000%, 4/01/32	4/22 at 100.00	A3	$1,579,875

170	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	BBB+	186,441

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	AA–	5,761
2,515	Total Pennsylvania			2,705,695

	Tennessee – 1.7%

1,305	Sullivan County, Tennessee, General Obligation Bonds, School Improvement Series 2017, 5.000%, 5/01/26	No Opt. Call	Aa2	1,596,354

	Texas – 7.1%

1,000	Aldine Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2017, 5.000%, 2/15/26	No Opt. Call	AAA	1,211,870

1,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	11/26 at 100.00	AA	1,144,460

365	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB	413,994

1,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 2/15/22	No Opt. Call	AA	1,130,840

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	220,278

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	670,158

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/28	11/24 at 100.00	A2	1,148,370

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	112,072

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	Ba2	510,415
6,165	Total Texas			6,562,457

	Utah – 1.1%

935	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/15/22	No Opt. Call	AA	1,073,408

	Vermont – 1.2%

1,000	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A, 5.000%, 12/01/35	6/26 at 100.00	A–	1,105,970

	Virginia – 0.2%

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	199,106

	Washington – 1.9%

500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	536,145

NUVEEN	87

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,000	Washington State, General Obligation Bonds, Various Purpose Series 2017D, 5.000%, 2/01/29	2/27 at 100.00	AA+	$1,200,770
1,500	Total Washington			1,736,915

	West Virginia – 0.2%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	A–	235,087

	Wisconsin – 1.6%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A	1,169,838

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	282,838
1,275	Total Wisconsin			1,452,676

	Wyoming – 1.0%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	888,960
$79,527	Total Long-Term Investments (cost $88,118,737)			89,624,949

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.7%

	MUNICIPAL BONDS – 2.7%

	Pennsylvania – 1.6%

$1,500	Pennsylvania Turnpike Commission, Variable Rate Demand Obligations, Turnpike Revenue Bonds, Tender Option Bond Trust Series 1179, 0.930%, 12/01/42 (6)	12/22 at 100.00	VMIG-2	$1,500,000

	Washington – 1.1%

1,000	Washington State Health Care Facilities Authority, Variable Rate Demand Obligations, Revenue Bonds, Catholic Health Initiative, Tender Option Bond Floater 2016-XM0424, 1.140%, 2/01/41 (6)	2/21 at 100.00	VMIG-3	1,000,000
$2,500	Total Short-Term Investments (cost $2,500,000)			2,500,000
	Total Investments (cost $90,618,737) – 99.2%			92,124,949
	Other Assets Less Liabilities – 0.8% (7)			746,018
	Net Assets – 100%			$92,870,967

88	NUVEEN

Investments in Derivatives as of March 31, 2017

Consumer Price Index Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Fixed Rate Payment Date (8)	Termination Date	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank, N.A.	$5,000,000	Receive	CPURNSA	2.600%	Annually	2/06/18	2/05/18	$(313,031)
JP Morgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.560	Annually	12/31/18	12/28/18	(277,251)
JP Morgan Chase Bank, N.A.	3,500,000	Receive	CPURNSA	2.509	Annually	2/11/19	2/08/19	(214,201)
JP Morgan Chase Bank, N.A.	4,500,000	Receive	CPURNSA	2.645	Annually	12/30/19	12/28/19	(361,907)
JP Morgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.645	Annually	10/01/21	9/30/21	(416,554)
JP Morgan Chase Bank, N.A.	8,000,000	Receive	CPURNSA	2.777	Annually	2/21/22	2/19/22	(800,831)
JP Morgan Chase Bank, N.A.	5,000,000	Receive	CPURNSA	2.190	Annually	1/06/21	1/05/21	6,361
JP Morgan Chase Bank, N.A.	5,000,000	Receive	CPURNSA	2.190	Annually	3/03/23	3/02/23	(963)
JP Morgan Chase Bank, N.A.	4,750,000	Receive	CPURNSA	2.228	Annually	2/20/24	2/16/24	(5,248)
JP Morgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.195	Annually	3/31/25	3/29/25	282
JP Morgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.329	Annually	2/02/26	1/30/26	(26,236)
JP Morgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.270	Annually	3/10/26	3/09/26	(11,416)
JP Morgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.265	Annually	3/16/26	3/15/26	(15,088)
JP Morgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.320	Annually	3/30/29	3/29/29	2,706
Morgan Stanley Capital Services LLC	3,800,000	Receive	CPURNSA	2.595	Annually	11/06/18	11/05/18	(214,846)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.283	Annually	9/16/21	9/15/21	(122,096)
Morgan Stanley Capital Services LLC	5,000,000	Receive	CPURNSA	2.178	Annually	3/14/23	3/13/23	(1,377)
Morgan Stanley Capital Services LLC	5,000,000	Receive	CPURNSA	2.205	Annually	1/29/24	1/28/24	(13,162)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.650	Annually	8/08/24	8/07/24	(270,612)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.310	Annually	1/29/27	1/28/27	(16,776)
Morgan Stanley Capital Services LLC	3,500,000	Receive	CPURNSA	2.350	Annually	2/12/29	2/09/29	(7,723)
	$89,050,000							$(3,079,969)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Fixed Rate Payment Date is one business day after contract Termination Date.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

See accompanying notes to financial statements.

NUVEEN	89

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.6%

	MUNICIPAL BONDS – 98.3%

	Alabama – 1.3%

$7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	$8,621,290

31,725	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	Aa3	34,394,341

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	Aa1	1,151,425

2,685	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,664,057

795	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	822,205

1,205	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	1,248,223

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,354,186
3,555	5.000%, 3/01/24	No Opt. Call	BBB	4,055,686
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,558,673
1,725	5.000%, 3/01/26	No Opt. Call	BBB	1,978,161

1,000	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,039,010

1,500	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.000%, 9/01/18 (ETM)	No Opt. Call	A1 (4)	1,584,750

4,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.750%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	A1 (4)	4,268,120
61,265	Total Alabama			66,740,127

	Alaska – 0.3%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,316,230

6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/17 at 100.00	B3	5,772,974

4,055	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A2	4,489,169
13,080	Total Alaska			13,578,373

	Arizona – 2.7%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3	4,142,619

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,235	5.000%, 2/01/20	No Opt. Call	BBB+	1,350,411
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,859,170

90	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
$10,270	5.000%, 7/01/25	7/22 at 100.00	A1	$11,271,017
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,718,392
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,219,293

2,000	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA	2,026,580

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
45	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	45,469
55	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	57,690
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,590,906
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,573,019
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	6,711,001
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,206,575

1,050	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3	1,060,867

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	6,505,200

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A	2,217,660

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,470,907

3,670	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,706,296

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	442,018
500	5.000%, 6/01/23	No Opt. Call	A+	581,935

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22	7/20 at 100.00	A+	2,281,525
10,400	5.000%, 7/01/40	7/20 at 100.00	A+	11,321,960

500	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/23	No Opt. Call	AAA	593,365

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	2,759,047

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,008,940
1,000	4.500%, 7/01/19 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (4)	1,009,290

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	2,981,509

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	773,239

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	1/19 at 100.00	Aa1	3,202,740

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 11.870%, 12/01/24 (IF) (5)	12/21 at 100.00	Aa1	5,726,732

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,051,800

NUVEEN	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	$1,477,885
125,930	Total Arizona			137,945,057

	Arkansas – 0.9%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,114,240

750	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2016, 3.250%, 3/01/37	9/26 at 100.00	A1	688,185

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	6/17 at 100.00	AA	1,494,991

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	6/17 at 100.00	AA	6,752,680
6,740	4.500%, 11/01/19 – AGM Insured	6/17 at 100.00	AA	6,759,276

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 (Pre-refunded 10/01/17) – FGIC Insured	10/17 at 100.00	AA– (4)	1,261,083
1,000	5.000%, 10/01/21 (Pre-refunded 10/01/17) – FGIC Insured	10/17 at 100.00	AA– (4)	1,021,120

4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,655,815

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	575,885
800	5.000%, 7/01/23	No Opt. Call	A+	927,088
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,870,144
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,703,206
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,206,384
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,135,680
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,115,026

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	AA	580,474
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	AA	1,139,967
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	AA	1,194,788
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	AA	1,254,711

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	1,076,680

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A+	2,470,652
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	2,034,682

115	Sheridan School District 37, Grant County, Arkansas, General Obligation Bonds, Construction Series 2016, 3.250%, 2/01/40	2/22 at 100.00	Aa2	104,610

1,000	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A, 5.000%, 3/01/21	No Opt. Call	Aa2	1,130,490
45,555	Total Arkansas			48,267,857

	California – 6.8%

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Children’s Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,563,247

92	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	AA–	$1,710,576

1,860	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	2,171,680

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	924,756

	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H:
1,270	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	1,326,947
580	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	606,007

6,895	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	Aa1	6,919,684

5,010	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa1 (4)	5,106,142

8,230	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 3.000%, 3/01/39	3/26 at 100.00	A	6,813,617

515	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	548,624

2,330	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	2,437,180

3,010	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	2,834,457

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,554,039

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	17,193,922

12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	12,378,092

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	2,463,192

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,551,214

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A+	5,474,500

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,070	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,251,311
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	4,186,688
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,399,420

10	California State, General Obligation Bonds, Refunding Series 2007, 5.000%, 8/01/19	6/17 at 100.00	AA–	10,035

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	6/17 at 100.00	AA–	15,056

1,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/23 (Pre-refunded 12/01/17)	12/17 at 100.00	AA– (4)	1,028,540

1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	1,577,556

NUVEEN	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$800	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A–	$924,392

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	AA– (4)	1,063,070

835	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22 (6)	6/17 at 100.00	CCC	819,285

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA– (4)	10,157,800

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	6/17 at 100.00	AA	1,122,856

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB–	4,160,361
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB–	1,900,694

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB–	2,954,418
2,860	5.000%, 1/01/23	No Opt. Call	BBB–	3,112,595
1,635	5.000%, 1/01/24	1/23 at 100.00	BBB–	1,764,296
1,325	5.000%, 1/01/25	1/23 at 100.00	BBB–	1,417,657

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
510	5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	539,376
2,025	5.000%, 8/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	2,134,937

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,177,721

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,795	5.000%, 6/01/17	No Opt. Call	Aaa	7,845,590
13,410	4.500%, 6/01/27	6/17 at 100.00	B1	13,434,674
19,260	5.000%, 6/01/33	6/17 at 100.00	B–	19,259,037

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	961,623

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,087,450
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,092,373
465	5.000%, 9/01/34	9/24 at 100.00	N/R	497,652

6,425	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	6,527,479

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,508,590

845	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	864,266

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,015	5.000%, 7/01/25	1/24 at 100.00	Aa2	1,209,900
5,000	5.000%, 7/01/43	1/24 at 100.00	Aa2	5,622,950

94	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
$800	5.000%, 9/01/23	No Opt. Call	BBB+	$915,488
1,075	5.000%, 9/01/24	No Opt. Call	BBB+	1,236,755
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB+	1,426,100
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB+	1,133,500

	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
400	5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	463,724
630	5.000%, 9/01/30 – BAM Insured	9/25 at 100.00	AA	724,437

4,770	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (7)	2/28 at 100.00	Aa1	4,360,686

12,290	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,407,604

10,265	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,868,923

2,000	North Monterey County Unified School District, California, General Obligation Bonds, Election of 2013, Series 2014A, 4.000%, 5/01/44	5/24 at 100.00	A+	2,029,560

855	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB	912,123

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (7)	8/30 at 100.00	A+	8,607,440

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,644,263
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,820,660
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,394,022

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	8,159,760

	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	AA–	2,591,074
1,230	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,259,680

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	2,656,489

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,468,081

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	978,230
2,000	0.000%, 10/01/36	No Opt. Call	A	838,980

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A	5,472,900

1,000	San Bernardino Community College District, California, General Obligation Bonds, Election 2002 Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,073,990

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	BBB–	5,586,650
26,000	5.000%, 1/15/34	1/25 at 100.00	BBB–	28,361,580

NUVEEN	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB+	$2,807,173

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aaa	996,610

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	AA–	2,739,240

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,736,352

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,055,130

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Refunding Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,724,178
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,848,343
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	3,009,454

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A1	2,722,875
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,339,008

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Baa3	1,291,652
1,410	6.125%, 8/01/23	8/19 at 100.00	Baa3	1,540,495
1,585	6.250%, 8/01/24	8/19 at 100.00	Baa3	1,730,551
1,265	6.375%, 8/01/25	8/19 at 100.00	Baa3	1,381,456
500	6.500%, 8/01/26	8/19 at 100.00	Baa3	546,270

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,740,786

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	3,178,260

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,759,773
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,621,548
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,438,110
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,444,170
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,358,306

2,950	Western California Municipal Water District Facilities Authority Adjustable Rate Water Revenue Refunding Bonds Series 2016A, 1.500%, 10/01/39 (Mandatory put 10/01/20)	7/20 at 100.00	AA+	2,949,970

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA–	3,220,025

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 (Pre-refunded 11/01/17) – AMBAC Insured	11/17 at 100.00	A– (4)	1,019,795
340,100	Total California			346,799,753

	Colorado – 2.1%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,208,677

175	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22 (Pre-refunded 6/15/17)	6/17 at 100.00	A (4)	176,409

96	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,705	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 3.125%, 10/01/31	10/25 at 100.00	Baa2	$1,508,993

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	1,102,230

17,455	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	14,444,536

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	6/17 at 100.00	BBB+	16,884,529

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	751,600

1,525	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	BBB+	1,551,352

4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29	11/22 at 100.00	BBB+	4,369,328

310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB+	332,720

1,145	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	1,230,978

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB+	6,809,600

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,534,000

290	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/18	6/17 at 100.00	BBB+	291,012

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,610,204

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,548,780

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,476,970

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –NPFG Insured	9/20 at 41.72	AA–	3,601,000

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,524,315

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,525	5.000%, 12/15/20	No Opt. Call	Aa2	1,722,472
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,557,129
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,751,819

3,670	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,336,030

760	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	6/17 at 100.00	BBB–	762,858

775	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA	780,006

NUVEEN	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
$1,335	5.000%, 12/01/19	No Opt. Call	N/R	$1,395,208
500	5.000%, 12/01/20	No Opt. Call	N/R	528,410

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,174,280

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 (Pre-refunded 12/15/18) – AGC Insured	12/18 at 100.00	AA (4)	1,402,420

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	1,078,321

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,369,908
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,167,593

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGM Insured	12/25 at 100.00	AA	935,570

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22 (Pre-refunded 12/01/17)	12/17 at 100.00	Baa2 (4)	1,027,880

1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	1,274,658
111,635	Total Colorado			105,221,795

	Connecticut – 0.6%

500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20	9/17 at 100.00	N/R	490,815

14,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	14,072,552

12,070	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	12,001,925

2,070	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	6/17 at 100.00	A–	2,078,777

1,000	New Britain, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/19 – BAM Insured (ETM)	No Opt. Call	AA (4)	1,074,490

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	5.000%, 12/15/24	12/22 at 100.00	AA	405,027
495	5.000%, 12/15/26	12/22 at 100.00	AA	567,305
30,625	Total Connecticut			30,690,891

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB	1,045,010
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB	4,236,458
4,995	Total Delaware			5,281,468

	District of Columbia – 2.5%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	3,717,506

98	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$7,485	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$8,602,660

154,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	6/17 at 16.75	N/R	20,634,427

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AAA	10,859,269

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	474,491
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	1,937,504
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	932,035

3,740	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	3,947,346

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A:
44,660	5.000%, 10/01/31 (Alternative Minimum Tax)	10/26 at 100.00	AA–	51,200,457
24,280	5.000%, 10/01/32 (Alternative Minimum Tax)	10/26 at 100.00	AA–	27,675,801
251,735	Total District of Columbia			129,981,496

	Florida – 5.5%

12,505	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	14,801,918

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (Alternative Minimum Tax)	10/25 at 100.00	A+	11,079,100
15,135	5.000%, 10/01/35 (Alternative Minimum Tax)	10/25 at 100.00	A+	16,709,797

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A1	10,973,396
7,325	5.000%, 10/01/33	10/25 at 100.00	A1	8,276,224

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA–	18,845,641
14,635	5.000%, 6/01/25	12/24 at 100.00	AA–	17,348,622

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
4,595	5.000%, 6/01/18	No Opt. Call	AA–	4,804,027
275	5.000%, 6/01/19	No Opt. Call	AA–	297,052

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/18	No Opt. Call	AA–	88,867
370	5.000%, 6/01/19	No Opt. Call	AA–	399,670
4,545	5.000%, 6/01/20	No Opt. Call	AA–	5,033,815
1,600	5.000%, 6/01/21	No Opt. Call	AA–	1,812,400

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	6/17 at 100.00	A2	2,212,299

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
2,925	4.750%, 11/01/23	No Opt. Call	BBB–	3,050,833
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,081,396

NUVEEN	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
$145	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	6/17 at 100.00	AA+	$145,449
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	6/17 at 100.00	AA+	1,893,742

1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A–	1,133,670

1,000	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	1,013,590

370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27	6/26 at 100.00	N/R	371,391

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,339,386

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	Baa1	2,742,363

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A–	1,376,450
1,750	5.000%, 4/01/33	4/26 at 100.00	A–	1,917,195
1,500	5.000%, 4/01/34	4/26 at 100.00	A–	1,631,355
1,500	5.000%, 4/01/35	4/26 at 100.00	A–	1,625,415

	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A:
12,000	5.000%, 10/01/30	10/26 at 100.00	A+	13,954,920
8,045	5.000%, 10/01/31	10/26 at 100.00	A+	9,301,709

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	6/17 at 100.00	AA+	1,504,965

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,509,584

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA–	2,233,503

7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	7,810,645

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,583,800

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,415	5.000%, 7/01/24	No Opt. Call	A	2,841,030
1,250	5.000%, 7/01/27	7/24 at 100.00	A	1,440,350

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,026,953
5,015	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,730,289

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,799,679

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	2,170,031
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,497,293

100	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	$5,560,100

605	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	BBB	636,272

1,495	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	1,595,957

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	2,747,528

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,892,018

175	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	201,308

9,825	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,168,962

3,860	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2016, 2.750%, 5/01/31	5/26 at 100.00	AA	3,423,974

	South Florida Water Management District, Certificates of Participation, Series 2015:
3,000	5.000%, 10/01/23	No Opt. Call	AA	3,511,110
2,250	5.000%, 10/01/24	No Opt. Call	AA	2,658,217

23,190	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–	23,513,269

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
585	5.000%, 9/01/22	No Opt. Call	A+	668,088
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	2,940,912
1,245	3.125%, 9/01/24	9/22 at 100.00	A+	1,271,780
1,260	5.000%, 9/01/25	9/22 at 100.00	A+	1,436,665
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,694,790
1,970	5.000%, 9/01/28	9/22 at 100.00	A+	2,218,003
5,760	4.000%, 9/01/33	9/22 at 100.00	A+	5,895,130

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	364,311
253,615	Total Florida			280,808,208

	Georgia – 1.3%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,010	5.000%, 1/01/23	1/22 at 100.00	AA–	2,338,354
1,500	5.000%, 1/01/28	1/22 at 100.00	AA–	1,699,260

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,010	5.000%, 1/01/27	1/24 at 100.00	AA–	12,941,154
4,280	5.000%, 1/01/29	1/24 at 100.00	AA–	4,969,508
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,796,452

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,035,620

1,865	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	2,055,193

NUVEEN	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
$2,000	5.000%, 1/01/18	No Opt. Call	AA	$2,060,660
3,340	5.000%, 1/01/23	1/22 at 100.00	AA	3,850,719
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,363,642
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,232,238

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	1,370,312

3,050	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	3,318,583

200	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	209,530

1,805	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,907,434

2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,174,371
58,395	Total Georgia			66,323,030

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,447,608

	Hawaii – 1.0%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A1	5,404,199

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A1	1,123,000

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,501,220
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,287,028
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,122,620
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,625,299

15,450	Hawaiin Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	15,693,492
48,495	Total Hawaii			53,756,858

	Idaho – 0.4%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (Alternative Minimum Tax)	9/25 at 100.00	A2	561,994

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,347,676

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,990,167
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,185,415

102	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$9,285	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	Ba1	$8,853,340

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	1,030,830
19,245	Total Idaho			19,969,422

	Illinois – 13.6%

2,370	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,282,642

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,555,624
2,550	0.000%, 1/01/31	7/23 at 68.94	A2	1,336,531
2,750	0.000%, 1/01/32	7/23 at 65.28	A2	1,360,672
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	1,865,560

	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
434	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	421,531
449	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	432,297
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	924,537
1,058	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	987,315
973	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	911,477

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
587	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	570,135
612	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	589,234
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	924,537
1,427	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,345,219
1,452	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,353,308

15,540	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Alternative Revenue, Project Series 2015G 9.000%, 3/01/32	6/17 at 100.00	B+	15,536,115

29,475	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	30,414,073

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,898,956
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,559,244

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	6,199,035
4,225	5.000%, 1/01/34 (Alternative Minimum Tax)	1/25 at 100.00	A	4,580,069

17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	18,328,037

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,745	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,743,639
2,530	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,506,724

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,570	5.000%, 1/01/23	No Opt. Call	BBB+	6,657,907
7,580	5.000%, 1/01/24	No Opt. Call	BBB+	7,657,240
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,459,492
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	1,938,487

1,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,661,820

NUVEEN	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	12/17 at 100.00	AA+	$1,445,983

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,681,840

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	6/17 at 100.00	A2	1,179,042

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA–	2,854,228
2,770	5.000%, 11/15/21	No Opt. Call	AA–	3,087,747
2,400	5.000%, 11/15/22	No Opt. Call	AA–	2,707,968

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	AA–	5,763,345
2,250	5.000%, 11/15/21	No Opt. Call	AA–	2,508,097

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3	1,648,735
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3	2,228,415
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3	2,699,940

1,515	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGC Insured	No Opt. Call	Aa3	1,498,729

1,245	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	1,235,999

1,025	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA+	1,195,375

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	AA+	3,240,300

2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA–	2,280,080

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	14,729,029

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	BBB	527,943
1,205	5.000%, 9/01/27	9/24 at 100.00	BBB	1,326,813
775	5.000%, 9/01/29	9/24 at 100.00	BBB	840,495
2,450	5.000%, 9/01/34	9/24 at 100.00	BBB	2,575,317
2,150	4.625%, 9/01/39	9/24 at 100.00	BBB	2,160,642
7,000	5.000%, 9/01/42	9/24 at 100.00	BBB	7,227,290

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	1,250,916
1,280	6.000%, 2/01/26 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	1,334,310
500	6.000%, 2/01/28 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	521,215

985	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	BBB–	987,817

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,031,360

104	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
$1,390	5.000%, 5/15/23	5/22 at 100.00	Baa1	$1,527,860
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa1	1,215,234
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa1	1,268,060

5,125	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,905,486

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A+	2,628,946
3,170	5.000%, 7/01/34	7/26 at 100.00	A+	3,503,230
5,000	5.000%, 7/01/35	7/26 at 100.00	A+	5,504,950

15	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A+ (4)	15,846

4,265	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A (4)	4,785,415

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,150,010
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,155,252
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,264,300

2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%, 5/15/21 (Pre-refunded 5/15/17) – NPFG Insured	5/17 at 100.00	AA– (4)	2,010,240

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
10,000	3.750%, 2/15/34	2/27 at 100.00	BBB	8,752,500
33,975	4.000%, 2/15/41	2/27 at 100.00	BBB	29,268,443

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Ba1	4,188,320

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	6/17 at 100.00	Ba2	500,160
3,600	5.400%, 4/01/27	6/17 at 100.00	Ba2	3,600,036

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	2,212,639

1,525	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,688,998

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,376,053
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,254,450

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,661,950

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	6/17 at 100.00	BBB+	3,514,001

2,225	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A. Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA+	2,171,311

1,370	Illinois State Department of Employment Security, Unemployment Insurance Fund Building Receipts Revenue Bonds, Series 2012B, 5.000%, 12/15/17	6/17 at 100.00	AA+	1,374,740

NUVEEN	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, February Series 2014:
$4,000	5.000%, 2/01/23	No Opt. Call	BBB	$4,233,400
3,015	5.000%, 2/01/24	No Opt. Call	BBB	3,187,971
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	4,856,638
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	4,865,039
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,204,420

12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	12,807,316

	Illinois State, General Obligation Bonds, Refunding Series 2010:
1,865	5.000%, 1/01/18	No Opt. Call	BBB	1,908,790
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,333,906
5,010	5.000%, 1/01/19	No Opt. Call	BBB	5,194,117

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB	8,170,592
6,450	5.000%, 8/01/21	No Opt. Call	BBB	6,831,904
15,265	5.000%, 8/01/22	No Opt. Call	BBB	16,168,841
2,755	5.000%, 8/01/23	No Opt. Call	BBB	2,916,884
270	5.000%, 8/01/25	8/22 at 100.00	BBB	279,971

	Illinois State, General Obligation Bonds, Series 2006A:
1,110	5.000%, 6/01/17	No Opt. Call	BBB	1,116,438
10,000	5.000%, 6/01/18	No Opt. Call	BBB	10,339,400

1,100	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	BBB	1,101,595

	Illinois State, General Obligation Bonds, Series 2012A:
7,790	4.000%, 1/01/20	No Opt. Call	BBB	7,971,117
12,110	4.000%, 1/01/22	No Opt. Call	BBB	12,287,533

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	BBB	4,497,108
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB	2,944,313
1,000	5.500%, 7/01/27	7/23 at 100.00	BBB	1,063,400

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,725	5.000%, 12/01/21	No Opt. Call	AA–	1,978,178
3,335	5.000%, 12/01/22	No Opt. Call	AA–	3,874,836
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,563,908

6,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	7,755,133

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,214,070
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,658,380

11,555	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,550,086

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	11,767,048

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	11,202,361
1,200	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,629,096
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,463,174

106	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,910	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 (Pre-refunded 1/01/18) – NPFG Insured	1/18 at 100.00	AA– (4)	$2,993,895

360	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007, 5.250%, 1/01/24 (Pre-refunded 1/01/18) – NPFG Insured	1/18 at 100.00	AA– (4)	371,758

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	Aa2	5,553,400
3,465	5.000%, 2/01/35	2/26 at 100.00	Aa2	3,834,646

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,699,256
1,065	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,207,231
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,860,232
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	1,940,090
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,031,820

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	1,984,101

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–	518,805
1,000	5.100%, 12/01/28	12/18 at 100.00	A–	1,037,400

1,700	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 0.000%, 12/15/51	No Opt. Call	BBB–	251,906

1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.200%, 6/15/17 – NPFG Insured	No Opt. Call	AA–	1,007,520

25,365	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AA–	14,714,744

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A	1,729,218

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,636,363

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	328,267
275	5.000%, 10/01/24	10/22 at 100.00	Baa1	308,544

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,620	5.250%, 6/01/21	No Opt. Call	A	8,642,071
11,150	5.500%, 6/01/23	6/21 at 100.00	A	12,569,952

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,285	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,278,871
1,075	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,064,486
1,400	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,378,888

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
360	4.500%, 10/01/20	10/19 at 100.00	AA	385,164
370	5.000%, 10/01/22	10/19 at 100.00	AA	398,109

NUVEEN	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
$640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	$691,942
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	798,781

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
2,545	7.125%, 11/01/43	11/23 at 100.00	AA	3,246,453
2,400	7.625%, 11/01/48	11/23 at 100.00	AA	3,121,512

2,840	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	2,827,078

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,024,890

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,636,623
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,488,341
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,081,087

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,480,374
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,083,483

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	11,070,670
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,861,639
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,828,032
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,930,412

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Ba1	2,764,917

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA	3,845,116

13,255	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	14,681,636

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	565,704
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,056,637
335	5.750%, 6/01/26	6/18 at 100.00	AA	352,092

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	343,076
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	89,728

6,865	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB+	7,495,619

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,248,389
3,355	0.000%, 2/01/26	No Opt. Call	A+	2,562,985
681,142	Total Illinois			698,109,773

108	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 3.9%

$710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	6/17 at 100.00	BB	$710,717

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	AA+	1,009,760

540	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014A, 4.000%, 1/01/18	No Opt. Call	AA	552,479

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
545	5.000%, 7/01/17	No Opt. Call	AA	550,695
500	4.000%, 1/01/18	No Opt. Call	AA	511,555
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,050,110
435	5.000%, 1/01/20	No Opt. Call	AA	477,834
1,000	5.000%, 7/01/20	No Opt. Call	AA	1,113,630
500	5.000%, 1/01/21	No Opt. Call	AA	563,570

3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,734,080

6,750	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Health System Obligated Group, Series 2016A, 5.000%, 3/01/44	9/26 at 100.00	A+	7,419,600

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	BBB+	1,148,419
500	5.000%, 10/01/29	10/23 at 100.00	BBB+	553,910

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,611,280

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,300	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BB–	1,386,593
6,275	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BB–	6,544,637
6,830	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	BB–	7,110,371

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	6,104,275

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
885	5.000%, 10/01/21	No Opt. Call	AA	1,010,581
715	5.000%, 10/01/22	No Opt. Call	AA	827,605
620	5.000%, 10/01/23	No Opt. Call	AA	727,272
625	5.000%, 10/01/24	No Opt. Call	AA	741,581
1,215	5.000%, 10/01/25	10/24 at 100.00	AA	1,436,823
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,007,095

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	A+	8,373,760

1,275	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA+	1,259,101

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33	7/23 at 100.00	A+	3,103,457
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,813,725

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,203,452

NUVEEN	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	$5,825,550

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	9,123,394
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,516,900

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,155	5.000%, 8/15/26	No Opt. Call	AA	14,691,262
6,430	5.000%, 8/15/27	No Opt. Call	AA	7,822,609

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	576,415
720	5.000%, 10/01/28	10/24 at 100.00	A	825,696
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,140,460
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,538,541
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,362,379

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	3,213,621

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa3	1,813,221
940	5.000%, 4/01/22	No Opt. Call	Baa3	1,025,455
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa3	2,164,493

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.000%, 8/01/17	No Opt. Call	N/R	502,145
500	4.250%, 2/01/18	No Opt. Call	N/R	505,795
500	4.250%, 8/01/18	No Opt. Call	N/R	508,880
500	4.500%, 2/01/19	No Opt. Call	N/R	512,870
500	4.500%, 8/01/19	No Opt. Call	N/R	515,315
500	4.750%, 2/01/20	No Opt. Call	N/R	519,705
500	4.750%, 8/01/20	No Opt. Call	N/R	521,185
250	4.750%, 2/01/21	No Opt. Call	N/R	260,452
500	4.750%, 8/01/21	No Opt. Call	N/R	521,900
500	5.000%, 2/01/22	No Opt. Call	N/R	526,630
500	5.000%, 8/01/22	2/22 at 100.00	N/R	524,945
500	5.000%, 8/01/23	2/22 at 100.00	N/R	521,305
500	5.000%, 2/01/24	2/22 at 100.00	N/R	518,925

1,300	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+	1,311,518

960	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	6/17 at 100.00	N/R (4)	1,105,450

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,219,390
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,163,790
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,086,472
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,997,835
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,049,191

110	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$19,905	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A2	$22,505,787

20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23)	No Opt. Call	A2	23,359,256
176,140	Total Indiana			197,556,704

	Iowa – 1.7%

1,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,129,950

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,122,130
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,244,260
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	3,517,878
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,252,080
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,299,448

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	2,069,108
1,890	5.000%, 1/01/24 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	2,136,947
1,520	5.000%, 1/01/25 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,718,603
1,000	5.000%, 1/01/26 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,130,660

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	10,943,500

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,832,513
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,712,124

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
5,545	5.000%, 12/01/19	No Opt. Call	B	5,618,471
7,235	5.500%, 12/01/22	12/18 at 100.00	B	7,286,586
1,925	5.250%, 12/01/25	12/23 at 100.00	B	1,948,697

4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	4,856,289

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,423,812

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (4)	2,200,020

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
11,950	5.375%, 6/01/38	6/17 at 100.00	B+	11,949,522
2,285	5.500%, 6/01/42	6/17 at 100.00	B+	2,284,909
79,845	Total Iowa			85,677,507

	Kansas – 1.0%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	15,120,736

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	10,317,800

NUVEEN	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$1,150	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	$1,215,895

2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	2,418,020

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (Pre-refunded 11/15/17)	11/17 at 100.00	AA (4)	3,256,756

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA–	1,886,408

670	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+	680,619

330	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (4)	335,996

25	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	25,236

10,160	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	11,717,528

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,915	5.000%, 9/01/21	No Opt. Call	A+	2,184,172
660	5.000%, 9/01/22	No Opt. Call	A+	760,419
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,755,522
48,295	Total Kansas			51,675,107

	Kentucky – 1.8%

1,795	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	BBB+	1,738,224

2,450	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/18 at 100.00	A+	2,566,375

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	8,495,787

5,870	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	5,919,543

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	21,905,568

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,759,150

625	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A, 2.500%, 7/01/30 – AGM Insured	7/26 at 100.00	AA	559,594

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,506,067
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,697,610

3,070	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	BBB+	3,210,391

10,030	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	11,675,321

112	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,135	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	$1,176,961

4,420	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	4,424,464

2,055	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,085,537

	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Baa3	1,109,862
1,060	5.000%, 8/01/26	No Opt. Call	Baa3	1,173,611
1,110	5.000%, 8/01/27	8/26 at 100.00	Baa3	1,221,044
1,165	5.000%, 8/01/28	8/26 at 100.00	Baa3	1,274,405
1,230	5.000%, 8/01/29	8/26 at 100.00	Baa3	1,335,866
2,935	5.000%, 8/01/37	8/26 at 100.00	Baa3	3,100,651

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,255	6.000%, 3/01/22	3/21 at 100.00	A3	1,435,833
1,320	6.250%, 3/01/23	3/21 at 100.00	A3	1,514,040
1,285	6.250%, 3/01/24	3/21 at 100.00	A3	1,465,774
84,290	Total Kentucky			90,351,678

	Louisiana – 2.7%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	5,037,215

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,126,432
530	5.000%, 2/01/24	No Opt. Call	AA	621,817
800	5.000%, 2/01/25	No Opt. Call	AA	946,544

585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BB	625,669

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 (Pre-refunded 6/01/22) – AGM Insured	6/22 at 100.00	AA (4)	554,197

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,420	5.000%, 6/01/25	No Opt. Call	A1	20,391,852
16,260	5.000%, 6/01/26	No Opt. Call	A1	19,147,126

245	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	259,095

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	AA (4)	5,302

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA–	2,596,738
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,228,679
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,254,400

NUVEEN	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
$2,000	6.750%, 12/15/37 (8)	12/17 at 100.00	N/R	$1,299,380
320	6.000%, 12/15/37 (8)	6/17 at 100.00	N/R	159,901

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/17 (8)	No Opt. Call	N/R	14,991

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37 (WI/DD, Settling 4/04/17)	7/27 at 100.00	A–	1,078,060

2,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	2,221,337

2,250	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016B, 3.500%, 6/01/30	6/21 at 100.00	A	2,255,107

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
1,045	5.000%, 5/15/30	5/26 at 100.00	A–	1,176,262
2,025	3.000%, 5/15/31	5/26 at 100.00	A–	1,891,370
1,750	5.000%, 5/15/32	5/26 at 100.00	A–	1,946,192
2,200	5.000%, 5/15/33	5/26 at 100.00	A–	2,435,796

3,735	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/20	5/17 at 100.00	A–	3,753,563

1,420	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.000%, 5/15/20 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	1,427,441

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA–	1,194,165
2,750	5.000%, 7/01/29	7/23 at 100.00	AA–	3,048,842
5,000	5.000%, 7/01/31	7/23 at 100.00	AA–	5,514,850
3,835	5.000%, 7/01/32	7/23 at 100.00	AA–	4,211,635

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	A+	1,286,626
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,579,991
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,382,960

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	AA–	4,525,227
3,940	5.000%, 12/01/20	No Opt. Call	AA–	4,402,398
5,400	5.000%, 12/01/21	No Opt. Call	AA–	6,154,326

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA–	1,153,700
870	5.000%, 12/01/23	No Opt. Call	AA–	1,011,514
1,020	5.000%, 12/01/24	No Opt. Call	AA–	1,192,268
470	5.000%, 12/01/25	No Opt. Call	AA–	555,737
255	5.000%, 12/01/26	12/25 at 100.00	AA–	298,893
730	5.000%, 12/01/27	12/25 at 100.00	AA–	850,706

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,200	5.000%, 6/01/20	No Opt. Call	A	1,323,312
100	5.000%, 6/01/24	No Opt. Call	A	116,052
500	5.000%, 6/01/25	6/24 at 100.00	A	575,815
500	5.000%, 6/01/26	6/24 at 100.00	A	570,585

114	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)
$525	5.000%, 6/01/27	6/24 at 100.00	A	$596,106
330	5.000%, 6/01/28	6/24 at 100.00	A	372,151
570	5.000%, 6/01/29	6/24 at 100.00	A	639,135

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	434,788
775	5.000%, 6/01/32	6/25 at 100.00	A	866,845
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,113,970
650	5.000%, 6/01/35	6/25 at 100.00	A	718,705

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A–	540,415

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,924,523
123,755	Total Louisiana			136,610,706

	Maine – 0.3%

1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,105,192

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,185	4.000%, 7/01/41	7/26 at 100.00	BBB	3,563,779
5,555	4.000%, 7/01/46	7/26 at 100.00	BBB	4,609,150

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,086,710
3,850	6.750%, 7/01/41	7/21 at 100.00	BBB–	4,179,175

630	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	643,992

110	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 (Pre-refunded 1/01/18) – FGIC Insured	1/18 at 100.00	A1 (4)	112,628

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
500	4.000%, 7/01/18	No Opt. Call	BBB+	517,500
225	4.000%, 7/01/20	No Opt. Call	BBB+	241,513
290	5.000%, 7/01/22	No Opt. Call	BBB+	331,209
17,445	Total Maine			16,390,848

	Maryland – 0.7%

	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,235	3.250%, 1/01/31	1/26 at 100.00	N/R	1,156,417
3,365	5.000%, 1/01/37	1/26 at 100.00	N/R	3,636,993

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	572,225
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,169,940
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	1,993,036

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	268,808

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
500	5.000%, 6/01/27 – AGM Insured	6/26 at 100.00	AA	595,540
1,000	5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,183,400

NUVEEN	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)
$1,000	5.000%, 6/01/29 – AGM Insured	6/26 at 100.00	AA	$1,174,180
895	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,043,865
1,870	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,127,536

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
750	5.000%, 7/01/32	7/26 at 100.00	BBB	808,673
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,415,195
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,763,256
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,130,940
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,669,067

1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	1,349,334

740	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	807,185

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	9,141,948

2,475	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 5.000%, 3/15/19	No Opt. Call	AAA	2,666,516
33,850	Total Maryland			37,674,054

	Massachusetts – 0.8%

1,685	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	1,905,314

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA+	11,263,000

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BBB–	900,681
680	5.000%, 7/01/27	7/24 at 100.00	BBB–	730,810
925	5.000%, 7/01/28	7/24 at 100.00	BBB–	989,880
960	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,021,411

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,525,000

3,955	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	4,145,315

1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,320,528

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
360	5.000%, 10/01/17	No Opt. Call	N/R	364,828
515	5.000%, 10/01/18	10/17 at 100.00	N/R	520,856
450	5.250%, 10/01/37	6/17 at 101.00	N/R	450,914

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	969,104
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,858,104
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,807,249

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	549,295
2,595	5.500%, 10/15/26 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,875,104

116	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,020	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	$3,309,618

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 101.00	N/R	50,180
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 101.00	N/R	1,478,918

915	Springfield, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2007, 4.500%, 8/01/20 (Pre-refunded 5/01/17) – AGM Insured	5/17 at 100.00	AA (4)	917,901
37,325	Total Massachusetts			39,954,010

	Michigan – 1.9%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	815,817

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB	2,346,792
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,916,242
2,880	0.000%, 7/01/24	No Opt. Call	BB	1,939,536

1,206	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	No Opt. Call	N/R	1,205,900

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	2,791,095

355	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	A	406,716

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A–	5,240,765

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,839,024

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	2,024,540
3,530	5.000%, 7/15/19 (Pre-refunded 7/15/17)	7/17 at 100.00	A1 (4)	3,573,313

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,856,845

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,579,100

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	6,053,324

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,737,520

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,347,408

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A1	1,136,090
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,257,880
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	2,870,261

NUVEEN	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)
$3,770	5.000%, 9/01/29	3/24 at 100.00	A1	$4,212,749
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,559,800
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,506,852

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	5,396,704
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,397,330
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,268,104

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	A	4,134,788
5,295	5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	5,809,356
5,000	5.000%, 12/01/34 (Alternative Minimum Tax)	12/25 at 100.00	A	5,466,300

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,358,669
91,666	Total Michigan			97,048,820

	Minnesota – 0.5%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,870,295

500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/29	11/24 at 100.00	A3	554,885

2,155	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,339,813

2,650	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/18 (ETM)	No Opt. Call	N/R (4)	2,790,185

1,240	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,292,303

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,555	5.000%, 1/01/25	1/24 at 100.00	A+	2,994,383
3,005	5.000%, 1/01/32	1/24 at 100.00	A+	3,422,785

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R	1,257,259
815	5.500%, 5/01/21	5/17 at 100.00	N/R	816,410

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	452,829

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	715,767

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B:
2,025	5.000%, 5/01/23	No Opt. Call	A1	2,370,526
1,500	5.000%, 5/01/24	No Opt. Call	A1	1,777,320

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	1,092,430

118	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	6/17 at 101.00	N/R	$475,698
21,960	Total Minnesota			24,222,888

	Mississippi – 0.8%

5,370	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	6/17 at 101.00	BBB+	5,393,521

10,000	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/01/18)	No Opt. Call	BBB+	10,025,400

15,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	A–	16,021,200

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28	12/23 at 100.00	AA	10,399,159
39,230	Total Mississippi			41,839,280

	Missouri – 1.3%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	BB+	1,249,046
3,030	5.000%, 6/01/20	6/17 at 100.00	BB+	3,038,060

1,515	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	1,569,904

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
1,100	3.000%, 12/30/24	12/23 at 100.00	A+	1,150,699
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,085,480

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,069,550

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 (Pre-refunded 4/15/18) – AGC Insured	4/18 at 100.00	AA (4)	526,457

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	2,077,520

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,511,650

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	219,254

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,452,606

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB+	452,700

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,538,909
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,919,834
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,116,160

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,769,429

NUVEEN	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
$11,500	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	$11,631,560
17,305	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	18,866,603

1,200	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA	1,211,652

7,370	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB	7,647,112

385	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	6/17 at 101.00	N/R	385,327

1,195	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	1,232,356
63,785	Total Missouri			67,721,868

	Montana – 0.6%

28,165	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A2	27,174,437

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,717,850

125	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Refunding Series 2016, 3.500%, 2/15/37	2/27 at 100.00	A–	117,136
30,790	Total Montana			30,009,423

	Nebraska – 0.8%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,203,043

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	9,864,811

655	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008, 5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (4)	703,883

665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	732,537

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
890	5.000%, 12/15/21	No Opt. Call	AA–	1,025,289
370	5.000%, 12/15/22	No Opt. Call	AA–	432,075

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA	779,115
1,000	5.125%, 1/01/23	1/20 at 100.00	AA	1,084,860

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	11/21 at 100.00	A–	6,380,968

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A+	1,673,880
1,500	5.000%, 1/01/24	1/22 at 100.00	A+	1,708,005
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,079,884

645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	756,869

120	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	$9,055,680

	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	N/R	4,045,947
1,355	5.250%, 2/01/29	2/27 at 100.00	N/R	1,489,660
38,280	Total Nebraska			42,016,506

	Nevada – 2.4%

3,230	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24 (Pre-refunded 6/15/18)	6/18 at 100.00	AA– (4)	3,387,495

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,298,140
1,025	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A+	1,180,995
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A+	2,179,396

21,050	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	23,438,754

25,495	Clark County, Nevada, General Obligation Bonds, Limited Tax Bond Bank Additionally Secured by SNWA/Southern Nevada Water Authority Pledged Revenues, Series 2008, 5.000%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	26,691,225

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,669,360
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,109,539

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	Aa1	1,758,320
1,000	5.000%, 6/01/24	6/21 at 100.00	Aa1	1,132,680
12,450	5.000%, 6/01/25	6/21 at 100.00	Aa1	14,074,974

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,090	5.000%, 6/01/24	6/22 at 100.00	Aa1	2,427,096
1,525	5.000%, 6/01/25	6/22 at 100.00	Aa1	1,769,595
2,000	5.000%, 6/01/26	6/22 at 100.00	Aa1	2,320,080

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
90	4.000%, 6/01/19	No Opt. Call	N/R	91,557
50	4.000%, 6/01/20	No Opt. Call	N/R	51,264
375	5.000%, 6/01/22	No Opt. Call	N/R	399,270

4,675	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,467,226

11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,929,094

3,100	Nevada State, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/18	No Opt. Call	AAA	3,309,994

6,905	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)	No Opt. Call	A+	7,145,156

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
2,265	5.000%, 7/01/22	7/21 at 100.00	AA	2,568,691
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,344,578

NUVEEN	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	$1,599,150
114,175	Total Nevada			125,343,629

	New Hampshire – 0.3%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	897,551

5,710	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Refunding Series 2009, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	6,221,045

1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	Baa1	1,988,782

1,445	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Saint Anselm College, Series 2016, 3.500%, 8/01/41	8/26 at 100.00	A3	1,319,747

2,245	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A–	2,140,114

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 (Pre-refunded 8/15/17) – NPFG Insured	8/17 at 100.00	AA+ (4)	1,318,031
13,435	Total New Hampshire			13,885,270

	New Jersey – 4.9%

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	9,255,695

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
1,100	5.000%, 6/15/17	No Opt. Call	BBB+	1,107,249
5,155	5.000%, 6/15/19	No Opt. Call	BBB+	5,439,608
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,311,736
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	15,142,170
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,687,220
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,226,588
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,775,725
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,188,769
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,140,663
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,265,959
925	4.250%, 6/15/27	6/22 at 100.00	BBB+	942,621
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,898,893

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,484,366
2,215	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,417,274

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	25,879,750

575	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/41	7/26 at 100.00	A–	499,370

7,800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/41	7/26 at 100.00	BBB–	8,236,956

122	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$20,000	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2, 5.000%, 6/15/30	6/18 at 100.00	A+	$20,435,800

1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	AA–	738,274

10,630	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	11,304,261

3,695	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	3,865,118

14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A–	14,898,100

20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A–	21,442,300

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A–	1,858,399
1,850	5.250%, 6/15/34	6/25 at 100.00	A–	1,895,695

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	6,142,754

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	Baa1	4,508,424
2,950	3.000%, 1/01/21	No Opt. Call	Baa1	2,925,102

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
6,045	4.500%, 6/01/23	6/17 at 100.00	BBB+	6,119,958
3,430	4.625%, 6/01/26	6/17 at 100.00	BBB	3,433,259
20,695	5.000%, 6/01/29	6/17 at 100.00	BBB–	20,768,881
10,660	4.750%, 6/01/34	6/17 at 100.00	BB–	10,206,524
10,450	5.000%, 6/01/41	6/17 at 100.00	B	10,232,536
241,430	Total New Jersey			250,675,997

	New Mexico – 0.3%

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	16,072,749

	New York – 5.7%

4,780	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 3.000%, 7/15/43 – AGM Insured	1/27 at 100.00	AA	4,086,231

4,060	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,593,322

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	352,413
500	5.000%, 1/01/25	No Opt. Call	A+	592,195

5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,490,229

NUVEEN	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
$1,900	5.000%, 12/01/25	No Opt. Call	Baa3	$2,132,256
1,400	5.000%, 12/01/27	6/27 at 100.00	Baa3	1,571,374
1,300	5.000%, 12/01/29	6/27 at 100.00	Baa3	1,438,073
1,500	5.000%, 12/01/32	6/27 at 100.00	Baa3	1,629,435

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	7,981,940

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,577,705

	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A:
10,045	5.000%, 5/15/24	5/22 at 100.00	AA	11,594,140
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	10,712,012

1,010	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	6/17 at 101.00	AA–	1,011,970

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
160	0.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	159,755
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	99,092
955	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	833,534

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,021,972

200	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	215,534

415	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	457,384

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
135	5.250%, 4/01/20	4/19 at 100.00	A–	144,773
545	5.250%, 4/01/21	4/19 at 100.00	A–	583,335
1,745	5.500%, 4/01/22	4/19 at 100.00	A–	1,872,717
260	5.000%, 4/01/23	4/19 at 100.00	A–	275,376

90	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	N/R (4)	97,415

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,387,362

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A–	717,618
2,455	5.000%, 7/01/32	7/24 at 100.00	A–	2,662,693

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A–	1,672,380
1,000	5.000%, 7/01/29	7/24 at 100.00	A–	1,105,050

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	10,884,900

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	22,368,800

124	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$15,440	New York City, New York, General Obligation Bonds, Fiscal 2016 Series C, 5.000%, 8/01/19	No Opt. Call	AA	$16,806,286

980	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	1,000,149

20,255	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18 (Pre-refunded 10/01/17)	10/17 at 100.00	Aa2 (4)	20,683,191

27,430	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	29,591,758

9,115	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	9,544,681

1,535	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B, 5.000%, 6/01/21	6/17 at 100.00	AA	1,545,484

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
2,005	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	2,259,715
2,065	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	2,348,112

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,390	5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,521,758
1,785	4.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,830,125
2,045	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,024,857
8,075	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	8,036,402
7,315	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	7,969,327
9,195	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	9,240,607
13,250	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	14,058,780
3,355	4.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	3,199,294
16,785	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	17,837,755
450	4.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	421,223

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Josephs Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,088,960

10,025	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	11,926,342

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	894,550

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A–	2,708,158
2,695	5.000%, 7/01/29	7/24 at 100.00	A–	2,970,806
4,200	5.000%, 7/01/30	7/24 at 100.00	A–	4,601,520
2,100	5.000%, 7/01/31	7/24 at 100.00	A–	2,288,832
1,335	5.000%, 7/01/32	7/24 at 100.00	A–	1,447,941
3,080	5.000%, 7/01/33	7/24 at 100.00	A–	3,328,340
271,920	Total New York			293,497,938

	North Carolina – 0.8%

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	641,988

795	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB	824,995

NUVEEN	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$105	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	$110,246

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2008A, 5.250%, 1/01/22 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AAA	1,756,049

2,055	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,214,612

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,020	5.000%, 1/01/20 (ETM)	No Opt. Call	AAA	5,530,132
10,040	5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	11,351,826

3,570	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	3,813,188

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	1,520,705

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,636,728

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	211,546
37,125	Total North Carolina			41,612,015

	North Dakota – 0.3%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	136,962
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,415,274
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,235,727
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,694,905
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,141,350
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,372,689

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,231,690

2,410	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/20	6/17 at 101.00	BBB–	2,417,592
14,795	Total North Dakota			16,646,189

	Ohio – 4.5%

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,063,875

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	1,316,083

135	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Aaa	135,814

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,300	5.375%, 6/01/24	6/17 at 100.00	B–	3,149,223
70,180	5.125%, 6/01/24	6/17 at 100.00	B–	66,494,848
10,215	5.875%, 6/01/30	6/17 at 100.00	B–	9,825,809
2,635	5.750%, 6/01/34	6/17 at 100.00	B–	2,502,012

126	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA	$5,860,167

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,250	5.000%, 1/01/25 – AGM Insured	No Opt. Call	AA	1,457,388
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,741,245
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,524,739
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,248,200
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,014,182

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,422,347

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22 (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,869,711
1,780	5.000%, 12/01/23 (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,957,697

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	494,163

2,435	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,582,731

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,848,054

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	Aa3	803,396
870	4.000%, 10/01/19	No Opt. Call	Aa3	919,094
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,228,775
1,205	5.000%, 10/01/21	No Opt. Call	Aa3	1,349,889
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,094,754

4,210	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	CCC+	1,494,550

11,475	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	B1	10,728,666

19,125	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	6,789,375

3,420	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	CCC+	1,214,100

200	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	CCC+	71,000

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,571,150

6,960	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,721,215

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	26,517,312

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,380,165

NUVEEN	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,170	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	$5,637,678

7,890	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	2,800,950

1,620	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19	No Opt. Call	CCC+	575,100

2,870	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33	No Opt. Call	CCC+	1,018,850

8,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)	No Opt. Call	CCC+	2,983,775

775	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33	No Opt. Call	CCC+	275,125

12,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	13,742,280

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	540,365

2,935	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	3,022,522
253,365	Total Ohio			227,988,374

	Oklahoma – 1.6%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,530,427
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,521,408

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
2,940	5.000%, 6/01/21	No Opt. Call	A+	3,322,259
7,445	5.000%, 6/01/22	No Opt. Call	A+	8,491,246
3,010	5.000%, 6/01/23	No Opt. Call	A+	3,501,352

	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,660,228
3,145	5.000%, 9/01/31	9/26 at 100.00	A	3,615,838

	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,098,910
2,115	5.000%, 9/01/22	No Opt. Call	A	2,391,938
1,000	5.000%, 9/01/23	No Opt. Call	A	1,141,180
1,870	5.000%, 9/01/24	No Opt. Call	A	2,146,891
2,490	5.000%, 9/01/26	No Opt. Call	A	2,882,549

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	849,428
500	3.000%, 9/01/23	No Opt. Call	A–	511,245

128	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)
$600	5.000%, 9/01/24	No Opt. Call	A–	$692,316
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,750,466

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A:
3,210	5.625%, 6/01/38 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,630,831
3,040	5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,429,515

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,350	5.000%, 9/01/25	9/23 at 100.00	AA–	3,831,462
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	12,272,834

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,281,231
7,845	5.000%, 9/01/26	9/25 at 100.00	AA–	9,259,846
69,510	Total Oklahoma			79,813,400

	Oregon – 0.7%

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA	4,607,914

7,500	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D, 5.000%, 4/01/21	No Opt. Call	AAA	8,559,375

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,328,560

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	12,814,021

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	A+	3,865,900
1,925	5.000%, 5/15/33	5/26 at 100.00	A+	2,156,751
32,115	Total Oregon			36,332,521

	Pennsylvania – 4.3%

2,265	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,373,720

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,149,040

1,250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41	No Opt. Call	CCC+	443,750

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
3,430	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	1,217,650
20,815	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	CCC+	10,719,725

2,595	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	CCC+	921,225

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (4)	1,403,684

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	568,764
565	5.375%, 10/01/21 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	601,708

NUVEEN	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
$1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	$1,100,200
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,143,524

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
180	4.000%, 6/01/17	No Opt. Call	Ba1	179,824
200	4.000%, 6/01/19	No Opt. Call	Ba1	203,312
410	5.000%, 6/01/22	No Opt. Call	Ba1	442,517
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	854,859
500	5.000%, 6/01/25	6/23 at 100.00	Ba1	537,835
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	399,663
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	495,540

3,760	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 0.900%, 9/01/29 (Mandatory put 9/01/17)	No Opt. Call	A1	3,755,826

6,440	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 0.900%, 2/15/27 (Mandatory put 8/15/17)	No Opt. Call	A1	6,440,000

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,275,397

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,892,094

7,355	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	CCC+	2,611,025

3,025	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	B	1,073,875

2,985	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	3,292,485

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,340,829
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,673,765
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,654,076

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	592,615
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,292,615
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,928,320
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,386,815
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,447,028

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
2,275	5.000%, 1/01/21	1/19 at 100.00	Aaa	2,430,383
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	9,882,358
7,800	5.000%, 1/01/22	7/17 at 100.00	Aaa	7,883,772
3,430	5.000%, 7/01/22	6/17 at 100.00	Aaa	3,442,417

130	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$19,960	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	$18,464,397

7,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 2.800%, 10/01/31	10/25 at 100.00	AA+	6,996,450

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34 (7)	No Opt. Call	AA–	1,778,940

16,080	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (7)	12/27 at 100.00	A–	19,126,356

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,875	5.000%, 6/01/25	No Opt. Call	A3	6,793,263
12,580	5.000%, 6/01/29	6/26 at 100.00	A3	14,335,036
11,420	5.000%, 6/01/35	6/26 at 100.00	A3	12,490,282

12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A1	14,178,385

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/29	6/26 at 100.00	A1	1,146,760

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A+	8,401,385

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	3,359,670

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.487%, 12/01/24	12/17 at 100.00	AA–	10,662,698

2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	N/R	2,158,098

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB	1,519,714
730	5.000%, 12/01/20	No Opt. Call	BBB	806,847
1,105	5.000%, 12/01/21	No Opt. Call	BBB	1,234,528
1,625	5.000%, 12/01/22	No Opt. Call	BBB	1,833,065
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB	1,919,267
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB	1,999,935

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	63,791

105	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	112,371
229,115	Total Pennsylvania			220,433,473

	Rhode Island – 0.3%

4,340	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BBB– (4)	5,227,139

120,695	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	12,093,639
125,035	Total Rhode Island			17,320,778

	South Carolina – 0.9%

2,015	Anderson County School District 5, South Carolina, General Obligation Bonds, Refunding Series 2016, 5.000%, 3/01/20	No Opt. Call	Aa1	2,233,406

NUVEEN	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	$6,415,721

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A	2,072,722
7,500	5.000%, 11/01/27	11/22 at 100.00	A	8,492,850
1,225	5.000%, 11/01/29	11/22 at 100.00	A	1,374,928

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,055,141
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,133,339

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,048,070

3,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/31	6/25 at 100.00	AA–	3,235,290

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,000	5.000%, 12/01/29	6/26 at 100.00	AA–	7,699,230
3,835	5.000%, 12/01/31	6/26 at 100.00	AA–	4,166,536

500	Spartanburg Regional Health Services District Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	521,165

1,450	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A+	1,584,662
40,980	Total South Carolina			45,033,060

	South Dakota – 0.1%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	608,349
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,166,890

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19 (Pre-refunded 5/01/17)	5/17 at 100.00	A1 (4)	1,003,620

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,078,290

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	1,582,065
5,025	Total South Dakota			5,439,214

	Tennessee – 1.3%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	2,420,764

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB+	2,492,904

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,613,589

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	1,021,504

132	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$2,665	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	$2,780,021

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2017:
3,160	5.000%, 4/01/29	4/27 at 100.00	BBB+	3,563,500
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB+	2,795,100
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB+	3,026,085

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,515,010
3,180	5.000%, 1/01/23	No Opt. Call	A	3,628,825
1,300	4.000%, 1/01/23	No Opt. Call	A	1,413,971
1,770	5.000%, 1/01/24	1/23 at 100.00	A	2,020,844

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,661,300
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,746,638
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,388,354

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,247,263

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,817,625

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,101,760
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,031,585

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A3	9,218,936

12,055	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,393,105
62,730	Total Tennessee			68,898,683

	Texas – 6.9%

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB+	3,625,581

3,395	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,982,165

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	BBB+	2,156,811
1,390	5.000%, 1/01/33	7/25 at 100.00	BBB+	1,535,074
1,165	5.000%, 1/01/34	7/25 at 100.00	BBB+	1,281,337

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	BBB+	2,219,560
2,000	5.000%, 1/01/34	1/26 at 100.00	BBB+	2,210,040
1,650	5.000%, 1/01/35	1/26 at 100.00	BBB+	1,816,782
1,625	5.000%, 1/01/36	1/26 at 100.00	BBB+	1,786,688

NUVEEN	133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	$1,260,500

8,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	9,014,800

1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	6/17 at 101.00	AA	1,183,351

975	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	6/17 at 101.00	AA–	977,730

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured (ETM)	No Opt. Call	AA (4)	2,527,523

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19 (Pre-refunded 8/01/17)	8/17 at 100.00	AAA	1,133,451

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,141,900

7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,370,732

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	939,138
550	4.000%, 3/01/22	3/21 at 100.00	A–	585,646
800	4.000%, 3/01/23	3/21 at 100.00	A–	846,864
440	4.250%, 3/01/25	3/21 at 100.00	A–	464,737

1,820	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	12/22 at 100.00	A+	2,101,754

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
5,215	5.000%, 12/01/26	12/24 at 100.00	A+	6,082,307
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,663,848
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,455,760
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	6,998,984

5,035	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	6,029,815

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,146,931

5,650	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	6/17 at 100.00	AA+ (4)	6,129,798

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,607,834
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,898,083
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	6,199,285

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 11.933%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	3,135,503

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	323,210
425	5.000%, 11/15/23	No Opt. Call	A3	487,093

134	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	$5,657,237
4,470	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,271,650
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,794,795
11,540	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,433,829

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	A	2,354,399
2,380	5.000%, 7/01/20	No Opt. Call	A	2,498,738

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,138,507
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,279,198

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	20,860,535
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,564,350

1,955	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,066,904

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
905	5.250%, 9/01/24	6/17 at 101.00	A2	908,195
985	5.250%, 9/01/25	6/17 at 101.00	A2	988,388
610	5.250%, 9/01/26	6/17 at 101.00	A2	612,050

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	6,800,400
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	3,110,904

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,254,460

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,160,850
2,025	5.000%, 11/01/27 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,337,701
1,570	5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,799,613
2,000	5.000%, 11/01/29 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,276,580
2,000	5.000%, 11/01/30 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,265,600

2,710	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	2,934,713

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	Ba2	3,241,707
2,720	5.250%, 12/01/28	12/25 at 100.00	Ba2	2,936,811

1,310	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,374,164

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,360	5.000%, 8/15/24	8/22 at 100.00	Aa2	5,016,180
4,710	5.000%, 8/15/25	8/22 at 100.00	Aa2	5,385,367
3,920	5.000%, 8/15/26	8/22 at 100.00	Aa2	4,449,827
7,025	5.000%, 8/15/27	8/22 at 100.00	Aa2	7,955,391

NUVEEN	135

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
$2,370	0.000%, 9/01/43 (7)	9/31 at 100.00	AA+	$2,402,777
9,130	0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	10,081,072

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25	9/21 at 100.00	AA+	9,967,271
5,040	5.250%, 9/01/26	9/21 at 100.00	AA+	5,804,165

305	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A1	314,955

2,205	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (4)	2,289,672

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25 (Pre-refunded 2/15/18)	2/18 at 100.00	Aaa	1,035,960

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 (Pre-refunded 5/25/17) – NPFG Insured	5/17 at 100.00	AA+ (4)	877,441

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+	578,226

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	6/17 at 101.00	AAA	872,427

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,312,324

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,412,562

50	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	51,809

2,160	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	2,237,479

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,696,850

4,750	Texas Private Activity Bond Surface Transpiration Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,062,788

2,095	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA	2,095,000

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,816,930

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	AAA	1,521,015

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	17,943,413

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB+ (4)	5,056,150
11,300	5.250%, 7/01/28 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB+ (4)	11,426,899

136	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
$2,675	3.500%, 8/15/18	No Opt. Call	A	$2,738,077
2,900	4.000%, 8/15/19	No Opt. Call	A	3,037,141
3,015	4.000%, 8/15/20	No Opt. Call	A	3,186,162
3,135	4.000%, 8/15/21	No Opt. Call	A	3,338,650

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,021,270

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,220,460
321,440	Total Texas			353,448,603

	Utah – 0.5%

1,360	Ogden City, Utah, Sewer and Water Revenue Bonds, Refunding Series 2016, 3.000%, 6/15/37	6/26 at 100.00	AA–	1,230,310

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,718,530

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A	3,781,548
2,000	5.000%, 9/01/25	9/22 at 100.00	A	2,280,420
2,265	5.000%, 9/01/26	9/22 at 100.00	A	2,570,616

10,000	Utah State, General Obligation Bonds, Series 2009A, 5.000%, 7/01/22 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	10,514,800
25,310	Total Utah			27,096,224

	Virginia – 0.6%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	11,523,337

5,055	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	4,504,864

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	722,490

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/30	6/26 at 100.00	Baa1	1,123,910
1,290	3.125%, 6/15/31	6/26 at 100.00	Baa1	1,231,292
1,000	5.000%, 6/15/33	6/26 at 100.00	Baa1	1,102,230
195	5.000%, 6/15/34	6/26 at 100.00	Baa1	214,135

710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BB+	722,688

6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,340,175

3,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	3,682,777
31,240	Total Virginia			32,167,898

	Washington – 0.7%

980	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	1,003,647

NUVEEN	137

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+	$285,397

2,265	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,387,355

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,494,940

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,435	5.000%, 1/01/26	7/25 at 100.00	A	1,679,897
1,250	5.000%, 1/01/27	7/25 at 100.00	A	1,447,288

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,295	5.000%, 11/15/22	No Opt. Call	A+	1,502,757
2,020	5.000%, 11/15/24	5/24 at 100.00	A+	2,388,933

1,330	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	1,444,194

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,825	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	2,031,116
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,246,100

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,563,658

3,330	Washington, General Obligation Bonds, Series 1992B and Series 1992AT-7, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+	3,361,535

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,660,474
31,660	Total Washington			34,497,291

	West Virginia – 0.4%

6,280	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	6,007,699

10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	10,103,289

1,005	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,147,298

1,645	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A (4)	1,762,058
19,265	Total West Virginia			19,020,344

	Wisconsin – 2.7%

5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-1, 2.625%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	5,302,770

5,400	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	5,168,556

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA–	370,517
460	5.000%, 4/01/22	No Opt. Call	AA–	529,442

138	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
$590	5.000%, 12/01/26	11/24 at 100.00	Aa3	$687,167
3,855	5.000%, 12/01/27	11/24 at 100.00	Aa3	4,454,954

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A+	1,132,557
14,395	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	15,844,864

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	2,358,782

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B:
1,430	4.350%, 8/15/19	No Opt. Call	AA	1,534,948
8,670	5.500%, 8/15/29	2/20 at 100.00	AA	9,454,028

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+	2,303,438
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+	2,533,858

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	1,793,208

3,850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	Aa3	4,184,796

1,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	2,049,863

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,769,243

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA–	968,039
1,220	5.000%, 12/15/25	12/24 at 100.00	AA–	1,428,266

230	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977, 5.800%, 6/01/17 (ETM)	No Opt. Call	N/R (4)	231,946

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
8,145	6.000%, 5/01/27	5/19 at 100.00	AA–	8,954,043
1,740	6.000%, 5/01/33	5/19 at 100.00	AA–	1,908,554
4,740	5.750%, 5/01/33	5/19 at 100.00	AA–	5,172,857

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
855	6.000%, 5/01/27 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	941,295
185	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	203,672
495	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	542,421
35,170	6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00	AA– (4)	38,719,708

5,800	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24	5/22 at 100.00	AA	6,723,186

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,110	5.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,204,628
3,355	5.000%, 7/01/25 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	3,641,014
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	4,341,000
128,080	Total Wisconsin			139,453,620

NUVEEN	139

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.1%

$5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30		9/23 at 100.00	BBB–	$5,842,485
$5,024,628	Total Municipal Bonds (cost $4,956,100,963)				5,037,190,870

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transporation – 0.0%

$214	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$128,677

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	28,086
$271	Total Corporate Bonds (cost $24,234)				156,763

Shares	Description (1), (11)				Value

	INVESTMENT COMPANIES – 0.3%

15,000,000	Eaton Vance Municipal Income Trust				$15,001,950
	Total Investment Companies (cost $15,000,000)				15,001,950
	Total Long-Term Investments (cost $4,971,125,197)				5,052,349,583
	Other Assets Less Liabilities – 1.4%				69,826,714
	Net Assets – 100%				$5,122,176,297

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provision are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

140	NUVEEN

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.4%

	MUNICIPAL BONDS – 97.7%

	Alabama – 1.7%

$58,070	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	Aa3	$62,956,010

6,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007, 1.850%, 6/01/34 (Mandatory put 3/24/20)	No Opt. Call	A1	6,020,820

11,710	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A1	11,755,903
75,780	Total Alabama			80,732,733

	Alaska – 0.4%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,862,289
3,565	5.000%, 1/01/26 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	4,004,885

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	2,787,629
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,453,310

4,485	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/17 at 100.00	Ba2	4,504,644

3,635	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A2	4,024,199
17,380	Total Alaska			18,636,956

	Arizona – 2.4%

3,355	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2015B, 5.000%, 7/01/20	No Opt. Call	AA	3,753,272

2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/18	No Opt. Call	BBB+	2,062,760

810	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	826,897

7,785	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 (Pre-refunded 3/01/18) – AGM Insured	3/18 at 100.00	AA (4)	8,078,650

	Arizona State, Certificates of Participation, Series 2010A:
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	12,183,964
2,975	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,246,796

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
2,480	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	2,505,866
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,391,397
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	105,571

	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014:
4,030	5.000%, 7/01/23	No Opt. Call	AAA	4,789,091
1,500	5.000%, 7/01/24	No Opt. Call	AAA	1,809,015

NUVEEN	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
$675	5.000%, 7/01/18	No Opt. Call	AA	$708,271
335	5.000%, 7/01/19	No Opt. Call	AA	362,158
575	5.000%, 7/01/20	No Opt. Call	AA	636,853
765	5.000%, 7/01/21	No Opt. Call	AA	867,395

1,010	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 3.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,049,774

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory put 6/01/20)	No Opt. Call	BBB+	11,087,010

1,090	Maricopa County School District 33 Buckeye Elementary, Arizona, General Obligation Bonds, Refunding Series 2016, 3.000%, 7/01/20 – BAM Insured	No Opt. Call	AA	1,138,832

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	530,750
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	620,994
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,715,991
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	828,930

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	A+	1,412,049

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2016C:
800	2.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	813,400
1,060	2.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,075,593

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18 – MAC Insured	No Opt. Call	AA	1,311,612

3,800	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/27	7/17 at 100.00	AA+	3,837,582

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,543,702
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,444,474
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,279,961

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,415	5.000%, 7/01/21	No Opt. Call	AA	2,758,485
4,015	5.000%, 7/01/22	No Opt. Call	AA	4,667,879

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,252,469

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,985,617
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,982,046

295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	307,139

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,295	5.000%, 8/01/22	No Opt. Call	AA	1,490,636
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,332,980
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,358,600

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,179,300

142	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$435	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	$434,295
103,385	Total Arizona			111,768,056

	Arkansas – 0.4%

3,010	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A	3,017,886

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	3.000%, 7/01/17	No Opt. Call	A+	502,760
500	5.000%, 7/01/19	No Opt. Call	A+	541,345
670	5.000%, 7/01/21	No Opt. Call	A+	762,627

	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
630	4.000%, 7/01/18	No Opt. Call	N/R	635,947
890	4.000%, 7/01/19	No Opt. Call	N/R	901,054
995	4.000%, 7/01/20	No Opt. Call	N/R	1,008,124
1,020	4.000%, 7/01/21	No Opt. Call	N/R	1,031,485
1,075	4.000%, 7/01/22	No Opt. Call	N/R	1,082,041
1,180	5.250%, 7/01/27	7/23 at 100.00	N/R	1,199,175
470	5.250%, 7/01/28	7/23 at 100.00	N/R	475,325

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	577,430
1,740	5.000%, 12/01/23	No Opt. Call	A+	2,033,642
2,000	5.000%, 12/01/24	No Opt. Call	A+	2,352,880
15,180	Total Arkansas			16,121,721

	California – 4.0%

24,055	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	22,652,112

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,356,480

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
1,565	5.000%, 2/01/22	No Opt. Call	A–	1,773,849
2,600	5.000%, 2/01/23	No Opt. Call	A–	2,979,262
1,920	5.000%, 2/01/24	No Opt. Call	A–	2,217,101
1,700	5.000%, 2/01/25	No Opt. Call	A–	1,973,224
2,000	5.000%, 2/01/26	No Opt. Call	A–	2,335,880
1,500	5.000%, 2/01/27	No Opt. Call	A–	1,761,315

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,387,916

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,000,255

6,490	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,528,551

NUVEEN	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,675	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 5.000%, 11/01/17	No Opt. Call	A+	$3,764,596

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
235	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	256,886
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	136,641

24,250	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	4/17 at 102.00	N/R	24,245,392

750	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A–	876,855

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC, Refunding Series 2016:
2,050	5.000%, 5/15/18	No Opt. Call	Baa1	2,128,945
1,000	5.000%, 5/15/19	No Opt. Call	Baa1	1,068,830
1,000	5.000%, 5/15/20	No Opt. Call	Baa1	1,091,640

2,310	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014B, 3.000%, 8/01/21	6/17 at 100.00	AA–	2,312,795

650	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	6/17 at 100.00	N/R	650,286

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,260	4.000%, 1/01/18	No Opt. Call	BBB–	2,297,674
2,350	5.000%, 1/01/19	No Opt. Call	BBB–	2,455,656
2,470	5.000%, 1/01/20	No Opt. Call	BBB–	2,625,585
2,590	5.000%, 1/01/21	No Opt. Call	BBB–	2,790,440

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
27,890	4.500%, 6/01/27	6/17 at 100.00	B1	27,941,318
3,580	5.000%, 6/01/33	6/17 at 100.00	B–	3,579,821

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	559,195

2,740	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,218,623

370	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	392,825

13,020	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2014C-2, 3.000%, 7/01/25 (Mandatory put 10/01/20)	7/20 at 100.00	AAA	13,670,870

2,700	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,225,825

4,700	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	BBB–	4,959,675

120	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	142,224

500	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010, 3.800%, 7/01/17	No Opt. Call	A	502,735

144	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,535	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA–	$4,271,199

10,850	University of California, General Revenue Bonds, Series 2016AT, 1.400%, 5/15/46 (Mandatory put 5/15/21)	11/20 at 100.00	AA	10,733,579

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
565	4.000%, 7/01/18	No Opt. Call	Baa1	581,560
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,408,549
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,300,497
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,270,233
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,109,419

1,735	Western California Municipal Water District Facilities Authority Adjustable Rate Water Revenue Refunding Bonds Series 2016A, 1.500%, 10/01/39 (Mandatory put 10/01/20)	7/20 at 100.00	AA+	1,734,983
178,240	Total California			183,271,296

	Colorado – 1.6%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	2,966,892

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,542,072

16,930	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)	No Opt. Call	BBB+	18,745,065

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A:
7,525	5.000%, 2/01/19	No Opt. Call	BBB+	7,941,734
5,205	5.000%, 2/01/20	No Opt. Call	BBB+	5,616,195
3,415	5.000%, 2/01/21	No Opt. Call	BBB+	3,752,436

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
500	3.000%, 6/01/17	No Opt. Call	A–	501,640
300	3.000%, 6/01/18	No Opt. Call	A–	305,478
500	4.000%, 6/01/19	No Opt. Call	A–	524,245
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,060,150
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,215,980
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,570,825
500	5.000%, 6/01/23	No Opt. Call	A–	561,640

670	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	5/17 at 100.00	BBB+	672,432

	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014:
275	1.750%, 8/01/17 – AGM Insured	No Opt. Call	AA	275,742
250	2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	254,005

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
825	3.500%, 12/01/21 (WI/DD, Settling 4/04/17)	No Opt. Call	N/R	829,999
530	4.500%, 12/01/27 (WI/DD, Settling 4/04/17)	12/22 at 103.00	N/R	531,632

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,638,540

NUVEEN	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
$1,060	5.000%, 9/01/19	No Opt. Call	A–	$1,149,899
1,175	5.000%, 9/01/20	No Opt. Call	A–	1,303,286

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	4,572,945

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,175	3.625%, 12/01/21 (WI/DD, Settling 4/07/17)	No Opt. Call	N/R	1,179,676
1,860	4.625%, 12/01/27 (WI/DD, Settling 4/07/17)	12/22 at 103.00	N/R	1,870,974

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,013,240
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,028,980
65,990	Total Colorado			71,625,702

	Connecticut – 2.2%

19,035	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	19,085,252

19,740	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.000%, 7/01/42 (Mandatory put 7/01/19)	No Opt. Call	AAA	19,583,067

25,660	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	25,537,602

18,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	17,997,916

220	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17 (ETM)	No Opt. Call	N/R (4)	223,630

5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,594,500

655	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	6/17 at 100.00	A–	657,777

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	2,010,501
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,183,460

875	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA–	1,017,292

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
385	3.000%, 12/15/19	No Opt. Call	AA	400,427
525	5.000%, 12/15/21	No Opt. Call	AA	593,355

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,364,606
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,249,040
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,115,690
99,205	Total Connecticut			100,614,115

146	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Delaware – 0.3%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
$1,810	5.000%, 7/01/18	No Opt. Call	BBB	$1,870,725
1,905	5.000%, 7/01/19	No Opt. Call	BBB	2,012,366
2,000	5.000%, 7/01/20	No Opt. Call	BBB	2,146,640
275	5.000%, 7/01/21	No Opt. Call	BBB	298,611

7,470	New Castle County, Delaware, General Obligation Bonds, Series 2015, 5.000%, 10/01/20	No Opt. Call	AAA	8,429,073
13,460	Total Delaware			14,757,415

	District of Columbia – 0.8%

	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2016A:
22,340	5.000%, 7/01/18	No Opt. Call	AA–	23,461,245
3,000	4.000%, 7/01/19	7/18 at 100.00	AA–	3,112,620

1,115	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/17	No Opt. Call	AAA	1,146,499

10,050	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23) (Pre-refunded 10/01/18)	10/18 at 100.00	A (4)	10,685,059
36,505	Total District of Columbia			38,405,423

	Florida – 4.9%

	Broward County School Board, Florida, Certificates of Participation, Series 2015A:
2,535	5.000%, 7/01/19	No Opt. Call	Aa3	2,740,512
4,000	5.000%, 7/01/20	No Opt. Call	Aa3	4,432,960

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	5,820,300
5,000	5.000%, 10/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	5,829,000
2,295	5.000%, 10/01/26 (Alternative Minimum Tax)	10/25 at 100.00	A+	2,652,033
4,100	5.000%, 10/01/27 (Alternative Minimum Tax)	10/25 at 100.00	A+	4,707,087

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
3,250	5.000%, 6/01/18	12/17 at 100.00	AA–	3,338,985
5,020	5.000%, 6/01/20	12/19 at 100.00	AA–	5,509,550
18,050	5.000%, 6/01/22	12/21 at 100.00	AA–	20,684,939
3,775	5.000%, 6/01/25	12/24 at 100.00	AA–	4,474,960

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
3,840	5.000%, 6/01/18	No Opt. Call	AA–	4,014,682
365	5.000%, 6/01/19	No Opt. Call	AA–	394,269

580	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 4.250%, 6/01/17 – AGM Insured	No Opt. Call	AA	583,370

7,605	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/17	No Opt. Call	AA–	7,658,387

6,600	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.150%, 6/01/23	No Opt. Call	A2	6,590,760

2,045	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	2,072,792

4,480	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	4,527,533

NUVEEN	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$6,575	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 101.00	AA– (4)	$6,711,234

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,570,606

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,970,679

1,300	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	AAA	1,314,053

1,500	Florida State Department of General Services, Division of Facilities Management, Florida Facilities Pool Revenue Bonds, Series 2005A, 5.000%, 9/01/18 – AMBAC Insured	6/17 at 100.00	AA+	1,505,250

2,200	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,461,580

	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	1,145,640
3,100	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,640,485
2,525	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	2,996,140
2,275	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,705,111
2,000	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,370,920
2,750	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,225,365
2,300	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,674,900

2,525	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,834,388

1,540	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 (Pre-refunded 6/01/17) – AMBAC Insured	6/17 at 100.00	A2 (4)	1,550,996

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	364,063

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,025	5.000%, 7/01/20	No Opt. Call	A	3,356,479
2,275	5.000%, 7/01/21	No Opt. Call	A	2,579,509
1,775	5.000%, 7/01/22	No Opt. Call	A	2,041,516
4,000	5.000%, 7/01/23	No Opt. Call	A	4,655,720

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,877,837
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,164,120

2,740	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A1	3,010,465

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,640	4.000%, 4/01/17	No Opt. Call	AA–	1,640,000
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,773,473
1,790	5.000%, 4/01/19	No Opt. Call	AA–	1,924,035
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,074,937

3,675	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,756,805

148	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,030	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	$10,799,401

10,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/27 (Mandatory put 10/01/20)	No Opt. Call	Aa2	11,185,400

1,765	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	1,847,814

85	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	97,778

4,915	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,587,323

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	A+	612,958
500	5.000%, 9/01/22	No Opt. Call	A+	576,535
510	5.000%, 9/01/23	No Opt. Call	A+	595,231

2,310	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007B, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,408,776

3,060	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/19	No Opt. Call	AA	3,298,527

	South Florida Water Management District, Certificates of Participation, Series 2015:
2,860	5.000%, 10/01/18	No Opt. Call	AA	3,027,911
1,620	5.000%, 10/01/19	No Opt. Call	AA	1,767,371

5,730	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	6,913,360

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
550	4.000%, 9/01/17	No Opt. Call	A+	557,216
1,085	5.000%, 9/01/18	No Opt. Call	A+	1,145,413
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,769,124
865	5.000%, 9/01/20	No Opt. Call	A+	958,628
765	5.000%, 9/01/21	No Opt. Call	A+	863,823

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A–	607,223

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39 (5)	5/17 at 100.00	N/R	102,024

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	202,616

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	50,693

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	2

60	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.375%, 5/01/17	No Opt. Call	N/R	59,942

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	282,233

NUVEEN	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	$144,816

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/18 at 100.00	N/R	3
204,305	Total Florida			223,390,566

	Georgia – 2.3%

2,780	Buford, Georgia, General Obligation Bonds, Series 2015, 4.000%, 1/01/19	No Opt. Call	Aa2	2,914,858

15,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory put 6/18/21)	No Opt. Call	A+	14,673,750

8,910	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, First Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	8,921,137

17,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Second Series 2012, 1.750%, 12/01/49 (Mandatory put 6/01/17)	No Opt. Call	A+	17,016,830

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A+	3,042,750

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 1.875%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	3,024,540

1,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,747,935

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22	No Opt. Call	A+	8,041,840

20	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	AA–	20,679

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,210,860

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	AAA	12,362,178

70	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa1	72,592

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009-2, 2.350%, 10/01/48	No Opt. Call	A+	2,023,980

7,630	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A+	7,848,828

2,955	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/19	No Opt. Call	AA–	3,222,693

	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio IV Project, Series 2016A:
3,625	5.000%, 10/01/20	No Opt. Call	AA–	4,046,805
3,250	5.000%, 10/01/21	No Opt. Call	AA–	3,704,382
4,405	5.000%, 10/01/22	No Opt. Call	AA–	5,083,238

150	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$5,270	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory put 6/01/19)	3/19 at 100.00	A+	$5,351,316

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	508,330
580	5.000%, 10/01/20	No Opt. Call	Baa2	631,753
103,040	Total Georgia			106,471,274

	Hawaii – 0.6%

6,415	Hawaii State, General Obligation Bonds, Series 2011DZ, 5.000%, 12/01/18	No Opt. Call	AA+	6,845,126

3,230	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21	No Opt. Call	AA+	3,711,496

6,840	Hawaii State, General Obligation Bonds, Series 2013EH, 5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	7,855,056

2,600	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/20	No Opt. Call	AA+	2,927,132

1,490	Hawaiin Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	1,513,482

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,580,344
22,725	Total Hawaii			25,432,636

	Idaho – 0.2%

9,240	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	Ba1	8,810,432

	Illinois – 11.4%

	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
600	3.000%, 2/01/18 – AGM Insured	No Opt. Call	AA	608,058
250	4.000%, 2/01/19 – AGM Insured	No Opt. Call	AA	260,977
250	4.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	264,975
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	268,050
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	625,089
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,492,401
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,680,889

	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010:
1,015	5.000%, 11/01/20	No Opt. Call	BBB–	1,090,820
2,645	5.125%, 11/01/25	11/20 at 100.00	BBB–	2,809,228

424	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	413,485

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
298	1.200%, 3/01/18 – BAM Insured	No Opt. Call	AA	297,577
320	1.500%, 3/01/19 – BAM Insured	No Opt. Call	AA	318,768
394	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	390,340
238	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	235,789
482	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	474,818
297	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	289,634

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	1,382,337

NUVEEN	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	$5,581,400

13,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016B, 5.000%, 1/01/20	No Opt. Call	A	14,261,650

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	3,022,373
1,870	5.000%, 1/01/21	No Opt. Call	A	2,096,850

3,510	Chicago, Illinois, General Obligation Bonds, Modern Schools Arcoss Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	6/17 at 100.00	BBB+	3,519,968

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,655	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,653,709
2,395	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,372,966

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,230	5.000%, 1/01/23	No Opt. Call	BBB+	6,313,357
7,195	5.000%, 1/01/24	No Opt. Call	BBB+	7,268,317
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,223,460
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,838,565

2,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	2,192,080

	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,146,650
1,800	5.000%, 12/01/25 – BAM Insured	12/24 at 100.00	AA	2,065,860

	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A:
3,220	5.000%, 12/01/18	No Opt. Call	AAA	3,431,457
3,905	5.000%, 12/01/19	No Opt. Call	AAA	4,291,400
5,400	5.000%, 12/01/20	No Opt. Call	AAA	6,081,642
3,375	5.000%, 12/01/22	No Opt. Call	AAA	3,944,497

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA–	7,358,183

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA–	5,211,035

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA–	3,493,347

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA–	3,785,366
3,000	5.000%, 11/15/33	11/22 at 100.00	AA–	3,215,100

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
1,800	5.000%, 11/15/18	No Opt. Call	AA–	1,896,840
2,940	5.000%, 11/15/19	No Opt. Call	AA–	3,170,231

10,680	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,766,188

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA+	10,051,100

13,220	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2001B-1, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	AA+	13,225,420

19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	19,592,045

152	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012E-1, 1.550%, 11/01/38 (Mandatory put 11/01/17)	No Opt. Call	A	$11,308,814

1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA+	1,113,590

1,310	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.000%, 1/01/20 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (4)	1,364,889

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21	2/20 at 100.00	A2	1,037,295

10,045	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	AA+	10,117,826

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
1,090	5.000%, 9/01/18	No Opt. Call	BBB	1,139,017
905	5.000%, 9/01/19	No Opt. Call	BBB	970,269
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB	9,326,053

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
325	5.000%, 9/01/19	No Opt. Call	BBB	348,198
770	5.000%, 9/01/20	No Opt. Call	BBB	840,825
350	5.000%, 9/01/21	No Opt. Call	BBB	388,318
625	5.000%, 9/01/22	No Opt. Call	BBB	700,987
620	5.000%, 9/01/23	No Opt. Call	BBB	699,844
2,240	5.000%, 9/01/24	No Opt. Call	BBB	2,543,789
865	5.000%, 9/01/25	9/24 at 100.00	BBB	970,893

2,055	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	AA–	2,174,231

	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,500	5.000%, 12/01/21	No Opt. Call	A3	2,817,800
2,755	5.000%, 12/01/22	No Opt. Call	A3	3,137,366

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
805	5.000%, 7/01/21	No Opt. Call	A+	907,807
1,000	5.000%, 7/01/23	No Opt. Call	A+	1,152,560
890	5.000%, 7/01/24	No Opt. Call	A+	1,035,399

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A:
1,580	5.000%, 7/01/17	No Opt. Call	A+	1,595,468
1,175	5.000%, 7/01/18	No Opt. Call	A+	1,229,614

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,912,328
1,100	5.000%, 11/15/21	No Opt. Call	A	1,250,975

1,200	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.000%, 5/15/17	No Opt. Call	AA–	1,205,904

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
4,145	5.000%, 2/15/20	No Opt. Call	BBB	4,417,617
5,515	5.000%, 2/15/21	No Opt. Call	BBB	5,947,155
5,340	5.000%, 2/15/22	No Opt. Call	BBB	5,788,186
4,000	5.000%, 2/15/23	No Opt. Call	BBB	4,360,760

NUVEEN	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
$1,185	5.000%, 11/15/17	No Opt. Call	A+	$1,214,163
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,059,820
1,170	5.000%, 11/15/20	No Opt. Call	A+	1,306,808

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
875	5.000%, 8/15/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	922,022
405	5.250%, 8/15/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	443,422

	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,000	5.000%, 8/15/19	No Opt. Call	BBB	1,069,330
1,400	5.000%, 8/15/21	No Opt. Call	BBB	1,543,178
1,000	5.000%, 8/15/22	No Opt. Call	BBB	1,110,930
1,000	5.000%, 8/15/24	No Opt. Call	BBB	1,117,020
2,000	5.000%, 8/15/25	No Opt. Call	BBB	2,232,600
3,000	5.000%, 8/15/26	No Opt. Call	BBB	3,344,190

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,035	5.000%, 10/01/19	No Opt. Call	AA+	1,132,383
2,110	5.000%, 10/01/20	No Opt. Call	AA+	2,367,399

5,085	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,705,319

2,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	6/17 at 100.00	BBB+	2,512,861

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/18	No Opt. Call	A1	3,100,440
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,200,670
4,025	5.000%, 2/01/20	No Opt. Call	A1	4,409,146
10,820	5.000%, 2/01/21	No Opt. Call	A1	12,137,119
5,015	5.000%, 2/01/22	No Opt. Call	A1	5,708,374
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,051,958

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	BBB	680,073
1,390	5.000%, 2/01/20	No Opt. Call	BBB	1,459,750
3,515	5.000%, 2/01/21	No Opt. Call	BBB	3,713,387
4,175	5.000%, 2/01/22	No Opt. Call	BBB	4,416,106

	Illinois State, General Obligation Bonds, October Series 2016:
10,000	5.000%, 2/01/20	No Opt. Call	BBB	10,501,800
8,000	5.000%, 2/01/21	No Opt. Call	BBB	8,451,520

1,240	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	BBB	1,309,366

	Illinois State, General Obligation Bonds, Refunding Series 2010:
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,116,079
22,045	5.000%, 1/01/18	No Opt. Call	BBB	22,562,617
6,810	5.000%, 1/01/24	1/20 at 100.00	BBB	6,981,680

	Illinois State, General Obligation Bonds, Refunding Series 2012:
5,255	5.000%, 8/01/19	No Opt. Call	BBB	5,501,407
4,065	5.000%, 8/01/20	No Opt. Call	BBB	4,285,608

1,210	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	BBB	1,217,018

154	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA	$1,006,070

	Illinois State, General Obligation Bonds, Series 2013:
1,500	5.000%, 7/01/17	No Opt. Call	BBB	1,512,810
3,775	5.000%, 7/01/21	No Opt. Call	BBB	3,998,140
2,520	5.500%, 7/01/25	7/23 at 100.00	BBB	2,698,265

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,585	5.000%, 6/15/18	No Opt. Call	AAA	4,800,082
6,220	5.000%, 6/15/19	No Opt. Call	AAA	6,708,457

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,600	5.000%, 12/01/20	No Opt. Call	AA–	1,797,392
1,730	5.000%, 12/01/21	No Opt. Call	AA–	1,983,912
2,100	5.000%, 12/01/22	No Opt. Call	AA–	2,439,927

11,815	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,854,978

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,500	5.000%, 1/01/26	No Opt. Call	AA+	2,951,750
5,030	5.000%, 1/01/27	1/26 at 100.00	AA+	5,951,848

	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C:
1,000	4.000%, 1/01/18	No Opt. Call	AA–	1,022,800
1,250	5.000%, 1/01/19	No Opt. Call	AA–	1,332,437

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,104,578
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,138,840
1,035	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,188,263
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,441,344

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,472,158

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,605	5.000%, 6/01/17	No Opt. Call	A	7,655,193
6,455	5.000%, 6/01/18	No Opt. Call	A	6,734,372
10,605	5.000%, 6/01/19	No Opt. Call	A	11,405,359
5,595	5.250%, 6/01/20	No Opt. Call	A	6,206,813
280	5.250%, 6/01/21	No Opt. Call	A	317,556

3,545	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	3,963,806

4,295	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	4,618,285

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,010	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,012,323
1,135	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,137,940
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,002,710
1,260	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,261,348
1,210	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,204,761

NUVEEN	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc. Obligated Group, Series 2017A:
$2,315	5.000%, 2/15/26	No Opt. Call	AA–	$2,704,684
3,500	5.000%, 2/15/27	No Opt. Call	AA–	4,095,420

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,665	5.000%, 3/01/19	No Opt. Call	A	2,845,474
2,460	5.000%, 3/01/20	No Opt. Call	A	2,692,003
2,075	5.000%, 3/01/21	No Opt. Call	A	2,318,916
2,550	5.000%, 3/01/22	No Opt. Call	A	2,884,636

2,365	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,508,839

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,145,612
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,087,309

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,435	0.000%, 2/01/21	No Opt. Call	A+	1,312,925
6,220	0.000%, 2/01/22	No Opt. Call	A+	5,516,331
6,655	0.000%, 2/01/23	No Opt. Call	A+	5,684,035
496,928	Total Illinois			526,384,332

	Indiana – 4.6%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
700	4.000%, 7/15/18	No Opt. Call	AA+	727,125
750	5.000%, 1/15/19	No Opt. Call	AA+	802,440
1,215	5.000%, 7/15/19	No Opt. Call	AA+	1,321,908
1,000	5.000%, 1/15/20	No Opt. Call	AA+	1,103,430
800	5.000%, 7/15/20	No Opt. Call	AA+	895,048

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
1,190	5.000%, 1/15/18	No Opt. Call	AA+	1,228,294
1,250	5.000%, 7/15/18	No Opt. Call	AA+	1,314,400
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,403,787
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,195,320
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,112,360

	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,515	3.000%, 1/15/18	No Opt. Call	AA+	1,539,740
1,655	4.000%, 7/15/19	No Opt. Call	AA+	1,755,492
1,890	3.000%, 1/15/20	No Opt. Call	AA+	1,966,810
1,540	4.000%, 7/15/20	No Opt. Call	AA+	1,658,749
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,725,627
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,510,002

1,800	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 1.750%, 10/01/31 (Mandatory put 10/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	1,808,514

435	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	432,877

156	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$6,800	Indiana Finance Authority, Environmental Improvement Revenue Bonds, Southern Indiana Gas & Electric Company, Refunding Series 2013D, 1.950%, 3/01/24 (Mandatory put 9/14/17)	No Opt. Call	Aa3	$6,830,192

635	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A, 5.000%, 8/15/18	No Opt. Call	AA–	668,992

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,495	5.000%, 3/01/19 (ETM)	No Opt. Call	N/R (4)	1,605,181
2,115	5.000%, 3/01/20 (ETM)	No Opt. Call	N/R (4)	2,339,973

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	BBB+	1,155,249
435	4.000%, 10/01/21	No Opt. Call	BBB+	472,453
130	5.000%, 10/01/23	No Opt. Call	BBB+	150,357

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
865	5.000%, 5/01/19	No Opt. Call	Aa3	931,121
765	5.000%, 5/01/20	No Opt. Call	Aa3	846,434
2,000	5.000%, 5/01/21	No Opt. Call	Aa3	2,266,340

2,280	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BB–	2,462,788

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
370	5.000%, 10/01/17	No Opt. Call	AA	377,718
520	5.000%, 10/01/18	No Opt. Call	AA	550,930
350	5.000%, 10/01/19	No Opt. Call	AA	381,706
785	5.000%, 10/01/20	No Opt. Call	AA	876,916

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
1,400	5.000%, 10/01/19	No Opt. Call	AA	1,526,826
680	5.000%, 10/01/20	No Opt. Call	AA	758,268
590	5.000%, 10/01/23	No Opt. Call	AA	684,701
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,164,060
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,124,216
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,452,660
800	5.000%, 10/01/27	10/24 at 100.00	AA	931,104

3,720	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA	3,694,778

3,690	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27	No Opt. Call	AA+	3,664,982

260	Indiana State University Board of Trustees, Indiana State University, Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	286,260

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,773,310
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,062,985

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,421,280

NUVEEN	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$10,000	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	$12,009,800

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
250	4.000%, 10/01/17	No Opt. Call	A	253,675
300	4.000%, 10/01/18	No Opt. Call	A	312,174
285	5.000%, 10/01/19	No Opt. Call	A	309,567
350	5.000%, 10/01/20	No Opt. Call	A	388,955
450	5.000%, 10/01/21	No Opt. Call	A	510,511
450	5.000%, 10/01/22	No Opt. Call	A	517,891
610	5.000%, 10/01/23	No Opt. Call	A	707,813
420	5.000%, 10/01/24	No Opt. Call	A	490,228
505	5.000%, 10/01/25	10/24 at 100.00	A	589,163
760	5.000%, 10/01/26	10/24 at 100.00	A	881,319

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
1,910	5.000%, 10/01/21	No Opt. Call	A	2,166,838
4,400	5.000%, 10/01/22	No Opt. Call	A	5,052,740
10,000	5.000%, 10/01/23	No Opt. Call	A	11,623,100

11,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	11,406,061

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
880	4.000%, 4/01/17	No Opt. Call	Baa3	880,000
400	4.000%, 4/01/18	No Opt. Call	Baa3	407,284
550	3.000%, 4/01/19	No Opt. Call	Baa3	556,622

11,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	11,616,150

1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,116,980

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
250	4.000%, 2/01/18	No Opt. Call	A	255,810
520	4.000%, 2/01/19	No Opt. Call	A	544,232
800	5.000%, 2/01/20	No Opt. Call	A	872,392
640	5.000%, 2/01/21	No Opt. Call	A	713,914
1,595	4.000%, 2/01/24	No Opt. Call	A	1,744,372

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	7,575,750

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A2	32,335,042

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A2	11,306,600

10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23)	No Opt. Call	A2	11,688,122

158	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
$2,020	3.000%, 7/15/19	No Opt. Call	AA–	$2,102,800
1,215	4.000%, 1/15/20	No Opt. Call	AA–	1,304,011
197,355	Total Indiana			212,203,619

	Iowa – 1.0%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,176,404
1,330	5.000%, 1/01/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,420,600
1,380	5.000%, 1/01/20 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,520,236

1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,407,672

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
8,555	5.000%, 12/01/19	No Opt. Call	B	8,668,354
7,270	5.500%, 12/01/22	12/18 at 100.00	B	7,321,835
4,900	5.250%, 12/01/25	12/23 at 100.00	B	4,960,319

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26	6/18 at 105.00	B	2,036,180
4,775	5.875%, 12/01/27	6/19 at 105.00	B	4,862,191

7,500	Iowa State, Special Obligation Bonds, I-Jobs Program, Refunding Series 2016A, 5.000%, 6/01/20	No Opt. Call	AA	8,368,725

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,985	5.000%, 6/01/17 (ETM)	No Opt. Call	AA (4)	1,999,153
3,330	5.000%, 6/01/18 (ETM)	No Opt. Call	AA (4)	3,486,244
45,420	Total Iowa			47,227,913

	Kansas – 0.2%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
165	5.000%, 1/01/20	No Opt. Call	AA–	181,107
200	5.000%, 1/01/23	1/20 at 100.00	AA–	218,558

1,080	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,190,052

1,280	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	1,409,331

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	AA–	2,385,649
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	AA–	3,128,415

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
625	4.000%, 9/01/18	No Opt. Call	A+	651,119
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,228,000
10,540	Total Kansas			11,392,231

NUVEEN	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 2.6%

$18,500	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.050%, 9/01/42 (Mandatory put 9/01/19)	No Opt. Call	A1	$18,273,005

8,105	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39	No Opt. Call	BBB+	8,234,437

9,260	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	9,338,154

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	Aa3	6,534,240

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3	3,915,150

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA	15,405,763

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,025	5.000%, 12/01/19 (WI/DD, Settling 4/03/17)	No Opt. Call	BBB+	5,409,664
2,100	3.500%, 12/01/20	No Opt. Call	BBB+	2,192,211
3,025	5.000%, 12/01/23	6/22 at 100.00	BBB+	3,343,170
2,970	5.000%, 12/01/24	6/22 at 100.00	BBB+	3,258,179

3,580	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	3,583,616

13,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	13,500,000

10,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.500%, 10/01/33 (Mandatory put 4/01/19) (WI/DD, Settling 4/03/17)	No Opt. Call	A1	10,010,800

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	No Opt. Call	A1	2,044,943

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,025	5.000%, 3/01/18	No Opt. Call	A3	1,059,215
2,670	5.250%, 3/01/19	No Opt. Call	A3	2,855,832
1,135	6.000%, 3/01/20	No Opt. Call	A3	1,271,450
1,100	6.000%, 3/01/21	No Opt. Call	A3	1,268,410

3,250	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18)	No Opt. Call	A1	3,247,368

3,845	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	4,339,313
116,180	Total Kentucky			119,084,920

	Louisiana – 4.7%

14,075	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	14,081,193

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,459,117

160	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$9,385	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Variable Rate Demand Obligation Series 2011A, 1.196%, 2/01/46 (Mandatory put 8/01/18)	2/18 at 100.00	AA	$9,335,166

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	AA+	2,709,750
2,070	5.000%, 7/15/20	No Opt. Call	AA+	2,302,585

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
3,000	5.000%, 6/01/17	No Opt. Call	A1	3,020,400
1,745	5.000%, 6/01/18	No Opt. Call	A1	1,821,431
2,325	5.000%, 6/01/19	No Opt. Call	A1	2,501,491
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,306,972
2,000	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,261,920
2,100	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,411,283

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,375	5.000%, 6/01/23	No Opt. Call	A1	38,365,564
10,000	5.000%, 6/01/24	No Opt. Call	A1	11,605,200

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,673,003
2,245	5.000%, 8/01/24	No Opt. Call	AA	2,635,271

510	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	541,380

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/17 (6)	No Opt. Call	N/R	1,754,163
435	6.000%, 12/15/37 (6)	6/17 at 100.00	N/R	217,365

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,785	5.000%, 6/01/19	No Opt. Call	A1	1,924,623
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,538,215

30	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A–	30,101

	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A:
1,180	5.000%, 12/15/20	No Opt. Call	A	1,315,912
1,530	5.000%, 12/15/21	No Opt. Call	A	1,736,550

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc. – Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	660,307
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	661,107
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,662,212
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,814,524

NUVEEN	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$620	5.000%, 7/01/18	No Opt. Call	AA–	$648,024
1,600	5.000%, 7/01/19	No Opt. Call	AA–	1,723,408
1,100	5.000%, 7/01/20	No Opt. Call	AA–	1,210,242
7,245	5.000%, 7/01/26	7/23 at 100.00	AA–	8,132,947

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
45	5.000%, 5/01/19	No Opt. Call	AA	48,650
50	5.000%, 5/01/20	No Opt. Call	AA	55,632
3,635	5.000%, 5/01/21	No Opt. Call	AA	4,140,156

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA–	8,085,630

10,000	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19	No Opt. Call	Aa3	10,858,700

900	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19 (ETM)	No Opt. Call	N/R (4)	980,073

6,000	Louisiana State, General Obligation Bonds, Series 2014A, 5.000%, 2/01/20	No Opt. Call	AA–	6,600,720

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA–	7,272,989

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,860	5.000%, 12/01/19	No Opt. Call	AA–	3,126,123
2,500	5.000%, 12/01/20	No Opt. Call	AA–	2,793,400
3,600	5.000%, 12/01/21	No Opt. Call	AA–	4,102,884

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
750	4.000%, 12/01/17	No Opt. Call	AA–	765,090
885	4.000%, 12/01/18	No Opt. Call	AA–	925,657
1,025	4.000%, 12/01/19	No Opt. Call	AA–	1,093,655
1,500	5.000%, 12/01/20	No Opt. Call	AA–	1,676,040
2,000	5.000%, 12/01/21	No Opt. Call	AA–	2,279,380

7,900	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	8,805,261

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,850	5.000%, 6/01/17	No Opt. Call	A	1,862,580
1,000	5.000%, 6/01/18	No Opt. Call	A	1,044,150

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,160,520
525	5.000%, 6/01/26	6/25 at 100.00	A	609,163

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,196,712

6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,740,500

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A+	2,607,120

	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
580	5.000%, 3/01/19 – BAM Insured	No Opt. Call	AA	619,428
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,040,060
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,137,230

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,908,343
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,892,453

162	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,930	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.000%, 5/15/25 (Pre-refunded 5/15/17)	5/17 at 100.00	A (4)	$1,934,400
197,500	Total Louisiana			216,424,125

	Maryland – 1.7%

6,240	Baltimore County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	6,579,518

5,000	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc. Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory put 6/01/20)	No Opt. Call	BBB	4,980,300

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
835	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	863,524
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	714,893
660	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	711,289
725	4.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	793,114

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	BBB	611,566
1,000	5.000%, 7/01/22	No Opt. Call	BBB	1,144,770
250	5.000%, 7/01/23	No Opt. Call	BBB	288,613
500	5.000%, 7/01/24	No Opt. Call	BBB	579,890

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18	No Opt. Call	BBB	6,475,297
4,000	5.000%, 7/01/19	No Opt. Call	BBB	4,305,760

5,155	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008, 5.000%, 7/15/18	No Opt. Call	AAA	5,426,720

13,530	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	13,864,732

27,740	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/20	No Opt. Call	AAA	31,150,910
73,040	Total Maryland			78,490,896

	Massachusetts – 1.6%

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BBB–	628,534
375	5.000%, 7/01/20	No Opt. Call	BBB–	401,044
555	5.000%, 7/01/21	No Opt. Call	BBB–	598,268
690	5.000%, 7/01/22	No Opt. Call	BBB–	747,656
625	5.000%, 7/01/23	No Opt. Call	BBB–	680,125
735	5.000%, 7/01/24	No Opt. Call	BBB–	802,811
795	5.000%, 7/01/25	7/24 at 100.00	BBB–	862,535

720	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18	No Opt. Call	AAA	766,973

305	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A, 5.000%, 11/15/18 (ETM)	No Opt. Call	N/R (4)	324,785

NUVEEN	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
$1,815	5.000%, 7/01/18	No Opt. Call	BBB–	$1,894,951
1,000	5.000%, 7/01/19	No Opt. Call	BBB–	1,074,130
1,000	5.000%, 7/01/20	No Opt. Call	BBB–	1,099,220

4,000	Massachusetts Health and Educational Facilities Authority, Variable Rate Demand Revenue Bonds, University of Massachusetts Issue, Series 2000A, 1.150%, 11/01/30 (Mandatory put 4/01/19)	No Opt. Call	Aa2	3,994,400

20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory put 7/01/20)	No Opt. Call	AA+	19,740,295

12,900	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+	13,258,104

3,200	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/19	No Opt. Call	AA+	3,480,288

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AA+	16,632,420

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/17	No Opt. Call	AA+	2,449,137
2,420	4.000%, 8/15/18	No Opt. Call	AA+	2,520,624
68,255	Total Massachusetts			71,956,300

	Michigan – 1.7%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,608,045

1,780	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012, 4.000%, 5/01/18	No Opt. Call	AA–	1,836,871

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20	No Opt. Call	A	1,215,005
1,100	5.000%, 7/01/21	No Opt. Call	A	1,241,922

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory put 8/15/19)	No Opt. Call	AA+	4,546,040

8,790	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	7/18 at 100.00	AAA	9,233,456

3,195	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,276,281

18,555	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	18,718,284

585	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B-2, 4.375%, 10/01/19	10/18 at 100.00	AA	591,219

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,595,916

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (4)	1,749,594

8,000	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory put 9/01/21)	No Opt. Call	Aa3	7,801,360

8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 1.450%, 8/01/29	No Opt. Call	Aa3	7,801,360

164	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
$1,100	4.000%, 5/01/19	No Opt. Call	Aa1	$1,160,929
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,130,630

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa3	823,041
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,104,750

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	2,863,800

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	5,352,453
76,155	Total Michigan			78,650,956

	Minnesota – 0.4%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	792,166
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,768,264
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,848,421

1,680	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,981,594

1,390	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2016-8M, 4.000%, 4/01/18	No Opt. Call	A2	1,431,464

4,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E, 4.500%, 8/01/18	No Opt. Call	AAA	4,190,080

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,045,423

2,845	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	A1	3,280,911

1,415	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation Bonds, School Building Series 2016A, 3.000%, 2/01/21	No Opt. Call	Aa2	1,499,730
16,275	Total Minnesota			17,838,053

	Mississippi – 0.5%

20,835	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/01/18)	No Opt. Call	BBB+	20,887,921

3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	A–	4,205,430
24,515	Total Mississippi			25,093,351

	Missouri – 1.3%

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	2,765,146
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	2,940,730

NUVEEN	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
$550	5.000%, 5/01/19	No Opt. Call	BBB+	$583,385
440	5.000%, 5/01/20	No Opt. Call	BBB+	475,389
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,096,190
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,699,940
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,473,318

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,395	5.000%, 1/01/25	No Opt. Call	A	2,803,348
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,799,150

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013:
815	5.000%, 7/01/17	No Opt. Call	A–	823,313
765	5.000%, 7/01/18	No Opt. Call	A–	801,039

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A–	1,876,035
1,725	5.000%, 7/01/21	No Opt. Call	A–	1,938,538
1,000	5.000%, 7/01/22	No Opt. Call	A–	1,138,360
1,085	5.000%, 7/01/23	No Opt. Call	A–	1,247,132

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
8,185	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	AA–	8,278,636
12,055	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	12,705,247

1,750	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA	1,767,990

8,825	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/17	No Opt. Call	BBB	8,876,626
56,370	Total Missouri			60,089,512

	Montana – 0.6%

26,700	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A2	25,760,961

	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Refunding Series 2016:
365	5.000%, 2/15/19	No Opt. Call	A–	389,229
1,295	5.000%, 2/15/21	No Opt. Call	A–	1,452,019
28,360	Total Montana			27,602,209

	Nebraska – 1.1%

4,440	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	4,971,557

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
925	4.000%, 11/01/18	No Opt. Call	A–	963,055
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,140,960

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
600	4.000%, 6/15/18	No Opt. Call	AA–	621,702
830	5.000%, 6/15/19	No Opt. Call	AA–	899,272

166	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
$3,220	3.000%, 1/15/18	No Opt. Call	AAA	$3,274,418
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,608,906

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	11/21 at 100.00	A–	1,010,610

1,720	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	1,958,512

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
6,340	5.000%, 1/01/18	No Opt. Call	A2	6,523,606
2,125	5.000%, 1/01/19	No Opt. Call	A2	2,257,898
2,500	5.000%, 1/01/20	No Opt. Call	A2	2,719,275

3,110	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,528,637

17,560	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A	17,631,118
47,890	Total Nebraska			50,109,526

	Nevada – 1.1%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,109,250
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	2,268,580

25,755	Clark County, Nevada, General Obligation Bonds, Bond Bank Refunding Series 2016A, 5.000%, 11/01/19	No Opt. Call	AA+	28,275,899

1,750	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.250%, 10/01/29	No Opt. Call	A+	1,745,800

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	Aa1	5,663,400

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
850	3.000%, 6/01/17	No Opt. Call	N/R	850,026
160	4.000%, 6/01/18	No Opt. Call	N/R	161,494

10,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	9,909,000
46,515	Total Nevada			49,983,449

	New Hampshire – 0.1%

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
450	5.000%, 10/01/18	No Opt. Call	Baa1	472,379
600	5.000%, 10/01/19	No Opt. Call	Baa1	645,582
1,250	5.000%, 10/01/20	No Opt. Call	Baa1	1,372,363
1,185	5.000%, 10/01/21	No Opt. Call	Baa1	1,321,026
3,485	Total New Hampshire			3,811,350

NUVEEN	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 5.4%

$245	Bergen County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Bergen County Guaranteed, Series 2014B, 5.000%, 2/15/19	No Opt. Call	Aaa	$262,917

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/17 at 100.00	AA–	3,960,915

1,950	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,114,658

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,565,238
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,015,064

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
6,565	5.000%, 6/15/17	No Opt. Call	BBB+	6,608,263
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	8,804,616
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,276,050
245	4.000%, 6/15/19	No Opt. Call	BBB+	253,460
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,746,991
2,810	5.000%, 6/15/21	No Opt. Call	BBB+	3,040,336
1,375	5.000%, 6/15/22	No Opt. Call	BBB+	1,498,956
520	5.000%, 6/15/22	No Opt. Call	AA	579,842
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,109,698
4,500	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,839,615
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,161,587
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,382,980
720	4.250%, 6/15/27	6/22 at 100.00	BBB+	733,716

25,315	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	26,973,639

17,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A–	18,057,400

	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	A–	5,324,900
5,000	5.000%, 11/01/21	No Opt. Call	A–	5,334,400

2,450	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,596,314

340	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	386,233

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,169,539
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,450,891

1,155	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack University Medical Center, Refunding Series 2010B, 5.000%, 1/01/20	No Opt. Call	A+	1,264,471

1,870	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack University Medical Center, Refunding Series 2010B, 5.000%, 1/01/20 (ETM)	No Opt. Call	A2 (4)	2,061,095

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	435,133

168	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	$10,410,200

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2:
25,000	5.000%, 6/15/21	6/18 at 100.00	A+	25,909,500
7,500	5.000%, 6/15/24	6/18 at 100.00	A+	7,731,900

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,070	5.000%, 12/15/17	No Opt. Call	A–	5,188,638
9,750	5.000%, 12/15/18	No Opt. Call	A–	10,178,415

6,105	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,515,378

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,222,178

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	1,980,313

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,611,168

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
3,080	3.000%, 1/01/18	No Opt. Call	Baa1	3,099,774
4,850	3.000%, 1/01/19	No Opt. Call	Baa1	4,890,304

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
180	5.000%, 6/01/17	No Opt. Call	Aaa	181,219
6,710	5.000%, 6/01/18	6/17 at 100.00	Aa1	6,754,554
4,235	4.500%, 6/01/23	6/17 at 100.00	BBB+	4,287,514
10,475	4.625%, 6/01/26	6/17 at 100.00	BBB	10,484,951
237,675	Total New Jersey			249,454,923

	New Mexico – 2.1%

6,600	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	6,502,914

26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	25,617,540

7,285	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	7,347,724

10,100	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	10,110,302

15,340	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	16,603,096

NUVEEN	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
$845	4.000%, 6/15/18	No Opt. Call	A+	$875,378
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,444,627
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,440,355
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,642,651
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,720,252
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,804,742
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,889,599
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,980,376
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,043,835

14,955	State of New Mexico, State Severance Tax Revenue Bonds, Series 2014A, 5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	16,247,411
93,375	Total New Mexico			97,270,802

	New York – 4.7%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	573,005

1,595	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA	1,738,295

5	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,454

1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,459,939

355	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	411,395

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,500	4.000%, 12/01/19	No Opt. Call	Baa3	1,568,520
1,000	4.000%, 12/01/20	No Opt. Call	Baa3	1,055,260
1,200	4.000%, 12/01/21	No Opt. Call	Baa3	1,272,108
1,000	5.000%, 12/01/22	No Opt. Call	Baa3	1,113,520
2,000	5.000%, 12/01/23	No Opt. Call	Baa3	2,236,340

12,270	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,200,930

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	5,791

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,791,695

16,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Refunding Series 2016D, 5.000%, 2/15/20	No Opt. Call	AAA	17,707,840

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	386,256
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	475,288
590	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	531,496
1,315	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,147,745

170	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
$610	5.000%, 4/01/18 (ETM)	No Opt. Call	A– (4)	$634,845
3,805	5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	4,100,534

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/22	4/19 at 100.00	A–	1,341,488

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,142,240

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	5,789,507

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A–	2,297,812
1,000	5.000%, 7/01/24	No Opt. Call	A–	1,149,790
650	5.000%, 7/01/25	7/24 at 100.00	A–	738,660
1,000	5.000%, 7/01/26	7/24 at 100.00	A–	1,125,250
1,500	5.000%, 7/01/27	7/24 at 100.00	A–	1,677,015

10,300	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	10,445,127

16,875	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/19	No Opt. Call	AA	18,368,269

13,980	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	14,170,128

2,190	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Refunding Series 2013, 2.750%, 7/01/17	No Opt. Call	A–	2,198,191

32,945	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	35,541,395

6,960	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009, 5.000%, 4/01/18	No Opt. Call	AA	7,249,536

2,850	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA	2,984,349

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B:
1,545	5.000%, 6/01/21	6/17 at 100.00	AA	1,555,552
6,230	5.000%, 6/01/22	6/17 at 100.00	AA	6,272,426

8,145	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,701,222

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A–	568,200
500	5.000%, 7/01/27	7/24 at 100.00	A–	559,005

16,130	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	17,702,030

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,275	5.000%, 6/01/20	No Opt. Call	A	1,396,087
3,000	5.000%, 6/01/21	No Opt. Call	A	3,355,440
2,500	5.000%, 6/01/22	No Opt. Call	A	2,839,375
3,335	5.000%, 6/01/23	No Opt. Call	A	3,807,803
1,900	5.000%, 6/01/26	No Opt. Call	A	2,215,761

NUVEEN	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
$2,440	3.000%, 8/15/22	No Opt. Call	A	$2,526,986
2,510	3.000%, 8/15/23	No Opt. Call	A	2,559,573
198,930	Total New York			214,694,473

	North Carolina – 0.6%

2,125	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A, 5.000%, 3/01/18	No Opt. Call	AA	2,206,876

3,050	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009, 5.000%, 3/01/18	No Opt. Call	AA+	3,162,362

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
2,055	5.000%, 1/01/25	No Opt. Call	A	2,441,915
3,005	5.000%, 1/01/26	No Opt. Call	A	3,599,870
2,780	5.000%, 1/01/27	1/26 at 100.00	A	3,311,036

615	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015B, 5.000%, 1/01/23	No Opt. Call	A	711,469

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,035	5.000%, 5/01/19	No Opt. Call	AA+	1,119,177
5,195	5.000%, 5/01/20	5/19 at 100.00	AA+	5,611,120

3,605	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	3,892,210

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	261,355
23,700	Total North Carolina			26,317,390

	North Dakota – 0.8%

445	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	507,901

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	114,135

2,470	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	A–	2,534,615

1,000	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/18	6/17 at 100.00	BBB–	1,003,270

1,130	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2012C, 3.000%, 5/01/17	No Opt. Call	A1	1,132,124

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
1,795	4.000%, 7/15/18	No Opt. Call	A	1,853,499
1,000	4.000%, 7/15/19	No Opt. Call	A	1,053,210
2,105	4.000%, 7/15/20	No Opt. Call	A	2,243,383
2,185	4.000%, 7/15/21	No Opt. Call	A	2,354,578
2,275	4.000%, 7/15/22	No Opt. Call	A	2,460,640
2,365	5.000%, 7/15/23	7/22 at 100.00	A	2,654,925
2,485	5.000%, 7/15/24	7/22 at 100.00	A	2,763,072
5,485	5.000%, 7/15/25	7/22 at 100.00	A	6,073,157

172	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
$800	4.000%, 5/01/17	No Opt. Call	A	$801,992
800	4.000%, 5/01/18	No Opt. Call	A	821,000
725	4.000%, 5/01/19	No Opt. Call	A	756,712
800	4.000%, 5/01/20	No Opt. Call	A	840,088
800	4.000%, 5/01/21	No Opt. Call	A	850,360

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	5/17 at 100.00	AA	6,049,605
34,800	Total North Dakota			36,868,266

	Ohio – 4.4%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	A1	2,280,220
2,655	5.000%, 11/15/22	5/22 at 100.00	A1	3,037,957

3,745	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Aaa	3,767,582

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
10,190	5.375%, 6/01/24	6/17 at 100.00	B–	9,724,419
63,830	5.125%, 6/01/24	6/17 at 100.00	B–	60,478,287
4,875	5.875%, 6/01/30	6/17 at 100.00	B–	4,689,263
5,160	5.750%, 6/01/34	6/17 at 100.00	B–	4,899,575

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
350	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	360,136
400	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	425,660
725	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	790,634
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,059,364

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,309,806

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA	1,615,045
1,540	5.000%, 12/01/20	12/19 at 100.00	AA	1,678,923

1,620	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/21 (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,781,725

	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014:
4,650	5.000%, 12/01/17	No Opt. Call	AA–	4,772,528
5,515	5.000%, 12/01/20	No Opt. Call	AA–	6,162,240

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
500	4.000%, 6/15/17	No Opt. Call	Baa2	502,515
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,076,174
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,092,740

1,000	Franklin County Convention Facilities Authority, Ohio, Tax and Lease Revenue Anticipation and Refunding Bonds, Columbus City & Franklin County Lessees, Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,179,550

NUVEEN	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
$1,150	5.000%, 5/15/21	No Opt. Call	AA	$1,308,723
340	5.000%, 5/15/22	No Opt. Call	AA	392,190
1,000	5.000%, 5/15/23	No Opt. Call	AA	1,165,510

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,745,792

1,610	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA+	1,772,884

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,515	5.000%, 1/01/20	No Opt. Call	AA	2,761,219
1,700	5.000%, 1/01/23	No Opt. Call	AA	1,967,665

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,370,728

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,668,305
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,046,850
270	5.000%, 2/15/20	No Opt. Call	BB+	287,728
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,154,140

1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 4.000%, 10/01/17	No Opt. Call	Aa3	1,114,751

4,085	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	CCC+	1,450,175

8,745	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	CCC+	3,104,475

2,930	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	B1	2,739,433

26,305	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	9,338,275

2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	896,375

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,172,560

1,450	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	1,465,298

5,130	Ohio State, Capital Facilities Lease-Appropriation Bonds, Parks & Recreation Improvement Fund Projects, Series 2016C, 3.000%, 12/01/19	No Opt. Call	AA	5,374,752

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	7,684,608

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,432,722

174	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	$14,206,786

515	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009B, 5.000%, 1/01/18	No Opt. Call	Aa2	530,584

4,525	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	1,606,375

2,100	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33	No Opt. Call	CCC+	745,500

715	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	253,825

7,085	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)	No Opt. Call	CCC+	2,515,175

2,460	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33	No Opt. Call	CCC+	873,300

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	2,307,782

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	10
236,060	Total Ohio			201,138,838

	Oklahoma – 2.3%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,420	4.000%, 9/01/18	No Opt. Call	A+	1,479,143
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,519,335
2,685	4.500%, 9/01/20	No Opt. Call	A+	2,925,039

6,350	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A+	6,630,353

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
6,015	5.000%, 6/01/19	No Opt. Call	A+	6,480,320
6,445	5.000%, 6/01/23	No Opt. Call	A+	7,497,082

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
675	5.000%, 7/01/17	No Opt. Call	A+	681,784
1,870	5.000%, 7/01/18	No Opt. Call	A+	1,958,096
2,600	5.000%, 7/01/19	No Opt. Call	A+	2,807,766

	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015:
1,955	4.000%, 9/01/18	No Opt. Call	A+	2,036,426
2,150	5.000%, 9/01/20	No Opt. Call	A+	2,381,469
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,155,460

1,725	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,048,162

NUVEEN	175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
$3,820	5.000%, 9/01/17	No Opt. Call	A–	$3,883,259
7,860	5.000%, 9/01/18	No Opt. Call	A–	8,269,427
2,500	5.000%, 9/01/20	No Opt. Call	A–	2,769,150
4,395	5.000%, 9/01/21	No Opt. Call	A–	4,948,858

	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A–	1,152,452
1,000	5.000%, 9/01/27	9/26 at 100.00	A–	1,138,630
1,000	5.000%, 9/01/28	9/26 at 100.00	A–	1,130,260

2,920	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012, 4.000%, 3/01/18	No Opt. Call	A+	3,001,351

1,875	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,916,100

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
310	4.000%, 9/01/17	No Opt. Call	A–	313,850
475	4.000%, 9/01/18	No Opt. Call	A–	492,618
525	5.000%, 9/01/19	No Opt. Call	A–	567,483
685	5.000%, 9/01/20	No Opt. Call	A–	756,500
745	5.000%, 9/01/21	No Opt. Call	A–	836,762

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
225	4.000%, 10/01/18	No Opt. Call	AA–	235,042
175	4.000%, 10/01/19	No Opt. Call	AA–	186,942
360	5.000%, 10/01/20	No Opt. Call	AA–	403,981
645	5.000%, 10/01/21	No Opt. Call	AA–	740,292

1,385	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,399,543

6,640	Tulsa County Independent School District 001 Tulsa, Oklahoma, General Obligation Bonds, Combined Purpose Series 2016B, 1.500%, 8/01/19	No Opt. Call	AA	6,678,977

7,555	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,205,183

1,545	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,696,178

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,025	5.000%, 9/01/22	No Opt. Call	AA–	1,177,541
6,135	5.000%, 9/01/23	No Opt. Call	AA–	7,136,293

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,381,442
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,297,640

1,650	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2016, 4.000%, 9/01/18	No Opt. Call	A+	1,718,723
96,910	Total Oklahoma			105,034,912

176	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.8%

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
$11,045	5.000%, 6/15/25	No Opt. Call	AA+	$13,349,981
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,005,650

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
1,200	5.000%, 6/15/21	No Opt. Call	AA+	1,375,032
1,000	5.000%, 6/15/23	No Opt. Call	AA+	1,185,850
2,355	5.000%, 6/15/25	No Opt. Call	AA+	2,852,352
1,480	5.000%, 6/15/26	No Opt. Call	AA+	1,807,539
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,867,857
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,438,320

1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	1,776,284

1,050	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,136,247
29,230	Total Oregon			34,795,112

	Pennsylvania – 7.2%

410	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B, 5.000%, 5/01/18	6/17 at 100.00	Baa3	410,775

7,555	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	7,917,640

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	6,728,619
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,683,668

5,965	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,524,994

	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,750	4.000%, 2/15/20 – AGM Insured	No Opt. Call	AA	1,860,320
1,650	4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,777,941

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
6,790	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	2,410,450
10,025	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	CCC+	5,162,875

3,530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	CCC+	1,253,150

2,055	Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,187,527

1,000	Bucks County Water and Sewer Authority, Pennsylvania, Sewer System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/19 – BAM Insured	No Opt. Call	AA	1,055,390

1,120	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,161,317

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,378,668

NUVEEN	177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
$450	4.000%, 5/01/18	No Opt. Call	Baa3	$457,938
450	5.000%, 5/01/19	No Opt. Call	Baa3	472,784

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010, 5.000%, 12/01/18	No Opt. Call	A+	532,320

3,435	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,641,272

6,240	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 0.900%, 9/01/29 (Mandatory put 9/01/17)	No Opt. Call	A1	6,233,074

8,585	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 0.900%, 2/15/27 (Mandatory put 8/15/17)	No Opt. Call	A1	8,585,000

1,075	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	1,103,455

2,165	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.000%, 7/01/17	No Opt. Call	AA–	2,186,975

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,136,916

1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A–	1,540,770

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A+	3,932,241

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,665	5.000%, 1/15/18	No Opt. Call	Baa2	1,706,575
1,310	5.000%, 1/15/19	No Opt. Call	Baa2	1,379,993
1,235	5.000%, 1/15/20	No Opt. Call	Baa2	1,329,910

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	4,991,800

6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory put 6/01/20)	No Opt. Call	BBB	6,240,063

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	4,993,300

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	7,487,700

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, PIK, (6)	6/17 at 100.00	N/R	201,061

49	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, PIK, (6)	12/23 at 100.00	N/R	19,617

178	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$7,145	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	CCC+	$2,536,475

2,310	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	B	820,050

37,800	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.550%, 12/01/33 (Mandatory put 12/03/18)	No Opt. Call	A–	37,703,610

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
305	5.000%, 1/01/20	7/19 at 100.00	Aaa	331,715
335	5.000%, 7/01/20	7/19 at 100.00	Aaa	364,028
5,750	5.000%, 7/01/21	1/18 at 100.00	Aaa	5,934,575
23,940	5.000%, 1/01/22	7/17 at 100.00	Aaa	24,197,116

1,900	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2008A, 6.750%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	2,050,651

1,600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 1.250%, 11/01/41 (Mandatory put 10/31/17)	5/26 at 100.00	A	1,599,408

2,600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 1.350%, 5/01/34 (Mandatory put 4/30/18)	No Opt. Call	A–	2,600,026

6,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14, 1.500%, 11/01/31 (Mandatory put 5/01/18)	5/18 at 100.00	A	6,814,552

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,390	5.000%, 6/01/21	No Opt. Call	A3	2,685,547
15,000	5.000%, 6/01/22	No Opt. Call	A3	17,107,950
23,645	5.000%, 6/01/23	No Opt. Call	A3	27,180,637
12,485	5.000%, 6/01/24	No Opt. Call	A3	14,430,787
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,418,452
5,580	5.000%, 6/01/25	No Opt. Call	A3	6,452,154

17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	19,303,900

1,510	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2009A, 5.000%, 6/01/17	No Opt. Call	AA	1,520,374

	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016:
6,400	5.000%, 10/01/19	No Opt. Call	A	6,937,664
3,475	5.000%, 10/01/20	No Opt. Call	A	3,844,914
4,000	5.000%, 10/01/21	No Opt. Call	A	4,504,720

1,805	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,973,948

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D:
1,795	5.000%, 9/01/17	No Opt. Call	A+	1,819,663
1,525	5.000%, 9/01/18	No Opt. Call	A+	1,588,516

NUVEEN	179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
$1,120	4.000%, 12/01/18	No Opt. Call	A+	$1,170,120
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,505,390
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,677,903
1,675	5.000%, 12/01/21	No Opt. Call	A+	1,898,294
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,719,180

2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	N/R	1,864,854

1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	A–	1,259,463

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21 (Pre-refunded 3/15/19)	3/19 at 100.00	AA+ (4)	2,714,350
329,428	Total Pennsylvania			330,217,084

	Rhode Island – 0.1%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	BBB+	745,955
1,165	5.000%, 7/01/20	No Opt. Call	BBB+	1,264,060
1,360	5.000%, 7/01/21	No Opt. Call	BBB+	1,499,114

520	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C, 4.000%, 9/15/18	No Opt. Call	A+	542,043
3,745	Total Rhode Island			4,051,172

	South Carolina – 0.8%

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,875,243
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,716,222

	Greenwood Fifty School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Greenwood School District 50 Project, Series 2016:
1,000	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,045,400
1,745	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,901,945

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
900	5.000%, 12/01/18	No Opt. Call	A1	958,176
1,050	5.000%, 12/01/19	No Opt. Call	A1	1,140,699
600	5.000%, 12/01/20	No Opt. Call	A1	666,048

960	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,130,083

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,110,056
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,135,861

180	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
$1,450	5.250%, 8/01/24	8/23 at 100.00	BBB+	$1,653,000
2,850	5.250%, 8/01/25	8/23 at 100.00	BBB+	3,212,321
3,500	5.250%, 8/01/26	8/23 at 100.00	BBB+	3,903,830
2,000	5.000%, 8/01/27	8/23 at 100.00	BBB+	2,177,200

1,100	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	AA–	1,221,737

1,140	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	AA–	1,274,383

	Sumter Two School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
850	4.000%, 12/01/17 – BAM Insured	No Opt. Call	AA	865,912
1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,626,015
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,104,960
31,985	Total South Carolina			35,719,091

	South Dakota – 0.2%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A	1,597,554
770	3.000%, 11/01/18	No Opt. Call	A	790,767

415	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	461,542

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	427,340
320	4.000%, 11/01/20	No Opt. Call	A+	347,293
500	4.000%, 11/01/21	No Opt. Call	A+	547,780
650	5.000%, 11/01/24	No Opt. Call	A+	768,983

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	728,013
550	5.000%, 11/01/21	No Opt. Call	A+	629,244
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,313,727
6,965	Total South Dakota			7,612,243

	Tennessee – 0.6%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
710	4.000%, 12/01/20	No Opt. Call	AA+	772,459
740	4.000%, 12/01/21	No Opt. Call	AA+	815,968

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015:
2,190	4.000%, 9/01/19	No Opt. Call	AA	2,331,452
1,510	4.000%, 9/01/20	No Opt. Call	AA	1,635,058

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,090,729
2,500	5.000%, 1/01/20	No Opt. Call	A	2,715,750
1,500	4.000%, 1/01/21	No Opt. Call	A	1,610,640

NUVEEN	181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
$1,335	3.000%, 11/01/17	No Opt. Call	A	$1,347,175
250	3.000%, 11/01/18	No Opt. Call	A	255,303
1,070	4.000%, 11/01/19	No Opt. Call	A	1,128,572
810	4.000%, 11/01/20	No Opt. Call	A	863,411
500	4.000%, 11/01/21	No Opt. Call	A	537,735
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,142,157

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,615	5.000%, 7/01/21	No Opt. Call	A+	2,971,921
1,870	5.000%, 7/01/22	No Opt. Call	A+	2,156,334

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/18	No Opt. Call	A–	2,630,950

265	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	278,952

	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015:
1,680	3.000%, 6/01/18	No Opt. Call	AA–	1,719,161
1,100	4.000%, 6/01/19	No Opt. Call	AA–	1,162,623
1,260	4.000%, 6/01/20	No Opt. Call	AA–	1,357,511
26,465	Total Tennessee			28,523,861

	Texas – 5.0%

20,415	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	24,240,363

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	BBB+	1,152,944
1,430	5.000%, 1/01/22	No Opt. Call	BBB+	1,610,294
2,500	5.000%, 1/01/23	No Opt. Call	BBB+	2,852,850
3,560	5.000%, 1/01/24	No Opt. Call	BBB+	4,071,465

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,128,730
650	5.000%, 9/01/22	No Opt. Call	AA	742,677

10,000	Cypress-Fairbanks Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2016, 5.000%, 2/15/20	No Opt. Call	AAA	11,071,100

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	2,913,225
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,613,150

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,589,995

9,000	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2015A, 5.000%, 8/15/19	No Opt. Call	AA+	9,815,220

6,105	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,497,429

182	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
$700	5.000%, 11/15/19	No Opt. Call	A3	$758,569
575	5.000%, 11/15/20	No Opt. Call	A3	635,237
480	5.000%, 11/15/21	No Opt. Call	A3	537,744

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	13,447,151
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	10,098,395
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,140,963

2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,488,253

2,915	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,242,092

11,565	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	12,424,973

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
500	5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A1	528,535
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,085,850
1,000	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,111,150
1,000	5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,131,180
1,000	5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,143,870
1,455	5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A1	1,677,499
1,500	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A1	1,747,770

3,065	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B, 5.000%, 7/01/18	No Opt. Call	AA–	3,213,346

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
845	3.000%, 12/01/18	No Opt. Call	Ba2	844,713
1,510	4.000%, 12/01/21	No Opt. Call	Ba2	1,541,453

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,865,165
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,176,348
2,000	5.000%, 8/15/22	No Opt. Call	Aa2	2,315,940
5,610	5.000%, 8/15/23	8/22 at 100.00	Aa2	6,498,905

7,640	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	8,710,440

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,000	5.000%, 1/01/22	No Opt. Call	A1	4,576,200
4,945	5.000%, 1/01/23	No Opt. Call	A1	5,743,964
7,020	5.000%, 1/01/24	No Opt. Call	A1	8,232,073

15,060	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	17,082,257

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,128,045

NUVEEN	183

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Southmost College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2014A:
$2,485	5.000%, 2/15/18	No Opt. Call	AA–	$2,572,571
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,735,949
2,745	5.000%, 2/15/20	No Opt. Call	AA–	3,012,445

2,695	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	2,751,164

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
6,815	5.250%, 11/01/18	11/17 at 100.00	BBB–	6,845,122
7,550	5.250%, 11/01/20	11/17 at 100.00	BBB–	7,568,271

2,720	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 3.000%, 8/15/17	No Opt. Call	A	2,734,688
206,990	Total Texas			231,647,732

	Utah – 0.2%

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	2,057,460

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
500	5.000%, 9/01/17	No Opt. Call	A	508,085
515	5.000%, 9/01/18	No Opt. Call	A	541,306
1,250	5.000%, 9/01/19	No Opt. Call	A	1,352,075
1,090	5.000%, 9/01/20	No Opt. Call	A	1,202,248
2,065	5.000%, 9/01/21	No Opt. Call	A	2,321,514
7,420	Total Utah			7,982,688

	Vermont – 0.0%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A:
500	3.000%, 12/01/17	No Opt. Call	A–	506,465
700	3.000%, 12/01/18	No Opt. Call	A–	719,411
725	4.000%, 12/01/19	No Opt. Call	A–	771,893
1,925	Total Vermont			1,997,769

	Virginia – 1.0%

10,540	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41	No Opt. Call	A2	10,655,624

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,089,400

6,480	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory put 5/16/19)	No Opt. Call	A2	6,538,514

1,680	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+	1,670,138

184	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
$1,000	5.000%, 10/01/17	No Opt. Call	A	$1,019,060
1,000	5.000%, 10/01/18	No Opt. Call	A	1,053,170
1,000	5.000%, 10/01/19	No Opt. Call	A	1,083,630

10,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	10,089,800

11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	11,950,193

2,770	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,798,476
47,460	Total Virginia			47,948,005

	Washington – 2.7%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	11,841,300

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	6,042,550

	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A	7,436,025
7,285	5.000%, 12/01/24	No Opt. Call	A	8,382,704

	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B:
2,010	5.000%, 3/01/19	No Opt. Call	AA–	2,155,243
1,005	5.000%, 3/01/20	No Opt. Call	AA–	1,107,540

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,167,518
1,510	5.000%, 12/01/20	No Opt. Call	A+	1,684,269
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,383,293

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,247,470

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A	1,677,315
3,730	5.000%, 1/01/22	No Opt. Call	A	4,234,557
1,950	5.000%, 1/01/24	No Opt. Call	A	2,264,145
1,310	5.000%, 1/01/25	No Opt. Call	A	1,534,351

1,060	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,211,050

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	10,949,000

10,805	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	12,295,550

2,600	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	2,603,094

NUVEEN	185

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2008, 2.125%, 6/01/20	6/19 at 100.00	A–	$6,037,620

5,645	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21	7/17 at 100.00	N/R	5,447,256

20,125	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	23,085,790

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	9,155,805
112,930	Total Washington			125,943,445

	West Virginia – 0.7%

6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	A–	6,212,298

4,550	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,352,712

10,590	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40	No Opt. Call	A–	10,604,720

6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	6,613,329

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,174,469

260	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	270,049

2,480	West Virginia University, Revenue Bonds, West Virginia University Projects, Series 2000A, 0.000%, 4/01/17 – AMBAC Insured	No Opt. Call	Aa3	2,480,000
31,875	Total West Virginia			31,707,577

	Wisconsin – 1.7%

5,145	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	5,108,573

950	Wisconsin Health & Educational Facilities Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	Aa3	1,041,419

7,730	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-5, 1.375%, 11/15/38 (Mandatory put 12/03/19)	No Opt. Call	AA+	7,691,737

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,080,700

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A+	5,055,000
5,000	5.000%, 7/15/18	No Opt. Call	A+	5,226,550
5,680	5.000%, 7/15/19	No Opt. Call	A+	6,107,306

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	3,131,548

186	NUVEEN

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B:
$675	4.000%, 8/15/17		No Opt. Call	AA–	$682,803
1,525	5.000%, 8/15/18		No Opt. Call	AA–	1,606,405

6,285	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22		No Opt. Call	AA–	7,311,466

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,555	5.000%, 12/01/17		No Opt. Call	AA–	1,592,693
1,635	5.000%, 12/01/18		No Opt. Call	AA–	1,727,312
1,710	5.000%, 12/01/19		No Opt. Call	AA–	1,854,820

3,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19		No Opt. Call	A3	3,586,415

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
750	5.000%, 8/15/18 (ETM)		No Opt. Call	N/R (4)	791,438
325	5.000%, 8/15/20 (ETM)		No Opt. Call	N/R (4)	364,692
1,480	5.000%, 8/15/21 (ETM)		No Opt. Call	N/R (4)	1,701,127

55	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/23 (Pre-refunded 8/15/22)		8/22 at 100.00	N/R (4)	64,424

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,230	5.250%, 5/01/20		5/19 at 100.00	AA–	7,865,083
35	5.375%, 5/01/25		5/19 at 100.00	AA–	38,073
2,550	5.750%, 5/01/29		5/19 at 100.00	AA–	2,787,992

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
5	5.375%, 5/01/25 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (4)	5,441
280	5.750%, 5/01/29 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (4)	306,824

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	5,426,250
675	5.000%, 7/01/22 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	732,544
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	1,920,893

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25		7/24 at 100.00	A1	785,763
1,000	5.000%, 7/01/26		7/24 at 100.00	A1	1,163,380
725	5.000%, 7/01/27		7/24 at 100.00	A1	838,245
74,785	Total Wisconsin				79,596,916
$4,281,871	Total Municipal Bonds (cost $4,503,199,668)				4,494,903,366

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$132	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$79,357

35	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	17,320
$167	Total Corporate Bonds (cost $14,944)				96,677

NUVEEN	187

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Shares	Description (1), (10)			Value

	INVESTMENT COMPANIES – 0.7%

5,150,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs			$5,150,721

15,000,000	Eaton Vance Municipal Income Trust			15,001,950

14,450,000	Eaton Vance Pennsylvania Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs			14,452,023
	Total Investment Companies (cost $34,600,000)			34,604,694
	Total Long-Term Investments (cost $4,537,814,612)			4,529,604,737

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	National – 0.0%

$400	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 1.490%, 11/15/17	No Opt. Call	A+	$399,299

	Florida – 0.2%

10,000	Florida State Turnpike Authority, Variable Rate Demand Obligations, Turnpike Revenue Bonds, Tender Option Bond Floater 2008-2539, Department of Transportation, 0.940%, 07/01/32 (9)	7/17 at 101.00	VMIG-1	10,000,000

	Kentucky – 0.1%

3,090	Trimble County, Kentucky, Variable Rate Demand Obligation, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax) (9)	No Opt. Call	A1	3,090,000

	Pennsylvania – 0.1%

3,655	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Variable Rate Demand Obligations, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Series 2005A, 0.950%, 2/15/21 (9)	6/17 at 100.00	VMIG-1	3,655,000
$34,205	Total Short-Term Investments (cost $17,144,635)			17,144,299
	Total Investments (cost $4,554,959,247) – 98.8%			4,546,749,036
	Other Assets Less Liabilities – 1.2%			55,578,170
	Net Assets – 100%			$4,602,327,206

188	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provision are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

PIK	All or portion of this security is payment-in-kind.

See accompanying notes to financial statements.

NUVEEN	189

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.4%

	MUNICIPAL BONDS – 95.1%

	Alabama – 0.2%

$1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A1	$1,003,920

	Alaska – 0.9%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
2,535	5.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	Baa2	2,676,326
1,660	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,791,638

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,495,894

35	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/17 at 100.00	Ba2	35,153
5,580	Total Alaska			5,999,011

	Arizona – 4.8%

2,400	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	2,554,440

660	Creighton Elementary School District 14, Maricopa County, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	676,348

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,650,910

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	3.000%, 7/01/18	No Opt. Call	Aa1	1,539,240
1,775	4.000%, 7/01/19	No Opt. Call	Aa1	1,890,286

450	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 4.000%, 7/01/17	No Opt. Call	AA	453,573

1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/20	No Opt. Call	AA–	1,647,285

1,100	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2014, 2.000%, 7/01/18	No Opt. Call	AA–	1,113,761

6,245	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	6,310,135

1,370	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2014, 5.000%, 6/01/18	No Opt. Call	AA+	1,435,376

1,260	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 2.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	1,275,611

3,195	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014, 3.000%, 8/01/19	No Opt. Call	AA	3,318,742

1,195	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/18	No Opt. Call	AA+	1,259,602

190	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	BBB+	$1,326,876

1,070	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	1,123,018

1,325	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/15/18	No Opt. Call	A1	1,373,031

455	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	471,908

500	Yuma County Elementary School District 1, Arizona, General Obligation Bonds, School Improvement Project 2014, Series 2015A, 4.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	517,630

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	894,856
29,575	Total Arizona			30,832,628

	Arkansas – 0.8%

3,280	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	3,511,240

1,535	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/19	No Opt. Call	Aa2	1,680,702
4,815	Total Arkansas			5,191,942

	California – 4.3%

2,095	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	2,140,294

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
695	5.000%, 8/01/19	No Opt. Call	BBB	739,341
550	5.000%, 8/01/20	No Opt. Call	BBB	595,017

2,875	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Substance Abuse Treatment Facility & Corcoran II State Prison, Series 2014G, 5.000%, 1/01/20	No Opt. Call	A+	3,166,324

1,020	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014C, 2.500%, 8/01/20	6/17 at 100.00	AA–	1,022,275

175	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014D, 4.750%, 8/01/20	6/17 at 100.00	N/R	175,077

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A	1,385,475

2,135	Cathedral City Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Area, Series 2014A, 4.000%, 8/01/17	No Opt. Call	BBB+	2,156,563

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Senior Lien Series 2013A, 4.000%, 9/01/17	No Opt. Call	A–	506,285

475	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014, 4.000%, 9/01/17	No Opt. Call	N/R	480,648

4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Revenue Bonds, Series 2017A-1, 5.000%, 6/01/21 (WI/DD, Settling 4/13/17)	No Opt. Call	BBB+	4,502,480

NUVEEN	191

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22 (WI/DD, Settling 4/06/17)	No Opt. Call	Aa1	$2,691,149

360	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013, 3.000%, 10/01/17	No Opt. Call	A	363,607

940	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 9/01/17 – BAM Insured	No Opt. Call	AA	951,816

275	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	N/R	284,531

510	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	534,766

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	439,954

350	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013, 4.000%, 3/01/18	No Opt. Call	AA–	359,383

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A–	1,139,660

200	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/17	No Opt. Call	A–	202,740

600	Santa Cruz County Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014, 5.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	633,666

815	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Refunding Series 2014A, 4.000%, 8/15/17	No Opt. Call	BBB+	823,020

970	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Anticipation Notes Series 2014A, 0.000%, 1/01/18 (ETM)	No Opt. Call	SP-1+ (4)	963,918

280	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Refunding Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	291,189

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A+	1,046,444

260	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	270,868
26,840	Total California			27,866,490

	Colorado – 3.3%

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A:
1,100	5.000%, 12/01/19	No Opt. Call	Aa2	1,211,595
1,400	5.000%, 12/01/20	No Opt. Call	Aa2	1,582,518

40	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 2.250%, 7/15/17	No Opt. Call	A	40,127

300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 3.000%, 8/15/17	No Opt. Call	A	302,040

192	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014:
$375	3.000%, 12/01/17	No Opt. Call	A	$379,369
250	3.000%, 12/01/18	No Opt. Call	A	256,292

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A	244,769

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A	499,192

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19	No Opt. Call	Baa2	1,804,450

625	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	649,175

2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory put 11/06/19)	No Opt. Call	BBB+	2,045,704

450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 4.000%, 1/01/19	No Opt. Call	N/R	457,947

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
300	3.000%, 6/01/18	No Opt. Call	A–	305,478
600	4.000%, 6/01/19	No Opt. Call	A–	629,094

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	379,384

155	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	156,679

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,842,069

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	565,506

375	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/17	No Opt. Call	A	384,319

1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,071,420

375	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	373,380

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
225	5.000%, 12/01/17	No Opt. Call	N/R	228,883
100	5.000%, 12/01/19	No Opt. Call	N/R	105,958

800	Jefferson County School District R-1, Colorado, Certificates of Participation, Jefferson County School Finance Corporation, Series 2016, 3.000%, 12/15/19	No Opt. Call	Aa3	832,272

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	N/R	1,117,865

510	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B, 3.000%, 12/01/17	No Opt. Call	A	516,834

NUVEEN	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,365	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-1, 4.000%, 11/15/47 (Mandatory put 3/01/20)	9/19 at 100.00	AA–	$1,446,914

1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20 – AGM Insured	No Opt. Call	AA	1,722,214
20,020	Total Colorado			21,151,447

	Connecticut – 0.3%

1,795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	1,799,739

	Florida – 2.3%

600	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 4.000%, 11/15/17	No Opt. Call	BBB	607,896

425	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/18	No Opt. Call	A	440,597

1,240	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 1.750%, 5/01/17	No Opt. Call	BBB	1,239,479

770	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2014B, 4.000%, 4/01/17	No Opt. Call	A–	770,000

1,195	Lee County, Florida, Transportation Facilities Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,264,238

1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	N/R	1,125,656

1,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 3.000%, 12/01/17	No Opt. Call	BBB+	1,012,330

3,505	Saint Johns County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2015, 5.000%, 7/01/18	No Opt. Call	Aa3	3,680,916

1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,133,590

265	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 4.000%, 7/01/17	No Opt. Call	A–	266,948

1,720	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18	No Opt. Call	A–	1,776,708

1,450	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/18	No Opt. Call	Baa1	1,527,488
14,205	Total Florida			14,845,846

	Georgia – 1.0%

1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,672,680

525	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant Project, Fifth Series 1995, 1.375%, 10/01/32 (Mandatory put 4/04/17)	No Opt. Call	A+	525,016

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
529	5.500%, 7/15/23	7/21 at 100.00	N/R	529,363
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,035,766
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,137,091

194	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.700%, 6/01/49 (Mandatory put 6/21/17)	No Opt. Call	A2	$1,001,280

225	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 4.000%, 10/01/18	No Opt. Call	Baa2	232,105
5,950	Total Georgia			6,133,301

	Hawaii – 1.0%

3,000	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/21	No Opt. Call	AA+	3,458,760

3,000	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2009A, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	3,233,010
6,000	Total Hawaii			6,691,770

	Idaho – 0.5%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
800	4.000%, 9/01/19	No Opt. Call	BB+	820,288
1,565	4.000%, 9/01/20	No Opt. Call	BB+	1,612,858
630	5.000%, 9/01/21	No Opt. Call	BB+	677,823
2,995	Total Idaho			3,110,969

	Illinois – 5.9%

1,390	Arlington Heights, Illinois, General Obligation Bonds, Series 2014, 3.000%, 12/01/18	No Opt. Call	Aa1	1,435,661

530	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	AA–	475,235

6,100	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2015, 5.000%, 6/01/18	No Opt. Call	A	6,334,301

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
1,840	5.000%, 1/01/19	No Opt. Call	A	1,962,673
445	5.000%, 1/01/20	No Opt. Call	A	488,187

160	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20	No Opt. Call	N/R	160,435

2,145	Illinois Finance Authority, National Rural Utilities Cooperative Finance Corporation Guaranteed Solid Waste Disposal Revenue Bonds, Prairie Power, Inc. Project, Series 2008A, 1.300%, 7/01/42 (Mandatory put 5/08/17)	No Opt. Call	A	2,145,021

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,011,700
500	5.000%, 10/01/19	No Opt. Call	BBB	534,815

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB	364,269

225	Illinois Finance Authority, Revenue Bonds, DePaul University, Refunding Series 2013, 5.000%, 10/01/17	No Opt. Call	A	229,592

220	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	226,296

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,220,991

NUVEEN	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	$1,248,560

1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,090,800

5,330	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,630,825

3,065	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,236,150

2,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/17	No Opt. Call	BBB	2,005,900

2,280	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/17	No Opt. Call	BBB	2,305,718

2,845	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	2,923,351

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
505	3.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	510,974
535	3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	545,657

1,705	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2014A, 4.000%, 6/01/18	No Opt. Call	AA	1,765,033
36,450	Total Illinois			37,852,144

	Indiana – 3.1%

1,045	Greater Clark County School Building Corporation, Jeffersonville, Indiana, First Mortgage Bonds, Refunding Series 2014B, 5.000%, 7/15/18	No Opt. Call	AA+	1,098,285

1,165	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/18 (ETM)	No Opt. Call	N/R (4)	1,208,536

920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA	964,758

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	460,874

1,045	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 2.000%, 11/01/27 (Mandatory put 8/01/17)	No Opt. Call	AA+	1,048,156

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2001A-2, 4.000%, 11/15/36 (Mandatory put 3/01/19)	No Opt. Call	AA+	3,153,030

5,335	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	5,610,553

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 1.750%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	A–	6,020,340
18,945	Total Indiana			19,564,532

	Iowa – 1.1%

2,520	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,804,634

145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	146,921

125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	127,282

1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	1,173,091

196	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	$1,221,869

1,090	West Des Moines Community School District, Polk and Dallas Counties, Iowa, School Infrastructure Sales, Services, and Use Tax Bonds, Series 2014, 2.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	1,103,233

700	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 3.000%, 12/01/19	No Opt. Call	BBB+	720,097
6,845	Total Iowa			7,297,127

	Kansas – 0.1%

500	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	520,895

	Kentucky – 2.3%

2,345	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	2,364,792

10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	11,131,800

1,155	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	BBB+	1,213,697
13,500	Total Kentucky			14,710,289

	Louisiana – 2.0%

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	700,308

1,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	2,038,921

500	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	506,765

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,295	5.000%, 6/01/18	No Opt. Call	A1	1,351,721
1,800	5.000%, 6/01/19	No Opt. Call	A1	1,936,638
505	5.000%, 6/01/20	No Opt. Call	A1	556,096

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
360	3.000%, 5/15/18	No Opt. Call	A–	366,908
595	4.000%, 5/15/19	No Opt. Call	A–	625,892

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	AA–	2,450,471
2,250	5.000%, 7/01/20	No Opt. Call	AA–	2,475,495
12,220	Total Louisiana			13,009,215

	Maine – 0.1%

535	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 3.000%, 7/01/17	No Opt. Call	BBB+	537,670

NUVEEN	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.3%

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
$850	5.000%, 7/01/18	No Opt. Call	BBB	$890,808
915	5.000%, 7/01/19	No Opt. Call	BBB	988,959
1,765	Total Maryland			1,879,767

	Massachusetts – 1.0%

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	BBB+	795,166

1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	1,630,522

	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014:
1,500	4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,526,130
1,255	3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,278,632

1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2005-11, 5.250%, 8/01/18	No Opt. Call	AAA	1,057,710
6,020	Total Massachusetts			6,288,160

	Michigan – 2.2%

	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II:
250	2.000%, 5/01/17	No Opt. Call	Aa1	250,247
750	5.000%, 5/01/18	No Opt. Call	Aa1	782,017

1,210	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 4.000%, 8/01/18	No Opt. Call	A1	1,254,685

2,115	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/18	No Opt. Call	AA–	2,251,291

1,790	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	1,805,752

1,025	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 1.400%, 11/15/47 (Mandatory put 6/29/18)	No Opt. Call	AA+	1,026,896

1,515	Michigan State Trunk Line Fund Refunding Bonds, Series 2014, 5.000%, 11/15/18	No Opt. Call	AA+	1,614,096

1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	1,131,690

	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 7/01/19	No Opt. Call	A1	1,430,563
1,000	5.000%, 7/01/20	No Opt. Call	A1	1,105,560

1,000	Saint Joseph Public Schools, Berrien County, Michigan, General Obligation Bonds, Refunding Series 2015, 5.000%, 5/01/18	No Opt. Call	AA–	1,042,690

690	Western Michigan University, General Revenue Bonds, Refunding Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	707,554
13,670	Total Michigan			14,403,041

198	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 10.6%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
$100	1.700%, 8/01/17	No Opt. Call	BB+	$99,644
150	3.000%, 8/01/18	No Opt. Call	BB+	149,997
240	3.000%, 8/01/22	No Opt. Call	BB+	230,959

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
360	3.000%, 12/01/17	No Opt. Call	AA	364,392
365	3.000%, 12/01/18	No Opt. Call	AA	375,019
380	3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	397,803

	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
635	3.000%, 3/01/19	No Opt. Call	N/R	640,956
745	3.000%, 3/01/20	No Opt. Call	N/R	753,411

135	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015, 2.000%, 1/01/18	No Opt. Call	N/R	135,089

805	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21	No Opt. Call	N/R	783,740

440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	445,192

1,200	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2016A, 3.000%, 2/01/20	No Opt. Call	Aa2	1,248,936

1,670	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	1,645,100

2,090	Hopkins Independent School District 270, Hennepin County, Minnesota, General Obligation Bonds, Crossover Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	2,309,095

	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015:
370	4.000%, 9/01/17	No Opt. Call	Baa1	374,729
300	4.000%, 9/01/18	No Opt. Call	Baa1	311,214

2,985	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	3,086,042

2,055	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2016B, 5.000%, 2/01/20	No Opt. Call	AA+	2,272,255

2,250	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/20	No Opt. Call	AA+	2,487,870

1,145	Minneapolis, Minnesota, Muli-Family Housing Revenue Bonds, Plymouth Stevens House Limited Partnership Project, Series 2016B, 2.000%, 12/01/17	6/17 at 100.00	N/R	1,145,114

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17 (ETM)	No Opt. Call	N/R (4)	2,535,150

280	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 2.350%, 3/01/18	No Opt. Call	N/R	279,348

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
460	2.400%, 3/01/18	No Opt. Call	N/R	457,930
605	3.000%, 3/01/20	No Opt. Call	N/R	599,392

600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	617,142

NUVEEN	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
$350	4.000%, 1/01/20	No Opt. Call	AA–	$375,049
200	4.000%, 1/01/21	No Opt. Call	AA–	218,086

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C:
215	1.550%, 5/01/17	No Opt. Call	Baa3	214,972
300	2.000%, 5/01/18	No Opt. Call	Baa3	299,742

1,065	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R, 5.500%, 5/01/17	No Opt. Call	N/R	1,067,034

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	485,858

2,055	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/18	No Opt. Call	A3	2,170,265

1,140	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 4.000%, 10/01/17	No Opt. Call	A2	1,157,647

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C:
230	1.050%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA+	230,055
710	1.400%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	711,136

2,210	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2010C, 5.000%, 3/01/21 (Pre-refunded 3/01/20)	3/20 at 100.00	AAA	2,448,415

3,635	Minnesota State, General Obligation Bonds, Various Purpose Refunding Series 2013F, 5.000%, 10/01/18	No Opt. Call	AAA	3,854,590

2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,542,649

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
1,910	5.000%, 12/01/18	No Opt. Call	Baa1	2,007,754
2,020	5.000%, 12/01/19	No Opt. Call	Baa1	2,171,157

3,410	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA	3,515,539

220	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 3.000%, 12/01/17	No Opt. Call	BBB–	220,530

990	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011B, 4.000%, 11/15/38 (Mandatory put 11/15/18)	No Opt. Call	AA	1,035,540

8,945	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011C, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	10,048,455

1,295	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	1,432,671

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	B–	276,633

2,590	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,855,656

155	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	153,889

1,555	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/20	No Opt. Call	AA+	1,718,928

200	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	$118,109

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,365	5.000%, 11/15/18	No Opt. Call	BBB–	1,441,153
1,330	5.000%, 11/15/19	No Opt. Call	BBB–	1,442,159
63,860	Total Minnesota			67,959,190

	Mississippi – 0.2%

1,000	Mississippi Development Bank, Special Obligation Bonds, Municipal Energy Agency of Mississippi, Power Supply Project, Refunding Series 2015A, 5.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	1,064,320

	Missouri – 4.5%

1,740	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/18	No Opt. Call	AA+	1,843,495

1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012, 4.000%, 8/01/17	No Opt. Call	A	1,009,870

	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014:
200	3.000%, 4/01/17 – BAM Insured	No Opt. Call	AA	200,000
300	3.000%, 4/01/18 – BAM Insured	No Opt. Call	AA	305,022

1,250	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	1,242,550

180	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/35 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	184,511

520	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	503,500

1,000	Jackson County, Missouri, Special Obligation Bonds, Rirr Right of Way Project, Series 2016, 5.000%, 12/01/20	No Opt. Call	A1	1,122,610

1,245	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A1	1,363,885

110	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	110,328

1,000	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 3.000%, 3/01/18	No Opt. Call	N/R	1,009,490

1,250	Kansas City, Missouri, Airport Revenue Bonds, Refunding General Improvement Series 2013A, 5.000%, 9/01/17	No Opt. Call	A+	1,271,587

1,300	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA–	1,443,988

4,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 1992, 1.250%, 7/01/17	No Opt. Call	A	4,003,960

995	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.000%, 5/01/17	No Opt. Call	BBB+	997,935

285	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 4.000%, 2/01/18	No Opt. Call	BBB+	291,421

NUVEEN	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 4.000%, 2/01/20	No Opt. Call	N/R	$1,058,150

1,435	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 4.000%, 4/01/17	No Opt. Call	A2	1,435,000

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
780	2.500%, 5/01/18	No Opt. Call	N/R	783,783
775	2.750%, 5/01/19	No Opt. Call	N/R	782,626
500	3.000%, 5/01/20	No Opt. Call	N/R	506,825
300	3.250%, 5/01/21	No Opt. Call	N/R	304,605

310	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 3.000%, 5/01/17	No Opt. Call	N/R	310,012

1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA	1,147,810

640	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 4.000%, 11/15/20	No Opt. Call	N/R	656,339

295	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Refunding Series 2015, 3.000%, 11/01/22	No Opt. Call	N/R	290,755

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	547,437

435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	439,259

1,135	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	1,196,222

195	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	6/17 at 100.00	N/R	195,166

530	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/17	No Opt. Call	A–	537,987

1,525	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	9/17 at 100.00	A–	1,533,738
27,760	Total Missouri			28,629,866

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,856,650

	Nebraska – 1.6%

690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	775,332

6,380	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	Aa3	6,968,491

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,047,260

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,268,975
9,305	Total Nebraska			10,060,058

202	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada – 2.7%

$5,240	Clark County, Nevada, Airport Revenue Bonds, Junior Lien Series 2014B, 5.000%, 7/01/18	No Opt. Call	A+	$5,502,996

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (WI/DD, Settling 4/25/17) (Alternative Minimum Tax)	No Opt. Call	Aa3	2,212,160

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,185	3.000%, 9/01/18	No Opt. Call	N/R	1,191,162
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,956,150
1,040	2.000%, 9/01/21	No Opt. Call	N/R	991,078

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014:
1,490	4.000%, 11/01/17	No Opt. Call	N/R	1,509,891
1,045	4.000%, 11/01/18	No Opt. Call	N/R	1,077,698

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,078,520

1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	2,030,361
16,760	Total Nevada			17,550,016

	New Hampshire – 0.2%

1,030	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc., Refunding Series 2014A, 4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,047,943

	New Jersey – 4.2%

1,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/18	No Opt. Call	BBB+	1,031,420

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,665,518
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,775,789
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,489,733

1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A, 5.000%, 7/01/17	No Opt. Call	Baa2	1,109,372

2,585	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 5.000%, 7/01/19	No Opt. Call	AA–	2,798,159

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	Baa2	2,155,180

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 4.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	2,029,180

	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
1,575	5.000%, 9/15/17	No Opt. Call	A	1,601,429
2,000	5.000%, 9/15/18	No Opt. Call	A	2,082,040

4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,654,836

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	3,236,214

NUVEEN	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$935	4.500%, 6/01/23	6/17 at 100.00	BBB+	$946,594
110	4.625%, 6/01/26	6/17 at 100.00	BBB	110,105
25,350	Total New Jersey			26,685,569

	New Mexico – 0.9%

5,130	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	5,552,404

	New York – 8.0%

1,135	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/18	No Opt. Call	BBB+	1,187,028

380	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	380,931

5,000	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013D, 1.350%, 11/01/31 (Mandatory put 11/01/17)	No Opt. Call	AA–	5,005,200

1,375	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2015, 5.000%, 7/01/18	No Opt. Call	A–	1,439,955

1,435	Dormitory Authority of the State of New York, School Districts Financing Program Revenue Bonds, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,521,459

4,015	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,310,143

575	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 3.000%, 7/01/17	No Opt. Call	A–	577,772

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	2,126,860

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,106,660

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory put 5/01/20)	No Opt. Call	A–	1,758,364

1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,114,468

5,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/19 (Alternative Minimum Tax)	No Opt. Call	BB–	5,193,250

620	Niagara Falls, New York, General Obligation Bonds, Series 2014, 2.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	623,887

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,356,280

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Seventh Series 2016, 5.000%, 11/15/19 (Alternative Minimum Tax)	No Opt. Call	AA–	5,470,600

3,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	3,594,885

204	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$635	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/18	No Opt. Call	A–	$664,108

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A3	1,993,195

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
3,055	4.000%, 6/01/19	No Opt. Call	A	3,202,465
1,225	5.000%, 6/01/20	No Opt. Call	A	1,341,338
48,555	Total New York			50,968,848

	North Carolina – 0.8%

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,195	4.000%, 10/01/19	No Opt. Call	A3	2,331,639
2,250	4.000%, 10/01/20	No Opt. Call	A3	2,424,713

700	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 4.000%, 10/01/19	No Opt. Call	N/R	719,292
5,145	Total North Carolina			5,475,644

	North Dakota – 0.5%

3,000	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 5.250%, 11/01/18	No Opt. Call	A+	3,194,160

	Ohio – 0.6%

1,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.000%, 11/15/19	No Opt. Call	A–	1,075,520

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	243,175

350	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	353,693

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18 (ETM)	No Opt. Call	A3 (4)	1,044,210

1,230	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,287,134
4,265	Total Ohio			4,003,732

	Oklahoma – 1.9%

1,000	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012, 4.000%, 9/01/18	No Opt. Call	A+	1,041,650

2,765	Canadian County Independent School District 69, Mustang, Oklahoma, General Obligation Bond, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,796,162

1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,110,234

1,070	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A, 5.000%, 8/15/18	No Opt. Call	AA–	1,129,235

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B:
550	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	552,789
860	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	885,852
1,000	5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,093,510

NUVEEN	205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A:
$525	4.000%, 6/01/17 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	$527,662
1,200	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,236,072

2,000	Tulsa County Independent School District 11 Owasso, Oklahoma, General Obligation Bonds, Combined Purpose Series 2014, 2.000%, 6/01/18	No Opt. Call	AA–	2,023,480
11,975	Total Oklahoma			12,396,646

	Oregon – 0.4%

2,295	Multnomah County School District 1J, Portland, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/20	No Opt. Call	Aa1	2,565,099

	Pennsylvania – 3.8%

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,150,056

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 4.000%, 12/01/18	No Opt. Call	N/R	522,080

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014:
300	2.000%, 7/01/17	No Opt. Call	BBB–	299,985
500	2.250%, 7/01/18	No Opt. Call	BBB–	500,420

350	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013, 3.000%, 12/15/17	No Opt. Call	AA	354,701

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
185	4.000%, 6/01/17	No Opt. Call	Ba1	184,819
250	4.000%, 6/01/18	No Opt. Call	Ba1	251,695

1,000	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.000%, 5/01/18	No Opt. Call	BBB	1,026,860

1,000	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Libor Index Rate Mode, Series 2014A, 1.076%, 5/01/25 (Mandatory put 5/01/18) (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	991,930

640	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Lock Haven University Foundation Student Housing Project, Refunding Series 2013A, 3.000%, 7/01/17	No Opt. Call	BBB–	640,538

825	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.000%, 7/15/17	No Opt. Call	A–	834,224

400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2014, 4.000%, 7/15/17	No Opt. Call	A–	402,748

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,668,865

1,350	Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Bonds, Refunding Series 2014B, 4.000%, 10/01/17	No Opt. Call	A+	1,370,115

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
620	4.000%, 12/01/18	No Opt. Call	A+	647,745
1,515	5.000%, 12/01/19	No Opt. Call	A+	1,650,290

1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	1,326,995

206	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,760	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	$2,923,088

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	AA–	690,912

430	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	Aa3	449,415

	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2:
1,105	3.000%, 10/01/17	No Opt. Call	AA	1,115,221
1,255	4.000%, 10/01/18	No Opt. Call	AA	1,303,267
23,055	Total Pennsylvania			24,305,969

	Rhode Island – 1.0%

1,535	Rhode Island Commerce Corporation, Grant Anticipation Bonds, Rhode Island Department of Transportation, Refunding Series 2016A, 5.000%, 6/15/20	No Opt. Call	AA–	1,694,717

1,020	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Auxiliary Enterprise, Refunding Series 2013D, 5.000%, 9/15/17	No Opt. Call	A1	1,039,135

555	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Board of Education Educational & General, Refunding Series 2013B, 3.000%, 9/15/17	No Opt. Call	Aa3	560,378

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B:
675	5.000%, 9/15/19	No Opt. Call	A+	733,010
375	5.000%, 9/15/20	No Opt. Call	A+	416,903

1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,655,433
5,685	Total Rhode Island			6,099,576

	South Dakota – 0.7%

1,515	Sioux Falls School District 49-5, Minnehaha and Lincoln Counties, South Dakota, General Obligation Bonds, Refunding Certificate Series 2012, 4.000%, 1/01/18	No Opt. Call	AA–	1,550,587

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
300	2.650%, 11/01/20	No Opt. Call	N/R	296,367
200	3.000%, 11/01/21	No Opt. Call	N/R	196,056

525	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 3.000%, 11/01/18	No Opt. Call	A+	540,493

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	530,430

1,050	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,054,431
4,075	Total South Dakota			4,168,364

	Tennessee – 0.6%

1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A	1,109,750

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,421,270

NUVEEN	207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 1.500%, 8/01/31 (Mandatory put 8/01/17) (Alternative Minimum Tax)	6/17 at 102.00	A–	$1,499,820
3,790	Total Tennessee			4,030,840

	Texas – 8.2%

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	6,329,237

1,000	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	AA	1,041,650

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,613,526

3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2010A, 5.000%, 6/01/19	No Opt. Call	A+	3,237,660

800	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/17	No Opt. Call	Baa3	804,608

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
590	4.000%, 11/15/17	No Opt. Call	A3	600,272
2,415	4.000%, 11/15/18	No Opt. Call	A3	2,511,576

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,111,430

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,566,049

5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,494,750

410	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	432,111

500	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/18	No Opt. Call	AA–	526,315

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017:
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,085,850
1,500	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,666,725

4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,966,707

1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,132,590

375	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	Ba2	374,873

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
345	2.000%, 11/15/19	No Opt. Call	N/R	337,562
615	4.000%, 11/15/21	No Opt. Call	N/R	632,730

208	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

$125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	$128,090
325	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	339,086

1,500	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 5.000%, 12/15/20	No Opt. Call	AA–	1,687,185

1,425	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A, 4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,487,173

2,605	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,808,945

	Texas State University System, Financing Revenue Bonds, Refunding Series 2017A:
3,000	5.000%, 3/15/19	No Opt. Call	Aa2	3,226,320
2,000	5.000%, 3/15/20	No Opt. Call	Aa2	2,214,940

2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,820,050

1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,134,970
48,015	Total Texas			52,312,980

	Utah – 0.7%

2,870	Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Subordinate Lien Refunding Series 2014, 5.000%, 7/01/18	No Opt. Call	AA–	3,012,955

	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Refunding Series 2016:
660	2.000%, 2/01/19 – AGM Insured	No Opt. Call	AA	667,550
575	3.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	597,632
4,105	Total Utah			4,278,137

	Vermont – 0.5%

2,915	Vermont Student Assistance Corporation, Education Student Loan Revenue Notes Series 2012A, 2.550%, 6/15/18 (Alternative Minimum Tax)	No Opt. Call	A	2,931,353

	Virginia – 0.7%

2,620	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.000%, 6/15/17	No Opt. Call	Baa1	2,636,873

425	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+	422,505

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	1,156,149
4,205	Total Virginia			4,215,527

	Washington – 2.4%

4,185	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa1	4,398,268

NUVEEN	209

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
$200	3.000%, 12/01/19	No Opt. Call	A1	$207,686
200	4.000%, 12/01/20	No Opt. Call	A1	215,922
225	4.000%, 12/01/21	No Opt. Call	A1	245,558

860	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A, 3.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	869,013

1,500	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/19 (Alternative Minimum Tax)	No Opt. Call	AA–	1,612,620

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
1,425	4.000%, 12/01/17	No Opt. Call	Baa2	1,445,492
610	5.000%, 12/01/18	No Opt. Call	Baa2	639,250

1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,887,216

470	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	A+	498,426

1,400	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	1,401,666

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	Baa1	547,600

500	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 5.000%, 1/01/18 (ETM)	No Opt. Call	A (4)	515,435

1,045	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Refunding Series R-2012D, 5.000%, 7/01/18	No Opt. Call	AA+	1,098,389
14,895	Total Washington			15,582,541

	West Virginia – 0.1%

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	977,580

	Wisconsin – 1.5%

2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	2,834,787

655	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B-1, 1.250%, 8/15/25 (Mandatory put 8/15/17)	8/17 at 100.00	A+	654,993

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	545,852

610	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/17	No Opt. Call	A–	610,000

820	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	871,545

200	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 2.750%, 10/01/17	No Opt. Call	N/R	200,118

210	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
$385	4.000%, 5/01/17	No Opt. Call	BBB+	$385,955
375	4.000%, 5/01/18	No Opt. Call	BBB+	385,238
300	4.000%, 5/01/19	No Opt. Call	BBB+	313,371

450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015, 5.000%, 12/15/18	No Opt. Call	AA–	478,850

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A:
1,000	1.850%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,005,840
1,260	1.950%, 9/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,270,685
9,440	Total Wisconsin			9,557,234
$577,575	Total Municipal Bonds (cost $606,681,069)			608,160,149

Shares	Description (1), (6)			Value

	INVESTMENT COMPANIES – 1.9%

875,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs			$875,123

6,525,000	Eaton Vance Michigan Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs			6,525,914

5,000,000	Eaton Vance New York Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs			5,000,650
	Total Investment Companies (cost $12,400,000)			12,401,687
	Total Long-Term Investments (cost $619,081,069)			620,561,836

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.7%

	MUNICIPAL BONDS – 2.7%

	National – 0.1%

$400	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 1.610%, 11/15/17	No Opt. Call	A+	$399,299

	Colorado – 0.3%

1,750	Colorado Health Facilities Authority, Colorado, Variable Rate Demand Obligation, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 1.783%, 10/01/39 (Mandatory Put 11/12/20) (5)	5/20 at 100.00	BBB+	1,734,268

	Kentucky – 0.1%

910	Trimble County, Kentucky, Variable Rate Demand Obligation, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax) (5)	No Opt. Call	A1	910,000

	Missouri – 0.1%

1,000	Missouri Environmental Improvement and Energy Resources Authority, Variable Rate Demand Obligation, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 2.875%, 5/01/38 (Mandatory Put 7/02/18) (Alternative Minimum Tax) (5)	No Opt. Call	BBB+	1,013,300

NUVEEN	211

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 1.5%

$1,625	Chautauqua County Capital Resource Corporation, New York, Variable Rate Demand Obligation, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013A, 1.300%, 11/01/31 (Mandatory put 11/01/18) (5)	No Opt. Call	AA–	$1,623,294

1,770	Chautauqua County Capital Resource Corporation, New York, Variable Rate Demand Obligation, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 1.500%, 11/01/31 (Mandatory put 4/30/20) (5)	No Opt. Call	AA–	1,760,141

6,000	New York City Transitional Finance Authority, New York, Variable Rate Demand Obligation, Future Tax Secured Bonds, Subordinate Series 2012C-4, 0.950%, 11/01/36 (5)	6/17 at 100.00	VMIG-1	6,000,000
9,395	Total New York			9,383,435

	Ohio – 0.6%

4,000	Ohio Water Development Authority, Ohio, Solid Waste Revenue Refunding Bonds, Waste Management, Inc. Project, Variable Rate Demand Obligation, Series 2002, 1.700%, 11/01/22 (Mandatory put 11/01/18) (Alternative Minimum Tax) (5)	No Opt. Call	A-2	4,007,000
$17,455	Total Short-Term Investments (cost $17,477,533)			17,447,302
	Total Investments (cost $636,558,602) – 99.7%			638,009,138
	Other Assets Less Liabilities – 0.3%			1,767,365
	Net Assets – 100%			$639,776,503

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

212	NUVEEN

Statement of

Assets and Liabilities	March 31, 2017

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $3,117,618,048, $88,118,737, $4,971,125,197, $4,537,814,612 and $619,081,069, respectively)	$3,258,481,723	$89,624,949	$5,052,349,583	$4,529,604,737	$620,561,836
Short-term investments, at value (cost $—, $2,500,000, $—, $17,144,635 and $17,477,533, respectively)	—	2,500,000	—	17,144,299	17,447,302
Cash	26,940,348	7,928,563	—	5,951,061	779,858
Receivable for:
Interest	44,401,556	906,715	62,644,351	50,994,780	7,102,980
Investments sold	1,036,163	—	15,356,400	16,750,000	—
Shares sold	12,343,083	1,157,671	9,741,509	12,782,459	5,183,954
Other assets	401,407	41,841	579,761	391,241	66,012
Total assets	3,343,604,280	102,159,739	5,140,671,604	4,633,618,577	651,141,942
Liabilities
Cash overdraft	—	—	1,591,502	—	—
Floating rate obligations	67,370,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	3,079,969	—	—	—
Payable for:
Dividends	2,725,944	12,012	4,105,707	2,057,436	263,540
Investments purchased	37,007,167	5,949,350	1,054,030	16,575,329	9,368,248
Shares redeemed	8,590,093	153,577	8,126,599	9,669,196	1,315,661
Accrued expenses:
Management fees	1,126,898	16,568	1,760,141	1,377,186	220,246
Directors/Trustees fees	312,032	248	519,271	295,810	28,365
12b-1 distribution and service fees	510,403	9,302	250,386	471,041	47,205
Other	646,596	67,746	1,087,671	845,373	122,174
Total liabilities	118,289,133	9,288,772	18,495,307	31,291,371	11,365,439
Net assets	$3,225,315,147	$92,870,967	$5,122,176,297	$4,602,327,206	$639,776,503
Class A Shares
Net assets	$1,136,311,019	$27,684,057	$505,589,075	$1,094,434,067	$187,572,926
Shares outstanding	100,161,967	2,606,167	56,000,144	100,616,543	18,689,366
Net asset value (“NAV”) per share	$11.34	$10.62	$9.03	$10.88	$10.04
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$11.84	$10.95	$9.31	$11.16	$10.30
Class C Shares
Net assets	$163,496,226	$1,292,016	$45,482,687	$112,034,902	$10,069,060
Shares outstanding	14,408,594	121,668	5,036,024	10,341,952	1,005,326
NAV and offering price per share	$11.35	$10.62	$9.03	$10.83	$10.02
Class C2 Shares
Net assets	$264,617,290	$5,179,380	$85,192,906	$383,281,540	$12,096,926
Shares outstanding	23,323,967	487,540	9,423,463	35,337,410	1,206,516
NAV and offering price per share	$11.35	$10.62	$9.04	$10.85	$10.03
Class R6 Shares
Net assets	$6,673,864	$—	$—	$—	$—
Shares outstanding	585,864	—	—	—	—
NAV and offering price per share	$11.39	$—	$—	$—	$—
Class I Shares
Net assets	$1,654,216,748	$58,715,514	$4,485,911,629	$3,012,576,697	$430,037,591
Shares outstanding	145,217,198	5,514,070	495,564,916	278,106,208	42,815,727
NAV and offering price per share	$11.39	$10.65	$9.05	$10.83	$10.04
Net assets consist of:
Capital paid-in	$3,154,850,441	$99,384,452	$5,049,939,004	$4,623,302,176	$638,532,900
Undistributed (Over-distribution of) net investment income	3,923,335	(21,711)	8,083,867	3,471,122	491,521
Accumulated net realized gain (loss)	(74,322,304)	(4,918,017)	(17,070,960)	(16,235,881)	(698,454)
Net unrealized appreciation (depreciation)	140,863,675	(1,573,757)	81,224,386	(8,210,211)	1,450,536
Net assets	$3,225,315,147	$92,870,967	$5,122,176,297	$4,602,327,206	$639,776,503
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

See accompanying notes to financial statements.

NUVEEN	213

Statement of

Operations

	All American		Inflation Protected
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Investment Income	$131,065,592	$115,916,083	$1,406,643	$1,482,029
Expenses
Management fees	12,366,769	11,180,817	216,898	214,620
12b-1 service fees – Class A Shares	2,300,220	2,087,298	44,235	43,319
12b-1 distribution and service fees – Class C Shares	1,406,818	751,323	8,773	11,577
12b-1 distribution and service fees – Class C2 Shares	2,012,459	2,351,794	37,363	51,457
Shareholder servicing agent fees	1,296,364	1,138,770	28,592	28,109
Interest expense	777,926	91,983	—	—
Custodian fees	343,828	295,152	47,924	44,566
Directors/Trustees fees	88,005	71,649	1,222	1,163
Professional fees	159,548	138,768	29,686	28,475
Shareholder reporting expenses	209,982	145,653	8,763	8,754
Federal and state registration fees	263,967	201,176	67,758	58,750
Other	85,361	66,939	6,175	9,155
Total expenses before fee waiver/expense reimbursement	21,311,247	18,521,322	497,389	499,945
Fee waiver/expense reimbursement	—	—	(141,983)	(131,934)
Net expenses	21,311,247	18,521,322	355,406	368,011
Net investment income (loss)	109,754,345	97,394,761	1,051,237	1,114,018
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments:
Investments	(18,948,368)	5,224,271	(77,951)	3,608
Futures contracts	—	—	—	—
Swaps	—	—	(530,237)	(861,457)
Change in net unrealized appreciation (depreciation) of:
Investments	(122,209,365)	52,524,525	(803,079)	1,027,350
Swaps	—	—	1,562,798	(179,459)
Net realized and unrealized gain (loss)	(141,157,733)	57,748,796	151,531	(9,958)
Net increase (decrease) in net assets from operations	$(31,403,388)	$155,143,557	$1,202,768	$1,104,060

See accompanying notes to financial statements.

214	NUVEEN

	Intermediate Duration		Limited Term
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Investment Income	$166,717,477	$159,744,422	$101,513,439	$103,631,500
Expenses
Management fees	19,821,608	18,748,725	15,236,674	14,934,019
12b-1 service fees – Class A Shares	2,045,303	1,508,195	2,311,033	2,318,835
12b-1 distribution and service fees – Class C Shares	405,176	244,764	1,018,413	677,816
12b-1 distribution and service fees – Class C2 Shares	650,541	786,529	2,162,959	2,703,744
Shareholder servicing agent fees	2,436,135	2,113,482	1,709,211	1,742,816
Interest expense	—	—	—	—
Custodian fees	530,225	473,014	467,895	445,778
Directors/Trustees fees	145,522	108,247	128,215	113,064
Professional fees	194,237	197,001	170,302	174,375
Shareholder reporting expenses	389,947	250,986	246,635	233,195
Federal and state registration fees	245,126	230,342	293,791	269,064
Other	291,340	134,650	241,529	119,231
Total expenses before fee waiver/expense reimbursement	27,155,160	24,795,935	23,986,657	23,731,937
Fee waiver/expense reimbursement	—	—	—	(47,099)
Net expenses	27,155,160	24,795,935	23,986,657	23,684,838
Net investment income (loss)	139,562,317	134,948,487	77,526,782	79,946,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments:
Investments	(8,110,898)	4,569,565	(3,931,727)	2,714,425
Futures contracts	—	617,735	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(211,349,065)	80,907,551	(126,322,479)	25,392,818
Swaps	—	—	—	—
Net realized and unrealized gain (loss)	(219,459,963)	86,094,851	(130,254,206)	28,107,243
Net increase (decrease) in net assets from operations	$(79,897,646)	$221,043,338	$(52,727,424)	$108,053,905

See accompanying notes to financial statements.

NUVEEN	215

Statement of Operations (continued)

	Short Term
	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Investment Income	$9,877,960	$11,322,993
Expenses
Management fees	2,402,573	2,761,700
12b-1 service fees – Class A Shares	348,100	353,485
12b-1 distribution and service fees – Class C Shares	79,849	57,940
12b-1 distribution and service fees – Class C2 Shares	63,266	86,582
Shareholder servicing agent fees	186,441	224,952
Interest expense	—	—
Custodian fees	193,747	243,193
Directors/Trustees fees	17,544	17,841
Professional fees	48,915	50,232
Shareholder reporting expenses	29,894	29,258
Federal and state registration fees	83,239	82,844
Other	23,005	25,736
Total expenses before fee waiver/expense reimbursement	3,476,573	3,933,763
Fee waiver/expense reimbursement	—	(7,642)
Net expenses	3,476,573	3,926,121
Net investment income (loss)	6,401,387	7,396,872
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments:
Investments	(68,245)	(325,327)
Futures contracts	—	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(4,831,090)	708,617
Swaps	—	—
Net realized and unrealized gain (loss)	(4,899,335)	383,290
Net increase (decrease) in net assets from operations	$1,502,052	$7,780,162

See accompanying notes to financial statements.

216	NUVEEN

Statement of

Changes in Net Assets

	All-American			Inflation Protected
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 4/30/15	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 4/30/15
Operations
Net investment income (loss)	$109,754,345	$97,394,761	$94,336,448	$1,051,237	$1,114,018	$1,594,576
Net realized gain (loss) from:
Investments	(18,948,368)	5,224,271	8,973,367	(77,951)	3,608	550,399
Futures contracts	—	—	—	—	—	—
Swaps	—	—	—	(530,237)	(861,457)	(1,151,952)
Change in net unrealized appreciation (depreciation) of:
Investments	(122,209,365)	52,524,525	60,142,510	(803,079)	1,027,350	1,630,602
Swaps	—	—	—	1,562,798	(179,459)	(2,088,468)
Net increase (decrease) in net assets from operations	(31,403,388)	155,143,557	163,452,325	1,202,768	1,104,060	535,157
Distributions to Shareholders
From net investment income:
Class A Shares	(41,647,815)	(39,053,373)	(38,795,730)	(538,208)	(545,362)	(678,852)
Class C Shares	(3,965,886)	(2,207,822)	(800,859)	(14,007)	(19,201)	(13,507)
Class C2 Shares	(8,241,009)	(10,127,396)	(12,441,818)	(93,512)	(133,687)	(170,443)
Class R6 Shares[1]	(186,761)	—	—	—	—	—
Class I Shares	(54,333,898)	(47,715,010)	(45,483,221)	(489,993)	(443,595)	(697,354)
From accumulated net realized gains:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class C2 Shares	—	—	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(108,375,369)	(99,103,601)	(97,521,628)	(1,135,720)	(1,141,845)	(1,560,156)
Fund Share Transactions
Proceeds from sale of shares	1,259,722,294	793,145,702	524,467,148	73,972,211	9,670,740	22,696,064
Proceeds from shares issued to shareholders due to reinvestment of distributions	76,790,471	68,074,039	65,321,832	1,046,198	1,081,857	1,534,007
	1,336,512,765	861,219,741	589,788,980	75,018,409	10,752,597	24,230,071
Cost of shares redeemed	(983,985,170)	(405,292,419)	(384,732,110)	(24,805,289)	(21,552,502)	(34,057,788)
Net increase (decrease) in net assets from Fund share transactions	352,527,595	455,927,322	205,056,870	50,213,120	(10,799,905)	(9,827,717)
Net increase (decrease) in net assets	212,748,838	511,967,278	270,987,567	50,280,168	(10,837,690)	(10,852,716)
Net assets at the beginning of period	3,012,566,309	2,500,599,031	2,229,611,464	42,590,799	53,428,489	64,281,205
Net assets at the end of period	$3,225,315,147	$3,012,566,309	$2,500,599,031	$92,870,967	$42,590,799	$53,428,489
Undistributed (Over-distribution of) net investment income at the end of period	$3,923,335	$2,696,684	$4,521,694	$(21,711)	$64,009	$99,376

1	Class R6 Shares for All-American were established on June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	217

Statement of Changes in Net Assets (continued)

	Intermediate Duration			Limited Term
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 4/30/15	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 4/30/15
Operations
Net investment income (loss)	$139,562,317	$134,948,487	$136,757,094	$77,526,782	$79,946,662	$74,590,689
Net realized gain (loss) from:
Investments	(8,110,898)	4,569,565	7,526,894	(3,931,727)	2,714,425	520,320
Futures contracts	—	617,735	—	—	—	—
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(211,349,065)	80,907,551	37,060,350	(126,322,479)	25,392,818	(7,554,609)
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	(79,897,646)	221,043,338	181,344,338	(52,727,424)	108,053,905	67,556,400
Distributions to Shareholders
From net investment income:
Class A Shares	(27,985,894)	(20,944,763)	(28,640,186)	(20,535,108)	(21,389,495)	(22,511,391)
Class C Shares	(796,069)	(490,682)	(192,477)	(984,833)	(767,472)	(404,357)
Class C2 Shares	(1,928,864)	(2,384,876)	(2,849,160)	(5,530,934)	(7,246,079)	(8,764,069)
Class R6 Shares	—	—	—	—	—	—
Class I Shares	(110,079,083)	(109,851,125)	(105,729,977)	(52,230,761)	(49,746,560)	(42,100,723)
From accumulated net realized gains:
Class A Shares	(1,046,205)	—	—	—	—	—
Class C Shares	(41,639)	—	—	—	—	—
Class C2 Shares	(83,316)	—	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Class I Shares	(3,689,947)	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(145,651,017)	(133,671,446)	(137,411,800)	(79,281,636)	(79,149,606)	(73,780,540)
Fund Share Transactions
Proceeds from sale of shares	2,121,948,192	1,634,898,252	1,309,069,536	2,254,821,137	1,619,746,263	1,464,411,917
Proceeds from shares issued to shareholders due to reinvestment of distributions	96,724,626	86,140,928	91,558,445	55,429,294	53,543,471	48,558,051
	2,218,672,818	1,721,039,180	1,400,627,981	2,310,250,431	1,673,289,734	1,512,969,968
Cost of shares redeemed	(2,063,831,985)	(1,093,585,011)	(1,183,673,670)	(2,081,012,574)	(1,167,892,771)	(1,229,233,296)
Net increase (decrease) in net assets from Fund share transactions	154,840,833	627,454,169	216,954,311	229,237,857	505,396,963	283,736,672
Net increase (decrease) in net assets	(70,707,830)	714,826,061	260,886,849	97,228,797	534,301,262	277,512,532
Net assets at the beginning of period	5,192,884,127	4,478,058,066	4,217,171,217	4,505,098,409	3,970,797,147	3,693,284,615
Net assets at the end of period	$5,122,176,297	$5,192,884,127	$4,478,058,066	$4,602,327,206	$4,505,098,409	$3,970,797,147
Undistributed (Over-distribution of) net investment income at the end of period	$8,083,867	$9,476,392	$9,161,486	$3,471,122	$5,295,771	$4,523,031

See accompanying notes to financial statements.

218	NUVEEN

	Short Term
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 4/30/15
Operations
Net investment income (loss)	$6,401,387	$7,396,872	$8,670,216
Net realized gain (loss) from:
Investments	(68,245)	(325,327)	(351,346)
Futures contracts	—	—	—
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(4,831,090)	708,617	(2,582,077)
Swaps	—	—	—
Net increase (decrease) in net assets from operations	1,502,052	7,780,162	5,736,793
Distributions to Shareholders
From net investment income:
Class A Shares	(1,658,567)	(1,597,461)	(1,918,292)
Class C Shares	(14,338)	(16,789)	(15,985)
Class C2 Shares	(68,591)	(86,239)	(136,183)
Class R6 Shares	—	—	—
Class I Shares	(4,461,060)	(5,170,312)	(6,417,765)
From accumulated net realized gains:
Class A Shares	—	—	—
Class C Shares	—	—	—
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	—	—	—
Decrease in net assets from distributions to shareholders	(6,202,556)	(6,870,801)	(8,488,225)
Fund Share Transactions
Proceeds from sale of shares	433,191,112	251,309,993	385,939,783
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,346,466	3,366,594	3,909,343
	436,537,578	254,676,587	389,849,126
Cost of shares redeemed	(441,460,355)	(326,957,476)	(393,789,816)
Net increase (decrease) in net assets from Fund share transactions	(4,922,777)	(72,280,889)	(3,940,690)
Net increase (decrease) in net assets	(9,623,281)	(71,371,528)	(6,692,122)
Net assets at the beginning of period	649,399,784	720,771,312	727,463,434
Net assets at the end of period	$639,776,503	$649,399,784	$720,771,312
Undistributed (Over-distribution of) net investment income at the end of period	$491,521	$292,690	$(229,666)

See accompanying notes to financial statements.

NUVEEN	219

Financial

Highlights

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
Year Ended 3/31:
2017(h)	$11.80	$0.39	$(0.46)	$(0.07)	$(0.39)	$—	$(0.39)	$11.34
Year Ended 4/30:
2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
2012	10.24	0.54	1.13	1.67	(0.55)	—	(0.55)	11.36
Class C (2/14)
Year Ended 3/31:
2017(h)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
Year Ended 4/30:
2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
Year Ended 3/31:
2017(h)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
Year Ended 4/30:
2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
2012	10.24	0.48	1.14	1.62	(0.49)	—	(0.49)	11.37
Class R6 (6/16)
Year Ended 3/31:
2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
Year Ended 3/31:
2017(h)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
Year Ended 4/30:
2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80
2012	10.28	0.55	1.14	1.69	(0.57)	—	(0.57)	11.40

220	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.66)%	$1,136,311	0.73	%*	0.70	%*	3.66	%*	24%

5.85	1,170,705	0.70		0.70		3.68		13
7.38	989,477	0.71		0.71		4.01		18
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17
16.68	969,745	0.78		0.77		4.98		18

(1.38)	163,496	1.52	*	1.49	*	2.87	*	24

5.04	116,024	1.50		1.50		2.86		13
6.54	48,472	1.51		1.51		3.09		18
3.06	4,923	1.50	*	1.50	*	3.39	*	13

(1.07)	264,617	1.28	*	1.25	*	3.11	*	24

5.22	308,100	1.25		1.25		3.13		13
6.82	328,649	1.26		1.26		3.47		18
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17
16.14	361,364	1.33		1.32		4.43		18

(3.04)	6,674	0.49	*	0.46	*	3.95	*	24

(0.47)	1,654,217	0.53	*	0.50	*	3.86	*	24

6.05	1,417,738	0.50		0.50		3.88		13
7.57	1,134,001	0.51		0.51		4.21		18
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17
16.71	1,120,747	0.56		0.55		5.13		18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	221

Financial Highlights (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
Year Ended 3/31:
2017(g)	$10.66	$0.22	$(0.02)	$0.20	$(0.24)	$—	$(0.24)	$10.62
Year Ended 4/30:
2016	10.63	0.26	0.03	0.29	(0.26)	—	(0.26)	10.66
2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
2012	10.36	0.33	0.66	0.99	(0.34)	—	(0.34)	11.01
Class C (2/14)
Year Ended 3/31:
2017(g)	10.66	0.14	(0.02)	0.12	(0.16)	—	(0.16)	10.62
Year Ended 4/30:
2016	10.62	0.17	0.04	0.21	(0.17)	—	(0.17)	10.66
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(e)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(f)
Year Ended 3/31:
2017(g)	10.66	0.17	(0.03)	0.14	(0.18)	—	(0.18)	10.62
Year Ended 4/30:
2016	10.62	0.20	0.04	0.24	(0.20)	—	(0.20)	10.66
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
2012	10.36	0.27	0.66	0.93	(0.29)	—	(0.29)	11.00
Class I (3/11)
Year Ended 3/31:
2017(g)	10.69	0.23	(0.02)	0.21	(0.25)	—	(0.25)	10.65
Year Ended 4/30:
2016	10.64	0.28	0.05	0.33	(0.28)	—	(0.28)	10.69
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32
2012	10.37	0.35	0.65	1.00	(0.36)	—	(0.36)	11.01

222	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.87%	$27,684	1.07	%*	1.94	%*	0.76	%*	2.25	%*	11%

2.83	21,289	1.05		2.15		0.77		2.44		1
1.14	24,104	0.99		2.26		0.77		2.48		20
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9
9.74	7,339	1.46		2.44		0.78		3.13		14

1.10	1,292	1.87	*	1.13	*	1.56	*	1.44	*	11

2.05	956	1.85		1.36		1.57		1.64		1
0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

1.35	5,179	1.63	*	1.39	*	1.31	*	1.71	*	11

2.34	5,827	1.60		1.61		1.32		1.90		1
0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9
9.07	4,209	2.03		1.87		1.33		2.57		14

2.03	58,716	0.86	*	2.11	*	0.56	*	2.40	*	11

3.19	14,519	0.85		2.35		0.57		2.64		1
1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9
9.82	6,704	1.22		2.64		0.58		3.28		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	223

Financial Highlights (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
Year Ended 3/31:
2017(h)	$9.40	$0.23	$(0.36)	$(0.13)	$(0.23)	$(0.01)	$(0.24)	$9.03
Year Ended 4/30:
2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
2012	8.84	0.34	0.42	0.76	(0.35)	—	(0.35)	9.25
Class C (2/14)
Year Ended 3/31:
2017(h)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
Year Ended 4/30:
2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
Year Ended 3/31:
2017(h)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
Year Ended 4/30:
2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
2012	8.87	0.29	0.41	0.70	(0.30)	—	(0.30)	9.27
Class I (11/76)
Year Ended 3/31:
2017(h)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
Year Ended 4/30:
2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41
2012	8.86	0.36	0.41	0.77	(0.36)	—	(0.36)	9.27

224	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.40)%	$505,589	0.69	%*	0.69	%*	2.70	%*	24%

4.83	1,076,822	0.68		0.68		2.77		18
3.95	773,091	0.70		0.70		2.86		19
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15
8.68	450,036	0.72		0.72		3.70		10

(2.10)	45,483	1.49	*	1.49	*	1.91	*	24

3.91	35,070	1.48		1.48		1.99		18
3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	*	1.49	*	2.17	*	17

(1.86)	85,193	1.24	*	1.24	*	2.16	*	24

4.17	101,168	1.24		1.24		2.28		18
3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10

(1.22)	4,485,912	0.49	*	0.49	*	2.91	*	24

4.91	3,979,824	0.49		0.49		3.02		18
4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
8.87	3,039,743	0.52		0.52		3.91		10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	225

Financial Highlights (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
Year Ended 3/31:
2017(h)	$11.17	$0.17	$(0.28)	$(0.11)	$(0.18)	$—	$(0.18)	$10.88
Year Ended 4/30:
2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
2012	10.85	0.29	0.34	0.63	(0.28)	—	(0.28)	11.20
Class C (2/14)
Year Ended 3/31:
2017(h)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
Year Ended 4/30:
2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
Year Ended 3/31:
2017(h)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
Year Ended 4/30:
2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
2012	10.81	0.25	0.34	0.59	(0.25)	—	(0.25)	11.15
Class I (2/97)
Year Ended 3/31:
2017(h)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
Year Ended 4/30:
2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21
2012	10.79	0.31	0.33	0.64	(0.30)	—	(0.30)	11.13

226	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.99)%	$1,094,434	0.63	%*	0.63	%*	1.72	%*	0.63	%*	0.63	%*	1.72	%*	26%

2.50	1,208,642	0.63		0.63		1.84		0.63		0.63		1.84		20
1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12
5.88	1,113,802	0.66		0.66		2.63		0.66		0.66		2.63		12

(1.74)	112,035	1.43	*	1.43	*	0.92	*	1.43	*	1.43	*	0.92	*	26

1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20
1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

(1.25)	383,282	0.98	*	0.98	*	1.37	*	0.98	*	0.98	*	1.37	*	26

2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20
1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		1.01		1.01		2.29		12

(0.85)	3,012,577	0.43	*	0.43	*	1.92	*	0.43	*	0.43	*	1.92	*	26

2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20
1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12
6.00	1,196,319	0.46		0.46		2.83		0.46		0.46		2.83		12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	227

Financial Highlights (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 3/31:
2017(h)	$10.12	$0.09		$(0.08)	$0.01	$(0.09)	$—	$(0.09)	$10.04
Year Ended 4/30:
2016	10.11	0.10		— **	0.10	(0.09)	—	(0.09)	10.12
2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
2012	9.98	0.20		0.21	0.41	(0.20)	—	(0.20)	10.19
Class C (2/14)
Year Ended 3/31:
2017(h)	10.11	0.02		(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
Year Ended 4/30:
2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(f)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(g)
Year Ended 3/31:
2017(h)	10.11	0.06		(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
Year Ended 4/30:
2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
2012(d)	10.13	0.10		0.06	0.16	(0.11)	—	(0.11)	10.18
Class I (10/02)
Year Ended 3/31:
2017(h)	10.13	0.11		(0.10)	0.01	(0.10)	—	(0.10)	10.04
Year Ended 4/30:
2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20
2012	9.98	0.23		0.20	0.43	(0.22)	—	(0.22)	10.19

228	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.08%	$187,573	0.71	%*	0.97	%*	0.71	%*	0.97	%*	44%

1.01	174,484	0.71		0.97		0.71		0.97		24
0.57	184,317	0.71		0.97		0.71		0.97		36
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30
4.15	34,793	0.73		2.01		0.73		2.01		39

(0.73)	10,069	1.51	*	0.17	*	1.51	*	0.17	*	44

0.41	6,971	1.51		0.17		1.38		0.30		24
0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

(0.25)	12,097	1.06	*	0.62	*	1.06	*	0.62	*	44

0.65	13,325	1.06		0.62		1.06		0.62		24
0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

0.14	430,038	0.51	*	1.17	*	0.51	*	1.17	*	44

1.29	454,620	0.51		1.16		0.51		1.16		24
0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
4.33	304,109	0.53		2.27		0.53		2.27		39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	229

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

Effective March 31, 2017, the Funds’ fiscal year end changed from April 30 to March 31 as previously approved by the Funds’ Board of Directors/Trustees (the “Board”). The end of the reporting period for the Funds is March 31, 2017, and the period covered by these Notes to Financial Statements is the eleven months ended March 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$37,007,167	$5,949,350	$1,054,030	$16,575,329	$9,368,248

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

230	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more for All-American, Inflation Protected and Intermediate Duration, and $250,000 or more for Limited Term and Short Term are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	231

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$3,258,379,960	$—		$3,258,379,960
Corporate Bonds	—	—	101,763	***	101,763
Total	$—	$3,258,379,960	$101,763		$3,258,481,723

232	NUVEEN

Inflation Protected	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$89,624,949	$—		$89,624,949
Short-Term Investments*:
Municipal Bonds	—	2,500,000	—		2,500,000
Investments in Derivatives:
Consumer Price Index Swaps**	—	(3,079,969)	—		(3,079,969)
Total	$—	$89,044,980	$—		$89,044,980

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$5,037,190,870	$—		$5,037,190,870
Corporate Bonds	—	—	156,763	***	156,763
Investment Companies	15,001,950	—	—		15,001,950
Total	$15,001,950	$5,037,190,870	$156,763		$5,052,349,583

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$4,494,903,366	$—		$4,494,903,366
Corporate Bonds	—	—	96,677	***	96,677
Investment Companies	34,604,694	—	—		34,604,694
Short-Term Investments*:
Municipal Bonds	—	17,144,299	—		17,144,299
Total	$34,604,694	$4,512,047,665	$96,677		$4,546,749,036

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$608,160,149	$—		$608,160,149
Investment Companies	12,401,687	—	—		12,401,687
Short-Term Investments*:
Municipal Bonds	—	17,447,302	—		17,447,302
Total	$12,401,687	$625,607,451	$—		$638,009,138
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	233

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund, other than Inflation Protected, is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$67,370,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	81,072,500	12,490,000	—	—
Total	$148,442,500	$12,490,000	$—	$—

234	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$67,370,000	$—	$—	$—
Average annual interest rate and fees	1.15%	—%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$52,370,000	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	37,190,000	12,490,000	—	—
Total	$89,560,000	$12,490,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter (“OTC”) derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives

NUVEEN	235

Notes to Financial Statements (continued)

in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps (,net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$57,050,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected
Inflation	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on consumer price index swaps	$(3,079,969)

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps**	Gross Unrealized (Depreciation) on CPI Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	JPMorgan Chase Bank, N.A.	$—	$(2,433,377)	$—	$(2,433,377)	$2,433,377	$—
	Morgan Stanley Capital Services LLC	—	(646,592)	—	(646,592)	640,106	(6,486)
Total		$—	$(3,079,969)	$—	$(3,079,969)	$3,073,483	$(6,486)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Inflation	Swaps	$(530,237)	$1,562,798

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

236	NUVEEN

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
All-American	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	37,999,803	$442,060,802	26,189,331	$303,700,651	17,881,976	$206,831,082
Class A – automatic conversion of Class B Shares	—	—	—	—	187,266	2,119,899
Class B – exchanges	—	—	—	—	46	523
Class C	7,259,171	85,069,956	6,352,698	73,700,023	3,922,006	45,359,571
Class C2	331,347	3,809,662	330,060	3,816,081	409,484	4,731,991
Class R6[1]	116,958	1,400,000	—	—	—	—
Class R6[1] – exchanges	495,487	5,990,428	—	—	—	—
Class I	62,111,274	721,391,446	35,359,487	411,928,947	22,905,515	265,424,082
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,110,684	36,106,685	2,885,157	33,420,518	2,783,235	32,130,804
Class B	—	—	—	—	428	4,890
Class C	285,221	3,305,584	152,654	1,772,587	52,877	613,647
Class C2	503,999	5,859,456	612,128	7,088,017	739,010	8,532,228
Class R6[1]	14,326	166,100	—	—	—	—
Class I	2,690,658	31,352,646	2,216,983	25,792,917	2,073,426	24,040,263
	114,918,928	1,336,512,765	74,098,498	861,219,741	50,955,269	589,788,980
Shares redeemed:
Class A	(40,166,554)	(458,318,918)	(15,366,035)	(177,885,059)	(16,086,340)	(185,017,033)
Class B	—	—	—	—	(11,686)	(132,181)
Class B – automatic conversion to Class A Shares	—	—	—	—	(186,936)	(2,119,899)
Class C	(2,966,393)	(33,868,387)	(861,607)	(9,980,363)	(225,896)	(2,631,153)
Class C2	(3,621,728)	(41,664,533)	(3,223,474)	(37,255,560)	(4,177,185)	(48,085,489)
Class R6[1]	(40,907)	(483,094)	—	—	—	—
Class I	(38,761,129)	(443,659,810)	(15,518,674)	(180,171,437)	(12,672,465)	(146,746,355)
Class I – exchanges	(495,487)	(5,990,428)	—	—	—	—
	(86,052,198)	(983,985,170)	(34,969,790)	(405,292,419)	(33,360,508)	(384,732,110)
Net increase (decrease)	28,866,730	$352,527,595	39,128,708	$455,927,322	17,594,761	$205,056,870
[1]	Class R6 Shares were established on June 30, 2016.

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
Inflation Protected	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,315,556	$24,480,823	446,907	$4,685,786	814,867	$8,835,261
Class C	80,018	842,887	14,811	155,125	114,397	1,242,761
Class C2	31,025	325,548	2	6	11,404	123,251
Class I	4,566,554	48,322,953	461,989	4,829,823	1,140,754	12,494,791
Shares issued to shareholders due to reinvestment of distributions:
Class A	49,301	522,551	50,564	530,547	61,354	664,688
Class C	1,316	13,951	1,826	19,135	1,133	12,163
Class C2	8,557	90,731	12,313	129,111	14,973	162,154
Class I	39,434	418,965	38,368	403,064	64,084	695,002
	7,091,761	75,018,409	1,026,780	10,752,597	2,222,966	24,230,071
Shares redeemed:
Class A	(1,754,855)	(18,478,960)	(769,441)	(8,045,793)	(1,288,469)	(13,932,743)
Class C	(49,345)	(523,974)	(53,564)	(559,729)	(11,092)	(118,268)
Class C2	(98,517)	(1,038,851)	(190,400)	(1,998,117)	(251,571)	(2,715,833)
Class I	(450,647)	(4,763,504)	(1,047,187)	(10,948,863)	(1,614,542)	(17,290,944)
	(2,353,364)	(24,805,289)	(2,060,592)	(21,552,502)	(3,165,674)	(34,057,788)
Net increase (decrease)	$4,738,397	$50,213,120	(1,033,812)	$(10,799,905)	(942,708)	$(9,827,717)

NUVEEN	237

Notes to Financial Statements (continued)

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
Intermediate Duration	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,376,836	$384,506,154	69,529,013	$648,344,302	49,083,204	$452,283,382
Class A – automatic conversion of Class B Shares	—	—	—	—	118,455	1,083,860
Class B – exchanges	—	—	—	—	52	481
Class C	2,673,614	24,789,149	2,228,982	20,656,289	1,811,412	16,765,697
Class C2	310,995	2,852,997	167,761	1,552,886	267,428	2,477,514
Class I	186,605,560	1,709,799,892	104,009,468	964,344,775	90,319,681	836,458,602
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,960,538	27,262,792	2,068,713	19,160,080	2,893,107	26,753,963
Class B	—	—	—	—	158	1,462
Class C	76,930	707,393	45,037	417,557	16,699	154,818
Class C2	148,298	1,368,438	172,693	1,599,448	202,855	1,879,382
Class I	7,300,097	67,386,003	7,006,982	64,963,843	6,771,916	62,768,820
	241,452,868	2,218,672,818	185,228,649	1,721,039,180	151,484,967	1,400,627,981
Shares redeemed:
Class A	(102,952,998)	(931,127,729)	(40,835,311)	(376,294,309)	(64,229,621)	(594,646,460)
Class B	—	—	—	—	(10,151)	(93,128)
Class B – automatic conversion to Class A Shares	—	—	—	—	(118,068)	(1,083,860)
Class C	(1,443,916)	(13,134,125)	(462,697)	(4,281,899)	(173,822)	(1,607,168)
Class C2	(1,782,596)	(16,389,743)	(1,789,899)	(16,530,799)	(2,142,664)	(19,821,017)
Class I	(120,729,024)	(1,103,180,388)	(75,263,910)	(696,478,004)	(61,101,487)	(566,422,037)
	(226,908,534)	(2,063,831,985)	(118,351,817)	(1,093,585,011)	(127,775,813)	(1,183,673,670)
Net increase (decrease)	$14,544,334	$154,840,833	66,876,832	$627,454,169	23,709,154	$216,954,311

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
Limited Term	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	47,422,509	$524,377,480	32,531,866	$361,340,996	34,710,016	$386,982,851
Class C	5,265,190	58,093,111	4,483,492	49,594,953	4,198,352	46,625,207
Class C2	467,997	5,085,379	338,009	3,733,436	452,759	5,029,160
Class I	152,428,720	1,667,265,167	109,078,079	1,205,076,878	92,453,352	1,025,774,699
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,615,106	17,787,521	1,664,294	18,481,106	1,708,836	19,053,083
Class C	75,134	823,460	56,544	625,394	28,228	313,522
Class C2	360,817	3,964,384	463,720	5,131,676	558,740	6,208,595
Class I	2,996,973	32,853,929	2,650,428	29,305,295	2,070,899	22,982,851
	210,632,446	2,310,250,431	151,266,432	1,673,289,734	136,181,182	1,512,969,968
Shares redeemed:
Class A	(56,637,874)	(619,794,841)	(31,279,111)	(347,089,036)	(46,199,189)	(514,996,900)
Class C	(3,119,390)	(34,010,053)	(1,119,931)	(12,377,432)	(401,002)	(4,453,746)
Class C2	(6,943,314)	(75,929,386)	(7,107,002)	(78,576,547)	(9,522,071)	(105,782,059)
Class I	(124,123,411)	(1,351,278,294)	(66,050,033)	(729,849,756)	(54,435,890)	(604,000,591)
	(190,823,989)	(2,081,012,574)	(105,556,077)	(1,167,892,771)	(110,558,152)	(1,229,233,296)
Net increase (decrease)	$19,808,457	$229,237,857	45,710,355	$505,396,963	25,623,030	$283,736,672

238	NUVEEN

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
Short Term	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,893,178	$189,445,892	6,266,698	$63,318,982	8,586,124	$87,155,010
Class C	1,157,740	11,573,839	559,288	5,643,547	429,077	4,347,843
Class C2	351,135	3,513,712	210,818	2,123,006	95,624	969,580
Class I	22,775,653	228,657,669	17,816,471	180,224,458	28,902,371	293,467,350
Shares issued to shareholders due to reinvestment of distributions:
Class A	142,957	1,438,305	135,272	1,367,482	168,492	1,710,132
Class C	1,221	12,254	1,422	14,344	1,445	14,637
Class C2	6,744	67,827	8,423	85,048	13,127	133,105
Class I	181,416	1,828,080	187,817	1,899,720	202,092	2,051,469
	43,510,044	436,537,578	25,186,209	254,676,587	38,398,352	389,849,126
Shares redeemed:
Class A	(17,580,287)	(176,491,569)	(7,399,275)	(74,778,844)	(10,344,620)	(104,980,940)
Class C	(843,425)	(8,446,447)	(328,066)	(3,310,902)	(54,421)	(551,119)
Class C2	(468,855)	(4,713,142)	(537,926)	(5,430,070)	(1,248,208)	(12,651,132)
Class I	(25,016,819)	(251,809,197)	(24,080,228)	(243,437,660)	(27,156,616)	(275,606,625)
	(43,909,386)	(441,460,355)	(32,345,495)	(326,957,476)	(38,803,865)	(393,789,816)
Net increase (decrease)	(399,342)	$(4,922,777)	(7,159,286)	$(72,280,889)	(405,513)	$(3,940,690)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$1,191,665,442	$54,262,111	$1,428,680,928	$1,524,326,752	$285,686,422
Sales and maturities	781,875,337	5,559,333	1,267,354,374	1,207,889,300	276,338,926

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Cost of investments	$3,046,505,995	$90,597,688	$4,968,164,990	$4,552,834,247	$636,430,911
Gross unrealized:
Appreciation	184,009,589	1,722,327	171,484,845	55,869,347	3,686,365
Depreciation	(39,404,337)	(195,066)	(87,300,252)	(61,954,558)	(2,108,138)
Net unrealized appreciation (depreciation) of investments	$144,605,252	$1,527,261	$84,184,593	$(6,085,211)	$1,578,227

NUVEEN	239

Notes to Financial Statements (continued)

Permanent differences, primarily due to treatment of notional principal contracts, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2017, the Funds’ tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(22,698,037)	$—	$(1)	$(1,071,726)	$(312,109)
Undistributed (Over-distribution of) net investment income	(152,325)	(1,237)	(164,932)	(69,795)	—
Accumulated net realized gain (loss)	22,850,362	1,237	164,933	1,141,521	312,109

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$9,577,289	$99,152	$16,409,061	$7,540,671	$946,157
Undistributed net ordinary income[2]	396,013	—	168,880	180,503	3,083
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2017 through March 31, 2017, and paid on April 3, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2017, April 30, 2016, and April 30, 2015 was designated for purposes of the dividends paid deduction as follows:

2017	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$106,997,405	$1,036,389	$140,256,245	$78,601,677	$6,183,889
Distributions from net ordinary income[2]	516,939	13,029	2,038,150	639,919	32,272
Distributions from net long-term capital gains[4]	—	—	3,122,926	—	—

2016	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$97,888,700	$1,165,182	$132,211,966	$77,997,772	$6,918,991
Distributions from net ordinary income[2]	637,634	—	143,197	381,557	191
Distributions from net long-term capital gains	—	—	—	—	—

2015	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$96,817,053	$1,574,949	$137,050,292	$73,455,736	$8,645,467
Distributions from net ordinary income[2]	284,523	6,360	201,182	208,876	—
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2017, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2017.

As of March 31, 2017, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[5]	Inflation Protected	Limited Term	Short Term
Expiration:
March 31, 2018	$14,897,930	$—	$543,730	$—
March 31, 2019	881,168	—	1,598,268	—
Not subject to expiration	58,538,462	4,918,017	13,476,574	698,454
Total	$74,317,560	$4,918,017	$15,618,572	$698,454
[5]	A portion of All-American’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of March 31, 2017, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term	Short Term
Expired capital loss carryforwards	$22,698,037	$1,071,726	$312,109

240	NUVEEN

During the Funds’ tax year ended March 31, 2017, Intermediate Duration utilized $3,973,702 of its capital loss carryforwards.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Intermediate Duration
Post-October capital losses[6]	$16,027,657
Late-year ordinary losses[7]	—
[6]	Capital losses incurred from November 1, 2016 through March 31, 2017, the Funds’ tax year end.
[7]	Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

NUVEEN	241

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1664%
Inflation Protected	0.1613
Intermediate Duration	0.1664
Limited Term	0.1613
Short Term	0.1785

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring September 30, 2018, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	September 30, 2018	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	All- American	Intermediate Duration	Short Term
Purchases	$5,650,800	$7,419,846	$11,863,841
Sales	—	2,198,600	3,700,000

242	NUVEEN

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$3,533,101	$46,833	$787,487	$1,956,851	$223,625
Paid to financial intermediaries (Unaudited)	3,180,967	44,717	720,675	1,885,390	216,320

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$1,938,671	$41,154	$801,865	$1,990,711	$169,357

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$813,840	$2,648	$217,576	$528,918	$32,219

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$81,259	$770	$57,463	$382,101	$32,889

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately. $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum oustanding balance during the utilization period were as follows:

	All- American	Intermediate Duration	Limited Term
Maximum Outstanding Balance	$20,000,000	$107,000,000	$73,000,000

NUVEEN	243

Notes to Financial Statements (continued)

During the current fiscal period, and during each Fund’s utilization period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	All- American	Intermediate Duration	Limited Term
Average daily balance outstanding	$20,000,000	$38,571,429	$31,800,000
Average annual interest rate	2.01%	1.88%	1.90%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. None of the other Funds utilized this facility during the current fiscal period.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Management Fees

During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:

Average Daily Net Assets	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1875	0.1375	0.1375

244	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	245

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

246	NUVEEN

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	247

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (the “Board,” and each Director or Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

248	NUVEEN

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

NUVEEN	249

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Inflation Protected Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods. The Board determined that the Fund’s performance had been favorable.

For the Inflation Protected Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one- and three-year periods. In reviewing the comparative performance data, the Board recognized that the peer group was classified as low relevancy due to the Fund’s unique inflation hedge mandate. The Board focused on the Fund’s challenged performance and noted that the Fund’s use of certain swaps was the main driver of underperformance relative to its peers and the benchmark. The Board will continue to monitor the Fund’s progress in improving performance.

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and the second quartile in the five-year period. The Board also noted the Fund’s positive absolute performance in the one-, three-, and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board considered that the Fund ranked in its Performance Peer Group in the third quartile in the five-year period, the second quartile in the three-year period and the first quartile in the one-year period. The Fund, however, narrowly underperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), although the Fund narrowly underperformed its benchmark in the one-, three- and five-year periods, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in each of such periods. The Board also noted the Fund’s absolute positive performance for the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

250	NUVEEN

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the All-American Fund, the Inflation Protected Fund and the Limited Term Fund each had a net management fee and a net expense ratio below its respective peer average, the Intermediate Duration Fund had a net management fee in line with its peer average and a net expense ratio below its peer average, and the Short Term Fund had a net management fee and a net expense ratio in line with its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the

NUVEEN	251

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Inflation Protected Fund through its temporary and permanent expense caps and with shareholders of the Intermediate Duration Fund through its permanent expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

252	NUVEEN

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	253

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	177
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, American Board of Orthopaedic Surgery (since 2017); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	177
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	177
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	177

254	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	177
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	177
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	177
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	177
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	177

NUVEEN	255

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	177

Interested Trustees:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	177
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	177

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	94
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	178

256	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	178
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	178
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	178
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	178
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).

				178
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	178
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	178

NUVEEN	257

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	178
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	178

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

258	NUVEEN

Notes

NUVEEN	259

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NAT-0317D        157266

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report March 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class R6	Class I

Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMFX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	—	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	—	NSIOX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. John V. Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy T. Ryan, CFA, and Steven M. Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Bond Fund since the Fund’s inception in 2014.

During November 2016, the Funds’ fiscal and tax year ends changed from April 30th to March 31st as approved by the Funds’ Board of Trustees. As a result the Funds are preparing an annual report for the eleven-month period ended March 31, 2017.

Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Funds’ performance for the abbreviated annual reporting period ended March 31, 2017.

What factors affected the U.S. economy and the national municipal market during the abbreviated reporting period ended March 31, 2017?

The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.

In the first quarter of 2017, growth slackened to an annual rate of 0.7%, tempered by a slowdown in consumer and government spending, according to the government’s “advance” estimate. The deceleration in first-quarter GDP growth, followed by a reacceleration in the spring and summer, has been a trend over the past few years. Moreover, other signs of positive momentum remain. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.5% in March 2017 from 5.0% in March 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.4% over the twelve-month reporting period ended March 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.0% during the same period, equal to the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in February 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.9%, respectively.

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017. These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually “normalize” interest rates.

The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that President Trump’s policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration’s immigration policy and the Republican’s health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain’s vote to leave the European Union, known as Brexit, roiled the markets in late June and July 2016. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting President Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.

The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening. However, stabilizing market conditions in December gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates stayed at a higher level than where they began.

In the reporting period overall, municipal bond issuance nationwide totaled $432.7 billion, an 11.2% gain from the issuance for the twelve-month period ended March 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.

Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

How did the Funds perform for the abbreviated reporting period ended March 31, 2017?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the eleven-month, one-year, five-year, ten-year and/or since-inception periods ended March 31, 2017. The

6	NUVEEN

returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of their corresponding market index and Lipper classification average.

For the abbreviated reporting period, each of the three Funds trailed its respective benchmark index. The Nuveen High Yield Municipal Bond Fund performed in line with its Lipper average, while the Nuveen Short Duration High Yield Municipal Bond Fund and the Nuveen Strategic Municipal Opportunities Fund each trailed its respective Lipper average.

Nuveen High Yield Municipal Bond Fund

For the abbreviated reporting period ended March 31, 2017, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV lagged the S&P Municipal Yield Index. The Fund did, however, slightly outpace the Lipper High Yield Municipal Debt Funds Classification Average.

Even as the Fund’s results fell short of the benchmark, we were pleased to achieve modestly positive returns in a generally inhospitable environment for high yield municipal bonds. During the reporting period, the combination of rising interest rates and widening credit spreads posed a significant challenge for funds such as ours, which focuses on longer duration, lower rated securities. Through credit selection and the generally high level of income provided by our portfolio, the Fund was able to gain modestly for the abbreviated reporting period.

We attribute the Fund’s underperformance relative to the benchmark to three main factors. First, the index includes significant exposure to strong performing Puerto Rico bonds. These securities rose in conjunction with the election of a new territorial governor, who campaigned on a platform of accommodating the needs of bondholders. Despite the market’s near-term optimism about Puerto Rico’s debt, we did not see any changes in the U.S. territory’s underlying credit challenges and continued to avoid owning Puerto Rican bonds in the Fund. We continued to see this as a prudent long-term strategy, even as it weighed on the Fund’s near-term performance.

Second, the Fund, along with the market, benefited from the significant rally in tobacco securitization bonds. As of the end of the reporting period, the Fund’s allocation to this strong performing category was about 10%, up from roughly 8% at the start of the reporting period but still well below the index weighting in the category. Our smaller relative exposure to tobacco bonds thus posed a relative performance negative.

Third, our duration and credit positioning left the Fund at a relative disadvantage. Specifically, our duration was longer than that of the index, leaving the Fund more vulnerable to the effects of rising interest rates. Also, while the index entirely consists of bonds rated below investment-grade, the Fund has exposure to investment grade rated debt. Given that lower rated bonds generally outperformed higher rated issues over the course of the abbreviated reporting period, such positioning provided a headwind for relative performance.

On the positive side, we saw strong contributions from a number of individual portfolio holdings. Not surprisingly, given the strength of bonds in the tobacco sector, various positions in California Golden State Tobacco bonds added to results. Investment in Chicago Board of Education bonds issued for the Chicago Public Schools contributed. These high yielding securities, originally purchased at a deep discount, saw their credit spreads narrow and prices rally this reporting period, as investors became more confident in the issuer’s financial position. Our investment in bonds for All Aboard Florida (AAF), a passenger rail project connecting Miami and Orlando, also contributed, as the securities gained in price. We saw good results from a number of our economically sensitive, corporate-backed industrial development revenue bonds. Recovering steel prices boosted the returns of the Fund’s holdings in bonds of steel manufacturers AK Steel Holding Corporation and U.S. Steel Corporation, while our investment in the debt of Navistar International Corporation, a manufacturer of heavy trucks, also added value.

Impact of Nuveen High Yield Municipal Bond Fund Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where

NUVEEN	7

Portfolio Managers’ Comments (continued)

short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of March 31, 2017 the effective leverage was 19.6%, which is within our expected range and regularly monitored.

The Fund’s use of leverage through inverse floating rate securities had a negligible impact on performance over this reporting period.

Nuveen Short Duration High Yield Municipal Bond Fund

For the abbreviated reporting period March 31, 2017, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Short Duration Municipal Yield Index, which has 80% of its market value in bonds rated BBB/Baa or lower. The Fund also lagged the Lipper High Yield Municipal Debt Funds Classification Average. Note that the Lipper average includes bonds across the entire yield curve, while the Fund focuses on short-duration investments.

The Fund’s relative underperformance came amid a particularly difficult market backdrop for short duration, high yield bonds, which generally lagged their longer duration, lower yielding counterparts. Essentially all of the Fund’s relative underperformance during this reporting period occurred in the fourth quarter of 2016, which was a difficult stretch for municipal bond investors.

Exposure to short-duration industrial development revenue (IDR), hospital and tobacco bonds particularly hampered results. We regularly invest in all three of these sectors and were overweighted in IDR and hospital bonds (we were neutrally positioned in the tobacco sector). Unfortunately, because of these bonds’ liquidity characteristics, they were among the first high yield bonds to be sold by institutional investors seeking to generate proceeds to fund shareholder redemptions. The selling pressure pushed down their prices, and these bonds’ weaker results thus weighed on the Fund’s performance relative to the index.

Another performance challenge was the Fund’s lack of exposure to Puerto Rico bonds. Debt affiliated with this U.S. territory performed extremely well due to Congress’ passage of financial reform legislation last summer. Despite these measures, we did not see any fundamental change in Puerto Rico’s underlying credit quality and we saw significant downside in the island’s bonds. We thus continued to avoid investing in these territorial issues and believe that this strategy, though costly to relative performance during the reporting period, is a prudent long-term approach.

The Fund’s credit rating positioning modestly contributed to performance, with both an overweighting in non-rated bonds and an underweighting in BBB rated debt adding to results. Also contributing was exposure to the general obligation bonds of the City of Chicago, as well as Chicago Board of Education bonds for the Chicago Public Schools. As the market became more comfortable with these issuers’ financial position, their high yielding bonds gained in value.

The main detractor from performance this reporting period came from the Fund’s modest exposure to FirstEnergy Solutions. The debt of this investor-owned utility, a subsidiary of FirstEnergy Corporation, lagged the index early in the reporting period, primarily due to the fact that the price of electricity, a main area of business focus for FirstEnergy Solutions, dropped as natural gas prices fell. But the bonds suffered steep losses in November 2016 when company management raised the specter of a restructuring or bankruptcy as part of its plan to exit the competitive power generation business within 18 months. These securities staged a partial comeback in the final months of the reporting period, in part because of the overall municipal market’s strength. We continue to monitor and assess developments closely and, based on our view that there is a reasonable possibility that the bonds rebound further, we have maintained our exposure to FirstEnergy Solutions.

Nuveen Strategic Municipal Opportunities Fund

For the abbreviated reporting period ended March 31, 2017, the Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index as well as the Lipper General & Insured Municipal Debt Funds Classification Average.

8	NUVEEN

Duration positioning, or sensitivity to changes in interest rates, was the biggest factor behind the Fund’s underperformance relative to the benchmark. In the first half of the reporting period, the portfolio was positioned for steady but manageable economic growth and interest rates rising at a measured pace. Following the November 2016 elections, however, municipal bond investors began to anticipate an expansionary fiscal policy leading to higher inflation and a faster pace of rate hikes. It soon became clear that the Fund, with its longer duration, was positioned sub-optimally for such conditions.

The relative youth of the portfolio’s holdings added to the challenging performance this reporting period. In light of the Fund’s 2014 inception, many of the bonds we purchased are newer issues with longer-term call dates, attributes that made the securities more vulnerable to rising rates than comparable bonds issued longer ago.

Sector positioning was a bright spot during the reporting period. An overweighting in the tobacco sector proved beneficial in light of the sector’s strong results. In this category, our position in California Golden State Tobacco bonds was especially helpful. An overweighting in corporate-backed debt also added value, especially investments in the All Aboard Florida (AAF) rail project and bonds issued for U.S. Steel Corporation, the latter of which benefited from rising steel prices. Chicago Board of Education bonds for the Chicago Public Schools contributed, as did our allocation to multifamily housing bonds, which benefited from their relatively defensive characteristics.

The Fund’s exposure to high yield bonds contributed, as these lower rated issues generally outperformed their higher grade counterparts amid narrowing credit spreads. At the same time, our exposure to highly rated, lower coupon issues detracted, given that these securities tend to be more sensitive to interest rate changes.

Of final note, the Fund’s Treasury futures contributed to performance. We employed these derivative securities to hedge the portfolio’s duration while enabling us to continue to own positions we otherwise found attractive. This positive impact, however, was partly offset by the Fund’s tender option bonds and leverage positions, which added to duration and therefore were negative factors in light of rising rates.

What strategies were used to manage these Funds during the abbreviated reporting period ended March 31, 2017?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management (NAM). Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

As we look back on the eleven-month reporting period, we can divide it into three parts. First, from May through October 2016, in a strong environment for municipal bonds, the Fund experienced steady shareholder inflows. Accordingly, keeping the portfolio fully invested was our priority, and we were successful in doing so during this stretch.

From October through the end of 2016, and especially after the November 2016 elections, when concern grew about tax policies that would be unfavorable for municipal bond investors, the high yield municipal market dramatically shifted.

Record investment outflows accompanied a sharp market decline, in our opinion driven primarily by technical issues rather than fundamental factors. The Fund, too, experienced significant outflows, and we were selling bonds to generate the proceeds needed to finance these transactions. At the same time, given our view that the market sell-off reflected a short-term overreaction on the part of investors, we were simultaneously taking advantage of opportunities to buy available high yield bonds that had fallen in price and that we believed were offering particular value.

During this time, many of our new purchases consisted of lower rated, higher yielding bonds for issuers whose debt is less widely found in the marketplace. To fund these purchases, we tended to sell relatively liquid, lower yielding bonds in the portfolio that were in demand by investors and would be easier to replace should we wish to reacquire the securities in the future.

Then, in the first quarter of 2017, market conditions again turned more favorable. Investors began to reassess their earlier pessimism about the municipal bond market and concluded that bond prices may have fallen too far, too quickly. As inflows returned to the

NUVEEN	9

Portfolio Managers’ Comments (continued)

market and Fund, our priority returned to putting these assets to work and finding attractively valued high yield bonds to add to the portfolio.

As a result of our purchase and sale activity, the Fund’s exposure to bonds with below investment grade credit ratings significantly increased, a reflection of growing number of opportunities we were seeing in this tier of the market during the fourth quarter 2016 sell-off. Our allocation to transportation bonds dropped, as did the Fund’s exposure to health care. These weighting changes reflected fewer high yield opportunities coming to market during the reporting period.

During the current reporting period, the Fund continued to invest in forward interest rate swaps as a duration management tool, which had a negligible impact on performance. The Fund also managed the duration of its portfolio by shorting interest rate futures contracts. The interest rate futures had a negligible impact on performance during the reporting period.

During the current reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swap contracts had a negligible impact on the Fund’s performance during the reporting period.

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted-average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through the use of inverse floating rate securities.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk. Consistent with this mandate the Fund’s duration remained relatively stable and close to 4 years throughout the reporting period.

In light of their significant underperformance during the market’s sell-off in late 2016, we continued to maintain overweightings among hospital and corporate-backed industrial development revenue bonds. We saw good long-term fundamental value in both areas and believed that their underperformance was likely due to temporary factors. In fact, this view turned out to be accurate, as market conditions rebounded in early 2017 and the Fund made back a portion of the losses it had previously incurred.

Many of the most attractive buying opportunities during this reporting period were occurring simultaneously with shareholder outflows. To fund these purchases, we were selling some of the portfolios more highly rated, lower yielding credits. Liquidating these holdings while selectively adding higher yielding bonds enabled us to improve the portfolio’s yield and support the Fund’s dividend. It also enabled us to realize tax losses that we will be able to apply against future capital gains in the portfolio.

In addition, we used the Fund’s dedicated line of credit as a source of funds to take advantage of the long-term values we were seeing in the marketplace. With this credit line, we were able to meet the Fund’s redemption needs without being forced to sell securities we otherwise found attractive. Early in 2017, once demand in the marketplace improved, and outflows turned to inflows, we were able to pay off this line of credit.

Despite these changes, we maintained the portfolio’s basic structure, continuing to overweight the sectors where we believed we could continue to apply Nuveen’s research resources to provide strong value for shareholders. In addition to overweightings in the health care and industrial development revenue categories, we also continued to favor charter school and land-secured debt.

At the end of the reporting period, we remained optimistic about the Fund’s positioning and performance potential, especially in light of our recent bond swaps and purchases of higher yielding debt, which have increased the portfolio’s average embedded yield. In addition, by taking advantage of opportunities to increase the Fund’s exposure to lower rated issues, we think the Fund would be well positioned to benefit from the potential tightening of credit spreads.

During the current reporting period, the Fund continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio. The forward interest rate swaps had a positive impact on performance during the reporting period. The Fund also managed

10	NUVEEN

the duration of its portfolio by shorting interest rate futures contracts. The interest rate futures had a negligible impact on performance during the reporting period.

At various times during the period, the Fund used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread. From time to time the Fund may also use credit default swaps to purchase credit protection on certain credits, however this was not done during the reporting period. The use of credit default swap contracts had a negligible impact on the Fund’s performance during the reporting period.

Nuveen Strategic Municipal Opportunities Fund

The Nuveen Strategic Municipal Opportunities Fund has latitude, within its prospectus limits, to take advantage of changing market opportunities across the municipal bond landscape. The Fund is able to invest across any credit quality or maturity range, and may utilize derivative strategies or leverage.

Many of these tools are available to managers of other Nuveen municipal bond funds, but not to the same degree. With this flexibility, we are able to respond quickly to the opportunities we believe are in our shareholders’ best interests.

Particularly in the second half of the reporting period, our management focus was to shorten duration to make the Fund less interest rate sensitive. We were implementing this strategy patiently and selectively, as the municipal bond market’s fourth quarter 2016 sell-off was violent and quick. While wishing to make the Fund less vulnerable to rising interest rates, we also wanted to implement the change deliberately so as to avoid being vulnerable to an equally rapid rebound. In fact, as market conditions bounced back in the first quarter of 2017, our deliberate approach to managing the Fund’s duration helped us regain more of the losses we had incurred during the market’s earlier downturn.

As the reporting period progressed, given the uncertainty of the political and economic backdrop following the November 2016 elections, we deemphasized the Fund’s duration positioning as a potential source of alpha (outperformance relative to the benchmark) and looked increasingly to sector and security selection as better levers to drive the Fund’s results. Our approach involved selectively selling duration sensitive bonds benefiting from strong demand on the part of individual investors, while increasingly reinvesting the proceeds in higher coupon, shorter maturity bonds, in which the Fund had been previously underweighted. At the end of the reporting period, the Fund’s duration remained longer than that of the benchmark, although less so than earlier in the reporting period.

Throughout the reporting period we remained consistently overweighted in tobacco and land-backed bonds, two areas where we continued to see good potential. We reduced our exposure to California-issued bonds, which were a source of funds for our purchases during this reporting period and whose liquidity helped us gain favorable pricing. As a result of purchase and sale activity, the Fund’s exposure to highly rated bonds went down, while we meaningfully added to the Fund’s allocation to lower investment and below investment grade debt during the reporting period.

At various times during the period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swaps had a negative impact on the Fund’s performance during the reporting period.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund’s shares.

NUVEEN	11

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Strategic Municipal Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of

12	NUVEEN

the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2017, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	13

THIS PAGE INTENTIONALLY LEFT BLANK

14	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow, on a typically transient basis, in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

NUVEEN	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.21%	1.48%	6.91%	3.26%
Class A Shares at maximum Offering Price	(4.00)%	(2.77)%	6.00%	2.81%
S&P Municipal Yield Index	2.87%	3.71%	5.69%	4.62%
Lipper High Yield Municipal Debt Funds Classification Average	0.19%	1.16%	4.77%	3.49%

Class C2 Shares	(0.30)%	0.86%	6.33%	2.69%
Class I Shares	0.40%	1.68%	7.13%	3.45%

	Cumulative	Average Annual
	11-Month	1-Year	Since Inception
Class C Shares	(0.53)%	0.65%	6.48%
Class R6 Shares	N/A	N/A	(2.81)%

Since inception returns for Class C Shares are from 2/10/14. Since inception returns for Class R6 Shares are from 6/30/16 and are not annualized. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.83%	1.62%	1.38%	0.60%	0.63%

Effective Leverage Ratio as of March 31, 2017

Effective Leverage Ratio	19.59%

N/A – Not Applicable

16	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	Since Inception
Class A Shares at NAV	(0.80)%	0.06%	3.04%
Class A Shares at maximum Offering Price	(3.28)%	(2.44)%	2.42%
S&P Short Duration Municipal Yield Index	1.67%	2.23%	3.20%
Lipper High Yield Municipal Debt Funds Classification Average	0.19%	1.16%	3.39%

Class C Shares	(1.46)%	(0.67)%	3.17%
Class C2 Shares	(1.32)%	(0.50)%	2.49%
Class I Shares	(0.64)%	0.24%	3.25%

Since inception returns for Class A, Class C2, and Class I Shares, and the index and Lipper average, are from 2/01/13. Since inception returns for Class C Shares are from 2/10/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%

Effective Leverage Ratio as of March 31, 2017

Effective Leverage Ratio	1.50%

18	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Strategic Municipal Opportunities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2017

	Cumulative	Average Annual
	11-Month	1-Year	Since Inception
Class A Shares at NAV	(1.74)%	(0.37)%	2.92%
Class A Shares at maximum Offering Price	(4.69)%	(3.36)%	1.56%
S&P Municipal Bond Index	(0.15)%	0.55%	2.39%
Lipper General & Insured Municipal Debt Funds Classification Average	(0.81)%	(0.06)%	1.92%

Class C Shares	(2.56)%	(1.27)%	2.08%
Class I Shares	(1.68)%	(0.30)%	3.09%

Since inception returns are from 12/16/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 ($1 million prior to November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.24%	1.94%	0.92%
Net Expense Ratios	0.81%	1.61%	0.61%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to September 30, 2018 only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of March 31, 2017

Effective Leverage Ratio	1.63%

20	NUVEEN

Growth of an Assumed $10,000 Investment as of March 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Yields as of March 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	5.29%	4.70%	4.96%	5.71%	5.70%
SEC 30-Day Yield	4.70%	4.11%	4.36%	5.14%	5.11%
Taxable-Equivalent Yield (28.0%)[2]	6.53%	5.71%	6.06%	7.14%	7.10%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.44%	2.67%	2.98%	3.70%
SEC 30-Day Yield – Subsidized	3.46%	2.75%	3.00%	3.75%
SEC 30-Day Yield – Unsubsidized	3.46%	2.75%	3.00%	3.75%
Taxable-Equivalent Yield – Subsidized (28.0%)[2]	4.81%	3.82%	4.17%	5.21%
Taxable-Equivalent Yield – Unsubsidized (28.0%)[2]	4.81%	3.82%	4.17%	5.21%

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.74%	1.99%	3.01%
SEC 30-Day Yield – Subsidized	3.36%	2.68%	3.67%
SEC 30-Day Yield – Unsubsidized	3.19%	2.49%	3.48%
Taxable-Equivalent Yield – Subsidized (28.0%)[2]	4.67%	3.72%	5.10%
Taxable-Equivalent Yield – Unsubsidized (28.0%)[2]	4.43%	3.46%	4.83%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

22	NUVEEN

Holding

Summaries as of March 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.3%
Common Stocks	1.0%
Corporate Bonds	1.6%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	4.0%
Net Assets Plus Floating Rate Obligations	107.3%
Floating Rate Obligations	(7.3)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	6.1%
AA	19.6%
A	7.8%
BBB	10.5%
BB or Lower	24.4%
N/R (not rated)	30.8%
N/A (not applicable)	0.8%
Total	100%

Portfolio Composition

(% of total Investments)

Tax Obligation/Limited	23.1%
Health Care	13.2%
Education and Civic Organizations	12.2%
Consumer Staples	10.0%
Industrials	9.7%
Tax Obligation/General	7.2%
Transportation	4.9%
Other	19.7%
Total	100%

States and Territories

(% of total municipal bonds)

California	18.3%
Illinois	12.1%
Florida	10.6%
New York	7.5%
Colorado	7.0%
Ohio	5.2%
Texas	4.7%
Arizona	2.9%
Iowa	2.7%
Pennsylvania	2.6%
New Jersey	2.4%
Indiana	2.1%
Wisconsin	1.7%
Tennessee	1.6%
Other	18.6%
Total	100%

NUVEEN	23

Holding Summaries as of March 31, 2017 (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.7%
Common Stocks	0.0%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations	100.2%
Floating Rate Obligations	(0.2)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	2.1%
AA	4.6%
A	8.9%
BBB	23.5%
BB or Lower	29.9%
N/R (not rated)	31.0%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.6%
Health Care	13.6%
Education and Civic Organizations	12.1%
Transportation	7.2%
Utilities	7.0%
Consumer Staples	6.9%
Tax Obligation/General	6.5%
Industrials	6.4%
Long-Term Care	5.0%
Other	9.7%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.1%
Florida	10.6%
California	10.1%
New Jersey	6.5%
Pennsylvania	6.2%
Ohio	5.5%
Texas	5.3%
New York	3.8%
Massachusetts	3.1%
Colorado	2.9%
Iowa	2.5%
Alabama	2.4%
Wisconsin	2.4%
Arizona	2.2%
Michigan	1.8%
Indiana	1.7%
Other	19.9%
Total	100%

24	NUVEEN

Nuveen Strategic Municipal Opportunities Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.8%
Corporate Bonds	2.0%
Other Assets Less Liabilities	2.9%
Net Assets Plus Floating Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AA	13.9%
A	14.5%
BBB	29.5%
BB or Lower	17.9%
N/R (not rated)	24.2%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	26.0%
Health Care	12.0%
Transportation	11.4%
Materials	8.7%
Tax Obligation/General	7.9%
Industrials	7.6%
Utilities	6.8%
Education and Civic Organizations	6.5%
Consumer Staples	5.5%
Other	7.6%
Total	100%

States and Territories

(% of total municipal bonds)

California	23.5%
New York	8.8%
Illinois	7.4%
Colorado	6.4%
Texas	4.9%
Iowa	4.6%
Louisiana	4.6%
South Carolina	4.4%
Florida	3.3%
Wisconsin	2.9%
Michigan	2.7%
Guam	2.7%
Ohio	2.7%
New Jersey	2.7%
Other	18.4%
Total	100%

NUVEEN	25

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2017.

The beginning of the period is October 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$965.00	$960.90	$961.70	$965.40	$966.00
Expenses Incurred During the Period	$3.97	$7.87	$6.70	$2.84	$2.99
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.10	$1,022.04	$1,021.89
Expenses Incurred During the Period	$4.08	$8.10	$6.89	$2.92	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.37%, 0.58% and 0.61% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

26	NUVEEN

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$971.20	$967.10	$968.30	$972.10
Expenses Incurred During the Period	$4.08	$7.99	$6.77	$3.10
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.79	$1,016.80	$1,018.05	$1,021.79
Expenses Incurred During the Period	$4.18	$8.20	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.63%, 1.38% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$954.70	$950.70	$954.70
Expenses Incurred During the Period	$3.90	$7.78	$2.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,021.94
Expenses Incurred During the Period	$4.03	$8.05	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60% and 0.60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NUVEEN	27

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and Shareholders of

Nuveen High Yield Municipal Bond Fund,

Nuveen Short Duration High Yield Municipal Bond Fund and

Nuveen Strategic Municipal Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund (separate portfolios of Nuveen Municipal Trust, hereafter referred to as the “Funds”) as of March 31, 2017, the results of each of their operations for the period from May 1, 2016 to March 31, 2017 and the year ended April 30, 2016, the changes in each of their net assets for the period from May 1, 2016 to March 31, 2017 and each of the two years or periods presented in the period ended April 30, 2016 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

May 25, 2017

28	NUVEEN

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 102.9%

	MUNICIPAL BONDS – 100.3%

	Alabama – 1.2%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	$12,793,120

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	4/17 at 100.00	B3	9,999,800

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	4/17 at 100.00	B3	3,864,923

10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	10,045,300

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Methodist Home for the Aging, Refunding Series 2015-1:
1,350	5.750%, 6/01/35	6/26 at 100.00	N/R	1,392,566
2,500	5.750%, 6/01/45	6/26 at 100.00	N/R	2,551,525

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
3,425	5.125%, 4/01/17 – AMBAC Insured	No Opt. Call	B1	3,433,597
1,900	5.125%, 4/01/19 – AMBAC Insured	4/17 at 100.00	B1	1,906,783

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	AA	13,035,595
5,000	0.000%, 10/01/42 – AGM Insured	10/23 at 105.00	AA	3,968,900
2,520	0.000%, 10/01/46 – AGM Insured (5)	10/23 at 105.00	AA	1,996,520
10,000	0.000%, 10/01/50 – AGM Insured	10/23 at 105.00	AA	7,917,700

34,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BBB–	39,878,014

31,835	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	31,790,431

10,000	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (Alternative Minimum Tax)	11/22 at 100.00	BBB	10,082,100
7,760	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	5,435,647
167,325	Total Alabama			160,092,521

	Arizona – 2.9%
1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2016-XF0393, 16.348%, 1/01/31 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	AA– (7)	1,980,790
4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2046, 16.927%, 1/01/32 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	AA– (7)	4,826,300
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
1,670	5.125%, 7/01/37	7/26 at 100.00	BB	1,702,816
2,000	5.250%, 7/01/47	7/26 at 100.00	BB	2,043,680
10,325	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41	7/27 at 100.00	N/R	10,417,306

NUVEEN	29

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
$655	5.000%, 7/15/29	7/24 at 100.00	N/R	$676,320
650	5.000%, 7/15/33	7/24 at 100.00	N/R	666,309
750	5.000%, 7/15/38	7/24 at 100.00	N/R	759,540

1,072	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39	7/24 at 100.00	N/R	1,086,676

2,100	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39	7/25 at 100.00	N/R	2,001,468

352	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	4/17 at 100.00	N/R	353,081

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	Ba1	3,456,570

4,540	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	BB+	4,530,829

475	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016, 5.250%, 7/15/40	7/26 at 100.00	BBB–	503,253

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	4/17 at 100.00	N/R	413,637

1,685	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts Project, Series 2008, 7.250%, 7/01/48	11/19 at 100.00	N/R	1,781,837

5,365	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,963,090

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
1,880	5.000%, 7/01/35	7/25 at 100.00	BB	1,903,350
3,130	5.000%, 7/01/46	7/25 at 100.00	BB	3,143,459

13,105	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42 (4)	7/22 at 100.00	N/R	4,586,750

640	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.000%, 7/01/32	7/21 at 100.00	BB+	688,749

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34	7/24 at 100.00	Ba1	3,365,100
10,000	6.750%, 7/01/44	7/24 at 100.00	Ba1	11,315,300

3,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Ba1	3,009,840

5,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	Ba1	5,015,250

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	2,853,802
4,225	7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	5,036,454

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015:
$650	5.000%, 7/01/35	7/25 at 100.00	BBB–	$670,339
1,195	5.000%, 7/01/45	7/25 at 100.00	BBB–	1,219,199

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014:
21,375	5.000%, 2/01/29	2/24 at 100.00	B+	20,623,883
18,375	5.125%, 2/01/34	2/24 at 100.00	B+	17,382,199
24,530	5.375%, 2/01/41	2/24 at 100.00	B+	23,511,024

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A	5,371,000

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337:
2,080	15.807%, 6/01/34 (IF) (6)	6/22 at 100.00	A	2,904,262
1,500	14.849%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,945,200
375	14.849%, 6/01/42 (IF) (6)	6/22 at 100.00	A	486,300
1,265	14.849%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,640,452
975	14.832%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,264,000
775	14.828%, 6/01/42 (IF) (6)	6/22 at 100.00	A	1,004,648

9,425	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	8,653,375

6,395	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	5,807,427

4,690	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	4/17 at 100.00	Baa2	4,697,598

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	3,606,178

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,081,400
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,956,114

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,305	6.000%, 7/01/33	7/20 at 102.00	BB	1,273,067
2,110	5.700%, 7/01/35	7/20 at 102.00	BB	1,964,178
1,330	6.000%, 7/01/43	7/20 at 102.00	BB	1,255,959
800	6.000%, 7/01/48	7/20 at 102.00	BB	747,592

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
2,870	6.000%, 6/15/37	6/26 at 100.00	N/R	2,853,096
4,865	6.125%, 6/15/47	6/26 at 100.00	N/R	4,850,064

1,895	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	1,962,083

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
3,445	5.250%, 7/01/36	7/26 at 100.00	BB	3,119,206
5,700	5.375%, 7/01/46	7/26 at 100.00	BB	5,075,109
6,830	5.500%, 7/01/51	7/26 at 100.00	BB	6,074,329

NUVEEN	31

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
$1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	$1,978,891
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,717,442

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	9,846,646

2,660	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	2,514,817

7,825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (7)	8,953,130

2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	N/R	2,149,178

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
525	7.000%, 1/01/22	No Opt. Call	B	517,755
4,275	7.375%, 1/01/32	1/22 at 100.00	B	3,989,345
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,069,955

5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34	6/25 at 100.00	BB	5,546,643

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,190	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (7)	1,311,559
2,750	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (7)	3,036,770

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (7)	3,006,420

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Tender Option Bond Trust 2015-XF0087, 12.987%, 9/01/29 (IF)	3/18 at 100.00	AA	3,510,840

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
450	6.625%, 12/01/17	No Opt. Call	B–	449,559
14,560	7.000%, 12/01/27	12/17 at 102.00	B–	13,462,321

19,225	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B+	20,721,282

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	BBB+	67,785
80	5.250%, 12/01/28	No Opt. Call	BBB+	93,983
26,530	5.500%, 12/01/37	No Opt. Call	BBB+	29,192,284

4,425	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	A+	4,453,674

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,163,063
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,379,360

1,200	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	Baa3	1,254,360

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
$7,287	5.750%, 7/01/22	4/17 at 100.00	N/R	$7,097,101
9,965	6.000%, 7/01/30	4/17 at 100.00	N/R	9,453,696

4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Series 2012, 5.125%, 3/01/42	9/22 at 100.00	BB+	4,362,221

	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011:
3,090	7.625%, 3/01/31	3/21 at 100.00	BB+	3,463,365
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,062,190

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,254,870
378,256	Total Arizona			377,161,342

	California – 18.4%

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	AA	527,236
5,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	AA	2,605,955
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,938,854

1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	2,161,104

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
10,075	5.000%, 3/01/41	3/26 at 100.00	Ba3	9,660,918
13,900	5.000%, 3/01/46	3/26 at 100.00	Ba3	13,276,028

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, School Facilities Improvement District 1, Tender Option Bond Trust 2016-XG0071, 14.602%, 8/01/47 (IF) (6)	8/23 at 100.00	A+	4,819,180

1,000	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	4/17 at 100.00	N/R	1,000,710

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	8/17 at 100.00	N/R	255,898

7,130	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	7,158,591

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42 (5)	5/40 at 100.00	Aa2	952,493
11,860	0.000%, 5/01/47 (5)	5/40 at 100.00	Aa2	6,600,683

	Bakersfield City School District, Kern County, California, General Obligation Refunding Bonds, Series 2017A:
4,890	4.000%, 11/01/42 (WI/DD, Settling 4/06/17) (UB)	11/26 at 100.00	Aa2	4,940,367
3,750	4.000%, 11/01/46 (WI/DD, Settling 4/06/17) (UB)	11/26 at 100.00	Aa2	3,776,663

19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2014S-6, 5.000%, 10/01/54 (UB) (6)	10/24 at 100.00	AA–	21,251,716

NUVEEN	33

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179:
$1,085	15.271%, 4/01/31 (Pre-refunded 4/01/17) (IF) (6)	4/17 at 100.00	AA (7)	$1,085,000

1,250	17.319%, 4/01/43 (Pre-refunded 4/01/18) (IF) (6)	4/18 at 100.00	AA (7)	1,482,350
1,000	15.819%, 4/01/47 (Pre-refunded 4/01/18) (IF) (6)	4/18 at 100.00	AA (7)	1,170,960
1,250	15.819%, 4/01/47 (Pre-refunded 4/01/18) (IF) (6)	4/18 at 100.00	AA (7)	1,463,700

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,092,629

2,875	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	3,082,891

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	4/17 at 100.00	N/R	1,054,631

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,097,150

1,595	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,692,758

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	4/17 at 100.00	N/R	1,001,790

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	4/17 at 101.00	N/R	820,364
2,315	5.650%, 9/01/30	4/17 at 101.00	N/R	2,234,716

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	4/17 at 100.00	N/R	845,125
2,065	5.500%, 9/01/35	4/17 at 100.00	N/R	2,034,355

2,165	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,613,242

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,969,900

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,500	5.650%, 6/01/41	12/18 at 100.00	B2	1,526,940
1,175	5.700%, 6/01/46	12/18 at 100.00	B2	1,176,575

2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	4/17 at 100.00	B1	1,954,400

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	4/17 at 100.00	B–	6,823,670

50,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	6/17 at 19.32	N/R	7,283,500

20,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B, 5.000%, 11/15/46 (UB) (6)	11/26 at 100.00	AA–	22,276,600

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
2,500	17.718%, 11/15/40 (IF) (6)	11/21 at 100.00	AA	3,971,000
1,500	17.718%, 11/15/40 (IF) (6)	11/21 at 100.00	AA	2,382,600
4,000	16.712%, 11/15/40 (IF) (6)	11/21 at 100.00	AA	6,028,160

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
$3,810	5.000%, 2/01/42 (UB) (6)	2/27 at 100.00	A+	$4,218,318
6,830	5.000%, 2/01/47 (UB) (6)	2/27 at 100.00	A+	7,532,329

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Tender Option Bond Trust 2015-XF1002:
1,250	14.608%, 4/01/42 (IF) (6)	4/22 at 100.00	AA–	1,706,250
605	14.582%, 4/01/42 (IF) (6)	4/22 at 100.00	AA–	825,365

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 2015-XF0152:
540	15.320%, 8/15/43 (IF) (6)	8/24 at 100.00	AA	754,407
1,250	15.341%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	1,739,950

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
465	18.573%, 10/01/33 (IF) (6)	10/24 at 100.00	AA–	779,191
460	18.608%, 10/01/38 (IF) (6)	10/24 at 100.00	AA–	740,411
3,150	18.720%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	4,674,758
2,000	18.720%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	2,968,100
2,000	18.720%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	2,968,100
845	18.659%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,252,569

1,020	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034, 18.778%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,513,731

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,971,134

3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (6)	8/25 at 100.00	AA	3,664,498

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
1,800	18.845%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	2,630,520
1,610	18.835%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	2,352,435

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
2,000	15.372%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	2,738,240
2,385	15.368%, 8/15/51 (IF) (6)	8/22 at 100.00	AA	3,265,089

4,690	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41 (UB)	11/25 at 100.00	AA–	5,202,148

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2221:
2,500	19.572%, 8/15/42 (IF)	8/20 at 100.00	AA–	3,853,900
2,000	19.572%, 8/15/42 (IF)	8/20 at 100.00	AA–	3,083,120

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XG0048:
2,500	19.217%, 8/15/42 (IF) (6)	8/20 at 100.00	AA–	3,853,900
2,500	19.217%, 8/15/42 (IF) (6)	8/20 at 100.00	AA–	3,853,900

4,320	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 2016-XF2308, 8.650%, 2/01/30 (Alternative Minimum Tax) (IF) (6)	6/17 at 100.00	AA–	4,332,528

1,015	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	AA+	1,069,039

1,500	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 5.250%, 10/01/45	10/22 at 102.00	BBB– (7)	1,557,405

NUVEEN	35

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$17,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39 (Pre-refunded 2/01/19)	2/19 at 100.00	A– (7)	$18,643,800

1,425	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A, 5.000%, 6/15/46	6/26 at 100.00	BB+	1,372,432

4,000	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,281,160

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BBB–	2,045,160

1,195	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	BB	1,207,261

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
2,750	5.250%, 8/01/42	8/22 at 100.00	BB	2,810,555
675	5.300%, 8/01/47	8/22 at 100.00	BB	689,843

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.000%, 6/01/34	6/22 at 102.00	N/R	2,214,074

495	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Taxable Series 2014B , 7.250%, 6/01/18	No Opt. Call	N/R	495,639

1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49	8/24 at 100.00	BB–	1,718,926

925	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45	8/26 at 100.00	N/R	923,048

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
870	6.750%, 10/01/28	10/18 at 100.00	N/R	892,690
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,025,800

1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R (7)	1,387,754

8,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,479,675

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,683,500

7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	8,737,776

2,225	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB	2,419,888

3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	10/21 at 100.00	BB+	3,238,012

	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
3,000	5.000%, 11/01/36	11/26 at 100.00	N/R	3,045,810
3,935	5.000%, 11/01/46	11/26 at 100.00	N/R	3,959,043

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	612,385
530	6.875%, 1/01/42	1/22 at 100.00	N/R	571,155

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	$1,234,812

625	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014B, 5.500%, 1/01/19	No Opt. Call	N/R	621,900

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	586,215
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	AA (7)	1,232,514

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
2,500	5.250%, 11/01/36	11/26 at 100.00	BBB–	2,757,125
1,170	5.250%, 11/01/47	11/26 at 100.00	BBB–	1,272,796

1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB–	1,171,561

7,650	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A, 5.000%, 2/01/47	2/27 at 100.00	A–	8,357,396

3,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/23 at 102.00	N/R	3,377,780

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
18,955	5.000%, 7/01/37 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	19,734,051
12,940	5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	13,431,591

1,700	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47 (WI/DD, Settling 4/06/17)	7/27 at 100.00	Ba2	1,783,215

	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A:
4,350	5.000%, 7/01/36	7/26 at 100.00	BB+	4,312,503
2,360	5.000%, 7/01/46	7/26 at 100.00	BB+	2,290,120

	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A:
2,755	5.000%, 6/01/42	6/26 at 100.00	N/R	2,575,374
1,025	5.000%, 6/01/52	6/26 at 100.00	N/R	929,398

	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
2,010	5.000%, 6/01/42	6/26 at 100.00	N/R	1,892,013
1,100	5.000%, 6/01/52	6/26 at 100.00	N/R	1,005,224

	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A:
5,915	5.750%, 6/01/42	6/26 at 100.00	N/R	5,429,852
5,065	5.875%, 6/01/52	6/26 at 100.00	N/R	4,622,319

	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A:
2,525	5.000%, 6/01/42	6/26 at 100.00	N/R	2,482,227
2,930	5.000%, 6/01/52	6/26 at 100.00	N/R	2,812,829

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	1,027,730

NUVEEN	37

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A, 5.000%, 6/01/34	6/26 at 100.00	N/R	$718,611

11,770	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47 (4)	6/20 at 102.00	N/R	5,885,589

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34	6/24 at 100.00	BB+	1,295,556
2,390	6.000%, 6/01/44	6/24 at 100.00	BB+	2,583,064

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34	2/24 at 100.00	BB–	2,200,890
4,960	6.750%, 8/01/44	2/24 at 100.00	BB–	5,509,618

2,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35	7/25 at 100.00	BBB	1,878,700

1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45	11/24 at 100.00	N/R	1,402,505

690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB–	720,208

	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
1,280	5.750%, 7/01/41	7/26 at 100.00	BB+	1,307,482
1,250	6.000%, 7/01/51	7/26 at 100.00	BB+	1,273,400

10,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 5.000%, 8/01/46 (UB)	8/26 at 100.00	AA–	11,381,400

10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 15.108%, 9/01/32 (IF) (6)	9/23 at 100.00	AA–	16,375,155

	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039:
125	14.909%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	193,875
815	14.868%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	1,262,680
1,570	14.845%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	2,430,925
15,725	14.909%, 4/01/43 (IF) (6)	4/23 at 100.00	AA–	22,768,536
1,250	15.270%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,906,400

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 17.100%, 3/01/40 – AGM Insured (IF) (6)	3/20 at 100.00	AA	6,536,340

	California State, General Obligation Bonds, Various Purpose Series 2015:
1,500	5.000%, 3/01/45 (UB) (6)	3/25 at 100.00	AA–	1,681,890
14,520	5.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	16,361,281
3,055	4.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	3,131,100

10,000	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/45 (UB) (6)	9/26 at 100.00	AA–	11,400,900

1,250	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1037, 15.371%, 8/01/35 (IF) (6)	8/24 at 100.00	AA–	1,938,950

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
2,500	14.887%, 11/01/43 (IF) (6)	11/23 at 100.00	AA–	3,718,200
1,875	14.878%, 11/01/43 (IF) (6)	11/23 at 100.00	AA–	2,788,031
725	14.887%, 5/01/44 (IF) (6)	5/24 at 100.00	AA–	1,086,659
750	11.346%, 11/01/44 (IF) (6)	11/24 at 100.00	AA–	818,940

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
$34,785	5.250%, 12/01/44	12/24 at 100.00	BB+	$36,945,148
96,620	5.500%, 12/01/54	12/24 at 100.00	BB+	103,661,670

110,734	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB	117,508,658

1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	11/20 at 102.00	N/R	1,542,495

2,725	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.250%, 7/01/42 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (7)	2,755,684

1,000	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 5.625%, 6/01/33 (Pre-refunded 6/01/17)	6/17 at 102.00	Aaa	1,028,110

1,950	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	Aaa	2,192,366

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	2,945,165

1,385	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (7)	1,640,574

	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
225	6.000%, 10/01/29	10/19 at 100.00	BBB+	244,242
4,650	6.250%, 10/01/39	10/19 at 100.00	BBB+	5,066,501

440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 18.063%, 11/15/49 – AGM Insured (IF) (6)	11/24 at 100.00	AA	679,382

	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
7,210	5.000%, 6/01/36	6/26 at 100.00	N/R	7,237,110
8,150	5.000%, 6/01/46	6/26 at 100.00	N/R	8,063,040

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 16.522%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (7)	3,404,016

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,056,020

500	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31 (Pre-refunded 7/15/17)	7/17 at 100.00	AA+ (7)	506,315

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,239,326

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A:
3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	3,200,673
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,277,872

NUVEEN	39

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	$1,608,465

1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	2,100,092

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,650	5.000%, 9/02/35	9/25 at 100.00	N/R	3,846,297
1,200	5.000%, 9/02/40	9/25 at 100.00	N/R	1,254,744

4,070	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,296,007

1,250	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	1,302,888

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B:
1,690	5.000%, 9/02/36	9/26 at 100.00	N/R	1,773,199
2,190	5.000%, 9/02/46	9/26 at 100.00	N/R	2,273,242

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,576,643

135	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	133,098

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,754,600

530	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39 (Alternative Minimum Tax)	4/17 at 100.00	N/R	530,477

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27	11/17 at 102.00	N/R	1,027,050
6,280	5.500%, 11/01/38	11/17 at 102.00	N/R	6,399,069

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	1,427,200
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,588,310

14,335	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	14,482,507

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,360	5.750%, 7/01/30 (8)	4/17 at 100.00	CCC	6,142,170
14,960	5.500%, 7/01/35 (8)	4/17 at 100.00	CCC	14,119,697
13,000	5.500%, 7/01/39 (8)	4/17 at 100.00	CCC	11,663,080

3,235	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25 (8)	4/17 at 100.00	CCC	3,178,517

15,955	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46 (UB) (6)	11/25 at 100.00	AA–	17,609,853

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF2186, 16.422%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	7,930,468

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2351, 16.712%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	7,517,798

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	$1,039,460

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
980	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	1,020,356
155	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	161,691

450	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 (Pre-refunded 9/01/18) – AMBAC Insured	9/18 at 100.00	N/R (7)	476,852

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2015-XF0229, 15.413%, 8/01/38 (IF)	8/23 at 100.00	Aa1	3,824,100

665	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos Improvement Area 1, Refunding Series 2017, 5.000%, 9/01/37	9/24 at 103.00	N/R	712,388

855	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos, Refunding Series 2017, 5.000%, 9/01/34	9/24 at 103.00	N/R	922,938

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B, 5.000%, 9/01/35	9/23 at 100.00	N/R	528,615

1,250	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014, 5.000%, 9/01/45	9/23 at 100.00	N/R	1,312,863

	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2:
1,000	5.000%, 9/01/23	9/18 at 100.00	B–	896,140
2,000	5.250%, 9/01/28	9/18 at 100.00	B–	1,716,660
2,000	5.750%, 9/01/38	9/18 at 100.00	B–	1,702,000

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 216-XG0043, 15.576%, 8/01/39 (Pre-refunded 8/01/19) – AGC Insured (IF)	8/19 at 100.00	AA (7)	6,808,600

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	AA–	2,164,880
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	AA–	2,829,160
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	AA–	2,674,295

3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	3,598,919

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 2016-XG0095, 15.620%, 9/01/32 – AMBAC Insured (IF) (6)	6/17 at 100.00	A+	2,654,700

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	9/17 at 100.00	N/R	3,635,559
3,000	5.000%, 9/01/36	9/17 at 100.00	N/R	3,014,190

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	7,648,680

9,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/33	No Opt. Call	BBB–	4,379,130

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
11,000	0.000%, 1/15/32 – AGM Insured (5)	1/31 at 100.00	AA	9,551,740
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	AA	2,164,900
4,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,154,210

NUVEEN	41

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Second Subordinate Capital Appreciation Series 2007C, 0.000%, 6/01/47	6/17 at 16.97	CCC	$860,400

150,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B–	152,507,860

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
38,500	5.000%, 6/01/33	6/17 at 100.00	B–	38,498,075
135,860	5.750%, 6/01/47	6/17 at 100.00	B–	135,850,490
139,094	5.125%, 6/01/47	6/17 at 100.00	B–	137,463,414

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
34,235	5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	A+	38,007,697
6,000	5.000%, 6/01/45 (UB) (6)	6/25 at 100.00	A+	6,643,200

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
925	14.549%, 6/01/34 (IF) (6)	6/25 at 100.00	A+	1,386,020
2,485	14.544%, 6/01/40 (IF) (6)	6/25 at 100.00	A+	3,580,015
690	14.533%, 6/01/40 (IF) (6)	6/25 at 100.00	A+	993,786
34,335	14.548%, 6/01/45 (IF) (6)	6/25 at 100.00	A+	49,056,818

586,105	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	6/17 at 17.48	CCC+	83,062,801

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	1,973,534

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 20.281%, 7/15/40 (Pre-refunded 7/15/21) (IF) (6)	7/21 at 100.00	Aaa	3,353,475

1,000	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/17 at 101.00	N/R	1,023,910

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,293,583
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,011,580
1,050	5.000%, 9/01/31 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,056,426
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	4,262,362

510	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	535,801

263,100	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/17 at 13.65	N/R	31,964,018

1,000	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,073,050

2,750	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/49	9/24 at 100.00	N/R	2,925,395

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014:
3,260	5.000%, 9/01/43	9/24 at 100.00	N/R	3,443,766
3,140	5.000%, 9/01/43	9/24 at 100.00	N/R	3,317,002

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A:
$1,265	5.000%, 9/01/35	9/25 at 100.00	N/R	$1,356,472
1,940	5.000%, 9/01/40	9/25 at 100.00	N/R	2,066,003

4,725	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	5,637,634

1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB–	1,146,431

260	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	275,166

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 9/01/35	9/25 at 100.00	N/R	1,070,100
4,400	5.000%, 9/01/40	9/25 at 100.00	N/R	4,661,096

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,248,605

	Lambertville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,730,250
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,150,390

1,000	Lambertville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.250%, 9/01/29	9/22 at 100.00	N/R	1,047,590

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34	8/19 at 100.00	BBB	2,219,020
1,045	6.875%, 8/01/39	8/19 at 100.00	BBB	1,157,672

1,400	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	1,585,710

645	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/17 at 100.00	N/R	646,000

3,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	3,165,530

810	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	873,407

1,825	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A, 5.000%, 9/01/43	9/24 at 100.00	N/R	1,909,260

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (5)	8/29 at 100.00	AA–	1,489,784

6,180	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,345,748

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2016-XL0005, 15.611%, 5/15/35 (IF) (6)	5/20 at 100.00	AA	2,663,775

7,565	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/42 (UB) (6)	1/27 at 100.00	Aa2	8,752,327

5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (6)	7/24 at 100.00	Aa2	5,660,950

NUVEEN	43

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047:
$1,150	15.508%, 7/01/38 (IF) (6)	7/22 at 100.00	Aa2	$1,758,787
1,715	15.534%, 7/01/43 (IF) (6)	1/24 at 100.00	Aa2	2,568,435

2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 18.883%, 7/01/44 (IF) (6)	7/24 at 100.00	AA+	4,019,136

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 18.029%, 6/01/34 (IF) (6)	6/19 at 100.00	AA+	3,479,975

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,193,960

	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
1,185	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	A– (7)	1,461,804
2,650	7.250%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	A– (7)	3,296,759
10,010	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A– (7)	12,557,845

3,950	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011B, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A– (7)	4,955,394

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
890	5.125%, 1/01/33	1/21 at 100.00	BBB–	888,977
1,190	5.250%, 1/01/42	1/21 at 100.00	BBB–	1,188,263

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
2,240	5.000%, 9/01/39	9/24 at 100.00	N/R	2,372,138
2,950	5.000%, 9/01/44	9/24 at 100.00	N/R	3,114,345

1,750	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 2, Series 2013, 6.000%, 9/01/43	4/17 at 103.00	N/R	1,815,363

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	1,682,160

	Merced, California, Community Facilities District 2005-1, Improvement Area 1 Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/17 at 100.00	N/R	1,258,024
2,195	5.300%, 9/01/36	9/17 at 100.00	N/R	2,162,470

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26 (Pre-refunded 5/01/21)	5/21 at 100.00	A+ (7)	1,851,542
1,075	6.900%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	A+ (7)	1,308,727

1,210	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,294,446

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	9/17 at 100.00	N/R	618,413

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	9/17 at 100.00	N/R	221,734

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	1,004,090

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	1,016,585
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,330,419

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	$2,178,720

580	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	615,948

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	2,819,430

3,390	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	2,150,718

	Orange County Health Facilities Authority, California, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 2016-XF1056:
3,565	14.319%, 10/01/42 (IF) (6)	4/22 at 100.00	A	4,557,924
345	14.282%, 10/01/42 (IF) (6)	4/22 at 100.00	A	440,810

2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,276,763

2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/17 at 101.00	N/R	2,504,433

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
1,700	5.250%, 9/01/26	9/17 at 100.00	N/R	1,713,770
3,780	5.450%, 9/01/32	9/17 at 100.00	N/R	3,804,948
4,480	5.500%, 9/01/36	9/17 at 100.00	N/R	4,507,686

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,000	7.000%, 4/01/25	4/17 at 102.00	CCC+	953,840
1,605	7.500%, 4/01/35	4/17 at 102.00	CCC+	1,516,613

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A	642,700
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A	606,767

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/17 at 100.00	N/R	2,871,359

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (7)	6,017,579

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	BBB–	18,890,284

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (5)	8/29 at 100.00	AA	3,462,900

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0017:
3,750	15.382%, 8/01/37 (Pre-refunded 8/01/17) – NPFG Insured (IF) (6)	8/17 at 100.00	AA– (7)	3,972,450
7,000	15.382%, 8/01/37 (Pre-refunded 8/01/17) – NPFG Insured (IF) (6)	8/17 at 100.00	AA– (7)	7,415,240

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0033, 15.345%, 8/01/37 (Pre-refunded 8/01/17) – NPFG Insured (IF)	8/17 at 100.00	AA– (7)	2,118,640

3,075	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,314,174

16,495	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	17,645,030

NUVEEN	45

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Tender Option Bond Trust 2016-XF2350, 15.705%, 8/01/37 (Pre-refunded 8/01/17) – AGM Insured (IF) (6)	8/17 at 100.00	AA (7)	$5,288,400

5,340	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-2, Monument Park Estates, Series 2015B, 5.000%, 9/01/45	9/25 at 100.00	N/R	5,636,210

285	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	325,638

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,215	5.100%, 9/01/30	4/17 at 101.00	N/R	1,222,059
2,330	5.150%, 9/01/35	4/17 at 101.00	N/R	2,340,974

3,900	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	AA–	4,579,692

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	BB+ (7)	18,326,680

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A+	1,652,925

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	4/17 at 100.00	BBB–	1,455,800

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	4/17 at 100.00	BBB–	1,285,912

1,210	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Refunding Bonds, Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,244,848

3,895	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2004-1 Sunridge Park Area, Series 2007, 6.125%, 9/01/37	9/17 at 100.00	N/R	3,929,666

1,250	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,320,238

4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	4/17 at 100.00	N/R	4,409,890

4,745	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	4,771,098

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	4/17 at 102.00	N/R	6,084,738

1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 15.744%, 11/01/45 (Alternative Minimum Tax) (IF) (6)	11/25 at 100.00	AA–	1,969,450

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30	10/20 at 100.00	A	1,698,855

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	1,380,950
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	1,268,689
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	1,134,557
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	828,128

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A	1,209,080

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	$1,471,039

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	AA–	225,077
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	AA–	256,918

3,250	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	3,463,460

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	1,003,810

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/17 at 100.00	N/R	7,119,221

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016:
1,130	5.000%, 9/01/31	9/26 at 100.00	N/R	1,194,263
1,000	5.000%, 9/01/36	9/26 at 100.00	N/R	1,025,890
1,735	5.500%, 9/01/46	9/26 at 100.00	N/R	1,834,155

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	1,981,464
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,465,740

3,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Stone Point, Series 2006, 5.250%, 9/01/36	9/17 at 100.00	N/R	3,014,490

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
2,500	15.654%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	4,620,400
3,000	15.654%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	5,544,480
6,580	15.654%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A+	12,208,532

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 2016-XG0067, 15.567%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	3,305,020

3,400	Sacramento County, California, Special Tax Bonds, Community Facilities District 2014-2 North Vineyard Station 2, Series 2016, 5.000%, 9/01/41	9/26 at 100.00	N/R	3,665,404

5,835	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	5,884,131

2,560	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	AA–	2,633,037

1,000	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,064,950

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB+	4,812,440
16,730	7.500%, 12/01/41	12/21 at 100.00	BB+	19,469,704

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 17.393%, 8/01/39 (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	Aa2 (7)	4,122,589

15,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB)	7/23 at 100.00	Aa2	15,324,000

1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1032, 14.827%, 5/01/44 (IF) (6)	5/24 at 100.00	A+	1,846,764

NUVEEN	47

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,285	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1033, 14.726%, 5/01/44 (Alternative Minimum Tax) (IF) (6)	5/24 at 100.00	A+	$5,872,464

5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	8/24 at 100.00	N/R	5,275,750

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A–	1,368,600

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
2,750	0.000%, 8/01/26	8/21 at 79.08	N/R	1,647,580
8,905	0.000%, 8/01/31	8/21 at 61.78	N/R	3,941,798
16,120	0.000%, 8/01/43	8/21 at 33.74	N/R	3,472,248

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/17 at 46.78	N/R	634,425
3,020	0.000%, 8/01/34	8/17 at 36.73	N/R	1,092,908

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
11,500	5.250%, 1/15/44	1/25 at 100.00	BB+	12,239,334
16,000	5.250%, 1/15/49	1/25 at 100.00	BB+	17,000,320

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 2015-XF01212:
1,500	14.430%, 3/01/37 (Pre-refunded 4/01/17) – AGM Insured (IF) (6)	4/17 at 100.00	AA (7)	1,507,200
470	14.362%, 3/01/37 (Pre-refunded 4/01/17) – AMBAC Insured (IF) (6)	4/17 at 100.00	AA (7)	472,242

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 2015-XF2185, 15.117%, 9/01/38 – BHAC Insured (IF) (6)	9/17 at 100.00	AA+	4,134,600

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA	2,953,575

7,910	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (Alternative Minimum Tax)	4/17 at 100.00	N/R	7,916,486

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A (7)	3,928,665

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,525,125
3,460	6.000%, 9/01/43	9/23 at 100.00	N/R	3,835,721

	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
22,000	0.000%, 6/01/36	6/17 at 34.85	N/R	7,590,220
7,500	0.000%, 6/01/47	6/17 at 18.52	N/R	966,450

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,705,875

3,500	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	3,755,465

6,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	6,362,280

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
$4,905	5.500%, 9/01/27	No Opt. Call	N/R	$4,961,604
3,655	5.750%, 9/01/32	9/27 at 100.00	N/R	3,647,325
4,940	6.125%, 9/01/37	9/27 at 100.00	N/R	4,979,372
13,245	6.250%, 9/01/47	9/27 at 100.00	N/R	13,352,947

6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 16.511%, 5/15/38 (IF) (6)	5/23 at 100.00	AA–	11,195,894

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,345	5.375%, 6/01/38	6/17 at 100.00	B–	9,217,628
21,115	5.500%, 6/01/45	6/17 at 100.00	B–	20,469,725

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,300	5.000%, 6/01/37	6/17 at 100.00	BB+	11,299,661
47,950	5.125%, 6/01/46	6/17 at 100.00	B+	47,945,683

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
835	5.100%, 11/01/27	11/17 at 100.00	BB–	818,392
2,785	5.200%, 11/01/32	11/17 at 100.00	BB–	2,650,039

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A– (7)	1,489,655

700	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A, 5.000%, 9/01/40	9/25 at 100.00	N/R	745,465

	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	911,962
4,110	7.650%, 9/01/42	9/21 at 100.00	BBB+	4,974,415

1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 2015-2194, 15.419%, 5/15/37 (IF) (6)	5/22 at 100.00	AA–	2,445,532

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XG0061, 15.372%, 5/15/36 (IF) (6)	5/23 at 100.00	AA	3,898,600

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 15.510%, 5/15/38 (IF) (6)	5/23 at 100.00	AA	4,074,315

3,608	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Alternative Minimum Tax)	No Opt. Call	N/R	3,296,016

6,500	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	AA	3,039,140

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	731,994

3,630	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,999,933

1,800	West Sacramento, California, Special Tax Bonds, Community Facilities District 14 Newport Estates, Refunding & capital Projects, Series 2014, 4.375%, 9/01/36	9/24 at 100.00	N/R	1,842,318

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,481,192

1,145	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project, Series 2007, 5.250%, 9/01/39 – RAAI Insured	9/17 at 100.00	AA	1,152,866

NUVEEN	49

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	9/17 at 100.00	N/R	$7,270,582
3,162,330	Total California			2,413,903,373

	Colorado – 7.1%

5,671	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	5,951,302

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	4/17 at 100.00	BBB–	3,806,726
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	4/17 at 100.00	BBB–	13,181,188

2,205	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	12/25 at 100.00	N/R	2,137,615

4,405	Banning Lewis Ranch Metropolitan District No. 3 (In the City of Colorado Springs), El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 6.125%, 12/01/45	12/20 at 103.00	N/R	4,232,985

1,620	Banning Lewis Ranch Metropolitan District No. 3 (In the City of Colorado Springs), El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,586,709

	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
2,645	5.500%, 12/01/36	12/21 at 103.00	N/R	2,673,936
3,485	5.750%, 12/01/46	12/21 at 103.00	N/R	3,533,616

2,375	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,411,219

500	Blue Lake Metropolitan District No. 2 , Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	502,630

2,025	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Capital Appreciation Series 2015, 0.000%, 12/01/44	12/24 at 100.00	N/R	1,879,058

2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,006,540

125	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	125,856

1,370	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	4/17 at 100.00	N/R	1,251,961

2,860	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	2,948,031

1,845	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45	12/20 at 103.00	N/R	1,802,713

4,010	Castle Oaks Metropolitan District, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2012, 5.500%, 12/01/22 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	4,133,749

2,878	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	12/19 at 100.00	N/R	2,728,315

4,500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	4,421,160

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,922	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	$1,797,012

5,860	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	5,755,692

3,290	City Center West Residential Metropolitan District, Greeley, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2014A, 6.250%, 12/01/44	12/19 at 100.00	N/R	3,159,025

	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A:
5,115	6.250%, 12/01/37	12/22 at 103.00	N/R	5,121,240
4,380	6.500%, 12/01/47	12/22 at 103.00	N/R	4,385,256

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	B	2,612,428

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B	4,510,345

1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46	7/25 at 100.00	BB+	1,368,144

938	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	4/17 at 100.00	N/R	769,789

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,787,853

5,160	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36	11/21 at 100.00	BB+	5,108,916

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (7)	4,702,696

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
1,790	5.500%, 2/15/26	4/17 at 100.50	N/R	1,798,198
2,370	5.625%, 2/15/36	4/17 at 100.50	N/R	2,377,110

985	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,058,668

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016:
2,170	5.000%, 7/01/36	7/26 at 100.00	BB	2,148,669
2,355	5.000%, 7/01/46	7/26 at 100.00	BB	2,281,830

4,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	5,072,287

2,190	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,211,725

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
250	5.125%, 7/01/34	7/24 at 100.00	BB+	256,523
1,150	5.375%, 7/01/44	7/24 at 100.00	BB+	1,184,673

875	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	986,790

NUVEEN	51

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
$2,745	5.000%, 12/15/35	12/25 at 100.00	BB+	$2,765,999
4,500	5.000%, 12/15/45	12/25 at 100.00	BB+	4,465,755

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016:
1,000	5.000%, 9/01/36	9/21 at 100.00	N/R	978,080
1,390	5.000%, 9/01/46	9/21 at 100.00	N/R	1,326,825

2,255	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37 (Pre-refunded 5/01/17)	5/17 at 100.00	BB (7)	2,264,200

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	BB+	884,687
765	5.125%, 11/01/49	11/24 at 100.00	BB+	766,989

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	4/17 at 102.00	N/R	3,754,221

1,731	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	4/17 at 100.00	N/R	1,732,800

2,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (7)	2,895,128

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	13,630,560

29,135	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	28,910,660

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	5,142,158

4,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46	2/26 at 100.00	N/R	4,101,177

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1001, 15.163%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	2,113,739

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1003:
3,450	14.176%, 2/01/41 (IF) (6)	2/21 at 100.00	BBB+	3,787,272
2,500	14.176%, 2/01/41 (IF) (6)	2/21 at 100.00	BBB+	2,744,400

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025, 15.229%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	4,652,904

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195, 15.557%, 10/01/37 (IF) (6)	11/23 at 100.00	BBB+	3,749,400

9,315	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2016A, 5.000%, 12/01/41 (UB) (6)	6/26 at 100.00	A+	10,340,488

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32 (4)	6/22 at 100.00	N/R	1,412,820
3,630	7.000%, 6/01/42 (4)	6/22 at 100.00	N/R	2,849,187
4,225	7.125%, 6/01/47 (4)	6/22 at 100.00	N/R	3,316,203

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	764,853

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2048:
$2,000	21.402%, 1/01/35 (IF) (6)	1/24 at 100.00	AA–	$3,431,500
4,785	18.884%, 1/01/44 (IF) (6)	1/24 at 100.00	AA–	7,059,789

1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 6.125%, 12/01/45	12/25 at 100.00	N/R	1,355,302

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054:
1,000	16.392%, 1/01/30 (IF)	1/20 at 100.00	AA–	1,346,040
1,250	16.392%, 1/01/30 (IF)	1/20 at 100.00	AA–	1,682,550
3,500	15.387%, 1/01/30 (IF)	1/20 at 100.00	AA–	4,586,680
265	15.387%, 1/01/40 (IF)	1/20 at 100.00	AA–	338,469

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	4,539,043

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
135	5.000%, 6/01/17 (Alternative Minimum Tax) (4), (9)	No Opt. Call	N/R	130,399
655	6.200%, 4/01/18 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	588,865

2,668	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	2,328,464

3,145	Colorado International Center Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,933,404

2,419	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	2,247,711

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	1,104,866
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	3,616,802
6,830	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	6,859,915

5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	6,243,756

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	5,061,850

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27	12/17 at 100.00	N/R	7,892,365
10,965	5.450%, 12/01/34	12/17 at 100.00	N/R	9,996,462

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	100,204
462	4.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	466,749
2,740	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,764,331
400	4.875%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	402,824

4,525	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	4,636,225

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
1,910	5.125%, 12/01/37 (WI/DD, Settling 4/04/17)	12/22 at 103.00	N/R	1,908,663
3,600	5.250%, 12/01/47 (WI/DD, Settling 4/04/17)	12/22 at 103.00	N/R	3,606,696

NUVEEN	53

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,945	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47 (WI/DD, Settling 4/04/17)	12/22 at 103.00	N/R	$3,909,061

5,185	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40 (10)	12/21 at 100.00	N/R	4,191,813

2,375	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	2,245,135

2,605	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	2,538,989

670	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	638,048

4,725	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	4,635,367

3,420	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Series 2014, 6.875%, 12/01/44	12/19 at 100.00	N/R	3,368,392

790	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016, 7.750%, 12/15/44	12/19 at 103.00	N/R	730,647

2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 14.737%, 11/15/43 (IF) (6)	11/23 at 100.00	A	3,534,800

	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A:
4,350	5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	4,409,726
19,700	5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	19,934,036

2,110	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,100,800

870	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46	6/23 at 100.00	N/R	779,877

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
7,500	0.000%, 9/01/39	No Opt. Call	A–	2,728,275
13,000	0.000%, 9/01/40	No Opt. Call	A–	4,489,420
3,995	0.000%, 9/01/41	No Opt. Call	A–	1,312,118

1,010	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	727,473

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
37,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	23,333,620
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AA–	41,718
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	AA–	284,290
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	AA–	5,923,841
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	257,430

45,720	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	AA–	16,690,543

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	9,696,703
24,145	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	AA–	9,277,716
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	AA–	7,123,541

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
$32,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	$22,010,240
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	15,836,277

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	AA–	1,815,990
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	AA–	442,306

550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38	12/22 at 100.00	N/R	591,025

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
255	5.000%, 12/01/22 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (7)	262,092
2,835	5.200%, 12/01/27 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (7)	2,917,612
18,350	5.350%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (7)	18,902,886

3,174	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	4/17 at 100.00	N/R	2,065,639

2,305	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	2,194,222

632	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	601,658

1,620	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,568,403

5,004	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,299,736

2,445	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	2,437,714

2,225	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,144,388

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,750	5.250%, 12/01/24	No Opt. Call	N/R	2,840,338
12,995	5.750%, 12/01/30	12/24 at 100.00	N/R	13,432,802
27,430	6.000%, 12/01/38	12/24 at 100.00	N/R	28,064,454

2,350	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,239,597

683	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Series 2016B, 7.250%, 12/15/46	12/21 at 103.00	N/R	625,867

750	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	800,055

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,070	5.125%, 12/01/37 (WI/DD, Settling 4/07/17)	12/22 at 103.00	N/R	1,063,858
1,015	5.250%, 12/01/47 (WI/DD, Settling 4/07/17)	12/22 at 103.00	N/R	1,011,854

1,704	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Subordinate Series 2017B, 7.750%, 12/15/47 (WI/DD, Settling 4/07/17)	12/22 at 103.00	N/R	1,712,656

7,521	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	4/17 at 100.00	N/R	7,521,000

2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (11)	12/19 at 100.00	N/R	2,175,261

NUVEEN	55

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39 (11)	12/19 at 100.00	N/R	$2,837,741

3,990	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40 (11)	12/20 at 100.00	N/R	4,099,007

780	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Limited Tax Series 2016B, 7.250%, 12/15/46	12/21 at 100.00	N/R	709,644

2,530	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	2,449,268

2,260	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46	12/21 at 103.00	N/R	2,260,249

735	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	693,215

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	791,663

2,065	Hawthorn Metropolitan District 2, Jefferson County, Colorado, General Obligation Bonds, Series 2014, 6.375%, 12/01/44	12/19 at 100.00	N/R	2,032,600

955	Hawthorn Metropolitan District 2, Jefferson County, Colorado, Limited Tax Subordinate General Obligation Bonds, Series 2015, 7.750%, 12/15/44	12/19 at 103.00	N/R	920,133

16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	16,224,076

8,688	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	8,111,377

778	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	4/17 at 100.00	N/R	729,499

1,960	Highlands Metropolitan District No. 2, City and County of Broomfield, Colorado, Limited Tax (Convertible to Unlimited Tax) General Obligation Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	1,803,376

4,915	Highpointe Vista Metropolitan District 2, Windsor, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,774,087

1,025	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	1,003,895

780	Iliff Commons Metropolitan District 3, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2016A, 6.000%, 12/01/46	12/21 at 103.00	N/R	785,967

6,295	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	6,089,216

	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017:
4,152	5.625%, 12/01/34 (WI/DD, Settling 4/06/17)	12/20 at 103.00	N/R	4,153,951
3,565	5.750%, 12/01/47 (WI/DD, Settling 4/06/17)	12/20 at 103.00	N/R	3,519,154

	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
5,485	5.125%, 12/01/31	12/21 at 103.00	N/R	4,985,865
4,510	5.250%, 12/01/36	12/21 at 103.00	N/R	4,035,954
19,140	5.375%, 12/01/46	12/21 at 103.00	N/R	16,936,985

7,025	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Taxable Series 2016B, 9.000%, 12/01/46	12/21 at 103.00	N/R	6,757,558

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	$3,694,098

6,210	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.750%, 12/15/46	12/23 at 100.00	N/R	6,156,967

1,245	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,224,744

1,626	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2017, 7.750%, 12/15/47	12/20 at 100.00	N/R	1,632,813

	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
500	4.375%, 12/01/33	12/21 at 103.00	N/R	470,850
520	5.000%, 12/01/45	12/21 at 103.00	N/R	507,582

695	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	631,442

3,500	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Refunding and Improvement Series 2017A, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,534,615

2,517	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Subordinate Improvement Series 2017B, 8.125%, 12/15/46	12/21 at 103.00	N/R	2,537,488

2,230	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	2,147,222

330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (7)	339,636

1,410	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	1,301,303

674	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	633,594

1,445	Midcities Metropolitan District No. 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	1,329,877

1,805	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	1,717,764

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016:
1,500	5.000%, 12/01/35	12/25 at 100.00	N/R	1,501,995
4,300	5.000%, 12/01/46	12/25 at 100.00	N/R	4,096,739

2,345	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	2,247,823

2,655	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,416,687

561	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2016B, 7.375%, 12/15/46	12/21 at 103.00	N/R	520,114

	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
5,770	6.000%, 12/01/26 (12)	4/17 at 100.00	N/R	3,877,613
10,910	6.125%, 12/01/35 (13)	4/17 at 100.00	N/R	7,331,847

2,000	North Pine Vistas Metropolitan District 2, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.750%, 12/01/46	12/21 at 103.00	N/R	1,987,060

NUVEEN	57

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$9,015	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.375%, 12/01/46	12/21 at 103.00	N/R	$8,954,600

1,203	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 8.250%, 12/15/46	12/21 at 103.00	N/R	1,195,614

915	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	840,519

940	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	877,800

3,500	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,247,090

	Palisade Park North Metropolitan District No. 1, City and County of Broomfield, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Series 2016A:
2,075	5.875%, 12/01/46	12/21 at 103.00	N/R	1,926,949
530	8.000%, 12/15/46	12/21 at 103.00	N/R	499,064

1,625	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,495,618

4,180	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	4,338,171

	Pinon Pines Metropolitan District No. 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016:
3,000	5.250%, 12/01/36	12/21 at 103.00	N/R	2,751,390
4,330	5.375%, 12/01/46	12/21 at 103.00	N/R	3,906,439

1,965	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	2,003,200

12,930	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.400%, 12/15/31	4/17 at 100.00	N/R	12,738,119

3,100	Prairiestar Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax series 2016, 5.750%, 12/01/46	12/21 at 103.00	N/R	2,777,755

12,265	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	12,370,478

	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
475	4.750%, 12/01/35	12/24 at 100.00	N/R	467,234
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	3,153,273

10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (6)	6/23 at 100.00	AA	11,106,000

	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust Series 2015-XF1031:
2,660	14.679%, 6/01/39 (IF) (6)	6/23 at 100.00	Aa3	3,780,073
3,190	15.674%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	4,510,118
3,750	14.679%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	5,302,500
2,745	14.673%, 6/01/44 (IF) (6)	6/23 at 100.00	Aa3	3,880,908

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	BBB+	4,501,280

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,000	Rendezousus Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	$3,091,920

2,405	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	2,138,718

660	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 5.125%, 12/01/45	12/26 at 100.00	N/R	587,875

1,400	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,323,224

510	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	493,343

1,146	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	4/17 at 100.00	N/R	1,074,524

1,710	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,720,688

1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Subordinate Series 2016B, 7.625%, 12/15/46	12/21 at 103.00	N/R	1,402,440

2,171	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	4/17 at 100.00	N/R	1,450,358

1,895	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	1,879,234

4,369	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	4/17 at 100.00	N/R	3,724,660

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
810	5.000%, 12/01/36	12/21 at 103.00	N/R	815,945
1,220	5.000%, 12/01/46	12/21 at 103.00	N/R	1,212,448

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,155	7.375%, 12/01/35	12/20 at 100.00	N/R	2,244,799
2,829	6.000%, 12/15/40	No Opt. Call	N/R	2,221,953

7,205	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Convertible Capital Appreciation Series 2015, 0.000%, 12/01/42	12/20 at 103.00	N/R	6,209,341

9,340	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	9,115,840

2,625	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	2,575,965

	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
2,695	5.500%, 12/01/35	12/20 at 103.00	N/R	2,651,557
3,500	5.750%, 12/01/45	12/20 at 103.00	N/R	3,458,490

1,045	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,007,495

6,680	Sterling Ranch Metropolitan District 2, El Paso County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2015A, 0.000%, 12/01/45 (5)	12/22 at 102.00	N/R	4,493,569

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	12/19 at 102.00	N/R	4,854,322

NUVEEN	59

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (14)	12/17 at 100.00	N/R	$1,125,075

1,219	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.625%, 12/01/36 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	1,257,618

2,490	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,636,561

1,115	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	1,095,287

1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	1,999,474

905	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	4/17 at 100.00	N/R	894,810

2,425	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016A, 6.750%, 11/01/38	12/21 at 103.00	N/R	2,366,315

	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A:
1,000	6.000%, 12/01/44	12/20 at 103.00	N/R	975,660
784	7.750%, 12/15/44	12/20 at 103.00	N/R	775,815

6,435	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,712,542

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37 (15)	12/18 at 100.00	N/R	2,180,820

970	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	No Opt. Call	A2	923,566

245	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	252,284

470	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	494,778

1,710	Waterfall Metropolitan District No. 1, In the City of Loveland, Larimer County, Colorado, Limited Tax General Obligation Refunding Bonds, Limited Tax General Obligation Refunding Convertible Capital Appreciation Bonds, Series 2016B, 6.500%, 12/01/46 (5)	12/21 at 103.00	N/R	1,724,877

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	AA	525,719

1,291	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (7)	1,428,259

1,245	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017A, 6.250%, 12/01/47	12/21 at 103.00	N/R	1,250,802

473	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 8.250%, 12/15/47	12/21 at 103.00	N/R	474,703
1,071,079	Total Colorado			927,844,134

	Connecticut – 0.7%

7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	4/17 at 100.00	B3	6,786,471

60	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
$662	7.000%, 4/01/22	4/20 at 100.00	N/R	$718,045
38,220	7.875%, 4/01/39	4/20 at 100.00	N/R	42,736,838

158,750	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31, PIK, (4)	No Opt. Call	N/R	6,191,244

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
340	5.125%, 1/01/23	4/17 at 100.00	B	347,055
20,600	5.250%, 1/01/33	4/17 at 100.00	B	18,552,154

5,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45	2/23 at 100.00	B	5,213,650

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	6,044,350
235,622	Total Connecticut			86,589,807

	Delaware – 0.3%

22,885	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	23,774,540

1,100	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/51	6/26 at 100.00	BB+	1,091,541

	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A:
4,890	6.750%, 9/01/35	3/25 at 100.00	N/R	4,921,198
7,500	7.000%, 9/01/45	3/25 at 100.00	N/R	7,570,125

3,000	Sussex County, Delaware, Recovery Zone Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 6.000%, 10/01/40	12/20 at 100.00	Baa3	3,231,360

1,380	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,513,901
40,755	Total Delaware			42,102,665

	District of Columbia – 0.5%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB+	2,426,859

100,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	6/17 at 16.75	N/R	13,350,000

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Refunding Series 2015:
5,000	5.000%, 7/15/40 (UB) (6)	1/26 at 100.00	A1	5,551,000
10,000	5.000%, 7/15/44 (UB) (6)	1/26 at 100.00	A1	11,038,300

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
2,305	16.972%, 7/15/35 (Pre-refunded 7/15/18) – AGM Insured (IF)	7/18 at 101.00	AA (7)	2,791,447
1,160	16.864%, 7/15/35 (Pre-refunded 7/15/18) – AGM Insured (IF)	7/18 at 101.00	AA (7)	1,403,090

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,236,612

NUVEEN	61

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
$2,590	7.125%, 11/15/26	11/20 at 100.00	BB	$2,827,840
2,740	7.500%, 11/15/31	11/20 at 100.00	BB	3,019,425
1,000	7.875%, 11/15/40	11/20 at 100.00	BB	1,109,900

	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A:
6,410	6.500%, 10/01/41	4/21 at 100.00	BBB	6,670,759
90	6.500%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	107,679
35	6.500%, 10/01/41 (Pre-refunded 4/01/21) (UB) (6)	4/21 at 100.00	N/R (7)	41,875
2,465	6.500%, 10/01/41 (UB) (6)	4/21 at 100.00	BBB	2,565,276

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094:
2,500	20.203%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB	2,945,575
3,025	20.180%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB	3,563,027
1,250	20.203%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	1,464,300
1,250	20.203%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	1,464,300
1,750	20.203%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	2,050,335
625	20.203%, 10/01/41 (IF) (6)	4/21 at 100.00	BBB	732,150
148,875	Total District of Columbia			67,359,749

	Florida – 10.7%

1,500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/29 at 100.00	N/R	1,613,940

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,959,950
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,955,925

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	12,016,096
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	14,638,147
7,500	8.125%, 11/15/46	11/21 at 100.00	N/R	8,631,075

2,605	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	4/17 at 100.00	N/R	2,605,052

3,015	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	4/17 at 100.00	N/R	2,729,419

925	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Centex Homes Project, Series 2006A-3, 5.500%, 5/01/36	4/17 at 100.00	N/R	924,926

355	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	4/17 at 100.00	N/R	354,393

750	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.750%, 5/01/48 (WI/DD, Settling 4/06/17)	5/31 at 100.00	N/R	743,528

2,010	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48 (WI/DD, Settling 4/06/17)	5/31 at 100.00	N/R	1,952,353

1,470	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29 (WI/DD, Settling 4/06/17)	No Opt. Call	N/R	1,441,776

3,390	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series 2016, 5.250%, 5/01/47	5/26 at 100.00	N/R	3,106,596

62	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$18,385	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	4/17 at 100.00	N/R	$17,113,493

23,485	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	24,303,215

3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,659,111

5,620	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	5,615,560

2,100	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,102,310

4,545	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 11/01/48	11/28 at 100.00	N/R	4,473,825

1,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	BBB	977,270

3,885	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,839,235

3,245	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,258,369

4,845	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 5.875%, 5/01/37	5/22 at 100.00	N/R	4,787,926

3,430	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,334,303

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,755,762

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,518,054
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	1,040,599
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB–	4,067,456

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
80	5.000%, 11/01/36	11/25 at 100.00	N/R	79,898
11,385	5.000%, 11/01/46	11/25 at 100.00	N/R	11,049,143

135	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	135,036

2,925	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	2,985,811

3,235	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	4/17 at 100.00	N/R	2,928,581

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	BBB–	3,635,940

1,500	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 4.125%, 11/01/47	11/26 at 100.00	BBB–	1,415,490

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	1,136,150

NUVEEN	63

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A:
$900	5.375%, 11/01/36	11/27 at 100.00	N/R	$913,239
2,600	5.500%, 11/01/46	11/27 at 100.00	N/R	2,625,012

2,465	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016B, 5.625%, 11/01/35	No Opt. Call	N/R	2,503,331

3,200	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47	5/26 at 100.00	N/R	3,033,248

32,810	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	32,833,951

	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016:
1,000	4.500%, 5/01/34	5/27 at 100.00	N/R	942,970
4,985	4.750%, 5/01/46	5/27 at 100.00	N/R	4,650,307

2,500	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,499,900

1,105	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	1,104,945

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,540	6.500%, 11/01/29	11/19 at 100.00	BB+	1,642,934
11,045	6.750%, 11/01/39	11/19 at 100.00	BB+	11,811,302

	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,325	5.125%, 11/01/38 (WI/DD, Settling 4/13/17)	11/27 at 100.00	N/R	1,318,971
1,910	5.250%, 11/01/47 (WI/DD, Settling 4/13/17)	11/27 at 100.00	N/R	1,907,059

4,000	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.875%, 7/01/40	7/25 at 100.00	N/R	4,207,640

660	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.125%, 10/01/21 – NPFG Insured	4/17 at 100.00	AA–	659,927

1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44 (4)	1/21 at 103.00	N/R	1,550,953

720	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	4/17 at 100.00	N/R	662,242

5,000	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,299,350

1,285	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	4/17 at 100.00	N/R	1,284,987

	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015:
935	5.625%, 11/01/36	11/26 at 100.00	N/R	924,135
2,245	5.750%, 11/01/47	11/26 at 100.00	N/R	2,271,626

3,435	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	4/17 at 100.00	N/R	3,395,841

64	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
$4,005	5.000%, 5/01/34	5/24 at 100.00	N/R	$3,933,110
9,745	5.125%, 5/01/45	5/24 at 100.00	N/R	9,552,634

1,200	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016, 4.750%, 12/15/46	12/26 at 100.00	N/R	1,131,468

2,700	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (7)	2,712,366

4,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2015, 5.500%, 10/01/36 (Alternative Minimum Tax)	10/25 at 100.00	N/R	3,778,480

	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016:
2,650	4.500%, 5/01/32	5/27 at 100.00	N/R	2,607,150
1,340	4.750%, 5/01/38	5/27 at 100.00	N/R	1,305,120

3,275	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	4/17 at 100.00	N/R	3,274,902

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	540,110
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,341,978

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35	5/24 at 100.00	N/R	9,013,600
5,000	8.000%, 5/15/37	5/24 at 100.00	N/R	5,706,150

	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2:
945	4.625%, 5/01/35	5/26 at 100.00	N/R	886,297
500	4.750%, 5/01/46	5/26 at 100.00	N/R	461,020

2,820	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	4/17 at 100.00	N/R	2,814,388

1,480	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	1,479,867

1,920	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	4/17 at 100.00	N/R	1,858,963

3,675	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.750%, 11/01/37	11/32 at 100.00	N/R	3,632,039

	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
795	5.250%, 11/01/37	11/28 at 100.00	N/R	825,035
2,020	5.600%, 11/01/46	11/28 at 100.00	N/R	2,081,206

2,225	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	2,316,692

3,355	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	3,319,403

2,425	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,432,833

NUVEEN	65

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,040	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	4/17 at 100.00	N/R	$1,039,979

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
940	5.300%, 5/01/36	5/26 at 100.00	N/R	944,850
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,437,307
1,965	5.500%, 5/01/46	5/26 at 100.00	N/R	1,969,068

8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	8,714,511

2,320	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	2,426,349

3,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	3,286,215

4,300	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	5,005,544

3,270	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	3,159,311

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,449,427
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,923,401

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
765	6.000%, 6/15/37	6/26 at 100.00	N/R	766,522
1,260	6.125%, 6/15/46	6/26 at 100.00	N/R	1,264,019

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,208,100
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,057,165

320	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	320,339

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
6,405	4.750%, 7/15/36	7/26 at 100.00	N/R	5,774,300
8,535	6.375%, 6/15/46	6/26 at 100.00	N/R	8,662,940
4,735	5.000%, 7/15/46	7/26 at 100.00	N/R	4,223,762

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34	6/24 at 100.00	N/R	1,274,850
4,275	6.000%, 6/15/44	6/24 at 100.00	N/R	4,344,426

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
355	6.000%, 6/15/35	6/25 at 100.00	N/R	360,240
8,500	6.125%, 6/15/46	6/25 at 100.00	N/R	8,600,555

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,550,385
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	11,121,081

66	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
$9,610	7.000%, 6/15/26	6/21 at 100.00	BB	$10,642,018
5,275	7.500%, 6/15/33	6/21 at 100.00	BB	5,916,229
17,150	7.625%, 6/15/41	6/21 at 100.00	BB	19,246,416

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	6/22 at 100.00	N/R	1,598,970
5,800	6.125%, 6/15/43	6/22 at 100.00	N/R	6,177,232

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	20,931,211
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,600,800

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,134,138
6,115	6.125%, 6/15/44	6/24 at 100.00	N/R	6,147,287

1,630	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	4/17 at 100.00	B+	1,525,859

4,150	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,460,088

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 4 Project, Series 2015:
1,250	5.125%, 11/01/36	11/26 at 100.00	N/R	1,230,963
1,500	5.375%, 11/01/46	11/26 at 100.00	N/R	1,466,250

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016:
1,740	4.875%, 11/01/37	11/26 at 100.00	N/R	1,700,137
2,465	5.000%, 11/01/46	11/26 at 100.00	N/R	2,399,185

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,499,943

	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017:
1,000	5.000%, 12/15/37	12/27 at 100.00	N/R	1,006,520
2,000	5.125%, 12/15/46	12/27 at 100.00	N/R	2,032,000

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,710,767

220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	225,799

3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	2,991,930

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,001,550

2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	2,484,350

NUVEEN	67

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	$4,634,145

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,049,750

8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (Alternative Minimum Tax)	5/23 at 100.00	N/R	9,103,995

1,660	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,666,706

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
1,255	4.500%, 5/01/36	5/26 at 100.00	N/R	1,178,056
2,400	4.625%, 5/01/46	5/26 at 100.00	N/R	2,238,360

4,975	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	4,970,125

760	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 5.000%, 11/01/34	11/24 at 100.00	N/R	760,920

	Heritage Harbour North Community Development District, Florida, Special Assessment Bond, Series 2014:
1,200	5.000%, 5/01/34	5/29 at 101.00	N/R	1,215,732
2,170	5.125%, 5/01/45	5/29 at 101.00	N/R	2,192,807

2,980	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	4/17 at 100.00	N/R	2,979,702

4,885	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	5,002,777

590	Highland Meadows Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%, 5/01/36	4/17 at 100.00	N/R	589,982

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 5 Project, Series 2017:
500	5.375%, 11/01/37	11/27 at 100.00	N/R	505,405
1,000	5.500%, 11/01/47	11/27 at 100.00	N/R	1,008,730

500	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 6 Project, Series 2017, 5.500%, 11/01/47	11/27 at 100.00	N/R	504,365

3,615	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BB	3,614,783

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,960	5.000%, 11/01/35	11/25 at 100.00	N/R	1,958,981
3,000	5.125%, 11/01/45	11/25 at 100.00	N/R	2,956,470

8,095	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	8,150,694

13,550	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	4/17 at 100.00	BBB–	12,384,294

68	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 2016-XG0064:
$5,810	15.624%, 11/01/32 (IF) (6)	11/17 at 100.00	A	$6,168,826
2,865	15.627%, 11/01/38 (IF) (6)	11/17 at 100.00	A	3,030,626

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 15.267%, 10/01/41 (IF)	10/21 at 100.00	AA–	3,833,726

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
500	5.125%, 11/01/34	11/24 at 100.00	N/R	500,850
920	5.375%, 11/01/44	11/24 at 100.00	N/R	924,802

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	611,037
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,035,377

5,020	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	4/17 at 100.00	N/R	4,701,581

	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016:
1,025	4.625%, 5/01/36	5/26 at 100.00	N/R	972,356
1,870	5.000%, 5/01/47	5/26 at 100.00	N/R	1,816,107

2,500	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/32	5/25 at 100.00	N/R	2,467,325

1,950	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,928,765

1,235	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	11/23 at 100.00	N/R	1,266,863

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,457,138

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	4,618,814
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,223,621

2,955	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	2,986,530

4,355	Lakewood Ranch Stewardship District, Florida, Special Assessment Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	4,377,777

1,000	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/35	5/25 at 100.00	N/R	1,005,320

9,275	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	4/17 at 100.00	N/R	8,655,616

1,810	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,916,537

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
12,420	5.250%, 6/15/27	6/17 at 100.00	BB	12,422,857
35,550	5.375%, 6/15/37	6/17 at 100.00	BB	34,881,303

NUVEEN	69

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
$2,625	5.500%, 6/15/32	6/22 at 100.00	BB	$2,642,981
4,700	5.750%, 6/15/42	6/22 at 100.00	BB	4,731,913

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	10/22 at 100.00	BB+	5,954,153

3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2014, 5.500%, 10/01/47	10/22 at 102.00	BB+	3,615,675

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
6,635	9.000%, 12/01/30	12/18 at 104.00	N/R	7,040,465
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	16,533,006

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (Pre-refunded 4/01/17) (UB) (6)	4/17 at 100.00	A (7)	6,809,792
23,920	5.000%, 4/01/37 (UB) (6)	6/17 at 100.00	A	23,976,451

233	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	232,818

8,850	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (4)	4/17 at 100.00	N/R	5,217,429

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/49 (4)	No Opt. Call	N/R	890,928

	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015:
1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	1,003,350
3,760	5.625%, 5/01/46	5/26 at 100.00	N/R	3,766,693

1,930	Marshall Creek Community Development District, Saint Johns County, Florida, Capital Improvement and Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/32	5/25 at 100.00	N/R	1,935,095

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	424,928

	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
13,515	5.000%, 9/01/40 (UB)	9/25 at 100.00	AA–	15,170,047
7,000	5.000%, 9/01/45 (UB)	9/25 at 100.00	AA–	7,829,920

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
11,005	5.125%, 11/01/39	11/27 at 100.00	N/R	11,080,494
15,255	5.250%, 11/01/49	11/27 at 100.00	N/R	15,412,278

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Aspira of Florida Project, Series 2016A:
9,370	6.000%, 11/01/46	11/26 at 100.00	BB	9,448,333
7,175	6.000%, 11/01/51	11/26 at 100.00	BB	7,164,166

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014:
1,350	5.000%, 9/15/34	9/24 at 100.00	BBB–	1,402,515
1,750	5.250%, 9/15/44	9/24 at 100.00	BBB–	1,823,045

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35	9/25 at 100.00	N/R	1,527,075
2,250	6.000%, 9/15/45	9/25 at 100.00	N/R	2,305,328

70	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 2016-XG0065, 16.107%, 10/01/41 (IF) (6)	10/20 at 100.00	A	$4,069,786

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG0010, 15.425%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA	4,281,690

20,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2015D, 5.000%, 7/01/45 (UB)	7/26 at 100.00	AA	22,588,200

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 2015-XF2191, 18.300%, 6/01/39 – AGM Insured (IF) (6)	6/19 at 100.00	AA	4,207,379

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2016-XG0030:
3,750	15.325%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	AA	5,303,850
855	15.325%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	AA	1,209,278
2,065	15.308%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	AA	2,919,600

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
990	5.000%, 5/01/29	5/23 at 100.00	N/R	1,027,234
6,725	5.000%, 5/01/37	5/23 at 100.00	N/R	6,923,522

14,525	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	14,953,777

1,500	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/22 at 100.00	N/R	1,564,920

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,565	5.250%, 11/01/35	11/24 at 100.00	N/R	1,594,641
2,690	5.625%, 11/01/45	11/24 at 100.00	N/R	2,750,821

870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	478,117

1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/18 (4)	No Opt. Call	N/R	873,800

2,025	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,111,913

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,739,204
5,500	5.000%, 8/01/46	8/24 at 100.00	N/R	5,529,150

13,280	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	13,704,429

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,290	4.750%, 11/01/35	11/25 at 100.00	N/R	1,237,936
3,245	4.875%, 11/01/45	11/25 at 100.00	N/R	3,075,416

2,245	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,193,096

NUVEEN	71

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
$500	6.750%, 6/01/24	6/22 at 102.00	N/R	$576,035
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,156,720
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,163,690
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,905,550
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	13,750,291

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,238,795

550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	617,903

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
435	4.875%, 5/01/22	No Opt. Call	N/R	444,857
1,390	5.375%, 5/01/31	5/22 at 100.00	N/R	1,417,119

10,350	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	4/17 at 100.00	N/R	10,220,108

2,490	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	4/17 at 100.00	N/R	2,140,703

1,000	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%, 5/01/37	5/27 at 100.00	N/R	1,000,700

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (7)	577,513

	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B:
2,445	5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (7)	2,470,990
315	5.000%, 7/01/40 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	AA– (7)	318,348

2,515	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,580,164

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
335	5.750%, 11/01/22	No Opt. Call	N/R	360,718
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,447,888
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,194,360

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,329,075
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,238,629

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,341,650

7,495	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	7,835,573

2,740	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015, 5.000%, 5/01/36	5/28 at 100.00	N/R	2,724,218

2,600	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	2,476,578

2,705	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,777,332

72	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016:
$1,241	4.500%, 5/01/32	5/27 at 100.00	N/R	$1,199,637
1,005	5.000%, 5/01/46	5/27 at 100.00	N/R	962,358

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
605	5.450%, 5/01/31	5/26 at 100.00	N/R	580,116
830	5.600%, 5/01/37	5/26 at 100.00	N/R	788,434

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	5.875%, 11/01/37	11/27 at 100.00	N/R	1,017,290
1,000	6.000%, 11/01/47	11/27 at 100.00	N/R	1,017,180

1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	1,972,979

1,700	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	1,696,209

6,375	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014A, 5.375%, 1/01/49 (4)	4/17 at 101.00	N/R	4,078,725

2,359	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014B, 2.500%, 1/01/49 (4)	4/17 at 101.00	N/R	24

3,905	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/17 at 100.00	N/R	3,905,117

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB	3,044,760
21,150	5.250%, 10/01/27	10/17 at 100.00	BBB	21,423,470

2,190	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,063,352

6,100	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	4/17 at 100.00	N/R	6,065,413

3,000	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2017, 4.125%, 5/01/36	5/27 at 100.00	BBB	3,013,440

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016:
65	5.000%, 5/01/29	5/27 at 100.00	N/R	65,458
845	5.375%, 5/01/37	5/27 at 100.00	N/R	849,208
2,990	5.625%, 5/01/47	5/27 at 100.00	N/R	2,974,811

2,340	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 2015-XF1000, 18.784%, 8/15/42 (IF) (6)	8/17 at 100.00	AA–	2,436,291

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2015-XF0251:
2,130	13.712%, 8/15/24 (IF) (6)	8/17 at 100.00	AA–	2,236,159
3,835	13.726%, 8/15/25 (IF) (6)	8/17 at 100.00	AA–	4,024,871

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2015-XF2175:
750	15.419%, 8/15/27 (IF) (6)	8/17 at 100.00	AA–	791,820
6,250	13.910%, 8/15/29 (IF) (6)	8/17 at 100.00	AA–	6,405,500

6,350	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2016-XG0009, 7.701%, 8/15/33 (IF) (6)	8/17 at 100.00	AA–	6,425,565

NUVEEN	73

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,025	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A1, 3.750%, 5/01/38	5/26 at 100.00	BBB	$902,482

	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
400	4.875%, 5/01/35	5/26 at 100.00	N/R	387,596
100	5.000%, 5/01/38	5/26 at 100.00	N/R	96,967

2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	2,107,680

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,155,748

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,118,561
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,267,449

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,311,352

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,883,050

	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,740	5.125%, 11/01/34	11/29 at 100.00	N/R	2,771,592
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	3,987,685

205	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	211,220

	Summit At Fern Hill Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
998	4.500%, 5/01/32	5/27 at 100.00	N/R	968,170
500	4.750%, 5/01/38	5/27 at 100.00	N/R	480,465
1,621	5.000%, 5/01/46	5/27 at 100.00	N/R	1,560,602

8,330	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	8,329,584

17,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A, 5.000%, 11/15/46 (UB) (6)	5/26 at 100.00	Aa2	18,919,810

	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016:
1,115	4.800%, 5/01/36	5/26 at 100.00	N/R	1,073,132
1,815	5.000%, 5/01/46	5/26 at 100.00	N/R	1,758,154

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
410	6.750%, 11/01/27	11/18 at 100.00	N/R	419,984
1,985	7.850%, 11/01/41	11/18 at 100.00	N/R	2,066,961

9,570	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39 (5)	5/17 at 100.00	N/R	8,876,079

22,690	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	13,521,651

11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	5,210,374

74	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
$340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	$3
1,715	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	104

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT:
5	6.375%, 5/01/17	No Opt. Call	N/R	4,999
150	6.450%, 5/01/23	5/18 at 100.00	N/R	150,539
175	6.550%, 5/01/27	5/18 at 100.00	N/R	175,623
870	6.650%, 5/01/40	5/18 at 100.00	N/R	874,533

2,675	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	2,582,980

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
160	6.375%, 5/01/17	No Opt. Call	N/R	159,846
2,835	6.450%, 5/01/23	5/17 at 100.00	N/R	2,772,375
3,440	6.550%, 5/01/27	5/17 at 100.00	N/R	3,440,757
2,160	5.250%, 5/01/39	5/17 at 100.00	N/R	2,017,850
16,445	6.650%, 5/01/40	5/17 at 100.00	N/R	16,445,987

35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	21,523,333

21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	11,145,660

23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/18 at 100.00	N/R	235

36,135	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	4/17 at 100.00	N/R	35,697,042

3,285	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,552,169

	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-1:
825	5.375%, 11/01/36	11/28 at 100.00	N/R	848,405
1,000	5.750%, 11/01/46	11/28 at 100.00	N/R	1,023,650

1,600	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-2, 5.875%, 11/01/30	11/28 at 100.00	N/R	1,653,536

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	869,700

2,000	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016, 4.750%, 11/01/47	11/26 at 100.00	N/R	1,826,960

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
2,000	5.000%, 11/01/36	11/25 at 100.00	N/R	1,940,620
570	5.125%, 11/01/45	11/25 at 100.00	N/R	553,493

NUVEEN	75

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,445	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	$2,492,629

7,480	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	N/R	7,315,216

625	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.750%, 5/01/37	5/26 at 100.00	N/R	586,769

	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1:
255	5.375%, 11/01/37	11/27 at 100.00	N/R	258,545
1,000	5.500%, 11/01/46	11/27 at 100.00	N/R	1,012,760

2,275	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	2,310,376

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,547,190
130	6.125%, 5/01/42	5/22 at 100.00	N/R	134,745

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,130	5.000%, 5/01/23	5/22 at 100.00	N/R	1,173,923
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,836,515

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,340,240

1,000	Verandah East Community Development District, Florida, Special Assessment Revenue Bonds, Refunding & Improvement Series 2016, 4.250%, 5/01/37	5/26 at 100.00	N/R	923,510

4,430	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,470,224

2,315	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	5/17 at 100.00	N/R	2,315,440

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,000	5.350%, 5/01/17 (4)	No Opt. Call	N/R	549,680
1,520	5.350%, 5/01/18 (4)	No Opt. Call	N/R	835,514
1,500	5.550%, 5/01/39 (4)	5/17 at 100.00	N/R	824,505

505	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	BBB–	534,027

1,400	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Series 2016, 4.125%, 11/01/46	11/26 at 100.00	BBB–	1,275,134

	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
2,000	5.125%, 11/01/35	11/24 at 100.00	N/R	1,982,180
1,750	5.250%, 5/01/39	5/27 at 100.00	N/R	1,718,500

17,485	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	4/17 at 100.00	N/R	17,465,241

3,345	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.500%, 5/01/37	4/17 at 100.00	N/R	3,345,033

76	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016, 4.875%, 11/01/37	11/26 at 100.00	N/R	$994,180

1,870	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 5.000%, 11/01/45	11/26 at 100.00	N/R	1,819,454

	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015:
1,555	5.000%, 11/01/35	11/25 at 100.00	N/R	1,522,874
1,110	5.125%, 11/01/45	11/25 at 100.00	N/R	1,077,699

1,105	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.750%, 11/01/37	11/27 at 100.00	N/R	1,048,059

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	502,930
2,390	5.625%, 5/01/45	5/25 at 100.00	N/R	2,411,916

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016:
915	4.875%, 5/01/36	5/26 at 100.00	N/R	891,119
1,700	5.000%, 5/01/47	5/26 at 100.00	N/R	1,654,797

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
550	5.125%, 5/01/36	5/28 at 100.00	N/R	549,511
1,000	5.500%, 5/01/46	5/28 at 100.00	N/R	1,007,460
1,466,927	Total Florida			1,399,414,347

	Georgia – 0.5%

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,490,376

5,125	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	5,647,648

2,820	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	3,107,584

7,750	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40 (UB)	5/25 at 100.00	Aa2	8,754,168

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234:
4,385	19.002%, 11/01/40 (IF)	5/25 at 100.00	Aa2	7,223,937
1,215	18.956%, 11/01/40 (IF)	5/25 at 100.00	Aa2	1,999,538

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22 (4)	4/17 at 100.00	D	418,211
95	5.375%, 12/01/28 (4)	4/17 at 100.00	D	44,641

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	12,405,120

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	5,070,910

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,364,468

NUVEEN	77

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$4,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42 (Mandatory put 7/01/23) (Pre-refunded 7/01/17)	7/17 at 101.00	N/R (7)	$4,104,640

2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Tender Option Bond Trust 2015-XF1016, 19.921%, 8/15/49 (IF) (6)	2/25 at 100.00	AA	4,308,861

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
1,128	5.500%, 7/15/23	7/21 at 100.00	N/R	1,129,611
2,242	5.500%, 7/15/30	7/21 at 100.00	N/R	2,243,588
2,461	5.500%, 1/15/36	7/21 at 100.00	N/R	2,462,322
56,921	Total Georgia			65,775,623

	Guam – 0.5%

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,051,010
8,000	6.875%, 12/01/40	12/20 at 100.00	B+	8,465,920

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
2,000	5.250%, 7/01/33	7/23 at 100.00	A–	2,183,120
3,840	5.500%, 7/01/43	7/23 at 100.00	A–	4,206,605

	Guam Government, General Obligation Bonds, 2009 Series A:
7,800	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	8,909,160
32,530	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	37,355,824

1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,609,966

1,500	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	1,645,215
58,080	Total Guam			65,426,820

	Hawaii – 0.3%

3,604	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	4/17 at 100.00	N/R	3,613,154

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB	3,265,386
9,450	6.875%, 7/01/43	7/23 at 100.00	BB	10,241,248

4,550	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	1/19 at 100.00	N/R	4,585,900

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	BBB	5,579,760

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,116,500
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,044,700
29,949	Total Hawaii			31,446,648

78	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho – 0.1%

$3,751	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	$4,139,904

770	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	BB+	823,969

1,305	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc., Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	1,331,531

1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB–	1,044,350

	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc. Project, Series 2015A:
1,000	5.000%, 6/01/35	6/25 at 100.00	BBB–	1,047,020
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB–	2,467,013
10,206	Total Idaho			10,853,787

	Illinois – 11.7%

8,240	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	6/17 at 100.00	N/R	8,054,930

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	6/17 at 100.00	N/R	3,976,440

2,250	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/18 at 101.00	N/R	2,260,013

4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,765,875

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XG0073, 19.250%, 12/01/39 – AMBAC Insured (IF) (6)	12/21 at 100.00	AA	7,513,664

100,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2017, 6.000%, 4/01/46 (UB) (6)	4/27 at 100.00	A	103,186,000

755	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	B+	622,830

3,310	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B+	2,767,160

3,255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B+	2,641,400

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C:
8,705	5.250%, 12/01/35	12/24 at 100.00	B+	7,223,583
3,220	5.250%, 12/01/39	12/24 at 100.00	B+	2,643,717

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
100	5.000%, 12/01/18	No Opt. Call	B+	94,566
1,500	5.000%, 12/01/19	No Opt. Call	B+	1,407,975
4,500	5.000%, 12/01/31	12/20 at 100.00	B+	3,672,540

256,970	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	247,618,860

1,765	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/29 – FGIC Insured	No Opt. Call	AA–	978,481

6,870	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015A, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AAA	7,523,474

NUVEEN	79

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$9,155	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015B, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AAA	$10,025,824

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
8,000	18.328%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	10,725,600
500	18.328%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	670,350
2,950	18.317%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	3,954,357

8,935	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (6)	12/21 at 100.00	AA	9,531,054

11,725	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.000%, 12/01/44 (UB) (6)	12/24 at 100.00	AA	12,404,698

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF1040:
2,600	18.378%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	3,353,610
2,000	18.378%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	2,579,700
3,755	18.378%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	4,843,387
1,000	19.628%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,457,600
2,000	19.628%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	2,915,200
1,150	19.628%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,676,240

1,174	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	6/17 at 100.00	N/R	1,173,189

1,005	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	12/17 at 100.00	N/R	964,058

6,251	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	4/17 at 100.00	N/R	4,419,338

4,424	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,457,882

6,085	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc.Redevelopement Project-Whole Foods Warehouse & Distribution Facility, Series 2016A, 5.000%, 3/15/34	7/21 at 100.00	N/R	5,698,420

	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
9,325	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	AA–	4,131,255
32,170	0.000%, 1/01/39 – NPFG Insured	No Opt. Call	AA–	11,012,434

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
2,595	5.500%, 1/01/31	1/25 at 100.00	BBB+	2,594,766
2,000	5.500%, 1/01/34	1/25 at 100.00	BBB+	1,989,000
2,500	5.500%, 1/01/37	1/25 at 100.00	BBB+	2,464,250

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
2,995	5.250%, 1/01/30	1/24 at 100.00	BBB+	2,961,875
1,445	5.250%, 1/01/32	1/24 at 100.00	BBB+	1,411,548

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
5,000	5.625%, 1/01/30	1/27 at 100.00	BBB+	5,099,150
15,025	5.750%, 1/01/33	1/27 at 100.00	BBB+	15,315,433
6,440	5.750%, 1/01/34	1/27 at 100.00	BBB+	6,549,931
115,515	6.000%, 1/01/38	1/27 at 100.00	BBB+	120,259,199

80	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
$2,740	5.250%, 1/01/28	1/25 at 100.00	BBB+	$2,737,534
2,900	5.500%, 1/01/34	1/25 at 100.00	BBB+	2,884,050

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
5,000	5.500%, 1/01/33	1/25 at 100.00	BBB+	4,994,300
6,850	5.500%, 1/01/37	1/25 at 100.00	BBB+	6,752,045
15,675	5.500%, 1/01/40	1/25 at 100.00	BBB+	15,374,510

5,795	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/40	1/19 at 100.00	BBB+	5,399,665

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
3,070	5.250%, 1/01/35	1/21 at 100.00	BBB+	2,969,949
3,930	5.000%, 1/01/40	1/21 at 100.00	BBB+	3,661,895

13,245	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	12,578,908

2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	1,960,080

1,415	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 – FGIC Insured	1/18 at 100.00	BBB+	1,361,046

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,000	5.000%, 1/01/25	No Opt. Call	BBB+	2,008,780
2,000	5.000%, 1/01/26	No Opt. Call	BBB+	1,998,440
3,045	5.000%, 1/01/35	1/26 at 100.00	BBB+	2,876,886

	Chicago, Illinois, General Obligation Bonds, Series 2000A:
5,515	0.000%, 1/01/28 – FGIC Insured	No Opt. Call	AA–	3,457,850
4,125	0.000%, 1/01/29 – FGIC Insured	No Opt. Call	AA–	2,445,341

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
3,900	5.500%, 1/01/35	1/25 at 100.00	BBB+	3,860,454
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB+	4,691,390

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XF2342, 18.951%, 1/01/35 – AGM Insured (IF) (6)	1/21 at 100.00	AA	1,000,680

23,110	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	22,648,723

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
2,750	5.000%, 11/15/30 (UB) (6)	11/26 at 100.00	AA–	3,056,515
7,500	5.000%, 11/15/31 (UB) (6)	11/26 at 100.00	AA–	8,270,250

60,080	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	61,405,964

1,200	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	12/21 at 100.00	N/R	1,206,804

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,405	7.750%, 7/01/30 (4)	7/21 at 100.00	N/R	6,653,985
1,545	8.000%, 7/01/35 (4)	7/21 at 100.00	N/R	1,294,432
2,000	8.250%, 7/01/41 (4)	7/21 at 100.00	N/R	1,671,400

1,605	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,690,964

2,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 2015-XF0230, 18.928%, 1/01/39 (IF)	1/24 at 100.00	AA–	3,065,300

930	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	4/17 at 100.00	BB	931,367

NUVEEN	81

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A:
$11,295	6.250%, 11/01/36	11/26 at 100.00	N/R	$10,761,988
13,325	6.375%, 11/01/46	11/26 at 100.00	N/R	12,590,260

1,870	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable Series 2016B, 10.000%, 11/01/24	No Opt. Call	N/R	1,859,061

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
25	5.000%, 12/01/21	4/17 at 100.00	BBB	25,040
2,830	5.000%, 12/01/36	4/17 at 100.00	BBB	2,830,991

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
845	5.750%, 12/01/35	12/25 at 100.00	N/R	835,401
4,475	6.000%, 12/01/45	12/25 at 100.00	N/R	4,474,553

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,565	6.875%, 10/01/31	10/21 at 100.00	BB+	1,707,853
5,210	7.125%, 10/01/41	10/21 at 100.00	BB+	5,713,599

1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	1,778,711

77,440	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	79,149,100

5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	5,199,342

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2016-XG0008:
1,500	15.951%, 8/15/33 – AGC Insured (IF) (6)	8/18 at 100.00	AA	1,765,860
2,495	15.951%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	2,908,671
1,625	15.951%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	1,894,425
625	15.951%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	728,625
550	15.886%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA	640,772

785	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	6/17 at 102.00	N/R	792,669

5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	4/17 at 100.00	BB–	5,409,195

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	4/17 at 100.00	Baa3	1,000,080
11,170	5.000%, 4/01/31	4/17 at 100.00	Baa3	10,990,051
19,140	5.000%, 4/01/36	4/17 at 100.00	Baa3	18,325,018

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	6,191,460

2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,089,584

10,170	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	4/17 at 100.00	N/R	10,176,814

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
3,390	5.500%, 5/15/26	5/17 at 100.00	N/R	3,392,475
11,825	5.750%, 5/15/38	5/17 at 100.00	N/R	11,829,139
350	5.400%, 5/15/38	4/17 at 100.00	N/R	349,979

82	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 2015-XF0060, 15.387%, 5/01/30 (IF)	5/20 at 100.00	AA	$4,028,625

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	15.387%, 8/15/37 (IF)	8/22 at 100.00	AA+	748,272
1,000	15.387%, 8/15/37 (IF)	8/22 at 100.00	AA+	1,336,200
1,925	15.396%, 8/15/43 (IF)	8/22 at 100.00	AA+	2,545,004

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 2016-XG0026:
625	17.467%, 8/15/36 (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AA– (7)	878,600
490	17.467%, 8/15/37 (Pre-refunded 2/15/21) (IF)	2/21 at 100.00	AA– (7)	791,428

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17) (UB) (6)	11/17 at 100.00	A (7)	1,957,152

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	17.669%, 11/15/33 (Pre-refunded 11/15/17) (IF) (6)	11/17 at 100.00	A (7)	1,260,203
4,260	18.693%, 5/15/39 (IF) (6)	5/20 at 100.00	A	5,975,246
1,705	18.693%, 5/15/39 (IF) (6)	5/20 at 100.00	A	2,389,472
4,740	18.688%, 5/15/39 (IF) (6)	5/20 at 100.00	A	6,648,514

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 2016-XF2338:
3,525	14.798%, 5/15/41 (IF) (6)	5/22 at 100.00	A	4,433,463
2,500	14.798%, 5/15/41 (IF) (6)	5/22 at 100.00	A	3,144,300

23,075	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/41	2/27 at 100.00	BBB	19,878,420

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB– (7)	1,268,009

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
75	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	86,393
8,045	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (7)	9,267,036

200	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Ba1	211,494

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	9,922,666

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	2,689,218

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (6)	5/19 at 100.00	Aaa	6,174,708

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 2016-XG0050:
300	20.816%, 11/01/29 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	429,048
250	21.823%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	362,560
3,067	21.811%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	4,447,089
1,065	21.775%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,543,377
815	21.760%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,180,813
315	21.662%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	455,698

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	736,054

NUVEEN	83

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
$1,030	19.139%, 8/15/41 – AGM Insured (IF) (6)	8/21 at 100.00	AA	$1,599,755
665	19.040%, 8/15/41 – AGM Insured (IF) (6)	8/21 at 100.00	AA	1,030,777

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
4,250	17.338%, 8/15/41 (Pre-refunded 2/15/21) (IF) (6)	2/21 at 100.00	AA– (7)	6,864,430
3,025	17.338%, 8/15/41 (Pre-refunded 2/15/21) (IF) (6)	2/21 at 100.00	AA– (7)	4,885,859

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2016-XG0026, 17.467%, 8/15/36 (Pre-refunded 8/15/19) (IF)	8/19 at 100.00	AA– (7)	3,212,162

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,053,089

20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (6)	10/25 at 100.00	AA+	22,261,200

985	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	986,015

26,460	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/30	4/17 at 100.00	BBB+	26,530,117

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (6)	6/17 at 100.00	AA+	22,022,106

	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
250	15.380%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	335,340
3,305	15.374%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	4,432,765
2,245	15.372%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	AA	3,010,904

4,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/38	11/26 at 100.00	BBB	4,209,324

8,695	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/36 – AGM Insured (UB) (6)	4/24 at 100.00	AA	9,027,584

7,625	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/33 (UB) (6)	5/24 at 100.00	BBB	7,687,983

	Illinois State, General Obligation Bonds, Series 2012A:
11,500	5.000%, 3/01/30 (UB) (6)	3/22 at 100.00	BBB	11,642,715
10,500	5.000%, 3/01/33 (UB) (6)	3/22 at 100.00	BBB	10,563,210

1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006, 14.253%, 4/01/32 – AGM Insured (IF) (6)	4/24 at 100.00	AA	2,161,701

6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 14.418%, 2/01/39 – AGM Insured (IF) (6)	2/24 at 100.00	AA	7,566,908

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1012:
2,750	14.478%, 7/01/28 – AGM Insured (IF) (6)	7/23 at 100.00	AA	3,471,380
1,850	15.484%, 7/01/33 – AGM Insured (IF) (6)	7/23 at 100.00	AA	2,264,400

8,825	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Series 2016A, 4.000%, 6/15/31 (UB) (6)	6/26 at 100.00	AAA	9,218,860

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (16)	4/17 at 100.00	N/R	11,366,791

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured (4)	4/17 at 100.00	N/R	3,412,349

84	NUVEEN

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

		Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
$1,595		5.250%, 1/01/25 (17)	4/17 at 100.00	D	$465,389
3,675		5.250%, 1/01/30 (17)	4/17 at 100.00	D	1,072,292
5,420		5.250%, 1/01/36 (17)	4/17 at 100.00	D	1,581,448

12,431		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	124

		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
8,715		0.000%, 12/15/41 – AGM Insured	No Opt. Call	AA	2,651,452
2,650		0.000%, 12/15/50	No Opt. Call	BBB–	416,633
7,100		0.000%, 12/15/50 – AGM Insured	No Opt. Call	AA	1,332,883
7,785		0.000%, 12/15/51 – AGM Insured	No Opt. Call	AA	1,384,562
9,265		5.000%, 6/15/52	6/22 at 100.00	BBB–	9,314,753

		Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
12,900		0.000%, 12/15/52 – AGM Insured	No Opt. Call	AA	2,172,618
5,950		5.000%, 6/15/53	12/25 at 100.00	BBB–	5,999,504
7,360		5.000%, 6/15/53 (UB) (6)	12/25 at 100.00	BBB–	7,421,235

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
3,980		0.000%, 6/15/43 – AGM Insured	No Opt. Call	AA	1,117,863
4,075		5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	AA	4,246,069

1,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	AA	1,041,980

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
5,000		0.000%, 12/15/31 – NPFG Insured	No Opt. Call	AA–	2,604,350
7,500		0.000%, 12/15/32 – NPFG Insured	No Opt. Call	AA–	3,691,425
6,500		0.000%, 12/15/34 – NPFG Insured	No Opt. Call	AA–	2,853,110
56,000		0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AA–	21,970,480
46,600		0.000%, 12/15/37 – NPFG Insured	No Opt. Call	AA–	17,364,558
14,905		0.000%, 6/15/38 – NPFG Insured	No Opt. Call	AA–	5,400,678

4,000		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 13.989%, 6/15/52 – NPFG Insured (IF) (6)	6/22 at 100.00	BBB–	4,085,920

		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1046:
265		15.509%, 6/15/50 (IF) (6)	6/20 at 100.00	BBB–	294,683
9,300		14.439%, 6/15/50 (IF) (6)	6/20 at 100.00	BBB–	9,887,016

4,285		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	4/17 at 102.00	N/R	4,284,572

5,490		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	5,679,954

10,000		Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured (UB)	No Opt. Call	AA	12,765,500

—	(18)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	194

NUVEEN	85

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,605	Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project, 6.950%, 1/01/21 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (7)	$1,677,530

21,145	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	19,197,756

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
500	7.250%, 11/01/33	11/23 at 100.00	AA	649,325
7,775	7.250%, 11/01/36	11/23 at 100.00	AA	10,031,072
15,225	7.125%, 11/01/43	11/23 at 100.00	AA	19,421,313

3,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	4/17 at 102.00	N/R	3,055,380

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	4/17 at 102.00	N/R	1,786,855

1,870	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	4/17 at 100.00	N/R	1,692,574

410	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	395,822

2,150	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26 (19)	1/19 at 100.00	N/R	1,289,033

1,900	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,848,890

6,280	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	4/17 at 102.00	N/R	6,262,039
1,681,692	Total Illinois			1,538,926,699

	Indiana – 2.1%

	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
1,000	6.750%, 1/15/43	1/24 at 104.00	N/R	1,022,490
2,100	6.875%, 1/15/52	1/24 at 104.00	N/R	2,147,103

1,080	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	N/R	745,265

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000	7.125%, 11/15/42	11/22 at 100.00	N/R	1,088,970
7,500	7.125%, 11/15/47	11/22 at 100.00	N/R	8,148,300

	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016:
3,340	6.125%, 1/15/34	1/24 at 104.00	N/R	3,317,488
3,180	6.250%, 1/15/43	1/24 at 104.00	N/R	3,167,916
2,000	6.375%, 1/15/51	1/24 at 104.00	N/R	1,995,080

6,835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	BB+	7,018,998

860	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29 (Alternative Minimum Tax)	4/17 at 100.00	BB+	861,686

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 16.147%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	2,963,685

86	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 15.327%, 10/15/19 (IF) (6)	No Opt. Call	A+	$5,130,300

7,355	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	6,752,920

4,370	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB–	4,409,592

3,925	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	3,876,880

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
2,475	7.000%, 12/01/34	12/24 at 100.00	N/R	2,554,052
4,920	7.250%, 12/01/44	12/24 at 100.00	N/R	5,075,669

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
2,170	7.000%, 12/01/34	12/24 at 100.00	N/R	2,239,310
5,640	7.250%, 12/01/44	12/24 at 100.00	N/R	5,818,450

18,820	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	18,775,773

22,060	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	20,028,493

	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	14.446%, 5/01/42 (IF) (6)	5/23 at 100.00	A	4,853,850
1,000	14.446%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,294,360
1,600	14.446%, 5/01/42 (IF) (6)	5/23 at 100.00	A	2,070,976
1,000	14.446%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,294,360

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	8/20 at 100.00	BBB+	1,117,074
875	5.500%, 8/15/45	8/20 at 100.00	BBB+	932,750

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
3,085	16.255%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	4,093,857
5,000	16.227%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	6,635,800
330	16.227%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	437,963
1,250	16.227%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	1,658,950
1,460	16.214%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	1,937,230

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
1,960	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured (UB)	1/19 at 100.00	AA (7)	2,111,528
8,040	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA	8,574,419

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 2016-XG0024:
4,995	18.101%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AA	6,452,441
6,250	17.107%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AA	7,964,813
310	17.107%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AA	395,024
2,500	17.107%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AA	3,185,925

NUVEEN	87

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	$3,777,280

21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	22,156,824

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,716,180

2,145	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	4/17 at 102.00	N/R	2,158,492

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	6,306,800
5,000	8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	6,357,450

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
6,160	5.700%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (7)	6,285,048
19,000	5.750%, 9/01/42 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (7)	19,389,690
39,655	5.800%, 9/01/47 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (7)	40,476,650

3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 4.000%, 1/15/32	1/23 at 100.00	N/R	3,613,539
258,335	Total Indiana			274,387,693

	Iowa – 2.7%

182,330	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	182,650,899

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,525	5.000%, 12/01/19	No Opt. Call	B	1,545,206
135,250	5.250%, 12/01/25	12/23 at 100.00	B	136,914,926

1,630	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	1,659,764

4,445	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB) (6)	6/17 at 100.00	AA	4,447,622

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
14,845	5.500%, 6/01/42	4/17 at 100.00	B+	14,844,406
8,345	5.625%, 6/01/46	4/17 at 100.00	B+	8,344,833

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,492,116

2,000	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 5.000%, 12/01/41	12/26 at 100.00	BBB+	2,162,260
351,860	Total Iowa			354,062,032

	Kansas – 0.7%

4,170	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37 (Pre-refunded 8/15/17)	8/17 at 100.00	Aaa	4,253,108

2,115	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 15.362%, 1/01/34 (IF)	1/20 at 100.00	AA–	2,927,795

1,860	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	1,898,818

88	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
$973	5.000%, 3/01/18 (20)	No Opt. Call	N/R	$388,654
4,649	5.000%, 3/01/26 (20)	4/17 at 100.00	N/R	1,857,766

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	4/17 at 100.00	N/R	1,075,880

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
13,500	5.250%, 1/01/32 – AMBAC Insured	4/17 at 100.00	BB+	13,499,460
1,000	5.125%, 1/01/32 – AMBAC Insured	4/17 at 100.00	BB+	994,290

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	4/17 at 100.00	BB+	13,834,800

2,300	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B, 6.100%, 12/15/34	12/22 at 100.00	N/R	2,011,143

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
4,250	4.375%, 12/15/23	12/22 at 100.00	N/R	3,816,798
10,905	6.000%, 12/15/32	12/22 at 100.00	N/R	9,760,847

13,275	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	14,644,183

3,825	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	6/17 at 100.00	N/R	4,054,227

11,565	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 6.000%, 9/01/35	9/25 at 100.00	N/R	11,312,420

12,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34	No Opt. Call	N/R	4,020,500
103,677	Total Kansas			90,350,689

	Kentucky – 0.4%

2,150	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.750%, 10/01/34	4/26 at 100.00	N/R	1,986,643

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	BBB+	8,794,160

5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 15.182%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	6,495,294

2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	2,515,000

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,043,170

16,250	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	16,864,250

14,660	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 5.625%, 5/01/45	5/25 at 100.00	N/R	14,628,333

1,000	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,036,070

NUVEEN	89

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$125	Ohio County, Kentucky, Pollution Control Revenue Bonds, Big Rivers Electric Corporation Project, Refunding Series 2010A, 6.000%, 7/15/31	7/20 at 100.00	Ba2	$125,338
50,925	Total Kentucky			53,488,258

	Louisiana – 1.4%

44,125	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	47,204,041

12,690	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	13,431,476

1,275	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/49 (4)	No Opt. Call	N/R	127,309

10,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 6.250%, 2/01/47	2/27 at 100.00	N/R	10,094,700

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
6,750	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,385,408
1,085	6.000%, 12/15/37 (4)	4/17 at 100.00	N/R	542,164

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/17 (4)	No Opt. Call	N/R	44,972

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
1,375	18.352%, 10/01/40 (IF) (6)	10/20 at 100.00	A	2,007,060
3,315	18.341%, 10/01/40 (IF) (6)	10/20 at 100.00	A	4,837,878

16,050	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	17,267,392

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,107,120

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
485	7.750%, 12/15/31	12/21 at 100.00	N/R	534,388
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,229,870

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37 (Pre-refunded 5/15/21)	5/21 at 100.00	A– (7)	2,400,520
600	6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A– (7)	725,862

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
3,900	8.250%, 12/15/38	12/23 at 100.00	N/R	4,348,461
4,125	8.375%, 12/15/43	12/23 at 100.00	N/R	4,612,905

5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	1,935,300

2,070	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	4/17 at 100.00	N/R	413,358

90	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
$865	5.250%, 11/15/29	11/24 at 100.00	N/R	$905,716
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,020,070

57,450	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	57,653,946

2,410	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	4/17 at 100.00	N/R	433,053
185,085	Total Louisiana			184,262,969

	Maine – 0.1%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	BBB–	2,528,068
6,500	7.000%, 7/01/41	7/21 at 100.00	BBB–	7,123,480

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	4/17 at 100.00	B3	3,965,484
12,750	Total Maine			13,617,032

	Maryland – 1.6%

	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,309,149
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,036,035
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,837,994

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
7,800	5.000%, 9/01/32 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	7,817,394
12,905	5.250%, 9/01/39 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	12,933,777

1,500	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	N/R	1,514,115

4,530	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.125%, 6/01/43	6/26 at 100.00	N/R	4,436,999

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	4/17 at 100.00	BB	19,289,273

8,201	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Series 2006, 5.500%, 7/01/36	4/17 at 100.00	N/R	8,200,180

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	2/24 at 100.00	N/R	738,014
1,000	6.100%, 2/15/44	2/24 at 100.00	N/R	1,021,170

	Maryland Community Development Administration, Residential Revenue Bonds, Tender Option Bond Trust 2016-XG0006:
940	14.502%, 9/01/42 (Pre-refunded 5/08/17) (Alternative Minimum Tax) (IF) (6)	5/17 at 100.00	Aa2 (7)	950,124
1,405	14.722%, 3/01/48 (Pre-refunded 5/08/17) (Alternative Minimum Tax) (IF) (6)	5/17 at 100.00	Aa2 (7)	1,407,796

29,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B+	29,029,725

NUVEEN	91

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
$1,650	5.000%, 6/01/17 (4)	No Opt. Call	N/R	$987,756
79,800	5.000%, 12/01/31 (4)	4/17 at 100.00	N/R	47,579,950

4,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	4/17 at 100.00	N/R	2,683,080

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB) (6)	11/21 at 100.00	AA+	1,948,572

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,000	18.565%, 11/15/51 (IF) (6)	11/21 at 100.00	AA+	1,412,700
1,155	18.565%, 11/15/51 (IF) (6)	11/21 at 100.00	AA+	1,631,669
1,135	18.531%, 11/15/51 (IF) (6)	11/21 at 100.00	AA+	1,602,472

20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (6)	2/25 at 100.00	A2	22,312,508

2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 14.478%, 8/15/42 (IF) (6)	2/25 at 100.00	A2	3,407,871

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/19 at 100.00	BB+	1,542,750

19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (6)	6/25 at 100.00	AA–	22,215,826

5,100	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	4,918,950
232,001	Total Maryland			203,765,849

	Massachusetts – 0.6%

14,005	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	14,029,368

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB–	2,728,900

7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB	7,845,750

16,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45 (UB) (6)	7/25 at 100.00	AA–	17,513,920

3,500	Massachusetts Development Finance Agency, Revenue Bonds, SABIS International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (7)	4,095,070

810	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2016-XL0018, 17.452%, 6/01/41 (IF) (6)	6/20 at 100.00	AA	895,050

11,625	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001C. ARS, 1.696%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	10,142,813

20,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46 (UB) (6)	3/24 at 100.00	AA+	22,401,800

2,990	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%, 4/01/33 (UB)	4/25 at 100.00	AA+	3,138,244
78,930	Total Massachusetts			82,790,915

92	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 1.0%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
$3,315	6.000%, 11/01/28	11/18 at 100.00	BB+	$3,376,328
5,105	6.000%, 11/01/37	11/18 at 100.00	BB+	5,160,645

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	4/17 at 100.00	BBB	1,050,515

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,636,335

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
4,420	5.000%, 11/01/26	4/17 at 100.00	B	3,551,735
3,750	5.250%, 11/01/31	4/17 at 100.00	B	2,792,625
3,840	5.250%, 11/01/36	4/17 at 100.00	B	2,673,062

	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
3,265	6.000%, 10/01/33	10/23 at 100.00	N/R	3,211,356
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	3,967,465

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,525	5.650%, 11/01/25	4/17 at 100.00	B–	1,011,807
500	5.750%, 11/01/30	4/17 at 100.00	B–	316,830
2,425	5.750%, 11/01/35	4/17 at 100.00	B–	1,445,518

3,720	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	4/17 at 100.00	B–	3,617,588

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
300	5.250%, 4/01/18 – SYNCORA GTY Insured	4/17 at 100.00	N/R (7)	300,804
168	5.250%, 4/01/19 – SYNCORA GTY Insured	4/17 at 100.00	N/R (7)	168,661
465	5.250%, 4/01/22	4/17 at 100.00	N/R (7)	466,283
159	5.250%, 4/01/23 – SYNCORA GTY Insured	4/17 at 100.00	N/R (7)	159,315

1,055	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36 (4)	4/17 at 102.00	N/R	52,750

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BB+	3,507,945

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BBB–	2,837,430

875	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	4/17 at 100.00	N/R	876,400

1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	4/17 at 100.00	N/R	1,900,608

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,230	5.700%, 10/01/21	No Opt. Call	N/R	1,209,201
2,140	7.100%, 10/01/31	10/21 at 100.00	N/R	2,134,265
7,000	7.450%, 10/01/41	10/21 at 100.00	N/R	7,002,660

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,524,481

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,295,997

6,975	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	5,792,947

NUVEEN	93

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB–	$406,452

	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,270	7.750%, 7/15/26	7/21 at 100.00	B–	1,152,119
10,000	8.000%, 7/15/41	7/21 at 100.00	B–	8,496,200

1,810	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Refunding Bonds, Cesar Chavez Academy Project, Series 2012, 5.750%, 2/01/33	2/20 at 101.00	BB+	1,847,395

1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB–	970,070

955	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	962,564

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	4/17 at 100.00	BBB	1,507,167

1,500	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	1,505,205

3,365	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,364,832

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
140	7.250%, 4/01/20	No Opt. Call	BB	146,737
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,223,425
500	8.000%, 4/01/40	4/20 at 100.00	BB	535,160

13,795	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	14,848,385

6,435	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC ? Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	6,513,250

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	10,978,370

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
870	5.500%, 5/01/27	5/22 at 100.00	BB+	892,803
1,315	6.000%, 5/01/37	5/22 at 100.00	BB+	1,353,714

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,531,155

1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	3/20 at 101.00	BBB	1,010,690

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2011:
390	6.750%, 5/01/21	No Opt. Call	BB	415,572
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,767,456
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,793,440

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	4/17 at 100.00	BB	2,296,859
137,272	Total Michigan			130,560,576

94	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.1%

	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014:
$1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	$1,229,196
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	993,940

935	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	799,519

14,220	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	15,033,384

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
750	5.500%, 7/01/40	7/25 at 100.00	N/R	736,418
1,420	5.750%, 7/01/46	7/25 at 100.00	N/R	1,410,103

2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BB+	1,989,380

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	2,235,986

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
700	5.000%, 7/01/36	7/24 at 102.00	N/R	682,213
3,510	5.000%, 7/01/47	7/24 at 102.00	N/R	3,321,548

	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	CCC+	942,911
6,200	5.875%, 7/01/40	7/25 at 100.00	CCC+	5,481,482
5,000	6.000%, 7/01/45	7/25 at 100.00	CCC+	4,426,300

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.125%, 7/01/48 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (7)	1,169,600

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,031,330

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,034,680

	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
2,360	5.000%, 7/01/36	7/26 at 100.00	N/R	2,170,799
4,925	5.000%, 7/01/47	7/26 at 100.00	N/R	4,288,690

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,530,968

2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,007,180

21,815	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47	7/26 at 100.00	N/R	20,320,453

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB+	817,290
3,940	5.000%, 7/01/44	7/24 at 100.00	BB+	3,916,478

1,870	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/48	7/26 at 100.00	N/R	1,736,950

NUVEEN	95

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	4/17 at 100.00	B3	$2,296,402

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A:
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	978,150
2,640	5.000%, 7/01/47	7/24 at 102.00	N/R	2,516,290

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,050	7.750%, 1/01/33	1/21 at 100.00	N/R	980,826
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	936,110

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,589,985

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB+	510,850
1,840	5.000%, 9/01/44	9/24 at 100.00	BB+	1,858,087

	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
2,025	5.000%, 4/01/36	4/26 at 100.00	B–	1,784,714
3,085	5.000%, 4/01/46	4/26 at 100.00	B–	2,582,330

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	451,830

2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB–	2,575,975

1,695	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,701,204

	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
40	5.000%, 7/01/35	7/25 at 100.00	BB	40,158
1,715	5.300%, 7/01/45	7/25 at 100.00	BB	1,733,351

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	1,008,470

	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	4/17 at 100.00	N/R	845,406
1,225	5.375%, 5/01/43	4/17 at 100.00	N/R	1,225,355

2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BBB–	2,225,981

11,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	9,701,887

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	996,800

4,795	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.125%, 10/01/48	10/26 at 100.00	N/R	4,344,270

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	4/17 at 100.00	N/R	1,500,240
800	5.500%, 2/01/42 (Alternative Minimum Tax)	4/17 at 100.00	N/R	800,016

96	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
$1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	$1,564,047
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,151,050
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,429,705

	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
315	4.500%, 6/01/36	6/24 at 100.00	N/R	283,475
730	4.750%, 6/01/46	6/24 at 100.00	N/R	648,919

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Mary’s Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30 (4)	9/17 at 100.00	N/R	700,000
3,250	6.875%, 9/01/42 (4)	9/17 at 100.00	N/R	2,275,000
147,440	Total Minnesota			140,543,681

	Mississippi – 0.1%

3,972	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts. Deutsche Trust for DTC Settlement. USbank Trustee on underlying Bond, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	3/18 at 100.00	N/R	3,925,194

1,346	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 100.00	N/R	1,345,842
5,318	Total Mississippi			5,271,036

	Missouri – 0.9%

205	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	212,429

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	4/17 at 100.00	N/R	590,330
3,000	5.000%, 6/01/28	4/17 at 100.00	N/R	2,573,520

1,705	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,838,348

1,900	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42	3/21 at 100.00	N/R	1,676,617

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (7)	7,792,359

	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
775	5.000%, 4/01/36	4/26 at 100.00	N/R	722,928
3,140	5.000%, 4/01/46	4/26 at 100.00	N/R	2,783,013

4,758	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Subordinate Refunding & Improvement Series 2016, 8.000%, 4/15/46	4/26 at 100.00	N/R	4,350,763

3,000	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	4/17 at 100.00	N/R	2,898,930

1,200	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/42	5/27 at 100.00	N/R	1,247,712

NUVEEN	97

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$6,737	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	4/17 at 100.00	N/R	$5,917,075

10,717	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	4/17 at 100.00	N/R	1,543,491

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	BB+	1,511,100

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,280	5.000%, 5/01/35	5/20 at 100.00	N/R	1,294,950
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,386,853

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35	6/25 at 100.00	N/R	4,087,104
3,965	6.000%, 6/01/46	6/25 at 100.00	N/R	3,860,839

7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46	6/25 at 100.00	N/R	6,981,693

12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (6)	11/23 at 100.00	A2	13,758,270

5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 14.281%, 11/15/48 (IF) (6)	11/23 at 100.00	A2	6,692,674

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
3,155	5.000%, 5/01/30	5/21 at 100.00	N/R	3,196,331
750	5.000%, 5/01/35	5/21 at 100.00	N/R	739,448

1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,707,459

3,615	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, O’Fallon Retail Walk Community Improvement District Project, Series 2017A, 6.250%, 12/01/36	12/26 at 100.00	N/R	3,633,617

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A:
600	5.000%, 8/15/35	8/25 at 100.00	N/R	593,568
1,800	5.125%, 8/15/45	8/25 at 100.00	N/R	1,732,212

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	4/17 at 102.00	N/R	1,296,696
5,700	5.350%, 6/15/32	4/17 at 102.00	N/R	5,620,257

8,110	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,254,845

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27 (21)	9/17 at 100.00	N/R	665,550

1,480	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	4/17 at 100.00	N/R	1,364,649

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	4/17 at 100.00	N/R	1,980,090

98	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	4/17 at 100.00	N/R	$1,170,183

5,000	Shrewsbury, Missouri, Tax Increment and Improvement District Revenue Bonds, Kenrick Plaza Redevelopment Project, Series 2016, 4.000%, 5/01/36	5/25 at 100.00	N/R	4,471,250

1,055	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	9/17 at 100.00	N/R	947,443

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (22)	No Opt. Call	N/R	881,427

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
390	5.100%, 11/01/19	4/17 at 100.00	N/R	390,332
1,000	5.375%, 11/01/24	4/17 at 100.00	N/R	1,000,470

1,470	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	4/17 at 100.00	N/R	1,472,190

3,215	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	3,186,129

160	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	165,002

775	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (7)	775,713
132,599	Total Missouri			119,965,859

	Nebraska – 0.0%

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	14.660%, 11/01/45 (IF) (6)	11/25 at 100.00	A–	1,241,942
1,545	14.646%, 11/01/48 (IF) (6)	11/25 at 100.00	A–	1,984,244
2,505	Total Nebraska			3,226,186

	Nevada – 0.5%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 2016-XG0028, 17.813%, 7/01/42 (IF)	1/20 at 100.00	Aa3	6,179,160

1,000	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35	8/25 at 100.00	N/R	1,021,460

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 2016-XG0028, 15.750%, 7/01/42 (IF)	1/20 at 100.00	Aa3	1,379,148

	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
1,000	5.000%, 12/15/35	12/25 at 100.00	BB	993,920
2,520	5.125%, 12/15/45	12/25 at 100.00	BB	2,471,515

	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
2,515	5.500%, 1/01/34	7/24 at 100.00	BBB–	2,771,555
2,980	5.500%, 1/01/39	7/24 at 100.00	BBB–	3,264,262
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,276,300

1,460	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-17, Madeira Canyon, Series 2005, 5.000%, 9/01/25	9/17 at 101.00	N/R	1,463,781

NUVEEN	99

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (7)	$5,737,250

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
385	5.000%, 6/01/28	6/24 at 100.00	N/R	388,935
970	5.000%, 6/01/30	6/24 at 100.00	N/R	974,084

1,100	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35	12/25 at 100.00	N/R	1,094,643

3,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35	6/21 at 100.00	N/R	2,727,240

1,975	Mesquite, Nevada, Local Improvement Bonds, Special Improvement District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%, 8/01/37	8/26 at 100.00	N/R	1,771,634

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	2,061,429

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
775	6.500%, 9/01/20 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	821,764
1,395	6.750%, 9/01/27 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	1,506,419

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
4,125	6.500%, 6/15/20	6/18 at 100.00	B1	4,242,068
25,590	6.750%, 6/15/28	6/18 at 100.00	B1	26,298,843
66,450	Total Nevada			70,445,410

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
420	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	376,265
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	Caa1	436,438
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	Caa1	301,102
575	0.000%, 1/01/23 – ACA Insured	No Opt. Call	Caa1	444,504
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	Caa1	34,376
370	0.000%, 1/01/27 – ACA Insured	No Opt. Call	Caa1	225,596
730	0.000%, 1/01/29 – ACA Insured	No Opt. Call	Caa1	394,361
3,320	0.000%, 1/01/30 – ACA Insured	No Opt. Call	Caa1	1,685,132
6,345	Total New Hampshire			3,897,774

	New Jersey – 2.4%

9,155	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	4/17 at 100.00	BB+	9,154,908

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,020,210

2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	4/17 at 100.00	Caa1	1,695,593

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34	8/24 at 100.00	B+	828,359
1,530	5.875%, 8/01/44	8/24 at 100.00	B+	1,498,283
1,000	6.000%, 8/01/49	8/24 at 100.00	B+	988,640

100	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
$2,390	5.500%, 8/01/33	8/23 at 100.00	B–	$1,692,048
4,120	5.650%, 8/01/43	8/23 at 100.00	B–	2,710,301
2,395	5.750%, 8/01/47	8/23 at 100.00	B–	1,565,396

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,094,640
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,717,897

15,730	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40 (UB) (6)	6/25 at 100.00	A–	16,001,342

15,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2016AAA, 5.000%, 6/15/41 (UB) (6)	12/26 at 100.00	A–	15,021,750

	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A:
285	6.000%, 10/01/34	10/24 at 100.00	BB–	285,681
1,500	6.200%, 10/01/44	10/24 at 100.00	BB–	1,494,120

22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	BB–	24,106,066

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/17 at 100.00	BB–	797,218

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,000	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	3,329,550
7,625	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	8,462,606

5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	BB–	6,101,060

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,617,735

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	2,726,352

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 2016-XG0047:
1,250	16.664%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	1,635,300
5,000	16.664%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	6,541,200
1,815	16.643%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA	2,373,675

1,365	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,456,905

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	27,000,880

23,435	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA	24,292,487

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,677,175

2,650	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 9.126%, 12/01/24 (Alternative Minimum Tax) (IF) (6)	12/23 at 100.00	AA	2,807,066

NUVEEN	101

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0032, 19.526%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (IF)	6/18 at 100.00	AA	$1,758,327

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
12,170	0.000%, 12/15/28	No Opt. Call	A–	6,895,765
2,310	0.000%, 12/15/34	No Opt. Call	A–	900,045

23,120	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2016A-1, 5.000%, 6/15/30 (UB) (6)	6/26 at 100.00	A+	24,321,778

40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (6)	No Opt. Call	A–	14,927,600

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
91,505	4.750%, 6/01/34	6/17 at 100.00	BB–	87,612,377
4,000	5.000%, 6/01/41	6/17 at 100.00	B	3,916,760
342,070	Total New Jersey			313,027,095

	New Mexico – 0.4%

1,345	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	N/R	1,345,444

1,310	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,400,888

650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	640,991

4,505	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32 (4)	9/17 at 47.67	N/R	630,024

800	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	777,576

3,630	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	3,211,207

5,175	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	4,324,696

2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,088,980

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB–	5,368,520

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,168,806
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,277,396

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	10/24 at 100.00	N/R	5,074,175

19,855	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40	5/20 at 103.00	N/R	20,381,753
53,985	Total New Mexico			49,690,456

102	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 7.5%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
$19,430	0.000%, 7/15/32	No Opt. Call	BBB–	$10,384,558
15,765	0.000%, 7/15/33	No Opt. Call	BBB–	8,036,051
5,220	0.000%, 7/15/35	No Opt. Call	BBB–	2,414,668
17,410	0.000%, 7/15/45	No Opt. Call	BBB–	4,889,424

1,750	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (7)	1,997,818

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
200	5.000%, 11/01/39	11/24 at 100.00	BB	188,628
7,700	5.500%, 11/01/44	11/24 at 100.00	BB	7,709,086

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
670	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	703,627
5,570	5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	5,884,816

100,140	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45	9/25 at 100.00	N/R	108,334,454

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
1,595	5.000%, 5/01/38	5/23 at 100.00	BBB–	1,673,011
2,500	4.250%, 5/01/42	5/23 at 100.00	BBB–	2,443,300

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,830,483
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,114,103
8,200	5.500%, 1/01/44	7/24 at 100.00	BBB–	8,955,220

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,000	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	2,150,640
3,000	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (7)	3,258,390

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
1,300	5.000%, 12/01/40	6/25 at 100.00	Baa3	1,382,290
3,900	5.000%, 12/01/45	6/25 at 100.00	Baa3	4,132,947

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/35	6/27 at 100.00	Baa3	1,073,300
1,000	5.000%, 12/01/37	6/27 at 100.00	Baa3	1,069,860

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,000	5.500%, 12/01/36	12/26 at 100.00	BB–	5,048,100
5,000	5.500%, 12/01/46	12/26 at 100.00	BB–	5,000,250

3,750	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C, Group C, 5.000%, 3/15/44 (UB) (6)	3/24 at 100.00	AAA	4,190,175

NUVEEN	103

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
$1,890	18.512%, 3/15/35 (IF) (6)	3/24 at 100.00	AAA	$3,251,896
1,000	18.513%, 3/15/36 (IF) (6)	3/24 at 100.00	AAA	1,713,830
2,990	18.507%, 3/15/39 (IF) (6)	3/24 at 100.00	AAA	4,861,770
4,000	18.529%, 3/15/44 (IF) (6)	3/24 at 100.00	AAA	6,347,600

	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B:
6,410	4.000%, 7/01/34 (UB) (6)	7/26 at 100.00	A–	6,498,907
30,265	4.000%, 7/01/41 (UB) (6)	7/26 at 100.00	A–	30,379,704
43,455	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A–	47,558,455

15,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	4/17 at 100.00	BB	15,001,500

5,560	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	N/R	5,484,551

24,120	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (5)	1/34 at 100.00	N/R	16,570,198

5,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	5,488,100

8,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/56 (UB)	11/26 at 100.00	AA–	9,346,785

4,655	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004, 14.770%, 11/15/41 (IF) (6)	11/22 at 100.00	AA–	6,637,890

8,330	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	4/17 at 100.00	B–	8,155,237

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17 (4)	No Opt. Call	N/R	780,171
12,570	5.750%, 10/01/27 (4)	10/17 at 102.00	N/R	4,044,020
33,760	5.750%, 10/01/37 (4)	10/17 at 102.00	N/R	10,861,267
61,500	5.875%, 10/01/46 (4)	10/17 at 102.00	N/R	19,785,780

3,535	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	4/17 at 100.00	BBB	3,537,333

3,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	3,624,836

3,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	4/17 at 100.00	Baa1	3,018,150

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2015-XF1011:
2,155	18.754%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	3,294,262
3,700	18.778%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	5,757,940

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 18.659%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	3,429,260

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,025	18.686%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	3,208,694
1,320	18.720%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	2,054,184
2,000	18.720%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	3,112,400
970	18.703%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	1,508,951

104	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 15.287%, 6/15/40 (IF)	6/19 at 100.00	AA+	$495,855

10,000	New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, General Resolution, Refunding Series 2012FF, 5.000%, 6/15/45 (UB) (6)	6/22 at 100.00	AA+	11,171,400

14,000	New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Second General Resolution, Series 2017DD, 5.000%, 6/15/47 (UB) (6)	12/26 at 100.00	AA+	15,924,720

	New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Second General Resolution, Tender Option Bond Trust 2015-XF1022:
1,970	18.786%, 6/15/43 (IF) (6)	6/21 at 100.00	AA+	3,055,214
1,000	18.778%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	1,529,400
400	18.778%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	634,280
2,265	18.773%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	3,591,293
1,600	18.778%, 6/15/47 (IF) (6)	6/23 at 100.00	AA+	2,456,480

	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2:
2,500	5.000%, 7/15/40 (UB)	7/25 at 100.00	AA	2,827,175
5,000	5.000%, 7/15/41 (UB)	7/25 at 100.00	AA	5,646,600

31,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43 (UB)	1/26 at 100.00	AA	35,041,160

1,030	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015, Tender Option Bond Trust 2015-XF2051, 18.871%, 8/01/34 (IF) (6)	8/24 at 100.00	AAA	1,812,295

10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2016, Series 2016E-1, 5.000%, 2/01/40 (UB) (6)	2/26 at 100.00	AAA	11,358,600

23,390	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Senior Lien Series 2016A, 0.000%, 11/15/49	No Opt. Call	Aa3	5,829,256

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
2,500	14.536%, 11/15/44 (IF) (6)	11/21 at 100.00	A+	3,534,000
3,750	14.536%, 11/15/44 (IF) (6)	11/21 at 100.00	A+	5,301,000

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062:
2,170	18.785%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	3,362,198
3,750	15.330%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	5,397,450
2,000	15.330%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	2,878,640

98,100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	102,855,886

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
29,515	5.150%, 11/15/34	11/24 at 100.00	N/R	31,746,924
44,695	5.375%, 11/15/40	11/24 at 100.00	N/R	48,451,615

109,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44	11/24 at 100.00	N/R	129,828,673

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
1,875	15.935%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	2,505,300
1,000	15.935%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	1,336,160

NUVEEN	105

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,530	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1014, 18.523%, 3/15/43 (IF) (6)	3/23 at 100.00	AAA	$3,892,481

4,990	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured (Alternative Minimum Tax) (UB) (6)	7/24 at 100.00	AA	5,428,721

1,500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Baa2	1,591,440

1,720	Otsego County Capital Resource Corporation, New York, Tax-Exempt Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	BBB–	1,769,725

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second, Tender Option Bond Trust 2016-XG0037, 12.417%, 11/01/35 (Alternative Minimum Tax) (IF) (6)	5/18 at 100.00	AA–	1,860,737

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB) (6)	5/18 at 100.00	AA–	16,626,400

2,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	2,007,020

70	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	4/17 at 100.00	N/R	69,994

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2017A:
1,810	5.000%, 11/15/42 (UB) (6)	5/27 at 100.00	AA–	2,088,052
7,550	5.000%, 11/15/47 (UB) (6)	5/27 at 100.00	AA–	8,667,627

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,310	5.000%, 6/01/45	6/27 at 100.00	BBB–	2,390,296
68,815	5.000%, 6/01/48	6/27 at 100.00	N/R	70,207,125

381	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 101.00	BBB	400,733

1,735	Westchester County Local Development Corporation, New York, Revenue Bonds, Pace University, Series 2014A, 5.000%, 5/01/34	5/24 at 100.00	BBB–	1,836,515

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	4/17 at 100.00	BB–	1,001,590
1,028,901	Total New York			988,588,900

	North Carolina – 0.2%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (7)	1,533,465

1,565	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 16.494%, 1/15/42 (IF)	1/21 at 100.00	AA–	2,222,660

1,570	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,636,223

1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40	3/25 at 100.00	N/R	1,580,608

8,345	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015B, 5.000%, 10/01/41 (UB) (6)	10/25 at 100.00	AA+	9,555,359

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB (7)	1,060,080

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 18.971%, 6/01/42 (IF)	6/22 at 100.00	AA	3,046,000

106	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	$2,767,682
20,300	Total North Carolina			23,402,077

	North Dakota – 0.1%

6,370	North Dakota Public Financing Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB)	6/25 at 100.00	A+	6,944,064

	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070	6.250%, 9/01/23 (4)	No Opt. Call	N/R	1,535,000
14,230	7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	7,115,000
23,670	Total North Dakota			15,594,064

	Ohio – 5.3%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 2015-XF2193, 15.431%, 5/01/42 (IF) (6)	5/22 at 100.00	AA–	3,260,200

150,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation Turbo Term Series 2007B, 0.000%, 6/01/47	6/17 at 11.81	N/R	10,009,500

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	947,490
108,130	5.875%, 6/01/30	6/17 at 100.00	B–	104,010,245
72,925	5.750%, 6/01/34	6/17 at 100.00	B–	69,244,475
25,355	6.000%, 6/01/42	6/17 at 100.00	B–	24,606,774
29,580	6.500%, 6/01/47	6/17 at 100.00	B–	29,574,084
99,075	5.875%, 6/01/47	6/17 at 100.00	B–	95,452,818

49,640	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	49,639,006

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,359,065
4,285	6.000%, 12/01/43	12/22 at 100.00	N/R	4,194,244

2,460	County of Greene, Ohio Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,621,302

5,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015, 5.000%, 5/15/45 (UB)	5/25 at 100.00	AA+	5,492,700

13,960	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A–	15,216,679

3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 14.621%, 2/01/44 (IF) (6)	2/24 at 100.00	A	4,840,364

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
430	5.000%, 12/01/22	4/17 at 100.00	N/R	417,749
3,250	5.000%, 12/01/32	4/17 at 100.00	N/R	3,050,678

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,520,343

NUVEEN	107

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	$2,673,950

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2016-XF2311, 16.054%, 5/01/34 (IF) (6)	5/19 at 100.00	BBB+	2,184,112

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	BB+	1,959,380
8,685	5.000%, 2/15/33	2/23 at 100.00	BB+	9,059,410
21,060	5.000%, 2/15/44	2/23 at 100.00	BB+	21,856,700
7,000	5.000%, 2/15/48	2/23 at 100.00	BB+	7,239,050

29,845	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	CCC+	10,594,975

11,085	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	B1	10,364,032

4,930	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)	No Opt. Call	B1	4,528,501

3,335	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	1,183,925

2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/01/18)	No Opt. Call	CCC+	710,000

5,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory put 6/01/20)	No Opt. Call	CCC+	1,775,000

	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B:
3,705	3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	CCC+	1,315,275
1,875	3.125%, 1/01/34 (Mandatory put 7/01/18)	No Opt. Call	CCC+	665,625

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.000%, 10/01/33	No Opt. Call	CCC+	355,000

5,450	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	CCC+	1,934,750

10,440	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,681,582

15,565	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	4/17 at 100.00	BB+	15,584,923

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	4/17 at 100.00	BB+	7,313,756

100	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	96,885

15,375	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	5,458,125

108	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19	No Opt. Call	CCC+	$355,000

23,720	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33	No Opt. Call	CCC+	8,420,600

6,410	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	2,275,550

3,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	CCC+	1,242,500

43,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	B1	40,020,000

5,670	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)	No Opt. Call	CCC+	2,012,850

4,815	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	B1	4,429,800

6,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33	No Opt. Call	CCC+	2,256,025

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2013D:
398	10.635%, 8/01/25 (4)	No Opt. Call	N/R	4
2,955	7.125%, 8/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	30
1,257	10.820%, 8/01/34 (4)	No Opt. Call	N/R	13
9,181	7.250%, 8/01/34 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	92

8,525	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, RBM Development – Phase 2A Project, Series 2016B, 5.000%, 12/01/46	12/26 at 100.00	N/R	8,401,217

	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,557,660
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,138,420
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,231,600

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB	2,449,440
12,000	6.000%, 12/01/42	12/22 at 100.00	BB	13,173,480

1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB	1,278,600

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	4/17 at 100.00	BB+	11,195,927

	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1:
735	6.125%, 1/15/34	1/24 at 104.00	N/R	740,027
1,440	6.250%, 1/15/43	1/24 at 104.00	N/R	1,449,461
3,390	6.375%, 1/15/51	1/24 at 104.00	N/R	3,425,222

NUVEEN	109

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	$28,263,591

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	118
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	184

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	50
961,808	Total Ohio			690,310,133

	Oklahoma – 0.8%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,387,196

	Payne County Economic Development Authority, Oklahoma, Revenue Bonds, Epworth Living at the Ranch, Series 2016A:
5,250	6.875%, 11/01/46	11/26 at 100.00	N/R	5,336,415
6,235	7.000%, 11/01/51	11/26 at 100.00	N/R	6,386,448

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27 (4)	7/17 at 100.00	N/R	366,718
3,540	6.000%, 7/01/37 (4)	7/17 at 100.00	N/R	615,252

2,050	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/45 (WI/DD, Settling 4/25/17)	11/25 at 102.00	BBB–	2,172,693

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Series 2010A:
7,510	7.250%, 11/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	8,829,507
10,760	7.250%, 11/01/45 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	12,650,532

31,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	33,188,083

5,250	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	5,620,020

15,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	16,724,097

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	4/17 at 103.00	N/R	2,149,447
3,640	6.000%, 5/01/31	4/17 at 103.00	N/R	3,751,129
103,835	Total Oklahoma			107,177,537

	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	4/17 at 100.00	N/R	3,003,780

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Refunding Series 2008:
900	8.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	1,005,138
2,670	8.250%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	2,993,444

1,600	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	9/20 at 100.00	BB+	1,680,640

110	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$9,900	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2015C, 5.000%, 10/01/45 (UB) (6)	10/25 at 100.00	AA–	$11,138,589

	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A:
550	5.500%, 6/15/35	6/25 at 100.00	N/R	563,816
1,650	5.750%, 6/15/46	6/25 at 100.00	N/R	1,699,946

3,625	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.250%, 6/15/51	6/25 at 100.00	N/R	3,548,839

1,940	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	11/17 at 102.00	N/R	1,994,708

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
495	4.850%, 10/01/20	4/17 at 100.00	N/R	474,561
130	5.000%, 10/01/21	4/17 at 100.00	N/R	122,135
730	5.350%, 10/01/31	4/17 at 100.00	N/R	627,815

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	4/17 at 100.00	BB+	8,286,375

3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	3,154,156

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	4/17 at 100.00	N/R	2,486,622
41,065	Total Oregon			42,780,564

	Pennsylvania – 2.7%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
13,355	6.750%, 11/01/24	11/19 at 100.00	B	13,804,930
12,175	6.875%, 5/01/30	11/19 at 100.00	B	12,426,536

7,620	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	B	7,421,118

12,630	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	11,466,903

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31	11/21 at 100.00	BBB	1,390,663
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB	2,792,275

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (7)	2,045,597

1,505	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	1,568,737

24,925	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	CCC+	8,848,375

560	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21)	No Opt. Call	B1	514,886

NUVEEN	111

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
$1,000	4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	$920,030
28,625	3.500%, 4/01/41	No Opt. Call	CCC+	10,161,875

18,895	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	6,707,725

4,430	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Pre-refunded 11/01/17) (Alternative Minimum Tax)	11/17 at 101.00	N/R (7)	4,607,510

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bonds Trust 2015-XF2049, 18.855%, 11/01/44 (IF) (6)	5/22 at 100.00	A+	2,879,939

1,250	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	B	1,251,963

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
4,510	5.500%, 10/15/25	4/17 at 101.00	N/R	4,542,923
12,180	5.750%, 10/15/37	4/17 at 101.00	N/R	12,243,580

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
705	5.000%, 12/01/30	12/25 at 100.00	N/R	714,355
680	5.000%, 12/01/35	12/25 at 100.00	N/R	672,636
1,400	5.250%, 12/01/45	12/25 at 100.00	N/R	1,393,728

9,500	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BB+	9,318,645

	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014:
1,600	5.000%, 10/01/39	10/24 at 100.00	BBB–	1,640,976
785	5.000%, 10/01/44	10/24 at 100.00	BBB–	803,102

1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,653,568

1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	BBB–	1,041,760

3,750	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	4,035,525

6,642	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	6,781,482

1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 16.957%, 8/01/38 (Pre-refunded 8/01/20) (IF) (6)	8/20 at 100.00	N/R (7)	2,204,813

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	1,054,800

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (7)	1,050,290

112	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 2016-XG0063:
$945	15.335%, 2/15/31 (IF) (6)	8/23 at 100.00	Aa1	$1,489,726
1,340	15.359%, 2/15/32 (IF) (6)	8/23 at 100.00	Aa1	2,086,688
1,410	15.347%, 2/15/33 (IF) (6)	8/23 at 100.00	Aa1	2,170,272
1,480	15.372%, 2/15/34 (IF) (6)	8/23 at 100.00	Aa1	2,257,237

1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, PIK, (4)	4/17 at 100.00	N/R	427,255

105	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, PIK, (4)	6/17 at 100.00	N/R (7)	41,687

5,500	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	6,322,140

49,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	4/17 at 100.00	BB+	48,883,230

13,105	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	CCC+	4,652,275

2,100	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	B	745,500

56,920	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	BB–	57,862,593

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,065,080

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	BB–	2,330,054

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 2015-XF2189:
1,205	18.885%, 8/15/41 (Pre-refunded 8/15/21) (IF) (6)	8/21 at 100.00	AA– (7)	2,100,363
750	18.380%, 8/15/41 (Pre-refunded 8/15/21) (IF) (6)	8/21 at 100.00	AA– (7)	1,291,365

4,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (5)	12/27 at 100.00	A–	4,757,800

987	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	4/17 at 101.00	Baa3	990,099

3,091	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	4/17 at 100.00	N/R	31

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,322,384

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
1,380	6.050%, 5/01/23	4/17 at 100.00	N/R	1,380,759
985	6.250%, 5/01/33	4/17 at 100.00	N/R	985,296

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,098,740
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,804,591

NUVEEN	113

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
$1,000	5.625%, 7/01/36	7/22 at 100.00	BBB–	$1,074,040
37,555	5.625%, 7/01/42	7/22 at 100.00	BBB–	40,207,132

	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007:
90	5.000%, 6/01/22 (Pre-refunded 6/01/17) – RAAI Insured	6/17 at 100.00	AA (7)	90,648
3,245	5.250%, 6/01/39 (Pre-refunded 6/01/17) – RAAI Insured	6/17 at 100.00	AA (7)	3,269,694

6,430	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB	6,600,074

6,620	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	BB	6,784,176
395,071	Total Pennsylvania			348,052,174

	Rhode Island – 0.3%

6,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	7,500,911

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
2,370	5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BBB– (7)	2,854,452
2,500	6.000%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	BBB– (7)	3,085,750

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	AA	1,597,446

275,585	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	27,613,617
288,055	Total Rhode Island			42,652,176

	South Carolina – 0.7%

	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF-0145:
510	18.959%, 5/01/33 (IF)	5/24 at 100.00	AA–	801,608
500	19.097%, 5/01/34 (IF)	5/24 at 100.00	AA–	779,775
1,000	19.097%, 5/01/39 (IF)	5/24 at 100.00	AA–	1,516,250

5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,566,608

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	4,211,777

7,490	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016, 5.000%, 11/01/46 (UB) (6)	5/26 at 100.00	AA–	8,168,744

1,000	South Carolina Jobs-Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007, 5.625%, 5/01/42	5/17 at 100.00	N/R	968,490

2,100	South Carolina Jobs-Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007, 5.500%, 5/01/28 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (7)	2,108,316

120	South Carolina Jobs Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19	No Opt. Call	N/R	122,359

2,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	2,213,600

114	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$3,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46	2/25 at 100.00	BB	$2,978,970

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,499,492
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,720,045

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	730,665
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,253,193

15,055	South Carolina Jobs-Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax) (4)	1/22 at 100.00	N/R	12,767,242

	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B:
7,500	5.000%, 12/01/41 (UB)	12/26 at 100.00	AA–	7,941,675
28,525	5.000%, 12/01/46 (UB)	12/26 at 100.00	AA–	30,019,996

	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
1,280	5.000%, 12/01/31	12/23 at 100.00	N/R	1,340,672
1,500	5.000%, 12/01/37	12/23 at 100.00	N/R	1,544,520
105,757	Total South Carolina			95,253,997

	South Dakota – 0.1%

6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32	3/24 at 100.00	N/R	6,408,576

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 2016-XG0096:
1,250	16.437%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	1,616,400
250	16.437%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	323,280
2,905	16.431%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	3,756,136
10,805	Total South Dakota			12,104,392

	Tennessee – 1.6%

2,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/47	1/25 at 102.00	N/R	2,007,500

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond 2015-XF1023:
2,545	15.256%, 1/01/40 (IF) (6)	1/23 at 100.00	BBB+	3,021,577
2,500	15.263%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	2,952,800
865	15.162%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	1,021,435

2,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	2,116,540

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
3,500	5.250%, 5/01/25	11/24 at 100.00	N/R	3,352,195
54,230	6.000%, 5/01/34	11/24 at 100.00	N/R	50,586,284

NUVEEN	115

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$4,485	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	BB	$4,283,803

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E:
3,975	5.250%, 6/01/47	6/26 at 100.00	N/R	3,931,394
3,250	5.375%, 6/01/52	6/26 at 100.00	N/R	3,231,930

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
13,135	5.000%, 7/01/40 (UB) (6)	7/26 at 100.00	A3	14,559,228
31,675	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A3	34,847,885

1,250	Shelby County Health, Educational and Housing Facility Board, Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,285,413

66,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	76,089,193

12,155	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	7/17 at 100.00	N/R	10,680,599
203,865	Total Tennessee			213,967,776

	Texas – 4.8%

2,250	Anson Education Facilities Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45	8/26 at 100.00	BB+	2,222,978

1,150	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.625%, 8/15/46	8/21 at 100.00	BB+	1,063,934

205	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	222,523

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
490	5.000%, 6/15/36	6/21 at 100.00	BB	485,786
1,245	5.000%, 6/15/46	6/21 at 100.00	BB	1,200,877

6,630	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,457,686

5,935	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	5,799,860

23,850	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	4/17 at 100.00	BB	23,799,200

8,395	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,748,430

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	C	1,435,089
3,525	7.750%, 8/15/41	8/21 at 100.00	C	3,168,305

	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B:
9,860	6.300%, 7/01/32 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	99
13,650	5.000%, 3/01/41 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	137

1,020	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (4)	No Opt. Call	C	10

116	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$8,875	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	$89

10,925	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	109

16,665	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	167

40,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	400

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,458,396
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,419,176

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,036,158
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,518,760

	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016:
575	4.800%, 9/01/37	9/26 at 100.00	N/R	517,489
1,000	5.250%, 9/01/46	9/26 at 100.00	N/R	887,370

1,100	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.875%, 9/01/40	9/20 at 103.00	N/R	1,040,391

	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,682,153
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	4,744,050

3,115	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	3,070,923

1,245	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	1,187,157

6,045	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	5,955,776

10,640	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	10,502,106

	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
700	5.000%, 9/01/36	9/22 at 103.00	N/R	670,439
1,650	5.250%, 9/01/46	9/22 at 103.00	N/R	1,566,642

1,595	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	1,599,562

1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/42	1/23 at 100.00	BBB	1,059,280

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	BBB+	1,457,375
4,000	0.000%, 1/01/29	No Opt. Call	BBB+	2,492,880

NUVEEN	117

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB (7)	$23,814,200

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
25	7.750%, 2/15/18	No Opt. Call	B+	25,528
7,500	9.000%, 2/15/38	2/18 at 100.00	B+	7,759,950

900	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 4.400%, 12/01/47	12/22 at 100.00	BBB–	879,201

3,355	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.600%, 12/01/49	12/24 at 100.00	BBB–	3,367,078

	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
1,490	6.250%, 9/01/35	9/23 at 103.00	N/R	1,411,879
3,500	6.500%, 9/01/46	9/23 at 103.00	N/R	3,281,950

8,335	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/48 (UB) (6)	12/25 at 100.00	AA+	9,335,033

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (7)	2,540,444

6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	6,788,221

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
1,000	6.625%, 9/01/31	9/23 at 100.00	N/R	1,148,320
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	7,869,987

11,875	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	12,427,069

	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	9/19 at 103.00	N/R	1,436,204
2,000	6.750%, 9/01/43	9/19 at 103.00	N/R	2,040,920

3,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	3,570,000

3,480	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	3,528,059

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/17 at 100.00	BB+	2,534,124

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
860	8.625%, 9/01/29	9/19 at 100.00	N/R	912,013
8,380	9.000%, 9/01/38	9/19 at 100.00	N/R	8,910,873

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014:
500	6.625%, 9/01/37	9/19 at 103.00	N/R	501,960
525	6.750%, 9/01/44	9/19 at 103.00	N/R	527,048

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 7.000%, 9/01/33	9/19 at 103.00	N/R	501,915

118	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	BB+ (7)	$3,145,775

2,034	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	6/17 at 100.00	N/R	2,035,384

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	AA–	1,469,644
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	AA–	11,538,234
4,920	0.000%, 11/15/26	No Opt. Call	AA–	3,383,632
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	AA–	3,277,450
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	AA–	7,536,370
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	6,244,798
14,715	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	AA–	8,317,212
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	2,689,850
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	AA–	980,327
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	AA–	924,392
35	0.000%, 11/15/35	11/31 at 78.18	AA–	14,553
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	AA–	1,621,818
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	AA–	559,523
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	AA–	663,418
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	AA–	363,849
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	AA–	3,033,490
17,300	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	4,898,841

1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	AA–	524,032

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	AA–	48,727
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	AA–	276,043
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	AA–	607,462
215	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	86,284
3,120	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	AA–	1,175,273
10,000	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	AA–	3,134,700
17,675	0.000%, 11/15/39	11/24 at 41.26	AA–	5,204,404

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	528,852
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	9,372,277
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	AA	3,260,583

9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	9,094,516

7,805	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	4/17 at 100.00	N/R	7,889,060

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	BB–	7,734,510

9,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (Alternative Minimum Tax)	7/25 at 100.00	BB–	9,736,458

2,650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,801,686

NUVEEN	119

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$39,955	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	$41,338,240

	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38	9/19 at 103.00	N/R	745,899
750	5.875%, 9/01/44	9/19 at 103.00	N/R	718,965

	Little Elm,Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2 -5 Major Improvement Project:
2,765	7.150%, 9/01/27	3/18 at 103.00	N/R	2,815,102
1,475	7.400%, 9/01/28	3/20 at 103.00	N/R	1,520,519

	Little Elm, Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
870	6.900%, 9/01/32	3/18 at 103.00	N/R	885,764
1,215	7.150%, 9/01/37	3/18 at 103.00	N/R	1,237,016

	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015:
500	5.375%, 9/15/35	9/20 at 103.00	N/R	479,930
400	5.500%, 9/15/40	9/20 at 103.00	N/R	382,000

20,970	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	21,997,111

20,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (Alternative Minimum Tax)	12/23 at 103.00	N/R	18,921,400

17,430	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	16,682,776

8,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2016A, 5.000%, 8/15/46	8/21 at 100.00	BB	8,158,470

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A:
2,095	5.000%, 8/01/36	8/21 at 100.00	BB	2,051,634
6,005	5.000%, 8/01/46	8/21 at 100.00	BB	5,706,191

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Senior Living Langford Project, Series 2016:
670	5.375%, 11/15/36	11/26 at 100.00	N/R	631,234
1,000	5.500%, 11/15/46	11/26 at 100.00	N/R	930,400
2,000	5.500%, 11/15/52	11/26 at 100.00	N/R	1,824,920

7,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	BBB–	7,586,264

1,490	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	1,564,098

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015, 17.960%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A2 (7)	14,280,926

	Pottsboro Higher Education Finance Corporation, Texas, Education Revenue Bonds, Imagine International Academy of North Texas, LLC, Series 2016A:
655	5.000%, 8/15/36	8/26 at 100.00	N/R	653,349
1,000	5.000%, 8/15/46	8/26 at 100.00	N/R	979,300

120	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	$3,687,086

	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012:
6,280	7.000%, 12/15/32 (4)	12/21 at 100.00	N/R	4,960,572
3,800	7.250%, 12/15/42 (4)	12/21 at 100.00	N/R	3,001,620
14,375	7.250%, 12/15/47 (4)	12/21 at 100.00	N/R	11,354,813

4,290	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	5,488,626

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,735,204

750	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 6.000%, 9/15/46	3/24 at 102.00	N/R	711,188

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (4)	No Opt. Call	N/R	59

4,095	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax) (4)	No Opt. Call	C	41

2,285	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (4)	No Opt. Call	N/R	23

1,575	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	No Opt. Call	N/R	16

100	Sanger Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, Texas Pellets Inc. Project, Refunding Series 2012B, 8.000%, 7/01/38 (Alternative Minimum Tax)	7/22 at 100.00	N/R	44,135

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	1,539,824

27,880	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)	5/26 at 100.00	AA–	30,777,011

2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2014, 5.625%, 11/15/41	11/24 at 100.00	BB	2,577,900

2,075	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,243,947

2,940	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	2,772,302

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	BBB+	113,396

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	2,145,803

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	9,920,993
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,140,576
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	11,800,048

NUVEEN	121

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
$6,665	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	$7,605,898
3,660	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,226,751

3,215	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	4/17 at 100.00	BB	3,176,131

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB (7)	6,580,200

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 20003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	No Opt. Call	C	10

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	BBB–	3,583,286
5,400	5.375%, 11/01/37	11/17 at 100.00	BBB–	5,333,526

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	2,935,551
2,280	6.250%, 9/01/40	9/25 at 100.00	N/R	2,202,731
4,545	6.375%, 9/01/45	9/25 at 100.00	N/R	4,395,015
828,694	Total Texas			624,902,955

	Utah – 0.3%

1,600	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	1,754,256

830	Provo, Utah, Charter School Revenue Bonds, Freedom Academy Foundation, Series 2007, 5.500%, 6/15/37	6/17 at 100.00	N/R	830,523

2,580	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 6.000%, 4/15/45	4/20 at 100.00	BB+	2,668,726

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,168,480

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	1,781,883
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,730,269

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,675	6.250%, 6/15/28 (Pre-refunded 6/15/17)	6/17 at 100.00	N/R (7)	1,693,794
2,975	6.500%, 6/15/38 (Pre-refunded 6/15/17)	6/17 at 100.00	N/R (7)	3,009,897

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
1,940	8.000%, 7/15/30	7/18 at 102.00	N/R	2,056,497
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,139,713

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,710,899

5,180	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 5.250%, 7/15/38	7/27 at 100.00	BB+	5,232,940

90	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Taxable Series 2017B, 4.500%, 7/15/17	No Opt. Call	BB+	90,011

122	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A:
$815	5.000%, 2/15/36	2/26 at 100.00	BB+	$819,010
1,705	5.000%, 2/15/46	2/26 at 100.00	BB+	1,689,621

4,100	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	4,160,885
38,925	Total Utah			40,537,404

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Green Series 2016B:
1,500	5.000%, 12/01/37 (UB) (6)	6/26 at 100.00	A–	1,647,900
3,750	5.000%, 12/01/39 (UB) (6)	6/26 at 100.00	A–	4,107,563
5,990	5.000%, 12/01/46 (UB) (6)	6/26 at 100.00	A–	6,527,183
11,240	Total Vermont			12,282,646

	Virginia – 1.0%

24,250	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44	11/24 at 100.00	N/R	23,699,523

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,133	6.250%, 3/01/18 (23)	6/17 at 100.00	N/R	1,376,148
5,037	6.600%, 3/01/25 (24)	6/17 at 100.00	N/R	3,250,678
3,012	6.750%, 3/01/34 (25)	6/17 at 100.00	N/R	1,944,216

	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015:
1,100	5.150%, 3/01/35	3/25 at 100.00	N/R	1,123,188
1,865	5.400%, 3/01/45	3/25 at 100.00	N/R	1,919,868

720	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A, 6.250%, 12/01/38	11/18 at 100.00	N/R	706,694

11,280	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	12,185,784

6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	6,694,224

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	5,675,656
5,265	5.000%, 12/01/47	12/23 at 100.00	N/R	5,309,173

5,890	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45	3/25 at 100.00	N/R	5,910,085

14,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37	No Opt. Call	BBB+	5,205,200

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	7,877,660

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA	1,676,658
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA	2,554,543
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	BBB+	1,604,250

NUVEEN	123

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$2,135	Newport News Economic Development Authority, Virginia, Revenue Bonds, Lifespire of Virginia, Refunding Series 2016, 5.000%, 12/01/38	12/25 at 100.00	N/R	$2,207,526

4,575	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	4/17 at 102.00	N/R	4,130,585

	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. – Harbor’s Edge Project, Refunding Series 2014:
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,315,888
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	4,858,500

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
1,202	6.350%, 9/01/28	9/17 at 100.00	N/R	1,207,902
8,360	6.450%, 9/01/37	9/17 at 100.00	N/R	8,399,292

7,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	6,483,050

2,400	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	2,442,888

10,085	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BB+	10,265,219
151,694	Total Virginia			134,024,398

	Washington – 1.4%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (6)	6/19 at 100.00	AA	1,724,195

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0007:
2,500	17.212%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	3,287,800
750	17.212%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	986,340

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,117,494

	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
2,225	5.000%, 12/01/30	12/25 at 100.00	N/R	2,222,664
5,795	5.000%, 12/01/38	12/25 at 100.00	N/R	5,630,306

	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	12/25 at 100.00	N/R	1,451,340
5,500	6.250%, 12/01/45	12/25 at 100.00	N/R	5,318,170

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,360	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,362,747
3,660	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	3,664,868

1,050	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,321,079

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,830	5.000%, 12/01/28	12/26 at 100.00	Baa2	4,223,150
4,075	5.000%, 12/01/29	12/26 at 100.00	Baa2	4,458,947

124	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$4,025	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Pre-refunded 5/01/17) (Alternative Minimum Tax)	5/17 at 100.00	N/R (7)	$4,039,732

6,820	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/18 at 100.00	N/R	6,821,364

2,420	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2015A, 5.000%, 8/15/45 (UB) (6)	8/25 at 100.00	AA–	2,699,970

	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 2015-XF1018:
500	15.372%, 8/15/40 (IF) (6)	8/25 at 100.00	AA–	731,380
2,125	15.372%, 8/15/45 (IF) (6)	8/25 at 100.00	AA–	3,108,365

2,220	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/42 (UB) (6)	10/22 at 100.00	AA–	2,414,228

4,750	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, 5.000%, 10/01/44 (UB) (6)	10/24 at 100.00	AA–	5,236,210

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D:
14,005	5.000%, 10/01/38 (UB) (6)	10/24 at 100.00	AA–	15,283,797
5,015	5.000%, 10/01/41 (UB) (6)	10/24 at 100.00	AA–	5,459,128

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
1,640	18.720%, 10/01/41 (IF) (6)	10/24 at 100.00	AA–	2,366,192
1,060	18.720%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,602,508
600	18.720%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	907,080

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
2,500	15.332%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	3,523,600
3,740	15.318%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	5,269,735
1,190	15.502%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,676,198

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
1,510	15.607%, 10/01/42 (IF) (6)	10/22 at 100.00	AA–	2,038,002
630	15.573%, 10/01/42 (IF) (6)	10/22 at 100.00	AA–	850,475
785	15.506%, 10/01/42 (IF) (6)	10/22 at 100.00	AA–	1,058,400

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2015A, 5.000%, 10/01/45 (UB)	4/25 at 100.00	Aa2	11,075,600

13,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2017A, 5.000%, 10/01/47 (WI/DD, Settling 4/06/17) (UB) (6)	10/27 at 100.00	Aa2	14,611,480

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 2015-XF0153:
2,500	15.425%, 10/01/40 (IF) (6)	10/20 at 100.00	Aa2	3,280,600
1,750	15.325%, 10/01/40 (IF) (6)	10/20 at 100.00	Aa2	2,296,420
3,685	15.320%, 10/01/40 (IF) (6)	10/20 at 100.00	Aa2	4,835,199
935	15.425%, 10/01/42 (IF) (6)	10/22 at 100.00	Aa2	1,321,641
945	15.109%, 10/01/42 (IF) (6)	10/22 at 100.00	Aa2	1,335,257

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2016-XG0051, 15.132%, 8/15/42 (IF) (6)	8/22 at 100.00	AA–	1,461,915

1,520	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 2016-XF0392, 16.607%, 10/01/39 (IF) (6)	4/20 at 100.00	AA–	1,972,641

NUVEEN	125

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,875	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 2016-XF0392, 16.512%, 10/01/39 (IF)	4/20 at 100.00	AA–	$2,433,825

13,812	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	13,913,998

1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45	7/25 at 100.00	N/R	1,713,644

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,095	6.500%, 10/01/32	10/22 at 100.00	N/R	2,186,216
18,225	6.750%, 10/01/47	10/22 at 100.00	N/R	18,956,734

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,682,264
166,257	Total Washington			185,932,898

	West Virginia – 0.5%

7,667	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	7,797,109

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc, Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba1	3,666,378

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (7)	1,781,664

11,030	Pleasants County, West Virginia, Pollution Control Revenue Bonds, Allegheny Energy Supply Company, LLC Pleasants Station Project, Series 2007F, 5.250%, 10/15/37	10/17 at 100.00	BB	10,700,755

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,180	6.500%, 10/01/38	10/18 at 100.00	N/R	13,489,071
22,445	6.750%, 10/01/43	10/18 at 100.00	N/R	22,955,399
59,322	Total West Virginia			60,390,376

	Wisconsin – 1.7%

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	9,017,779

4,695	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%, 2/01/46	2/26 at 100.00	N/R	4,336,772

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A:
1,090	5.125%, 5/01/36	5/26 at 100.00	N/R	1,025,461
3,445	5.250%, 5/01/46	5/26 at 100.00	N/R	3,176,290

3,530	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	3,768,628

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
3,245	5.000%, 6/15/36	6/26 at 100.00	N/R	3,039,170
5,510	5.000%, 6/15/46	6/26 at 100.00	N/R	5,007,488

3,010	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45	3/25 at 100.00	BB+	3,081,578

126	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
$1,000	5.375%, 7/01/35	7/25 at 100.00	N/R	$987,320
1,590	5.625%, 7/01/45	7/25 at 100.00	N/R	1,564,433

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	700,973
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	530,990

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	BB+	1,168,057
4,275	6.200%, 10/01/42	10/22 at 100.00	BB+	4,531,671

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,740	5.000%, 10/01/34	10/22 at 100.00	BB+	1,760,845
1,085	5.125%, 10/01/45	10/22 at 100.00	BB+	1,091,716

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A:
1,000	5.000%, 8/01/36	8/26 at 100.00	N/R	934,090
3,000	5.125%, 8/01/46	8/26 at 100.00	N/R	2,763,330

4,535	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 7.000%, 5/01/40 (4)	5/24 at 100.00	N/R	3,310,459

1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	1,872,013

11,685	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	12,380,959

5,270	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	5,002,548

1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc Project, Refunding Series 2015A, 5.000%, 9/01/38	9/24 at 100.00	BB	1,745,165

49,300	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 0.000%, 6/30/21	4/17 at 102.00	N/R	48,961,802

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	4/22 at 100.00	BB–	4,540,335
4,250	5.750%, 4/01/42	4/22 at 100.00	BB–	4,311,625

4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB–	4,526,204

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,700,606
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,719,821

3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF2044, 15.607%, 11/15/41 (IF) (6)	11/21 at 100.00	AA+	5,561,323

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 2016-XG0072, 15.349%, 4/15/35 (IF) (6)	4/23 at 100.00	A+	3,388,200

NUVEEN	127

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)		6/20 at 100.00	Baa2 (7)	$1,407,415

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2016-XL0008, 17.061%, 8/15/37 (IF) (6)		2/20 at 100.00	AA	3,573,350

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 16.287%, 4/01/39 (Pre-refunded 4/01/19) (IF) (6)		4/19 at 100.00	AA– (7)	1,264,191

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	14.567%, 11/15/44 (IF) (6)		11/22 at 100.00	A+	3,222,200
380	14.567%, 11/15/44 (IF) (6)		11/22 at 100.00	A+	489,774
750	14.567%, 11/15/44 (IF) (6)		11/22 at 100.00	A+	966,660

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)		5/21 at 100.00	N/R (7)	1,169,020
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)		5/21 at 100.00	N/R (7)	4,627,143

2,130	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40		6/26 at 100.00	N/R	2,118,540

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,655	8.375%, 6/01/37		6/22 at 100.00	N/R	3,007,690
43,435	8.625%, 6/01/47		6/22 at 100.00	N/R	49,479,415

7,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49		6/22 at 104.00	N/R	6,683,530
216,460	Total Wisconsin				226,516,579
$15,331,288	Total Municipal Bonds (cost $12,913,395,218)				13,144,722,071

Shares	Description (1)				Value

	COMMON STOCKS – 1.0%

	Airlines – 1.0%

3,000,000	American Airlines Group Inc., (26)				$126,900,000

	Chemicals – 0.0%

3,615	Ingevity Corporation, (27)				219,973

	Containers & Packaging – 0.0%

21,692	WestRock Company, (28)				1,128,635
	Total Common Stocks (cost $43,592,165)				128,248,608

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 1.6%

	Equity Real Estate Investment Trusts – 1.6%

$206,108	AAF HLG/FIN, 144A, PIK	12.375%	7/01/19	N/R	$214,352,278

128	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Transportation – 0.0%

$68	Las Vegas Monorail Company, Senior Interest Bonds, (9), (29)	5.500%	7/15/19	N/R	$40,842

18	Las Vegas Monorail Company, Senior Interest Bonds, (9), (29)	5.500%	7/15/55	N/R	8,915
86	Total Transportation				49,757
$206,194	Total Corporate Bonds (cost $200,771,095)				214,402,035
	Total Long-Term Investments (cost $13,157,758,478)				13,487,372,714

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	Georgia – 0.0%
$685	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 4/30/17		No Opt. Call	N/R	$685,000

	Illinois – 0.4%

14,090	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Alternative Revenue, Project Series 2015G, 9.000%, 3/01/32 (Mandatory put 3/01/17) (30)		6/17 at 100.00	B+	14,086,478

8,800	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues Series 2011C-1, 0.960%, 3/01/32 (Mandatory put 3/01/16) (30)		6/17 at 100.00	B+	8,787,240

29,055	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues, Refunding Series 2013A-1, 9.000%, 3/01/26 (Mandatory put 6/02/16) (30)		6/17 at 100.00	B	28,943,138
51,945	Total Illinois				51,816,856
$52,630	Total Short-Term Investments (cost $52,541,938)				52,501,856
	Total Investments (cost $13,210,300,416) – 103.3%				13,539,874,570
	Floating Rate Obligations – (7.3)%				(962,652,000)
	Other Assets Less Liabilities – 4.0% (31)				534,453,598
	Net Assets – 100%				$13,111,676,168
Investments in Derivatives as of March 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(3,063)	6/17	$(381,534,938)	$(670,031)	$1,389,496

Credit Default Swaps (OTC Uncleared)

Counterparty	Referenced Entity	Buy/Sell Protection (32)	Current Credit Spread (33)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	4.31%	$90,000,000	1.000%	6/20/21	$(8,687,300)	$(4,804	) (9)

NUVEEN	129

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (34)	Optional Termination Date	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$20,000,000	Receive	Weekly USD-SIFMA	2.318%	Quarterly	1/30/18	2/28/18	1/30/38	$(19,210)

Interest Rate Swaps (OTC Cleared)

Clearing Broker	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (34)	Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.*	$65,000,000	Receive	3-Month USD-LIBOR-ICE	2.655%	Semi-Annually	1/30/18	1/30/34	$(83,599)	$15,087
*	LCH. Clearnet Limited is the clearing house for this transaction.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 8.000% to 2.400%.

(11)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 9.000% to 6.750%.

(12)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 3.600%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.600% to 4.800%.

130	NUVEEN

(13)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.675% to 4.900%.

(14)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(15)	On December 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.750% to 0.775%.

(16)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(17)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(18)	Principal Amount (000) rounds to less than $1,000.

(19)	On July 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 4.200%.

(20)	On February 23, 2012, the Fund’s Adviser ceased accruing additional income on the Fund’s records. On March 1, 2016, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 0.000% to 1.000%.

(21)	On September 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.500% to 3.850%.

(22)	On February 8, 2011, the Fund’s Adviser cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s custodian resumed accruing income at an annual interest rate of 4.50%.

(23)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(24)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

(25)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(26)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(27)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(28)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(29)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(30)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(31)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(32)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(33)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(34)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	All or a portion of this security is payment-in-kind.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association

See accompanying notes to financial statements.

NUVEEN	131

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.7%

	MUNICIPAL BONDS – 96.7%

	Alabama – 1.9%

$10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	4/17 at 100.00	B3	$10,169,797

4,175	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	4/17 at 100.00	B3	4,174,917

2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27	9/25 at 100.00	N/R	2,463,655

50	Bessemer Governmental Utility Services Corporation, Alabama, Water Supply Revenue Bonds, Series 2008A, 3.750%, 6/01/17	No Opt. Call	AA	50,234

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	4/17 at 100.00	B1	45,161
610	5.125%, 4/01/20 – AMBAC Insured	4/17 at 100.00	B1	612,178
100	5.125%, 4/01/21 – AMBAC Insured	4/17 at 100.00	B1	100,357

	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	4/17 at 100.00	AA–	501,785
5,500	5.000%, 4/01/23 – NPFG Insured	4/17 at 100.00	AA–	5,519,634

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
500	5.000%, 4/01/18 – NPFG Insured	4/17 at 100.00	AA–	501,785
25	5.000%, 4/01/21 – NPFG Insured	4/17 at 100.00	AA–	25,089

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
525	5.250%, 1/01/18 – AGM Insured	4/17 at 100.00	AA	526,874
150	5.250%, 1/01/19 – AGM Insured	4/17 at 100.00	AA	150,536
5,315	5.250%, 1/01/20	4/17 at 100.00	A–	5,333,975
17,900	5.500%, 1/01/22	4/17 at 100.00	A–	17,963,901
150	5.500%, 1/01/22 – AGM Insured	4/17 at 100.00	AA	150,536
1,785	5.250%, 1/01/23	4/17 at 100.00	A–	1,791,372
75	4.750%, 1/01/25 – AGM Insured	4/17 at 100.00	AA	75,268

1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 5.000%, 10/01/22	No Opt. Call	BBB–	1,069,550

8,430	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	8,364,246

7,535	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	5,278,041
66,985	Total Alabama			64,868,891

	Alaska – 0.1%

1,880	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 4.000%, 1/01/28 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,917,017

	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007:
490	5.000%, 8/01/18 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (5)	496,943
230	5.000%, 8/01/21 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA– (5)	233,259
2,600	Total Alaska			2,647,219

132	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 2.1%

$2,260	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	4/17 at 100.00	N/R	$2,262,486

650	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.377%, 1/02/37	4/17 at 100.00	AA–	565,624

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2050:
3,000	1.284%, 1/02/37 (IF) (6)	6/17 at 100.00	AA–	1,701,900
1,500	1.403%, 1/01/37 (IF) (6)	6/17 at 100.00	AA–	850,950
1,500	1.423%, 1/01/37 (IF) (6)	6/17 at 100.00	AA–	850,950
3,000	1.403%, 1/02/37 (IF) (6)	6/17 at 100.00	AA–	1,701,900

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
500	4.000%, 7/01/21	No Opt. Call	BB	509,845
500	5.000%, 7/01/26	No Opt. Call	BB	529,275

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
170	3.000%, 7/15/18	No Opt. Call	N/R	171,598
605	5.000%, 7/15/24	No Opt. Call	N/R	650,847

1,750	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25	No Opt. Call	N/R	1,715,438

224	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25	7/24 at 100.00	N/R	225,897

145	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	Ba1	146,227

965	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Series 2007, 5.500%, 7/01/37	7/17 at 100.00	BBB–	967,779

6,915	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 4.000%, 7/01/25	No Opt. Call	BB	6,878,764

555	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BB+	609,695

255	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22	7/21 at 100.00	BB+	268,648

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
515	4.750%, 7/01/19	No Opt. Call	Ba1	529,806
1,250	5.750%, 7/01/24	No Opt. Call	Ba1	1,378,000

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
510	3.000%, 7/01/20	No Opt. Call	Ba1	506,807
4,445	4.000%, 7/01/25	No Opt. Call	Ba1	4,441,666

14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	14,330,300

525	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	561,414

2,490	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 4.375%, 7/01/26	No Opt. Call	BB	2,335,645

NUVEEN	133

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$965	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	$1,031,228

1,220	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 7.500%, 2/01/25	2/24 at 100.00	N/R	1,312,696

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q:
1,220	4.000%, 7/01/19	No Opt. Call	Baa3	1,251,683
740	4.500%, 7/01/20	No Opt. Call	Baa3	773,211

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R:
4,550	4.000%, 7/01/26	No Opt. Call	Baa3	4,594,454
5,555	5.000%, 7/01/31	7/26 at 100.00	Baa3	5,945,128

950	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 4.000%, 12/15/24	No Opt. Call	BB	933,071

7,000	Verrado District 1 Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2006, 5.350%, 7/15/31 (Pre-refunded 5/04/17)	5/17 at 100.00	N/R (5)	6,965,560

853	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	4/17 at 100.00	N/R	830,771

870	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Refunding Series 2015A, 3.900%, 9/01/24	No Opt. Call	BB+	867,181

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
1,000	5.000%, 8/01/19	No Opt. Call	Baa1	1,076,460
500	5.000%, 8/01/20	No Opt. Call	Baa1	549,760
73,912	Total Arizona			70,822,664

	California – 9.9%

715	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Eskaton Properties Inc., Refunding Series 2013, 5.000%, 11/15/20	No Opt. Call	BBB	787,008

385	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	Aaa	393,766

2,585	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (5)	2,979,160

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 4.006%, 4/01/36 (Mandatory Put 4/01/27) (IF) (6)	10/26 at 100.00	AA	1,014,920

1,700	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,901,059

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
9,935	5.250%, 6/01/21	12/18 at 100.00	Ba1	10,050,941
20,060	5.450%, 6/01/28	12/18 at 100.00	B3	20,352,673

	California Educational Facilities Authority, Revenue Bonds, Revenue Bonds, Loma Linda University Series 2017A:
625	5.000%, 4/01/28	4/27 at 100.00	A	732,013
475	5.000%, 4/01/29	4/27 at 100.00	A	549,556
1,000	5.000%, 4/01/31	4/27 at 100.00	A	1,142,880

134	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	B+	$532,985

505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 4.500%, 10/01/25	10/22 at 102.00	BBB–	531,588

920	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	988,016

460	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25	No Opt. Call	BB+	476,086

870	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BBB–	899,006

4,130	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 4.000%, 7/01/26	No Opt. Call	BB	4,142,473

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB	1,192,489

1,525	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 6.000%, 6/01/23	6/22 at 102.00	N/R	1,641,785

1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,558,396

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
565	5.000%, 8/15/21	No Opt. Call	BBB	630,438
325	5.000%, 8/15/22	No Opt. Call	BBB	367,237
515	5.000%, 8/15/23	No Opt. Call	BBB	587,167

395	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B, 5.000%, 4/01/25	No Opt. Call	Baa3	439,410

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	52,079

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	185,105

	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
850	4.000%, 11/01/21	No Opt. Call	N/R	867,986
2,355	4.000%, 11/01/26	No Opt. Call	N/R	2,331,144

625	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project, Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/26	No Opt. Call	N/R	622,031

1,500	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	BBB+	1,648,560

2,280	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	2,218,188

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB–	223,262
300	5.000%, 11/01/24	No Opt. Call	BBB–	335,448
350	5.000%, 11/01/27	11/24 at 100.00	BBB–	387,184

NUVEEN	135

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
$1,475	5.000%, 11/01/26	No Opt. Call	BBB–	$1,686,250
2,320	5.000%, 11/01/27	11/26 at 100.00	BBB–	2,628,096
1,425	5.000%, 11/01/28	11/26 at 100.00	BBB–	1,603,880
1,500	5.250%, 11/01/29	11/26 at 100.00	BBB–	1,709,700
850	5.000%, 11/01/30	11/26 at 100.00	BBB–	943,033
1,000	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,125,790

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
2,520	5.000%, 2/01/31	2/27 at 100.00	A–	2,861,284
2,070	5.000%, 2/01/32	2/27 at 100.00	A–	2,328,191

3,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/23 at 102.00	N/R	3,377,780

	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
1,165	5.000%, 10/15/30	10/26 at 100.00	BBB–	1,280,300
1,000	5.000%, 10/15/32	10/26 at 100.00	BBB–	1,086,910

1,010	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32 (WI/DD, Settling 4/06/17)	7/27 at 100.00	Ba2	1,085,306

1,325	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 4.500%, 6/01/29	6/26 at 100.00	N/R	1,321,237

3,030	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28	6/25 at 100.00	N/R	3,052,755

1,195	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/26	No Opt. Call	N/R	1,229,452

580	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26	No Opt. Call	N/R	608,217

	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016:
1,000	4.000%, 6/01/26	No Opt. Call	N/R	984,120
1,000	4.500%, 6/01/31	6/26 at 100.00	N/R	977,400

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A:
415	5.000%, 6/01/21	No Opt. Call	N/R	439,145
785	5.000%, 6/01/26	6/25 at 100.00	N/R	826,079

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A:
500	4.500%, 6/01/27	6/26 at 100.00	N/R	505,970
450	5.000%, 6/01/34	6/26 at 100.00	N/R	452,273

500	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 5.500%, 6/01/22 (4)	6/20 at 102.00	N/R	250,025

995	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24	No Opt. Call	BB+	1,057,615

1,800	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24	2/24 at 100.00	BB–	1,909,620

136	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$425	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	$442,961

380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24	No Opt. Call	N/R	401,466

450	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB–	464,018

1,065	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,153,555

3,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	3,263,910

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,735	5.000%, 12/01/26	6/26 at 100.00	BB	1,914,590
2,695	5.000%, 12/01/31	6/26 at 100.00	BB	2,895,697

1,000	California Statewide Communities Development Authority, Educational Facilities Revenue Bonds, Huntington Park Charter School Project, Series 2007A, 5.150%, 7/01/30 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	1,011,010

1,000	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24	No Opt. Call	N/R	1,057,120

3,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/26	No Opt. Call	N/R	2,950,680

1,195	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 4.375%, 9/01/25	No Opt. Call	N/R	1,180,051

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015:
1,405	4.000%, 9/01/26	9/25 at 100.00	N/R	1,470,417
755	4.125%, 9/01/27	9/25 at 100.00	N/R	792,025

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,035	5.000%, 9/02/25	No Opt. Call	N/R	1,136,202
1,080	5.000%, 9/02/26	9/25 at 100.00	N/R	1,179,911

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,090	5.750%, 7/01/24 (7)	4/17 at 100.00	CCC	1,075,939
5,505	5.750%, 7/01/30 (7)	4/17 at 100.00	CCC	5,316,454
305	5.500%, 7/01/35 (7)	4/17 at 100.00	CCC	287,868

1,740	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22 (7)	4/17 at 100.00	CCC	1,707,253

3,040	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25 (7)	4/17 at 100.00	CCC	2,986,922

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
1,330	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	1,384,769
500	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	521,585

1,500	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 (Pre-refunded 9/01/18) – AMBAC Insured	9/18 at 100.00	N/R (5)	1,589,505

NUVEEN	137

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$540	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014, 5.000%, 9/01/23	No Opt. Call	N/R	$615,211

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
45,040	4.500%, 6/01/27	6/17 at 100.00	B1	45,122,872
17,620	5.000%, 6/01/33	6/17 at 100.00	B–	17,619,118

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
55	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	55,991
1,390	5.000%, 9/01/22 – SYNCORA GTY Insured	9/17 at 100.00	N/R	1,405,304

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
255	5.000%, 9/01/20	No Opt. Call	N/R	280,135
200	5.000%, 9/01/23	No Opt. Call	N/R	227,096
250	5.000%, 9/01/24	No Opt. Call	N/R	284,380
320	5.000%, 9/01/25	9/24 at 100.00	N/R	359,098
195	5.000%, 9/01/26	9/24 at 100.00	N/R	217,187

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	911,858

4,110	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	4,541,961

835	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A, 3.000%, 5/15/20	No Opt. Call	BBB	849,763

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
530	5.000%, 9/01/23	No Opt. Call	N/R	599,806
690	5.000%, 9/01/24	No Opt. Call	N/R	782,260
425	5.000%, 9/01/25	No Opt. Call	N/R	480,369
760	5.000%, 9/01/26	9/25 at 100.00	N/R	854,248
795	5.000%, 9/01/27	9/25 at 100.00	N/R	887,196
835	5.000%, 9/01/28	9/25 at 100.00	N/R	927,743

230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	241,268

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
805	5.000%, 6/01/21	6/17 at 100.00	N/R	805,692
5,075	4.625%, 6/01/21	6/17 at 100.00	N/R	5,077,081

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
100	5.000%, 9/01/22	No Opt. Call	N/R	113,583
100	5.000%, 9/01/24	No Opt. Call	N/R	114,757

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	568,690
595	5.000%, 9/01/24	No Opt. Call	N/R	677,961

	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015:
834	3.000%, 9/02/20	No Opt. Call	N/R	829,079
1,580	4.000%, 9/02/25	No Opt. Call	N/R	1,562,794

138	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$495	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	$543,792

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B:
2,650	1.977%, 11/15/26	No Opt. Call	A	2,485,594
2,125	1.692%, 11/15/27	No Opt. Call	A	2,001,558

445	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	531,312

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
295	4.000%, 1/01/21	No Opt. Call	BBB–	286,823
520	4.000%, 1/01/22	1/21 at 100.00	BBB–	500,136
145	5.250%, 1/01/23	1/21 at 100.00	BBB–	146,140
395	4.500%, 1/01/26	1/21 at 100.00	BBB–	380,843
15	5.250%, 1/01/27	1/21 at 100.00	BBB–	15,118
180	5.250%, 1/01/28	1/21 at 100.00	BBB–	181,415
10	5.000%, 1/01/29	1/21 at 100.00	BBB–	9,990
855	5.000%, 1/01/30	1/21 at 100.00	BBB–	850,152
1,185	5.000%, 1/01/31	1/21 at 100.00	BBB–	1,166,396

1,200	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/24	No Opt. Call	N/R	1,367,316

980	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (5)	1,039,114

	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,965	0.000%, 12/01/17 – AMBAC Insured	No Opt. Call	N/R	1,935,702
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	761,467

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
785	4.750%, 9/01/23	No Opt. Call	N/R	879,859
735	5.200%, 9/01/28	9/24 at 100.00	N/R	818,173

450	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	490,212

250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	299,303

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	BB	1,020,780

	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
500	5.000%, 8/15/24	No Opt. Call	N/R	573,670
680	5.000%, 8/15/25	No Opt. Call	N/R	782,687
760	5.000%, 8/15/27	8/25 at 100.00	N/R	859,993

	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,415	5.000%, 8/15/26	No Opt. Call	N/R	1,642,504
1,795	5.000%, 8/15/28	8/26 at 100.00	N/R	2,051,865

NUVEEN	139

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$690	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19 (ETM)	No Opt. Call	Ba1 (5)	$731,855

750	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	BBB–	791,438

2,550	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 4.000%, 9/01/18	No Opt. Call	N/R	2,621,681

	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
420	4.000%, 9/01/20	No Opt. Call	N/R	447,930
435	4.000%, 9/01/21	No Opt. Call	N/R	466,059
450	4.000%, 9/01/22	No Opt. Call	N/R	482,648
470	4.000%, 9/01/23	No Opt. Call	N/R	503,567
490	4.000%, 9/01/24	No Opt. Call	N/R	522,007
510	5.000%, 9/01/25	9/24 at 100.00	N/R	572,312
530	5.000%, 9/01/26	9/24 at 100.00	N/R	590,303

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,681,465

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016:
100	5.000%, 9/01/26	No Opt. Call	N/R	116,120
250	5.000%, 9/01/28	9/26 at 100.00	N/R	285,893

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
35	2.150%, 10/01/17	6/17 at 100.00	N/R	35,019
50	2.500%, 10/01/18	4/17 at 100.00	N/R	50,028
70	3.050%, 10/01/19	4/17 at 100.00	N/R	70,062
85	3.450%, 10/01/20	4/17 at 100.00	N/R	85,088
105	3.850%, 10/01/21	4/17 at 100.00	N/R	105,126
135	4.150%, 10/01/22	4/17 at 100.00	N/R	135,167
155	4.400%, 10/01/23	4/17 at 100.00	N/R	155,198
175	4.550%, 10/01/24	4/17 at 100.00	N/R	175,210
205	4.650%, 10/01/25	4/17 at 100.00	N/R	205,226
230	4.800%, 10/01/26	4/17 at 100.00	N/R	230,258
260	4.900%, 10/01/27	4/17 at 100.00	N/R	260,281
290	5.050%, 10/01/28	4/17 at 100.00	N/R	290,334
325	5.100%, 10/01/29	4/17 at 100.00	N/R	325,354
360	5.200%, 10/01/30	4/17 at 100.00	N/R	360,403
395	5.250%, 10/01/31	4/17 at 100.00	N/R	395,427
440	5.350%, 10/01/32	4/17 at 100.00	N/R	440,471
480	5.400%, 10/01/33	4/17 at 100.00	N/R	480,494

500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	583,515

345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	397,726

	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
500	4.125%, 9/01/23	No Opt. Call	N/R	540,735
500	4.250%, 9/01/24	No Opt. Call	N/R	542,875
750	5.000%, 9/01/25	9/24 at 100.00	N/R	841,635

140	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$110	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	$117,854

340	Riverside Unified School District Finance Authority, Riverside County, California, Special Tax Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/24 – BAM Insured	No Opt. Call	AA	397,705

	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,140	5.000%, 9/01/22	No Opt. Call	N/R	1,285,555
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,721,949
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,865,433
805	5.000%, 9/01/27	9/25 at 100.00	N/R	898,976

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Packard Campus Oaks, Series 2016:
1,015	4.000%, 9/01/26	No Opt. Call	N/R	1,033,331
365	5.000%, 9/01/31	9/26 at 100.00	N/R	385,758

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	1,114,420

	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	454,952
585	5.000%, 9/01/24	No Opt. Call	N/R	666,567
655	5.000%, 9/01/26	9/24 at 100.00	N/R	731,360

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	12/21 at 100.00	BB+	2,901,000
500	8.000%, 12/01/26	12/21 at 100.00	BB+	619,560
4,000	7.000%, 12/01/26	12/21 at 100.00	BB+	4,713,960

	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
195	4.000%, 9/01/23	No Opt. Call	N/R	209,641
95	5.000%, 9/01/24	No Opt. Call	N/R	108,246
495	5.000%, 9/01/25	No Opt. Call	N/R	564,186
300	5.000%, 9/01/26	9/25 at 100.00	N/R	339,087
495	5.000%, 9/01/27	9/25 at 100.00	N/R	554,326
500	5.000%, 9/01/29	9/25 at 100.00	N/R	553,355

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	A–	420,170
400	5.000%, 8/01/24	No Opt. Call	A–	470,420
350	5.000%, 8/01/25	8/24 at 100.00	A–	407,967

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
5,500	0.000%, 8/01/23	8/21 at 91.48	N/R	3,972,650
750	0.000%, 8/01/26	8/21 at 79.08	N/R	449,340

	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016:
900	5.000%, 9/01/27	9/26 at 100.00	N/R	1,015,686
1,255	5.000%, 9/01/30	9/26 at 100.00	N/R	1,387,541

NUVEEN	141

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
$160	5.000%, 8/01/17 – NPFG Insured	6/17 at 100.00	AA–	$160,546
100	5.000%, 8/01/18 – NPFG Insured	4/17 at 100.00	AA–	100,336

3,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	8/17 at 100.00	BBB+	3,003,780

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	279,298

8,405	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 2.160%, 11/01/38	No Opt. Call	A	7,249,397

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	142,613

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	4/17 at 100.00	AA–	100,222

185	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27	No Opt. Call	N/R	187,135

6,670	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/17 at 100.00	Ba2	6,688,542

	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A:
400	5.000%, 9/01/23	No Opt. Call	BBB+	457,744
385	5.000%, 9/01/24	No Opt. Call	BBB+	442,931
865	5.000%, 9/01/26	9/25 at 100.00	BBB+	994,196

	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
250	5.000%, 9/01/26	9/25 at 100.00	N/R	281,200
225	5.000%, 9/01/28	9/25 at 100.00	N/R	249,644

340	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.375%, 12/01/20	No Opt. Call	A+	384,785

3,265	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	BBB+	3,667,738

1,640	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	1,765,690

320	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	332,912

9,260	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	10,267,951

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
400	5.000%, 9/01/28	9/26 at 100.00	N/R	444,824
350	5.000%, 9/01/30	9/26 at 100.00	N/R	384,622
318,899	Total California			329,376,801

	Colorado – 2.9%

500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB–	571,985

142	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
$1,655	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	AA	$1,662,017
1,235	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,239,570

415	Cathedral Pines Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26	No Opt. Call	Ba2	404,351

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
275	5.000%, 6/01/23	No Opt. Call	A	311,135
675	5.000%, 6/01/29	6/23 at 100.00	A	743,479

625	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26	7/25 at 100.00	BB+	621,875

100	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22 (Pre-refunded 6/15/17)	6/17 at 100.00	A (5)	100,805

360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 4.750%, 7/15/29	7/19 at 100.00	BBB	365,274

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (5)	534,060

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A	551,850

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB–	1,023,760

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 4.125%, 7/01/24	No Opt. Call	BB+	506,545

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
545	4.000%, 12/15/25	No Opt. Call	BB+	538,656
1,160	5.000%, 12/15/28	12/25 at 100.00	BB+	1,200,472

680	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016, 3.875%, 9/01/26	9/21 at 100.00	N/R	649,162

385	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	BB+	383,922

470	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/34	10/25 at 100.00	Baa2	514,575

960	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	1,022,218

1,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 5.000%, 2/01/27	2/26 at 100.00	N/R	1,191,875

3,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/33	2/21 at 100.00	BBB+	3,324,644

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 5.625%, 6/01/22 (4)	No Opt. Call	N/R	784,900

NUVEEN	143

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
$2,000	5.000%, 12/01/25	12/22 at 100.00	BBB+	$2,183,860
505	4.000%, 12/01/26	12/22 at 100.00	BBB+	515,161

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	595,958

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,500	5.000%, 6/01/23	No Opt. Call	A–	1,684,920
3,520	5.000%, 6/01/25	No Opt. Call	A–	3,955,493

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A:
400	5.000%, 5/15/27 (WI/DD, Settling 4/18/17)	No Opt. Call	BB+	431,856
250	5.250%, 5/15/28 (WI/DD, Settling 4/18/17)	5/27 at 100.00	BB+	273,095
2,275	5.250%, 5/15/30 (WI/DD, Settling 4/18/17)	5/27 at 100.00	BB+	2,452,063
550	5.250%, 5/15/32 (WI/DD, Settling 4/18/17)	5/27 at 100.00	BB+	585,393

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A:
700	5.000%, 12/01/25	No Opt. Call	N/R	706,377
750	5.500%, 12/01/30	12/25 at 100.00	N/R	759,480

630	Colorado International Center Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2016, 4.625%, 12/01/31	12/21 at 103.00	N/R	594,033

520	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	483,179

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	AA	50,452

1,000	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	1,017,360

535	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26	12/25 at 100.00	N/R	517,885

450	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB+	489,605

485	Denver International Business Center Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010, 5.000%, 12/01/30	12/20 at 100.00	BBB–	499,540

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
750	5.000%, 9/01/19	No Opt. Call	A–	813,608
665	5.000%, 9/01/20	No Opt. Call	A–	737,605

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
175	5.000%, 12/01/18	No Opt. Call	N/R	182,180
200	5.000%, 12/01/19	No Opt. Call	N/R	211,916
430	5.000%, 12/01/20	No Opt. Call	N/R	461,687
850	5.000%, 12/01/24	12/22 at 100.00	N/R	921,026

185	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (5)	190,145

144	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
$6,315	5.250%, 12/01/24	No Opt. Call	N/R	$6,522,447
1,500	5.750%, 12/01/30	12/24 at 100.00	N/R	1,550,535

580	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 4.000%, 12/01/26	12/21 at 100.00	N/R	555,286

1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,417,278

2,280	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 4.750%, 12/01/26	12/20 at 103.00	N/R	2,261,555

1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017, 5.625%, 12/01/34 (WI/DD, Settling 4/06/17)	12/20 at 103.00	N/R	1,735,815

4,325	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,931,425

3,000	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	2,973,480

1,675	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 4.000%, 12/01/25	12/21 at 103.00	N/R	1,634,616

740	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	N/R	719,872

4,660	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/27	12/17 at 100.00	N/R	4,665,732

1,285	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	4/17 at 100.00	N/R	1,242,993

1,405	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,286,994

1,620	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 4.500%, 12/01/30	12/21 at 103.00	N/R	1,551,231

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	101,159

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
3,660	5.250%, 12/15/21	4/17 at 100.00	N/R	3,578,455
1,250	5.400%, 12/15/31	4/17 at 100.00	N/R	1,231,450

2,000	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	12/20 at 103.00	N/R	2,012,760

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,195	6.125%, 11/15/23	No Opt. Call	A	2,625,944
440	6.250%, 11/15/28	No Opt. Call	A	539,568

200	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 4.250%, 12/01/28	12/24 at 100.00	N/R	199,752

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
215	5.375%, 1/15/25	7/20 at 100.00	BBB+	233,292
800	6.000%, 1/15/26	7/20 at 100.00	BBB+	887,712

NUVEEN	145

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$260	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	$267,665

1,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 4.500%, 12/01/31	12/21 at 103.00	N/R	954,410

650	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 3.750%, 12/01/26	12/21 at 103.00	N/R	616,798

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
5,555	3.500%, 12/01/26	12/21 at 103.00	N/R	5,244,642
3,005	5.000%, 12/01/30	12/21 at 103.00	N/R	3,088,960

500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A, 5.500%, 12/01/35	12/20 at 103.00	N/R	491,940

1,000	Tablerock Metropolitan District, Jefferson County, Colorado, Limited Tax, General Obligation Improvement Bonds, Refunding Series 2007, 4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,013,820

470	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	4/17 at 100.00	N/R	464,708
93,670	Total Colorado			95,163,301

	Connecticut – 0.6%

10,000	Connecticut State, General Obligation Bonds, Security Industry & Financial Markets Association Index, Series 2015C, 2.100%, 6/15/24 (UB)	No Opt. Call	AA–	10,010,000

8,660	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	4/17 at 100.00	B3	8,336,289
18,660	Total Connecticut			18,346,289

	Delaware – 0.1%

2,040	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 6.250%, 9/01/25	3/25 at 100.00	N/R	2,067,316

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB	901,264
2,870	Total Delaware			2,968,580

	District of Columbia – 0.1%

725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB+	807,099

1,605	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	1,589,897
2,330	Total District of Columbia			2,396,996

	Florida – 10.4%

500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	519,525

2,660	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.250%, 11/01/25	No Opt. Call	N/R	2,563,654

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area A-2 Series 2016:
230	4.250%, 11/01/21	No Opt. Call	N/R	228,050
725	5.500%, 11/01/30	11/26 at 100.00	N/R	716,771

146	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$895	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	4/17 at 100.00	N/R	$893,470

210	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28 (WI/DD, Settling 4/06/17)	No Opt. Call	N/R	208,074

600	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28 (WI/DD, Settling 4/06/17)	No Opt. Call	N/R	585,474

230	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29 (WI/DD, Settling 4/06/17)	No Opt. Call	N/R	225,584

11,085	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 3 Master Improvements Project, Series 2016, 4.625%, 11/01/21	11/19 at 100.00	N/R	10,840,463

1,260	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,335,310

	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015:
750	4.250%, 11/01/21	No Opt. Call	N/R	749,798
775	4.750%, 11/01/26	11/25 at 100.00	N/R	773,861
1,135	5.000%, 11/01/31	11/25 at 100.00	N/R	1,141,583

840	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	840,546

1,000	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%, 11/01/25	No Opt. Call	N/R	1,018,820

490	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 4.000%, 5/01/20	No Opt. Call	BBB	488,256

500	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2016, 3.625%, 9/01/26	9/23 at 100.00	BBB–	484,630

	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016:
60	3.000%, 5/01/19	No Opt. Call	N/R	59,795
35	3.500%, 5/01/20	No Opt. Call	N/R	35,082
65	3.500%, 5/01/21	No Opt. Call	N/R	64,592
65	3.500%, 5/01/22	No Opt. Call	N/R	63,765
70	3.500%, 5/01/23	No Opt. Call	N/R	68,058
70	3.750%, 5/01/24	No Opt. Call	N/R	68,206
50	3.750%, 5/01/25	No Opt. Call	N/R	48,223

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
3,225	4.000%, 11/01/25	No Opt. Call	N/R	3,184,365
3,105	4.700%, 11/01/29	11/25 at 100.00	N/R	3,081,588

765	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	BBB–	849,976

490	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 3.750%, 11/01/31	11/26 at 100.00	BBB–	473,918

	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,125	3.875%, 5/01/24	No Opt. Call	A2	1,177,144
1,165	4.000%, 5/01/25	5/24 at 100.00	A2	1,217,390
1,220	4.125%, 5/01/26	5/24 at 100.00	A2	1,275,254
1,070	4.250%, 5/01/27	5/24 at 100.00	A2	1,120,408

NUVEEN	147

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$930	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27	No Opt. Call	N/R	$939,216

500	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.100%, 5/01/26	No Opt. Call	N/R	481,620

750	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016, 3.500%, 5/01/22	No Opt. Call	N/R	730,185

420	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	A	448,946

3,595	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	3,835,290

2,300	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	4/17 at 100.00	B3	2,303,726

	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
200	4.000%, 11/01/22 (WI/DD, Settling 4/13/17)	No Opt. Call	N/R	200,522
250	4.750%, 11/01/28 (WI/DD, Settling 4/13/17)	11/27 at 100.00	N/R	250,818

	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015:
230	3.750%, 7/01/19	No Opt. Call	N/R	230,267
500	4.000%, 7/01/20	No Opt. Call	N/R	500,140
580	4.250%, 7/01/21	No Opt. Call	N/R	581,421
550	4.500%, 7/01/22	No Opt. Call	N/R	548,823
1,230	4.750%, 7/01/24	No Opt. Call	N/R	1,230,283

120	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.500%, 10/01/17 – NPFG Insured	6/17 at 100.00	AA–	120,008

735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24 (4)	1/21 at 103.00	N/R	623,846

280	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	4/17 at 100.00	N/R	257,538

7,135	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	7,535,201

1,000	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%, 11/01/29	11/26 at 100.00	N/R	984,930

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,205	4.750%, 5/01/24	No Opt. Call	N/R	1,193,516
1,775	5.000%, 5/01/34	5/24 at 100.00	N/R	1,743,139

	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016:
530	3.250%, 12/15/21	No Opt. Call	N/R	522,569
375	4.125%, 12/15/27	12/26 at 100.00	N/R	364,999
500	4.500%, 12/15/32	12/26 at 100.00	N/R	481,415

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
285	4.250%, 6/01/17	No Opt. Call	A+	286,647
265	4.000%, 6/01/17 – AGM Insured	No Opt. Call	AA	266,431

148	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
$4,780	4.500%, 6/01/23	No Opt. Call	BBB–	$4,936,019
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	540,110
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB–	1,099,520

3,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24	No Opt. Call	N/R	3,384,510

540	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.125%, 5/01/26	No Opt. Call	N/R	521,608

	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016:
1,650	3.500%, 11/01/21	No Opt. Call	N/R	1,648,466
2,690	4.250%, 11/01/27	No Opt. Call	N/R	2,669,556

630	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%, 11/01/27	No Opt. Call	N/R	649,404

2,130	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	2,123,546

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
945	4.500%, 5/01/25	No Opt. Call	N/R	948,515
1,740	4.625%, 5/01/26	No Opt. Call	N/R	1,747,343

2,605	Durbin Crossing Community Development District, Florida, Special Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%, 5/01/32 – AGM Insured	5/27 at 100.00	AA	2,925,102

2,750	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.250%, 5/01/25	5/22 at 100.00	N/R	2,736,113

1,685	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,696,391

325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc. Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	A3	357,689

1,185	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,311,392

465	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	468,074

1,005	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18	No Opt. Call	N/R	1,010,548

1,300	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,273,753

4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,378,280

300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27	6/26 at 100.00	N/R	301,128

1,635	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,691,587

NUVEEN	149

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
$2,760	5.125%, 6/15/26	No Opt. Call	N/R	$2,805,844
2,210	4.000%, 7/15/26	No Opt. Call	N/R	2,148,010

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
330	5.000%, 6/15/24	No Opt. Call	N/R	334,158
2,500	5.625%, 6/15/29	6/24 at 100.00	N/R	2,553,925

2,720	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 5.000%, 6/15/25	No Opt. Call	N/R	2,739,829

1,015	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB	1,080,457

5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	6,248,924

1,750	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 5.750%, 6/15/29	6/24 at 100.00	N/R	1,769,180

14,100	Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health – Jacksonville Project, Series 2013A, 6.000%, 2/01/33	8/23 at 100.00	BBB	15,613,210

50	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 4.250%, 4/01/17 (ETM)	No Opt. Call	Baa1 (5)	50,000

	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A:
1,750	5.000%, 10/01/24	No Opt. Call	BBB+	2,017,120
1,250	5.000%, 10/01/25	No Opt. Call	BBB+	1,444,975
2,000	5.000%, 10/01/26	10/25 at 100.00	BBB+	2,300,980

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016:
505	3.400%, 11/01/21	No Opt. Call	N/R	501,480
715	4.350%, 11/01/27	11/26 at 100.00	N/R	704,246

1,180	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,243,106

700	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	697,697

525	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27	No Opt. Call	N/R	529,064

655	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	687,999

340	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	4/17 at 100.00	N/R	316,775

775	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 4.000%, 5/01/25	5/24 at 100.00	N/R	770,203

875	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 4.000%, 5/01/25	5/24 at 100.00	N/R	869,584

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	988,300

150	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,505	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	$1,551,459

1,900	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,994,449

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
550	3.875%, 5/01/26	No Opt. Call	N/R	531,064
270	4.500%, 5/01/36	5/26 at 100.00	N/R	253,446

5,395	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	5,459,146

395	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	393,791

1,115	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	1,141,883

500	Highlands Community Development District, Florida, Special Assessment Bonds, Assessment Area 3A Project, Series 2016, 4.000%, 5/01/23	No Opt. Call	N/R	492,340

113	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Expanded Area Project, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	116,702

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
380	2.875%, 5/01/19	No Opt. Call	A–	386,958
390	3.000%, 5/01/20	No Opt. Call	A–	398,744
405	3.250%, 5/01/21	No Opt. Call	A–	416,773

1,100	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	1,098,108

4,000	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	4,027,520

280	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	280,630

605	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26	No Opt. Call	N/R	585,380

1,985	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	2,028,849

135	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	140,079

4,380	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	4,517,970

835	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	845,078

1,595	Lakewood Ranch Stewardship District, Florida, Special Assessment Bonds, Lakewood Ranch South Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,585,781

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
810	4.250%, 5/01/25	No Opt. Call	N/R	815,808
735	4.875%, 5/01/35	5/25 at 100.00	N/R	738,910

NUVEEN	151

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$318	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2016, 3.750%, 5/01/23	No Opt. Call	N/R	$315,071

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,655	5.250%, 6/15/27	6/17 at 100.00	BB	6,656,531
5,000	5.375%, 6/15/37	6/17 at 100.00	BB	4,905,950

2,110	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/29 (Pre-refunded 5/15/17)	5/17 at 100.00	BBB (5)	2,115,296

955	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	978,932

1,140	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2012, 5.500%, 11/15/42	11/21 at 100.00	A–	1,243,079

10,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	10,247,600

1,735	Martin County School Board, Florida, Certificates of Participation, Refunding Series 2014A, 5.000%, 7/01/27 – AGM Insured	7/24 at 100.00	AA	2,007,239

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
295	4.000%, 5/01/19	No Opt. Call	A–	299,469
305	4.200%, 5/01/20	No Opt. Call	A–	312,878

335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	387,980

	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017:
1,000	5.000%, 7/01/28	7/27 at 100.00	N/R	1,089,510
1,000	5.000%, 7/01/29	7/27 at 100.00	N/R	1,081,180
700	5.000%, 7/01/30	7/27 at 100.00	N/R	751,037
1,105	5.000%, 7/01/31	7/27 at 100.00	N/R	1,178,891
695	5.000%, 7/01/32	7/27 at 100.00	N/R	737,902

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
2,650	4.000%, 11/01/23	No Opt. Call	N/R	2,683,655
3,145	4.750%, 11/01/27	No Opt. Call	N/R	3,199,912

5,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Port of Miami Tunnel Project, Refunding Series 2012, 5.000%, 3/01/30	3/23 at 100.00	A1	5,486,250

750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, PInecrest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB–	826,230

1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25	No Opt. Call	N/R	1,024,920

5,420	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B, 4.250%, 5/01/24	5/23 at 100.00	N/R	5,626,014

9,475	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 4.250%, 5/01/24	5/23 at 100.00	N/R	9,835,145

480	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	500,851

152	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,730	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/28	5/25 at 100.00	N/R	$3,831,083

1,125	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,128,240

2,500	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014, 4.500%, 8/01/24	No Opt. Call	N/R	2,521,325

3,145	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 4.650%, 8/01/25	No Opt. Call	N/R	3,249,068

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
405	3.500%, 11/01/20	No Opt. Call	N/R	399,577
375	4.250%, 11/01/25	No Opt. Call	N/R	365,798

500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	A–	522,980

935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	921,630

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014:
1,170	5.000%, 12/01/23	No Opt. Call	BBB+	1,337,088
2,335	5.000%, 12/01/24	No Opt. Call	BBB+	2,680,160

775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc., Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	A	891,645

	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 20016:
550	3.000%, 5/01/24	No Opt. Call	BBB	542,443
565	3.000%, 5/01/25	No Opt. Call	BBB	548,688

	Parklands Lee Community Development District, Florida, Special Assessment Bonds, Series 2013A-1:
145	3.125%, 5/01/20	No Opt. Call	A	145,628
145	3.250%, 5/01/21	No Opt. Call	A	145,219
155	3.375%, 5/01/22	No Opt. Call	A	155,349

430	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	439,744

490	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	495,331

570	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%, 5/01/30	5/27 at 100.00	N/R	571,511

620	Pompano Beach, Florida, Revenue Bonds, John Knox Village Project, Series 2015, 5.000%, 9/01/23	No Opt. Call	A–	706,874

810	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	802,751

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A:
1,245	4.000%, 5/01/20	No Opt. Call	N/R	1,266,252
3,815	5.000%, 5/01/25	No Opt. Call	N/R	4,109,938

NUVEEN	153

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
$285	3.500%, 5/01/19	No Opt. Call	N/R	$284,296
995	4.250%, 5/01/25	No Opt. Call	N/R	991,050

1,000	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28	11/26 at 100.00	N/R	969,710

475	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26	No Opt. Call	N/R	460,584

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	4.500%, 11/01/22	No Opt. Call	N/R	1,011,450
1,885	5.250%, 11/01/28	11/27 at 100.00	N/R	1,918,628

300	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	308,082

380	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 4.000%, 11/01/22	No Opt. Call	N/R	377,610

7,050	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.625%, 7/01/27	7/17 at 100.00	N/R	7,069,458

1,340	Seminole County Industrial Development Authority, Florida, Revenue Bonds, Legacy Pointe at UCF Project, Anticipation Notes Series 2016A, 10.000%, 12/28/21	6/17 at 100.00	N/R	1,337,467

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
25	5.750%, 10/01/22	10/17 at 100.00	BBB	25,404
8,035	5.500%, 10/01/24	10/17 at 100.00	BBB	8,154,882
4,315	5.250%, 10/01/27	10/17 at 100.00	BBB	4,370,793

	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015:
1,230	3.625%, 11/01/20	No Opt. Call	N/R	1,233,161
2,000	4.500%, 11/01/25	No Opt. Call	N/R	2,007,600

535	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 4.375%, 5/01/25	5/24 at 101.00	N/R	520,619

730	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 4.750%, 11/01/28	11/27 at 100.00	N/R	739,738

1,070	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29	5/27 at 100.00	N/R	1,077,544

315	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A1, 3.500%, 5/01/32	5/26 at 100.00	BBB	294,393

415	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2, 4.350%, 5/01/26	No Opt. Call	N/R	406,231

1,925	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24	No Opt. Call	BBB+	2,144,546

755	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	752,418

1,185	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,199,777

855	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	942,167

154	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,110	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	$2,117,554

	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
660	4.000%, 11/01/20	No Opt. Call	N/R	657,644
1,215	4.500%, 11/01/26	11/25 at 100.00	N/R	1,208,536

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A–	568,205

715	Talis Park Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2013, 4.250%, 11/01/24	11/23 at 100.00	N/R	725,739

390	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	381,155

7,195	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	4/17 at 100.00	N/R	7,107,797

1,350	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	1,424,750

400	Towne Park Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 11/01/28	11/26 at 100.00	N/R	392,744

	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-1:
315	4.250%, 11/01/20	No Opt. Call	N/R	318,380
250	5.000%, 11/01/26	No Opt. Call	N/R	256,700

530	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	523,868

400	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	399,004

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1:
1,910	5.000%, 11/01/23	No Opt. Call	N/R	1,906,562
2,110	5.750%, 11/01/28	No Opt. Call	N/R	2,112,173

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2:
890	5.000%, 11/01/23	No Opt. Call	N/R	888,398
1,735	6.000%, 11/01/31	No Opt. Call	N/R	1,741,420

325	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.200%, 5/01/26	No Opt. Call	N/R	314,551

350	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27	No Opt. Call	N/R	354,963

585	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	712,068

525	Verandah East Community Development District, Florida, Special Assessment Revenue Bonds, Refunding & Improvement Series 2016, 3.375%, 5/01/21	No Opt. Call	N/R	512,227

1,240	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	5/22 at 100.00	N/R	1,302,843

NUVEEN	155

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$515	Village Community Development District 12, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2016, 2.875%, 5/01/21	No Opt. Call	N/R	$500,997

	Village Community Development District 7, Sumter County, Florida, Special Assessment Revenue Bonds, Refunding Series 2015:
825	4.000%, 5/01/24	No Opt. Call	A	873,700
685	4.000%, 5/01/25	No Opt. Call	A	727,997

1,845	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,845,424

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016:
910	3.375%, 11/01/21	No Opt. Call	N/R	907,661
1,000	4.250%, 11/01/26	No Opt. Call	N/R	996,170
210	4.625%, 11/01/31	11/26 at 100.00	N/R	208,125

20	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	5/17 at 100.00	AA–	19,982

	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015:
265	4.000%, 11/01/20	No Opt. Call	N/R	262,392
400	4.375%, 11/01/25	No Opt. Call	N/R	390,924

460	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	457,194

1,005	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.125%, 11/01/27	No Opt. Call	N/R	970,800

560	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26	No Opt. Call	N/R	543,256

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
485	4.000%, 5/01/22	No Opt. Call	N/R	479,161
975	5.000%, 5/01/29	5/28 at 100.00	N/R	969,365
336,266	Total Florida			345,645,598

	Georgia – 0.7%

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2016:
600	5.000%, 1/01/26	No Opt. Call	A+	700,770
600	5.000%, 1/01/27	1/26 at 100.00	A+	700,770
550	5.000%, 1/01/30	1/26 at 100.00	A+	627,715

	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
940	5.000%, 7/15/21	No Opt. Call	Baa2	1,036,312
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,091,094
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,156,532
750	5.000%, 7/15/24	No Opt. Call	Baa2	836,648
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,098,950
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,092,520
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,078,520

1,115	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	1,194,745

156	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$4,940	Fulton County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East, Series 2007A, 1.851%, 11/15/28	11/17 at 100.00	AA+	$4,816,451

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	555,520

2,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project, Refunding Series 2016, 5.000%, 7/01/31	7/23 at 103.00	N/R	2,156,460

545	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/27 (Pre-refunded 5/17/17)	5/17 at 100.00	BB+ (5)	544,978

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
490	5.500%, 7/15/23	7/21 at 100.00	N/R	490,151
958	5.500%, 7/15/30	7/21 at 100.00	N/R	959,042
1,052	5.500%, 1/15/36	7/21 at 100.00	N/R	1,052,863

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
330	5.000%, 3/15/21	No Opt. Call	A	360,235
830	5.000%, 3/15/22	No Opt. Call	A	917,573

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	133,861

925	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/33	4/24 at 100.00	Baa1	996,197
22,335	Total Georgia			23,597,907

	Guam – 1.4%

2,325	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	2,528,182

2,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/23	1/22 at 100.00	A	2,160,120

1,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	A–	1,155,800

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
2,000	6.625%, 12/01/30	12/20 at 100.00	B+	2,102,020
600	6.875%, 12/01/40	12/20 at 100.00	B+	634,944

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
410	5.000%, 7/01/19	No Opt. Call	A–	439,545
385	5.000%, 7/01/21	No Opt. Call	A–	425,202
400	5.000%, 7/01/22	No Opt. Call	A–	445,676
1,750	5.000%, 7/01/23	No Opt. Call	A–	1,961,313
2,200	5.000%, 7/01/24	No Opt. Call	A–	2,473,262

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
350	5.250%, 7/01/20	No Opt. Call	A–	385,144
1,000	5.000%, 7/01/28	7/23 at 100.00	A–	1,097,920

920	Guam Government, General Obligation Bonds, 2009 Series A, 6.000%, 11/15/19	No Opt. Call	BB–	975,918

5,525	Guam Government, General Obligation Bonds, 2009 Series A, 6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	6,310,655

	Guam Government, General Obligation Bonds, Series 2007A:
3,000	5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	3,078,210
2,275	5.125%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (5)	2,336,084

NUVEEN	157

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

$2,010	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	$2,225,713

675	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.000%, 10/01/18	No Opt. Call	BBB	707,751

3,250	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	3,605,420

	Guam Power Authority, Revenue Bonds, Series 2010A:
5,000	5.500%, 10/01/30	10/20 at 100.00	BBB	5,322,500
750	5.500%, 10/01/40	10/20 at 100.00	BBB	786,405

1,500	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/24 – AGM Insured	10/22 at 100.00	AA	1,703,550

	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/23	No Opt. Call	BBB	1,116,690
1,000	5.000%, 10/01/25	10/24 at 100.00	BBB	1,112,480
41,325	Total Guam			45,090,504

	Hawaii – 0.7%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,335	5.000%, 7/01/20	No Opt. Call	BB	1,373,582
1,555	5.750%, 7/01/23	No Opt. Call	BB	1,646,729
1,575	6.250%, 7/01/27	7/23 at 100.00	BB	1,686,384

19,375	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	1/19 at 100.00	N/R	19,527,867

220	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BBB	223,210

230	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012, 5.250%, 5/15/28	5/22 at 100.00	N/R	232,192
24,290	Total Hawaii			24,689,964

	Idaho – 0.3%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
710	5.000%, 9/01/22	No Opt. Call	BB+	769,583
1,640	5.000%, 9/01/24	No Opt. Call	BB+	1,798,867
1,835	5.000%, 9/01/26	No Opt. Call	BB+	2,023,932
2,090	5.000%, 9/01/27	9/26 at 100.00	BB+	2,287,777
1,045	5.000%, 9/01/28	9/26 at 100.00	BB+	1,139,573
1,000	5.000%, 9/01/30	9/26 at 100.00	BB+	1,082,280

1,320	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB+	1,355,785
9,640	Total Idaho			10,457,797

	Illinois – 11.8%

2,230	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,147,802

2,960	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	11/17 at 100.00	N/R	2,922,023

6,180	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	6/17 at 100.00	N/R	6,041,197

158	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,010	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB–	$1,085,447

14,700	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 4.000%, 6/15/23	12/22 at 100.00	N/R	14,689,710

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016:
24,065	5.750%, 4/01/33	4/27 at 100.00	A	24,318,402
20,835	5.750%, 4/01/34	4/27 at 100.00	A	20,990,846
2,985	5.750%, 4/01/35	4/27 at 100.00	N/R	2,998,283

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
3,870	5.000%, 12/01/17	No Opt. Call	B+	3,784,512
1,000	5.000%, 12/01/18	No Opt. Call	B+	945,660
1,095	5.000%, 12/01/19	No Opt. Call	B+	1,027,822
1,230	5.000%, 12/01/20	No Opt. Call	B+	1,121,120

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C:
6,925	5.000%, 12/01/22	12/18 at 100.00	B+	6,193,443
5,000	5.250%, 12/01/25	12/18 at 100.00	B+	4,321,800

20,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	B	19,246,600

630	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	4/17 at 100.00	AA–	637,768

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
4,900	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	AA–	4,010,258
3,700	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	AA–	2,595,809

500	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/25 – NPFG Insured	No Opt. Call	AA–	350,785

1,174	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	6/17 at 100.00	N/R	1,173,189

307	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	6/17 at 100.00	Ba3	307,375

1,315	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc., Redevelopment Project-Whole Foods Warehouse & Distribution Facility, Series 2016A, 5.000%, 3/15/34	7/21 at 100.00	N/R	1,231,458

480	Chicago, Illinois, General Obligation Bonds, Direct Access Bond Program Series 2006B-1, 4.300%, 1/01/24 – AMBAC Insured	4/17 at 100.00	BBB+	481,080

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
1,000	5.250%, 1/01/23	No Opt. Call	BBB+	1,025,840
2,650	5.000%, 1/01/25	No Opt. Call	BBB+	2,661,634
795	5.000%, 1/01/26	1/25 at 100.00	BBB+	794,380

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
215	5.000%, 1/01/27	1/24 at 100.00	BBB+	213,022
1,000	5.250%, 1/01/30	1/24 at 100.00	BBB+	988,940

NUVEEN	159

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$20,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 5.625%, 1/01/31	1/27 at 100.00	BBB+	$20,275,200

5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	BBB+	5,948,541

1,975	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	1/19 at 100.00	BBB+	1,871,787

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A:
1,870	5.000%, 1/01/22	1/20 at 100.00	BBB+	1,890,907
1,170	5.000%, 1/01/25	1/20 at 100.00	BBB+	1,171,989

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
10	5.000%, 1/01/21	No Opt. Call	BBB+	10,180
5,835	5.000%, 1/01/23	1/22 at 100.00	BBB+	5,918,265
1,500	5.000%, 1/01/25	1/22 at 100.00	BBB+	1,504,290

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,530	5.000%, 1/01/24	No Opt. Call	BBB+	3,565,971
1,065	5.000%, 1/01/25	No Opt. Call	BBB+	1,069,675
2,560	5.000%, 1/01/26	No Opt. Call	BBB+	2,558,003

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
30	5.000%, 1/01/24	No Opt. Call	BBB+	30,306
6,565	5.000%, 1/01/26	1/25 at 100.00	BBB+	6,559,879
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB+	5,040,750

918	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	4/17 at 100.00	N/R	917,991

2,190	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.250%, 11/15/22	11/21 at 100.00	AA–	2,439,660

2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,610,047

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	1/18 at 100.00	AA	302,628

1,090	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Senior Lien Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	1,127,594

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
350	5.000%, 12/01/21	4/17 at 100.00	BBB	350,553
420	5.000%, 12/01/26	4/17 at 100.00	BBB	420,357
420	5.000%, 12/01/36	4/17 at 100.00	BBB	420,147

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
320	4.500%, 12/01/20	No Opt. Call	N/R	320,870
815	5.250%, 12/01/25	No Opt. Call	N/R	817,412
1,815	5.500%, 12/01/30	12/25 at 100.00	N/R	1,797,667

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
2,250	6.875%, 10/01/31	10/21 at 100.00	BB+	2,455,380
455	7.125%, 10/01/41	10/21 at 100.00	BB+	498,980

160	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
$920	5.000%, 9/01/20	No Opt. Call	BBB	$974,768
1,080	5.000%, 9/01/25	No Opt. Call	BBB	1,156,885
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,034,880

2,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	2,044,140

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	BBB	403,769
800	5.000%, 9/01/23	No Opt. Call	BBB	903,024
1,495	5.000%, 9/01/25	9/24 at 100.00	BBB	1,678,018
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB	1,111,460
1,400	5.000%, 9/01/27	9/24 at 100.00	BBB	1,541,526
800	5.000%, 9/01/29	9/24 at 100.00	BBB	867,608

35	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 4.900%, 11/15/17	6/17 at 100.00	N/R	35,065

1,695	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Refunding Series 2016, 5.000%, 5/15/26	No Opt. Call	N/R	1,846,465

1,235	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	BBB–	1,236,754

765	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (5)	769,728

225	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	243,243

130	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	148,992

1,300	Illinois Finance Authority, Revenue Bonds, DePaul University Series 2016, 5.000%, 10/01/31	10/26 at 100.00	A	1,482,390

1,680	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	4/17 at 100.00	BB–	1,680,084

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	4/17 at 100.00	Baa3	100,079
1,000	5.000%, 4/01/26	4/17 at 100.00	Baa3	1,000,080
1,500	5.000%, 4/01/31	4/17 at 100.00	Baa3	1,475,835

	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016:
680	5.000%, 9/01/26	No Opt. Call	A–	775,254
500	5.000%, 9/01/27	9/26 at 100.00	A–	566,285
1,500	5.000%, 9/01/28	9/26 at 100.00	A–	1,688,955
1,500	3.000%, 9/01/30	9/26 at 100.00	A–	1,333,275
1,500	3.000%, 9/01/31	9/26 at 100.00	A–	1,305,180

300	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	313,527

2,400	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	2,401,752

NUVEEN	161

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
$4,000	5.000%, 2/15/26	No Opt. Call	BBB	$4,365,200
8,000	5.000%, 2/15/27	No Opt. Call	BBB	8,744,240
10,535	5.000%, 2/15/28	2/27 at 100.00	BBB	11,451,861
13,775	5.000%, 2/15/29	2/27 at 100.00	BBB	14,867,082
10,250	5.000%, 2/15/30	2/27 at 100.00	BBB	10,964,423
15,000	5.000%, 2/15/31	2/27 at 100.00	BBB	15,948,450

195	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.250%, 5/01/22 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB– (5)	224,229

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
1,000	5.000%, 7/01/20	No Opt. Call	A–	1,100,220
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,121,620
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,149,430

130	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	143,688

	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
110	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	121,386
3,505	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (5)	3,874,041

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
165	5.000%, 8/15/24	No Opt. Call	Baa1	188,260
375	5.000%, 8/15/25	No Opt. Call	Baa1	429,788
1,000	5.000%, 8/15/27	8/25 at 100.00	Baa1	1,128,630

6,500	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A, 5.250%, 8/15/31	8/26 at 100.00	BBB	7,087,080

5,005	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/30	4/17 at 100.00	BBB+	5,018,263

	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014:
5,000	5.000%, 6/15/27 – AGM Insured	6/24 at 100.00	AA	5,489,900
500	5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	545,295

7,200	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB–	5,774,976

4,840	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB	5,083,307

	Illinois State, General Obligation Bonds, November Series 2016:
5,500	5.000%, 11/01/26	No Opt. Call	BBB	5,773,790
4,600	5.000%, 11/01/28	11/26 at 100.00	BBB	4,759,114

7,500	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/23	No Opt. Call	BBB	7,937,625

5,000	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	BBB	5,215,750

380	Illinois State, General Obligation Bonds, Series 2013, 4.000%, 7/01/18	No Opt. Call	BBB	388,945

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
5,625	5.000%, 12/15/26	6/22 at 100.00	BBB–	5,936,175
8,000	5.000%, 12/15/28	6/22 at 100.00	BBB–	8,369,680

2,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	AA–	2,390,795

162	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,065	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	$2,302,640

4,380	Plano, Illinois, Special Tax Bonds, Special Service Area 3 & 4 Lakewood Springs Project, Refunding Series 2015, 4.000%, 3/01/35	3/25 at 100.00	N/R	4,093,504

2,870	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	2,969,302

	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
510	5.000%, 10/01/23	No Opt. Call	BBB+	574,479
500	5.000%, 10/01/24	No Opt. Call	BBB+	566,985

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
645	5.250%, 11/01/17	No Opt. Call	AA	658,023
1,510	5.750%, 11/01/19	No Opt. Call	AA	1,671,162

2,475	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,406,319

1,545	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	1,530,245

715	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	708,172

672	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	666,389
387,951	Total Illinois			394,060,718

	Indiana – 1.7%

700	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.625%, 1/15/34	1/24 at 104.00	N/R	715,785

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,505	6.000%, 11/15/22	No Opt. Call	N/R	1,612,246
1,550	7.000%, 11/15/27	11/22 at 100.00	N/R	1,698,289

55	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	BB+	56,481

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A:
250	6.000%, 10/01/21	10/19 at 100.00	B–	248,780
1,500	6.625%, 10/01/29	10/19 at 100.00	B–	1,478,130

1,015	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016, 6.250%, 12/01/24	No Opt. Call	N/R	1,050,271

1,365	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016, 6.250%, 12/01/24	No Opt. Call	N/R	1,412,434

18,265	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	18,222,075

8,585	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	9,063,871

1,225	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	BBB+	1,311,375

NUVEEN	163

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
$250	5.000%, 10/01/22	No Opt. Call	BBB+	$285,903
325	5.000%, 10/01/23	No Opt. Call	BBB+	375,892
550	5.000%, 10/01/24	10/23 at 100.00	BBB+	630,597
1,400	5.000%, 10/01/29	10/23 at 100.00	BBB+	1,550,948

15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/29	5/22 at 100.00	Aa3	16,596

345	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	357,472

	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
1,405	5.250%, 9/01/26 (Alternative Minimum Tax)	9/24 at 100.00	BB–	1,517,639
1,250	5.250%, 9/01/27 (Alternative Minimum Tax)	9/24 at 100.00	BB–	1,333,263

1,000	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	Baa3	1,055,350

600	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.050%, 4/01/26	4/24 at 102.00	N/R	578,640

700	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury Hous Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Mandatory put 11/01/22) (Alternative Minimum Tax)	6/17 at 100.00	Baa1	703,409

4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	4,637,475

2,340	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	2,607,392

4,175	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 3.500%, 7/15/26	1/23 at 100.00	N/R	3,913,645
54,870	Total Indiana			56,433,958

	Iowa – 2.5%

1,000	Coralville, Iowa, Urban Renewal Revenue Bonds, Refunding Series 2007C, 5.000%, 6/01/18	6/17 at 100.00	Ba2	1,000,780

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
17,960	5.000%, 12/01/19	No Opt. Call	B	18,197,970
13,405	5.500%, 12/01/22	12/18 at 100.00	B	13,500,578
12,365	5.250%, 12/01/25	12/23 at 100.00	B	12,517,213

16,565	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	16,867,475

730	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.000%, 9/01/17 (ETM)	No Opt. Call	N/R (5)	742,702

60	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012, 4.000%, 9/01/17 (ETM)	No Opt. Call	N/R (5)	60,779

19,740	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	19,739,210
81,825	Total Iowa			82,626,707

164	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 1.2%

$1,600	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/27 – NPFG Insured	6/25 at 100.00	AA–	$1,754,944

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Refunding & Improvement Series 2007:
3,305	5.250%, 5/15/22	5/17 at 100.00	N/R	3,311,246
500	5.375%, 5/15/27	5/17 at 100.00	N/R	500,580

3,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007A, 5.000%, 5/15/24	5/17 at 100.00	N/R	3,001,110

2,500	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	4/17 at 100.00	BB+	2,499,900

	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B:
30	5.125%, 1/01/22 – AMBAC Insured	4/17 at 100.00	BB+	30,011
7,900	5.125%, 1/01/32 – AMBAC Insured	4/17 at 100.00	BB+	7,806,780

	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B:
1,100	5.250%, 12/15/29	12/22 at 100.00	N/R	964,447
1,650	6.100%, 12/15/34	12/22 at 100.00	N/R	1,442,777

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
4,250	4.375%, 12/15/23	12/22 at 100.00	N/R	3,816,798
1,495	6.000%, 12/15/32	12/22 at 100.00	N/R	1,338,145

500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.000%, 5/15/29	5/19 at 100.00	N/R	505,410

155	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	169,088

13,665	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	13,598,586
41,650	Total Kansas			40,739,822

	Kentucky – 0.4%

2,415	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.000%, 2/01/26	No Opt. Call	BB+	2,523,554

4,475	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	4,288,930

1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,353,235

2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Masonic Home Independent Living II, Inc., TEMPS 85 Series 2016B-1, 3.250%, 5/15/22	11/18 at 100.00	N/R	1,962,240

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	BBB+	652,942
1,500	5.000%, 7/01/25	No Opt. Call	BBB+	1,694,535

2,015	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	2,030,999
14,320	Total Kentucky			14,506,435

NUVEEN	165

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 1.4%

$1,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	4/17 at 100.00	B3	$1,254,900

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,540	6.250%, 7/01/31	7/21 at 100.00	BB	2,716,581
3,480	6.375%, 7/01/41	7/21 at 100.00	BB	3,683,336

500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 (Pre-refunded 1/01/19) – AGM Insured (Alternative Minimum Tax)	1/19 at 100.00	AA (5)	539,180

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 5.750%, 2/01/32	2/27 at 100.00	N/R	1,009,710

3,900	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	4,195,815

	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017:
500	5.000%, 7/01/27 (WI/DD, Settling 4/04/17)	No Opt. Call	A–	566,140
1,680	5.000%, 7/01/29 (WI/DD, Settling 4/04/17)	7/27 at 100.00	A–	1,876,106
1,000	5.000%, 7/01/32 (WI/DD, Settling 4/04/17)	7/27 at 100.00	A–	1,096,520

410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	453,919

165	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	178,299

730	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016, 5.000%, 5/15/28	5/26 at 100.00	A–	838,690

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
400	5.000%, 5/15/23	No Opt. Call	A–	460,560
300	5.000%, 5/15/24	No Opt. Call	A–	348,765
415	5.000%, 5/15/25	No Opt. Call	A–	484,948
400	5.000%, 5/15/26	5/25 at 100.00	A–	463,540
475	5.000%, 5/15/27	5/25 at 100.00	A–	545,015

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
1,650	6.625%, 12/15/23	No Opt. Call	N/R	1,772,810
770	8.375%, 12/15/43	12/23 at 100.00	N/R	861,076

4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	1,548,240

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	5.000%, 6/01/24	No Opt. Call	A	580,260
500	5.000%, 6/01/25	6/24 at 100.00	A	575,815

365	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/30	6/25 at 100.00	A	412,202

835	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	A–	965,703

1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,319,913

166	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$16,595	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	$16,653,910

1,715	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North Oaks Medical Center Project, Refunding Series 2003A, 5.000%, 2/01/30	4/17 at 100.00	BB+	1,714,983
47,325	Total Louisiana			47,116,936

	Maine – 0.6%

2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,652,882

6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2015, 5.125%, 8/01/35 (Mandatory put 8/01/25) (Alternative Minimum Tax)	No Opt. Call	CCC+	6,575,736

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
400	5.000%, 7/01/22	No Opt. Call	BBB	441,136
1,000	5.000%, 7/01/26	7/23 at 100.00	BBB	1,068,450
500	5.000%, 7/01/27	7/23 at 100.00	BBB	528,800

100	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 5.250%, 7/01/21	No Opt. Call	BBB–	106,107

9,050	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	4/17 at 100.00	B3	9,085,476
20,315	Total Maine			20,458,587

	Maryland – 1.2%

700	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	696,640

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
375	5.250%, 9/01/21 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	375,836
100	5.250%, 9/01/23 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	100,223
625	5.000%, 9/01/32 – SYNCORA GTY Insured	4/17 at 100.00	Ba1	626,394

	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
375	5.000%, 6/15/23	No Opt. Call	BBB+	422,741
260	5.000%, 6/15/24	No Opt. Call	BBB+	295,264
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	309,807
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	431,034
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	384,389

	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
2,400	4.250%, 6/01/26	No Opt. Call	N/R	2,378,760
2,100	4.750%, 6/01/31	6/26 at 100.00	N/R	2,063,754

2,500	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/27	7/25 at 100.00	N/R	2,621,225

9,910	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B+	9,916,739

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
2,360	5.000%, 6/01/17 (4)	No Opt. Call	N/R	1,412,790
6,000	5.000%, 12/01/31 (4)	4/17 at 100.00	N/R	3,577,440

NUVEEN	167

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	4/17 at 100.00	N/R	$596,240

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Senior Lien Series 2015:
790	4.000%, 7/01/22	No Opt. Call	BBB–	839,304
600	4.000%, 7/01/24	No Opt. Call	BBB–	632,736

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
750	5.000%, 7/01/23	No Opt. Call	BBB	865,838
1,500	5.000%, 7/01/24	No Opt. Call	BBB	1,739,670
2,000	5.000%, 7/01/25	No Opt. Call	BBB	2,323,680
1,000	5.000%, 7/01/27	7/25 at 100.00	BBB	1,137,740

3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31	7/27 at 100.00	Baa3	3,816,330

1,700	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%, 7/01/30	1/26 at 100.00	N/R	1,637,729
41,550	Total Maryland			39,202,303

	Massachusetts – 3.1%

860	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A–	990,557

	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A:
570	5.000%, 1/01/22	No Opt. Call	BBB+	629,930
400	5.000%, 1/01/23	No Opt. Call	BBB+	446,644

750	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	Baa2	836,730

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB–	1,079,676
1,040	4.500%, 1/01/22	No Opt. Call	BBB–	1,127,235
1,080	4.700%, 1/01/23	No Opt. Call	BBB–	1,188,842

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.000%, 7/01/24	No Opt. Call	BBB	1,109,120

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
100	5.000%, 7/15/19	No Opt. Call	BBB–	107,523
300	5.000%, 7/15/21	No Opt. Call	BBB–	333,849
335	5.000%, 7/15/22	No Opt. Call	BBB–	376,939
325	5.000%, 7/15/23	No Opt. Call	BBB–	369,265
315	5.000%, 7/15/24	7/23 at 100.00	BBB–	354,996

845	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/26	No Opt. Call	BBB+	965,928

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
2,280	4.375%, 7/01/23 (Alternative Minimum Tax)	7/22 at 100.00	AA	2,390,854
3,860	5.000%, 7/01/25 (Alternative Minimum Tax)	7/22 at 100.00	AA	4,162,161
5,050	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	5,513,388

168	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	$135,665

4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (Alternative Minimum Tax)	1/25 at 100.00	AA	5,170,860

200	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Simmons College Issue, Series 2007H, 5.250%, 10/01/21 – SYNCORA GTY Insured	No Opt. Call	BBB+	225,084

90	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20	5/17 at 100.00	BBB+	90,282

625	Massachusetts Industrial Finance Agency, Revenue Bonds, Dexter School, Series 2007, 5.000%, 5/01/20 (Pre-refunded 5/01/17)	5/17 at 100.00	N/R (5)	627,238

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
5,110	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	N/R	5,122,468
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	N/R	210,949
14,635	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	N/R	14,774,033

15,550	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001B. ARS, 1.720%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	6/17 at 100.00	N/R	13,567,375

46,925	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001C. ARS, 1.696%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	40,942,061
108,195	Total Massachusetts			102,849,652

	Michigan – 1.8%

	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016:
1,915	5.000%, 2/15/30	2/27 at 100.00	BBB–	2,069,847
2,010	5.000%, 2/15/31	2/27 at 100.00	BBB–	2,155,564

270	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/18 – NPFG Insured	4/17 at 100.00	AA–	270,821

5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	4/17 at 100.00	AA–	5,013

1,000	Genesee County Industrial Development Agency, Michigan, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	4/17 at 100.00	N/R	1,000,490

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Series 2015D-1:
1,000	5.000%, 7/01/29	7/25 at 100.00	A	1,130,740
700	5.000%, 7/01/30	7/25 at 100.00	A	787,990

5,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/24 – AGM Insured (6)	No Opt. Call	AA	5,831,250

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/22 – NPFG Insured	No Opt. Call	AA–	2,270,360
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	1,377,060
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	3,353,394

300	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	303,291

NUVEEN	169

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,470	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 7.750%, 7/15/26	7/21 at 100.00	B–	$1,333,555

145	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	143,731

500	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	494,475

935	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	1,006,397

30,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	30,480,900

900	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC Sauk Trail Hills Project, Series 2014, 5.750%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	906,228

1,500	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detroit, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	1,557,255

750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	765,578

2,715	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/22	3/20 at 101.00	BBB	2,838,478
57,210	Total Michigan			60,082,417

	Minnesota – 1.6%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
320	3.500%, 8/01/26	No Opt. Call	BB+	298,182
400	3.500%, 8/01/27	8/26 at 100.00	BB+	366,284
270	4.000%, 8/01/28	8/26 at 100.00	BB+	254,205
415	4.000%, 8/01/29	8/26 at 100.00	BB+	385,444
260	4.000%, 8/01/30	8/26 at 100.00	BB+	238,472
300	4.000%, 8/01/31	8/26 at 100.00	BB+	272,124

330	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	348,876

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
225	4.000%, 7/01/20	No Opt. Call	N/R	225,261
770	4.750%, 7/01/25	No Opt. Call	N/R	774,127
630	5.250%, 7/01/30	7/25 at 100.00	N/R	629,351

1,470	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BB+	1,493,594

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
375	4.000%, 7/01/28	7/24 at 102.00	N/R	361,459
540	5.000%, 7/01/31	7/24 at 102.00	N/R	541,237

1,675	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	CCC+	1,541,988

160	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 4.400%, 7/01/25	No Opt. Call	BB+	164,474

170	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$4,580	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.000%, 7/01/28	7/26 at 100.00	N/R	$4,400,510

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
270	4.000%, 7/01/19	No Opt. Call	BB+	275,470
300	4.000%, 7/01/20	No Opt. Call	BB+	306,336
500	4.000%, 7/01/23	No Opt. Call	BB+	502,485
420	4.000%, 7/01/24	No Opt. Call	BB+	417,060
500	5.000%, 7/01/29	7/24 at 100.00	BB+	514,660

2,460	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	4/17 at 100.00	N/R	2,466,322

550	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	4/17 at 100.00	B3	552,745

1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen – Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	1,878,289

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	577,946

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	506,895
335	4.000%, 3/01/24	3/23 at 100.00	N/R	332,280
325	4.000%, 3/01/27	3/23 at 100.00	N/R	317,294

1,200	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 4.150%, 9/01/24	No Opt. Call	BB+	1,218,180

2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen – Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	2,282,921

1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB–	1,207,077

8,095	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck ? Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22	No Opt. Call	BB	8,527,597

1,000	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.750%, 4/01/26	No Opt. Call	B–	883,800

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/20 at 101.00	BB+	1,011,780

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BBB–	1,229,663
700	4.500%, 12/01/29	12/24 at 100.00	BBB–	729,925

	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
345	3.625%, 10/01/21	No Opt. Call	N/R	339,563
1,425	4.000%, 10/01/26	No Opt. Call	N/R	1,368,285
1,115	4.750%, 10/01/31	10/26 at 100.00	N/R	1,090,994

NUVEEN	171

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
$4,260	5.000%, 11/15/24	No Opt. Call	BBB–	$4,951,526
4,825	5.000%, 11/15/26	11/20 at 100.00	BBB–	5,196,718
745	5.000%, 11/15/29	11/25 at 100.00	BBB–	815,268

205	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 3.750%, 6/01/26	6/24 at 100.00	N/R	193,251

	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
200	4.000%, 12/01/23	No Opt. Call	N/R	201,888
400	4.000%, 12/01/24	No Opt. Call	N/R	401,360
51,430	Total Minnesota			52,593,166

	Mississippi – 0.2%

1,695	Mississippi Development Bank, Special Obligation Bonds, Gulfport School District General Obligation Project, Series 2014, 5.000%, 4/01/27 – BAM Insured	4/24 at 100.00	AA	1,955,013

3,963	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts. Deutsche Trust for DTC Settlement. USbank Trustee on underlying Bond, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	3/18 at 100.00	N/R	3,916,949
5,658	Total Mississippi			5,871,962

	Missouri – 1.3%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
315	5.000%, 6/01/17	No Opt. Call	BB+	316,405
400	5.000%, 6/01/19	6/17 at 100.00	BB+	401,200
1,530	5.000%, 6/01/27	6/17 at 100.00	BB+	1,530,566
560	5.000%, 6/01/36	6/17 at 100.00	BB+	549,136

790	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	818,630

7,175	Independence Thirty-Ninth Street Transportation Development District, Missouri, Revenue Bonds, Road Improvement Project, Refunding Series 2008, 6.875%, 9/01/32	9/18 at 100.00	N/R	7,419,309

1,800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/26	2/24 at 100.00	A–	2,043,540

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20	No Opt. Call	N/R	1,151,336
1,150	3.750%, 3/01/21	No Opt. Call	N/R	1,194,344

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	4/17 at 100.00	N/R	483,155

	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
1,000	5.000%, 5/15/25	No Opt. Call	N/R	1,082,420
1,075	5.000%, 5/15/26	No Opt. Call	N/R	1,155,593
1,080	5.000%, 5/15/27	No Opt. Call	N/R	1,154,272
1,150	5.250%, 5/15/28	5/27 at 100.00	N/R	1,242,771
2,645	5.250%, 5/15/31	5/27 at 100.00	N/R	2,802,510

172	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,555	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25	No Opt. Call	N/R	$1,537,289

	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Refunding Series 2016B:
1,465	5.000%, 4/01/24	No Opt. Call	A–	1,656,915
1,535	5.000%, 4/01/25	No Opt. Call	A–	1,746,093
1,685	5.000%, 4/01/26	4/25 at 100.00	A–	1,895,709

1,500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	4/17 at 100.00	N/R	1,477,695

1,895	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	1,919,825

	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
660	4.000%, 5/01/20	No Opt. Call	N/R	671,682
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,167,041

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
895	5.000%, 11/15/27	11/25 at 100.00	N/R	941,674
990	5.000%, 11/15/29	11/25 at 100.00	N/R	1,031,649
1,095	5.000%, 11/15/31	11/25 at 100.00	N/R	1,129,766

1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	4/17 at 102.00	N/R	1,151,507

365	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	4/17 at 100.00	N/R	365,544

150	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21	9/17 at 100.00	BBB–	151,187

1,250	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.000%, 12/01/25	No Opt. Call	N/R	1,308,988

625	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	644,538
40,245	Total Missouri			42,142,289

	Nebraska – 0.0%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
165	5.250%, 12/01/18	No Opt. Call	A	175,200
150	5.250%, 12/01/19	No Opt. Call	A	163,740
815	5.250%, 12/01/21	No Opt. Call	A	915,791
1,130	Total Nebraska			1,254,731

	Nevada – 0.8%

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
790	5.000%, 8/01/21	No Opt. Call	BBB	827,565
1,525	4.000%, 8/01/22	No Opt. Call	BBB	1,531,039
2,140	4.000%, 8/01/23	8/22 at 100.00	BBB	2,147,362

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 151 Summerlin-Mesa, Refunding Series 2015:
1,210	4.000%, 8/01/20	No Opt. Call	N/R	1,262,272
720	4.500%, 8/01/24	No Opt. Call	N/R	756,950

NUVEEN	173

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,340	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28	8/25 at 100.00	N/R	$1,396,923

1,800	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25	No Opt. Call	BB	1,792,062

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-12, Lake Las Vegas NorthShore, Refunding Series 2013:
1,605	4.000%, 8/01/17	No Opt. Call	N/R	1,613,089
1,665	4.000%, 8/01/18	No Opt. Call	N/R	1,694,187

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,285	4.000%, 9/01/25	No Opt. Call	N/R	1,292,068
1,565	4.000%, 9/01/32	9/26 at 100.00	N/R	1,492,885
675	4.000%, 9/01/35	9/26 at 100.00	N/R	625,907

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016:
1,415	5.000%, 6/15/30	6/26 at 100.00	BBB+	1,567,919
1,465	5.000%, 6/15/31	6/26 at 100.00	BBB+	1,611,163

300	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 6.500%, 6/15/17 (ETM)	No Opt. Call	BBB+ (5)	303,540

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
495	4.000%, 6/01/18	No Opt. Call	N/R	499,623
620	4.000%, 6/01/19	No Opt. Call	N/R	630,726
450	4.000%, 6/01/20	No Opt. Call	N/R	461,372

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
875	4.000%, 6/01/18	No Opt. Call	N/R	888,134
595	4.000%, 6/01/19	No Opt. Call	N/R	609,072
490	4.000%, 6/01/21	No Opt. Call	N/R	496,321
625	5.000%, 6/01/23	No Opt. Call	N/R	651,900
585	5.000%, 6/01/24	No Opt. Call	N/R	606,470
485	5.000%, 6/01/25	6/24 at 100.00	N/R	496,475

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
500	5.000%, 12/01/26	12/25 at 100.00	N/R	507,485
1,570	5.000%, 12/01/28	12/25 at 100.00	N/R	1,587,945

300	Overton Power District 5, Nevada, Special Obligation Revenue Bonds, Series 2008, 8.000%, 12/01/38 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (5)	334,314

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
100	6.500%, 6/15/20	6/18 at 100.00	B1	102,838
250	6.750%, 6/15/28	6/18 at 100.00	B1	256,925
27,440	Total Nevada			28,044,531

	New Hampshire – 0.0%

900	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B, 0.000%, 1/01/19 – ACA Insured	No Opt. Call	Caa1	841,608

174	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 6.3%

$4,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	$4,080,840

3,960	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,294,382

1,000	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A, 4.000%, 6/15/30	6/26 at 100.00	A–	946,320

335	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24	No Opt. Call	B+	329,044

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
400	3.250%, 1/01/18	No Opt. Call	N/R	401,640
905	3.625%, 1/01/19	No Opt. Call	N/R	916,937
1,000	4.375%, 1/01/24	No Opt. Call	N/R	1,026,700

1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	1,237,130

	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A:
575	5.000%, 1/01/24	No Opt. Call	BBB–	632,581
650	5.000%, 1/01/25	No Opt. Call	BBB–	717,353

1,315	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	1,382,012

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
780	4.000%, 7/01/20	No Opt. Call	BBB–	813,056
2,460	4.000%, 7/01/24	No Opt. Call	BBB–	2,563,714

450	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	472,442

1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340, 4.814%, 9/01/27 (IF) (6)	3/23 at 100.00	A–	744,680

5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	A–	5,228,500

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX:
5,000	5.000%, 6/15/21	No Opt. Call	A–	5,327,600
5,000	5.000%, 6/15/22	No Opt. Call	A–	5,311,000
6,900	5.000%, 6/15/25	No Opt. Call	A–	7,259,835
10,000	5.000%, 6/15/26	6/25 at 100.00	A–	10,431,800

250	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340, 3.500%, 9/01/25 (IF) (6)	3/25 at 100.00	A–	185,790

100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 5.125%, 10/01/24	No Opt. Call	BB–	100,309

4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Mandatory put 9/15/22) (Alternative Minimum Tax)	9/22 at 100.00	BB–	5,158,589

530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/17 at 100.00	BB–	531,479

NUVEEN	175

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$1,195	4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	$1,236,024
7,720	5.125%, 9/15/23 (Alternative Minimum Tax)	9/17 at 100.00	BB–	8,233,148
8,000	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	8,570,640

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
425	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	471,686
1,250	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	1,387,313

5,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A–	5,255,450

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,335	5.000%, 7/01/20	No Opt. Call	BB+	4,582,745
525	5.000%, 7/01/21	No Opt. Call	BB+	557,839
6,750	6.000%, 7/01/26	7/21 at 100.00	BB+	7,180,110

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
1,050	5.000%, 7/01/26	No Opt. Call	BBB–	1,176,147
1,170	5.000%, 7/01/28	7/26 at 100.00	BBB–	1,288,170

2,435	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A–	2,602,528

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,515	5.000%, 6/15/27	6/26 at 100.00	A+	2,699,500
9,410	5.000%, 6/15/28	6/26 at 100.00	A+	10,033,787
2,525	5.000%, 6/15/29	6/26 at 100.00	A+	2,674,354

14,900	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	16,300,451

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,551	4.500%, 6/01/23	6/17 at 100.00	BBB+	1,570,232
21,090	4.625%, 6/01/26	6/17 at 100.00	BBB	21,110,036
35,150	5.000%, 6/01/29	6/17 at 100.00	BBB–	35,275,484
19,860	4.750%, 6/01/34	6/17 at 100.00	BB–	19,015,156
204,326	Total New Jersey			211,314,533

	New Mexico – 0.3%

1,790	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	N/R	1,790,591

	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015:
160	4.000%, 10/01/20	No Opt. Call	N/R	159,280
240	4.875%, 10/01/25	No Opt. Call	N/R	238,426

1,355	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	BBB+	1,485,798

176	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$1,600	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010F, 6.250%, 6/01/40 (Alternative Minimum Tax)	6/20 at 100.00	BBB+	$1,770,704

530	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	557,846

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	4/17 at 101.00	AA–	2,351,579

1,080	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	1,120,208

1,500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25	5/20 at 103.00	N/R	1,509,600
10,590	Total New Mexico			10,984,032

	New York – 3.8%

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015:
565	5.000%, 7/01/24	No Opt. Call	BBB+	648,027
450	5.000%, 7/01/26	7/25 at 100.00	BBB+	511,808
180	5.000%, 7/01/28	7/25 at 100.00	BBB+	201,521

55	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B	55,589

	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
485	4.000%, 4/01/19	No Opt. Call	BBB–	495,297
525	4.000%, 4/01/21	No Opt. Call	BBB–	538,928
545	4.000%, 4/01/22	No Opt. Call	BBB–	559,541

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
680	4.000%, 11/01/17	No Opt. Call	BB	683,142
765	5.000%, 11/01/20	No Opt. Call	BB	795,791
805	5.000%, 11/01/21	No Opt. Call	BB	838,528
845	5.000%, 11/01/22	No Opt. Call	BB	881,436

3,000	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	3,150,570

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
715	5.000%, 5/01/23	No Opt. Call	BBB–	797,397
3,745	5.000%, 5/01/24	5/23 at 100.00	BBB–	4,132,645
2,830	5.000%, 5/01/26	5/23 at 100.00	BBB–	3,069,050
1,815	5.000%, 5/01/27	5/23 at 100.00	BBB–	1,957,986

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
5	4.000%, 5/01/22 (ETM)	No Opt. Call	N/R (5)	5,535
15	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (5)	17,603

NUVEEN	177

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
$85	5.000%, 5/01/24 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	$100,072
65	5.000%, 5/01/26 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	76,526
20	5.000%, 5/01/27 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (5)	23,546

8,250	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (5)	8,871,390

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
300	5.000%, 12/01/26	6/25 at 100.00	Baa3	334,113
1,200	5.000%, 12/01/28	6/25 at 100.00	Baa3	1,320,120

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
2,000	5.000%, 12/01/26	No Opt. Call	Baa3	2,248,800
1,800	5.000%, 12/01/28	6/27 at 100.00	Baa3	2,008,800
2,500	5.000%, 12/01/31	6/27 at 100.00	Baa3	2,731,050

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,320	5.000%, 12/01/21	No Opt. Call	BB–	5,534,928
6,470	5.000%, 12/01/26	No Opt. Call	BB–	6,634,144

	Dutchess County Local Development Corporation, New York, Revenue Bonds, Culinary Institute of America Project, Series 2016A-1:
200	5.000%, 7/01/28	7/26 at 100.00	Baa2	229,050
250	5.000%, 7/01/29	7/26 at 100.00	Baa2	284,168
400	5.000%, 7/01/31	7/26 at 100.00	Baa2	448,724

1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (Alternative Minimum Tax)	6/17 at 100.00	Ba1	1,705,679

400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	7/24 at 100.00	A–	440,936

5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	6/17 at 100.00	B–	5,520,000

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
335	5.000%, 7/01/26	7/25 at 100.00	BBB	378,667
210	5.000%, 7/01/27	7/25 at 100.00	BBB	235,996
375	5.000%, 7/01/28	7/25 at 100.00	BBB	418,830

2,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/39 – AMBAC Insured	4/17 at 100.00	BBB	2,004,300

7,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 3.380%, 3/01/26 – FGIC Insured	No Opt. Call	Baa1	6,614,930

7,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	8,029,503

7,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2014R-2, 3.125%, 12/01/44 (Mandatory put 6/01/26) (Alternative Minimum Tax)	No Opt. Call	CCC+	5,850,180

178	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$10,785	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	$11,338,378
8,485	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	8,887,189

545	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	619,720

5,715	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	BBB	5,859,475

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (5)	1,062,680

1,250	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 4.625%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	1,346,913

770	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 5.000%, 12/01/20	No Opt. Call	Baa1	845,383

75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	4/17 at 100.00	AA–	75,938

8,600	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	8,630,185

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	N/R	100,651

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
1,400	5.000%, 6/01/23	No Opt. Call	BBB	1,540,616
850	5.000%, 6/01/24	No Opt. Call	BBB	937,355
1,100	5.000%, 6/01/25	No Opt. Call	BBB	1,213,971

	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016:
685	5.000%, 11/01/27	11/25 at 100.00	BBB	763,364
830	5.000%, 11/01/28	11/25 at 100.00	BBB	919,640
121,075	Total New York			125,526,304

	North Carolina – 0.0%

855	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25	No Opt. Call	N/R	846,587

500	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38 (Pre-refunded 4/01/18)	4/18 at 100.00	BBB (5)	526,315
1,355	Total North Carolina			1,372,902

	North Dakota – 0.2%

490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (5)	569,679

NUVEEN	179

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
$500	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	$570,675
165	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	188,323
1,200	5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,369,620
1,070	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,221,245
1,460	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,666,371
4,885	Total North Dakota			5,585,913

	Ohio – 5.4%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
11,785	5.375%, 6/01/24	6/17 at 100.00	B–	11,246,543
33,920	5.125%, 6/01/24	6/17 at 100.00	B–	32,138,859
10,585	5.875%, 6/01/30	6/17 at 100.00	B–	10,181,712
4,855	5.750%, 6/01/34	6/17 at 100.00	B–	4,609,968

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,250	5.000%, 12/01/24	12/22 at 100.00	N/R	2,223,923
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,128,553

	Franklin County, Ohio Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc., Refunding &Improvement, Series 2014:
150	5.000%, 11/15/23	No Opt. Call	BBB+	171,353
205	5.000%, 11/15/24	No Opt. Call	BBB+	235,834
200	5.000%, 11/15/25	11/24 at 100.00	BBB+	227,544
500	5.000%, 11/15/26	11/24 at 100.00	BBB+	563,315

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	A–	1,865,358
5,000	5.250%, 6/01/26	6/22 at 100.00	A–	5,669,350

370	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A, 5.000%, 12/01/22	4/17 at 100.00	N/R	359,459

2,125	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	2,204,156

1,500	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25	No Opt. Call	N/R	1,547,775

170	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	179,216

1,685	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29	11/23 at 100.00	BBB+	1,857,376

905	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29 (Pre-refunded 11/12/23)	11/23 at 100.00	N/R (5)	1,086,977

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
100	5.000%, 2/15/19	No Opt. Call	BB+	104,685
2,445	5.000%, 2/15/20	No Opt. Call	BB+	2,605,539
1,725	5.000%, 2/15/21	No Opt. Call	BB+	1,857,946
2,250	5.000%, 2/15/27	2/23 at 100.00	BB+	2,370,218

180	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A–	$2,174,420

1,180	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	CCC+	418,900

3,415	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	B1	3,192,888

19,775	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)	No Opt. Call	B1	18,164,522

17,435	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	CCC+	6,189,425

2,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/01/18)	No Opt. Call	CCC+	733,075

3,100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory put 6/01/20)	No Opt. Call	CCC+	1,100,500

	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B:
1,500	3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	532,500
215	3.125%, 1/01/34 (Mandatory put 7/01/18)	No Opt. Call	CCC+	76,325

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	532,500

3,540	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	CCC+	1,256,700

8,780	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	9,158,769

9,985	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,216,053

	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein University Project, Series 2016A:
1,360	5.000%, 12/01/26	No Opt. Call	Baa1	1,557,839
1,430	5.000%, 12/01/27	12/26 at 100.00	Baa1	1,626,668

9,250	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	4/17 at 100.00	BB+	9,261,840

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	4/17 at 100.00	BB+	265,427

1,675	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	1,622,824

8,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	CCC+	3,017,500

8,680	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33	No Opt. Call	CCC+	3,081,400

NUVEEN	181

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,275	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	CCC+	$807,625

1,875	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	CCC+	665,625

500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33	No Opt. Call	CCC+	177,500

250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	257,545

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
300	5.000%, 12/01/23	No Opt. Call	BB	321,786
595	5.000%, 12/01/24	No Opt. Call	BB	636,858
415	5.000%, 12/01/25	12/24 at 100.00	BB	441,303
850	5.500%, 12/01/29	12/24 at 100.00	BB	903,508

2,010	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	4/17 at 100.00	BB+	1,991,488

	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, L.L.C. – The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB–	1,632,282
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB–	2,409,008

9,065	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	9,335,318
214,065	Total Ohio			179,195,580

	Oklahoma – 1.0%

2,950	Arbuckle Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2008, 7.250%, 1/01/38	1/18 at 102.00	N/R	3,048,943

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017:
500	5.000%, 11/15/26 (WI/DD, Settling 4/25/17)	11/25 at 102.00	BBB–	547,115
600	5.000%, 11/15/28 (WI/DD, Settling 4/25/17)	11/25 at 102.00	BBB–	650,568
400	5.000%, 11/15/29 (WI/DD, Settling 4/25/17)	11/25 at 102.00	BBB–	430,544
1,780	5.000%, 11/15/30 (WI/DD, Settling 4/25/17)	11/25 at 102.00	BBB–	1,903,905
730	5.000%, 11/15/32 (WI/DD, Settling 4/25/17)	11/25 at 102.00	BBB–	771,705

4,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	5,191,339

20,125	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	No Opt. Call	BB–	21,241,533
31,960	Total Oklahoma			33,785,652

	Oregon – 0.1%

410	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/19	No Opt. Call	N/R	429,024

840	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	881,765

182	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$430	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 4.500%, 6/15/28	6/25 at 100.00	N/R	$423,653

1,035	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	11/17 at 102.00	N/R	1,064,591

550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	563,783

405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	4/17 at 100.00	N/R	406,081
3,670	Total Oregon			3,768,897

	Pennsylvania – 6.1%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
1,760	6.500%, 5/01/17	No Opt. Call	B	1,763,203
10,500	6.750%, 11/01/24	11/19 at 100.00	B	10,853,743
1,350	6.875%, 5/01/30	11/19 at 100.00	B	1,377,891

5,045	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.750%, 12/01/27	12/21 at 100.00	B	4,975,581

400	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (5)	430,652

100	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/17 (ETM)	No Opt. Call	N/R (5)	102,240

775	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	806,047

11,295	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	4/17 at 100.00	N/R	10,938,641

2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa2	2,113,240

2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	CCC+	887,500

4,225	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21)	No Opt. Call	B1	3,884,634

7,930	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41	No Opt. Call	CCC+	2,815,150

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B:
10,440	3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	3,706,200
2,500	2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	CCC+	1,287,500

3,570	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	CCC+	1,267,350

NUVEEN	183

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$250	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company Project, Series 1999B, 4.750%, 8/01/20 (Mandatory put 5/01/18)	No Opt. Call	A1	$258,285

3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	B	3,215,040

3,130	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.000%, 3/15/26	No Opt. Call	BBB–	3,397,959

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	2,972,047

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
905	5.000%, 12/01/21	No Opt. Call	N/R	959,562
295	5.000%, 12/01/30	12/25 at 100.00	N/R	298,915

1,975	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BB+	2,039,504

900	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB–	900,441

1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	1,048,740

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
1,095	5.000%, 5/01/22	No Opt. Call	Baa3	1,194,536
655	5.000%, 5/01/23	No Opt. Call	Baa3	716,721
500	5.000%, 5/01/24	No Opt. Call	Baa3	547,950

7,620	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 0.808%, 6/01/27	No Opt. Call	A+	6,789,876

150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (5)	157,491

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	564,806

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	279,763

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014:
790	5.000%, 7/01/20	No Opt. Call	BBB–	850,538
870	5.000%, 7/01/22	No Opt. Call	BBB–	957,644
405	5.000%, 7/01/24	No Opt. Call	BBB–	448,452
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,073,280

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,029,830

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.000%, 5/01/20	No Opt. Call	BBB	1,063,420
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,080,900

3,393	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	3,464,253

184	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc., Refunding Series 2014A:
$1,165	5.000%, 10/01/24	No Opt. Call	BBB+	$1,342,395
1,200	5.000%, 10/01/25	10/24 at 100.00	BBB+	1,364,004
2,030	5.000%, 10/01/26	10/24 at 100.00	BBB+	2,273,377

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (5)	1,050,290

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	998,990

2,000	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	2,298,960

635	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/27	3/26 at 100.00	BBB	706,298

6,050	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	4/17 at 100.00	BB+	6,029,430

8,585	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	CCC+	3,047,675

11,900	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38	No Opt. Call	BB–	11,924,276

44,695	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory put 9/01/20)	No Opt. Call	BB–	44,786,176

3,685	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (5)	4,064,592

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
350	5.000%, 6/30/24 (Alternative Minimum Tax)	No Opt. Call	BBB	396,155
750	5.000%, 12/31/26 (Alternative Minimum Tax)	6/26 at 100.00	BBB	856,673

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Ba1	181,036

120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	136,921

2,630	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	2,807,551

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	75,783

1,840	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007A, 5.500%, 7/01/30	7/17 at 100.00	BBB–	1,847,194

7,465	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BBB–	7,501,205

NUVEEN	185

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$15,375	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	7/17 at 100.00	BBB–	$15,502,611

100	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 5.000%, 9/01/17 – BHAC Insured	No Opt. Call	AA+	101,604

1,000	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2003B, 4.350%, 9/01/20 – AMBAC Insured	4/17 at 100.00	N/R	1,000,690

	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
2,720	5.000%, 11/15/26	5/24 at 100.00	BB	2,825,808
1,000	5.000%, 11/15/32	5/24 at 100.00	BB	1,026,450

415	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (5)	440,502

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB	408,950

3,205	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 0.000%, 11/15/34	11/17 at 100.00	AA–	2,789,344

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,151,820
222,738	Total Pennsylvania			202,456,285

	Rhode Island – 0.3%

	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal Building Projects, Refunding Series 2015A:
1,500	5.000%, 4/01/23	No Opt. Call	Baa2	1,678,725
1,500	5.000%, 4/01/24	No Opt. Call	Baa2	1,688,415
1,910	5.000%, 4/01/25 – AGM Insured	No Opt. Call	AA	2,178,125
1,750	5.000%, 4/01/26 – AGM Insured	4/25 at 100.00	AA	1,976,730

85	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 5.000%, 5/15/17 – AGC Insured	No Opt. Call	AA	85,309

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23 (ETM)	No Opt. Call	BBB– (5)	1,309,601
7,860	Total Rhode Island			8,916,905

	South Carolina – 0.5%

1,250	Greenwood County, South Carolina, Hospital Facilities Revenue Bonds, Self Regional Healthcare, Refunding Series 2012B, 5.000%, 10/01/25	4/22 at 100.00	A+	1,405,088

85	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20 (ETM)	No Opt. Call	N/R (5)	90,472

415	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25	2/25 at 100.00	BB	417,166

805	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	845,379

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	1,950,560
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,220,778
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,046,400

186	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
$1,500	5.000%, 8/01/23	No Opt. Call	BBB+	$1,708,770
400	5.250%, 8/01/24	8/23 at 100.00	BBB+	456,000

5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/31	12/24 at 100.00	AA–	5,371,450

	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
625	3.125%, 12/01/22	No Opt. Call	N/R	635,200
1,310	5.000%, 12/01/26	12/23 at 100.00	N/R	1,403,665
15,430	Total South Carolina			16,550,928

	South Dakota – 0.0%

160	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	170,016

	Tennessee – 1.3%

1,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	1,035,050

	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
500	0.000%, 12/01/18	No Opt. Call	N/R	470,540
1,205	0.000%, 12/01/19	No Opt. Call	N/R	1,088,055
1,180	0.000%, 12/01/20	No Opt. Call	N/R	1,011,130
775	0.000%, 12/01/21	No Opt. Call	N/R	631,005
1,000	0.000%, 12/01/22	No Opt. Call	N/R	770,780

1,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27	6/26 at 100.00	N/R	1,525,560

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
700	5.000%, 10/01/24	No Opt. Call	BBB+	804,545
1,135	5.000%, 10/01/25	10/24 at 100.00	BBB+	1,286,852

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding & Improvement Series 2013, 4.000%, 2/15/23	No Opt. Call	BB+	1,017,590

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
21,010	5.250%, 5/01/25	11/24 at 100.00	N/R	20,122,746
2,830	6.000%, 5/01/34	11/24 at 100.00	N/R	2,639,852

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
1,190	5.000%, 10/01/26	No Opt. Call	BBB	1,366,905
555	5.000%, 10/01/27	10/26 at 100.00	BBB	633,227

850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	949,790

5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,261,578

NUVEEN	187

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
$755	5.000%, 2/01/18	No Opt. Call	A	$776,850
925	5.000%, 2/01/20	No Opt. Call	A	1,004,781
40	5.000%, 2/01/24	No Opt. Call	A	45,040
190	5.000%, 2/01/25	No Opt. Call	A	216,060
43,796	Total Tennessee			43,657,936

	Texas – 5.3%

350	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 3.800%, 8/15/26	8/21 at 100.00	BB+	336,343

165	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	179,104

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
725	4.000%, 6/15/26	6/21 at 100.00	BB	700,009
210	5.000%, 6/15/36	6/21 at 100.00	BB	208,194

520	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	525,455

350	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	351,743

75	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement Residence, Series 2007, 5.000%, 7/01/27 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	75,797

2,750	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,766,115

1,050	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	1,055,303

305	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27	9/26 at 100.00	N/R	284,330

700	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.375%, 9/01/28	9/20 at 103.00	N/R	674,240

1,500	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	1,461,555

1,350	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	N/R	1,318,937

520	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/32	9/27 at 100.00	N/R	514,608

375	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016, 4.375%, 9/01/26	9/22 at 103.00	N/R	365,123

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18 (ETM)	No Opt. Call	BBB+ (5)	67,360

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
300	5.000%, 1/01/25	No Opt. Call	BBB+	344,781
500	5.000%, 1/01/26	7/25 at 100.00	BBB+	575,340
850	5.000%, 1/01/29	7/25 at 100.00	BBB+	960,126

500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/28	8/26 at 100.00	BBB	555,745

188	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 4.000%, 12/01/25	6/25 at 100.00	BBB-	$1,563,165

910	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%, 9/01/28	9/23 at 103.00	N/R	873,200

1,400	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014, 5.000%, 6/01/22	No Opt. Call	Baa3	1,498,644

1,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB-	1,129,863

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
315	5.000%, 9/01/19	No Opt. Call	BB+	334,319
255	4.000%, 9/01/20	No Opt. Call	BB+	265,169
255	5.000%, 9/01/21	No Opt. Call	BB+	273,541
230	5.000%, 9/01/22	No Opt. Call	BB+	245,723
325	5.000%, 9/01/23	No Opt. Call	BB+	346,899
305	5.000%, 9/01/24	No Opt. Call	BB+	325,405
1,785	5.250%, 9/01/29	9/24 at 100.00	BB+	1,878,552

1,170	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	9/19 at 103.00	N/R	1,211,523

4,080	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	4,180,164

200	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/17 at 100.00	BB+	200,326

4,000	Gulf Coast Waste Disposal Authority, Texas, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 5.750%, 9/01/17	No Opt. Call	B	4,031,440

215	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014, 6.000%, 9/01/26	9/19 at 103.00	N/R	215,871

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 6.750%, 9/01/28	9/19 at 103.00	N/R	501,950

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
105	5.000%, 6/01/18	No Opt. Call	Baa3	108,816
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,016,437
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa3	1,525,160

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	A3	487,093
545	5.000%, 11/15/24	No Opt. Call	A3	630,821

5,500	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	A	5,662,415

2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	1,987,360

1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (Alternative Minimum Tax)	7/21 at 100.00	BB–	1,375,050

NUVEEN	189

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$200	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	$209,424

5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	5,257,700

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
9,250	4.500%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	9,504,190
13,775	4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB–	14,685,801

1,080	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	9/24 at 100.00	A2	1,261,980

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,400	5.000%, 8/15/24	No Opt. Call	BBB+	1,607,382
1,000	5.000%, 8/15/25	No Opt. Call	BBB+	1,154,910

725	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28	9/19 at 103.00	N/R	706,034

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phases 2 -5 Major Improvement Project:
2,650	6.650%, 9/01/21	9/17 at 102.00	N/R	2,668,126
2,945	6.900%, 9/01/24	9/17 at 103.00	N/R	2,979,928

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
775	6.400%, 9/01/23	3/18 at 103.00	N/R	789,059
805	6.650%, 9/01/28	3/18 at 103.00	N/R	819,587

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
1,030	5.500%, 2/15/18 (ETM)	No Opt. Call	N/R (5)	1,070,664
340	5.750%, 2/15/19 (ETM)	No Opt. Call	N/R (5)	369,029

50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	A–	51,661

500	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015, 5.125%, 9/15/28	9/20 at 103.00	N/R	485,075

300	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Series 2014, 5.000%, 2/15/24	No Opt. Call	BBB–	325,953

7,670	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	8,045,677

6,665	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (Alternative Minimum Tax)	12/23 at 103.00	N/R	6,305,557

6,165	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 6.500%, 1/01/26 (Alternative Minimum Tax)	No Opt. Call	N/R	6,025,856

1,290	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A, 4.000%, 8/01/28	8/21 at 100.00	BB	1,227,654

1,805	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,893,319

190	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A:

$465	4.000%, 4/01/20	No Opt. Call	BBB–	$486,571
540	5.000%, 4/01/21	No Opt. Call	BBB–	589,221
655	5.000%, 4/01/23	No Opt. Call	BBB–	728,419
690	5.000%, 4/01/24	No Opt. Call	BBB–	770,040
300	5.000%, 4/01/25	4/24 at 100.00	BBB–	332,217
3,280	5.000%, 4/01/29	4/24 at 100.00	BBB–	3,526,000

305	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/31	4/26 at 100.00	BBB–	330,092

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	AA	479,471
2,250	5.000%, 4/01/29	4/24 at 100.00	BBB–	2,417,310

725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	BBB–	777,526

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville III, L.L.C. – Tarleton State University Project, Series 2015A:

440	4.000%, 4/01/22	No Opt. Call	BBB–	463,531
430	5.000%, 4/01/24	No Opt. Call	BBB–	477,601

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24	No Opt. Call	Baa3	336,751
2,345	5.000%, 4/01/29	4/24 at 100.00	Baa3	2,514,895

900	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/26	1/25 at 100.00	A2	1,052,757

1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Ba2	2,067,929

500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 5.625%, 12/15/22 (4)	12/21 at 100.00	N/R	394,950

	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016:
250	4.900%, 9/15/24	3/24 at 102.00	N/R	244,060
650	5.375%, 9/15/30	3/24 at 102.00	N/R	626,477

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
75	5.250%, 8/01/17	No Opt. Call	A	75,968
770	5.500%, 8/01/22	No Opt. Call	A	887,132
355	5.500%, 8/01/27	No Opt. Call	A	426,344

1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Refunding Series 2015A, 5.000%, 11/15/22	No Opt. Call	N/R	1,230,849

NUVEEN	191

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.500%, 11/15/22	11/17 at 100.00	BB	$1,012,800

1,845	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A, 5.000%, 11/15/25	No Opt. Call	BB	1,974,187

9,655	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015B-1, 4.500%, 11/15/21	5/17 at 100.00	BB	9,656,834

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	BBB+	102,788

405	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/24	No Opt. Call	BBB+	468,164

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
200	5.000%, 12/15/19	No Opt. Call	A3	218,264
550	5.000%, 12/15/27	12/22 at 100.00	A3	600,028
975	5.000%, 12/15/29	12/22 at 100.00	A3	1,052,093

1,115	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A, 6.000%, 1/01/22	1/21 at 100.00	N/R	1,187,464

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
15,665	5.250%, 11/01/32	11/17 at 100.00	BBB–	15,549,077
3,270	5.375%, 11/01/37	11/17 at 100.00	BBB–	3,229,746

	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Benefited Area Series 2015:
431	4.000%, 12/01/21	No Opt. Call	N/R	444,585
550	4.000%, 12/01/27	12/24 at 100.00	N/R	545,589

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,275	5.500%, 9/01/25	No Opt. Call	N/R	3,221,814
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,785,591
169,896	Total Texas			174,918,815

	Utah – 0.6%

16,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	16,459,680

650	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 4.300%, 4/15/25	4/20 at 100.00	BB+	651,346

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
220	3.625%, 10/15/18	No Opt. Call	BB+	221,258
500	6.500%, 10/15/33	10/18 at 100.00	BB+	514,995

3,220	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 4.500%, 7/15/27	No Opt. Call	BB+	3,235,617
20,590	Total Utah			21,082,896

	Vermont – 0.5%

2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	7/22 at 100.00	Baa3	2,236,735

192	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont (continued)

	Burlington, Vermont, Electric System Revenue Bonds, Series 2011A:
$265	5.500%, 7/01/29	7/21 at 100.00	A3	$288,752
315	5.625%, 7/01/30	7/21 at 100.00	A3	343,804
460	5.750%, 7/01/31	7/21 at 100.00	A3	503,176

4,000	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/01/18) (Alternative Minimum Tax)	No Opt. Call	CCC+	4,004,880

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Champlain College Project, Series 2016A:
695	5.000%, 10/15/26	No Opt. Call	BBB	777,288
875	5.000%, 10/15/28	10/26 at 100.00	BBB	964,005
1,000	5.000%, 10/15/30	10/26 at 100.00	BBB	1,087,430
1,000	5.000%, 10/15/31	10/26 at 100.00	BBB	1,076,990

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College Project, Series 2012:
170	5.000%, 10/01/24	10/22 at 100.00	BBB+	190,737
555	5.000%, 10/01/25	10/22 at 100.00	BBB+	618,786
805	5.000%, 10/01/27	10/22 at 100.00	BBB+	890,805

2,250	Vermont Student Assistance Corporation, Education Loan Revenue Bonds, Senior Series 2014A, 5.000%, 6/15/23 (Alternative Minimum Tax)	No Opt. Call	AA	2,500,290
14,580	Total Vermont			15,483,678

	Virgin Islands – 0.2%

	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2010A:
1,300	4.750%, 7/01/17	No Opt. Call	BB+	1,272,414
2,380	5.000%, 7/01/18	No Opt. Call	BB+	1,937,820

3,305	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	4/17 at 100.00	BB+	3,311,180

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB–	572,250
7,985	Total Virgin Islands			7,093,664

	Virginia – 0.6%

	Ballston Quarter Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2016A:
1,000	5.000%, 3/01/26	No Opt. Call	N/R	986,230
2,000	5.125%, 3/01/31	3/27 at 100.00	N/R	1,960,040

1,000	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29	11/24 at 100.00	N/R	995,800

1,025	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25	No Opt. Call	N/R	1,040,334

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	1,041,302

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	Baa1	1,134,500
2,000	5.000%, 6/15/27	6/24 at 100.00	Baa1	2,248,860

NUVEEN	193

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$2,085	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25	No Opt. Call	N/R	$2,046,678

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
113	5.800%, 9/01/17	No Opt. Call	N/R	113,722
2,622	6.250%, 9/01/24	9/17 at 100.00	N/R	2,637,574

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23	No Opt. Call	BB+	1,602,825
1,550	5.000%, 7/01/24	No Opt. Call	BB+	1,679,921
1,635	5.000%, 7/01/25	No Opt. Call	BB+	1,769,757

400	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/22	No Opt. Call	BB+	431,596
18,870	Total Virginia			19,689,139

	Washington – 0.8%

1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,155,641

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
2,500	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	2,505,050
1,500	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,501,995

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
1,110	5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	1,256,853
1,165	5.000%, 12/01/24 (Alternative Minimum Tax)	6/24 at 100.00	A–	1,330,197

1,000	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BBB–	1,067,160

2,145	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/31	12/26 at 100.00	Baa2	2,317,244

370	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/18 at 100.00	N/R	370,074

765	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/18 at 100.00	BBB	769,995

5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bonds Trust 2016-XF1017, 3.310%, 1/01/35 (IF) (6)	7/24 at 100.00	BBB+	5,000,400

45	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	48,864

70	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	77,906

1,000	Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,097,580

1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, Refunding Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	1,000,720

1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25	No Opt. Call	N/R	1,358,924

194	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.000%, 10/01/22	No Opt. Call	N/R	$107,539

2,365	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	2,431,551

345	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23	No Opt. Call	N/R	363,633

320	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	349,818

1,000	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016, 5.000%, 7/01/31	7/26 at 100.00	N/R	1,013,230

2,345	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 6.000%, 1/01/24	No Opt. Call	N/R	2,497,073
26,635	Total Washington			27,621,447

	West Virginia – 0.1%

2,155	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba1	2,349,144

	Wisconsin – 2.3%

1,915	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	2,015,958

645	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	646,064

250	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/22	No Opt. Call	BBB–	268,255

135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%, 2/01/26	No Opt. Call	N/R	129,981

825	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26	No Opt. Call	N/R	802,717

1,755	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	7/22 at 100.00	BBB–	1,872,410

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
8,525	4.100%, 6/15/26	No Opt. Call	N/R	8,372,147
1,390	5.000%, 6/15/36	6/26 at 100.00	N/R	1,301,832

2,715	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25	No Opt. Call	BB+	2,767,400

535	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25	No Opt. Call	N/R	535,701

560	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	BB+	609,750

275	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A, 4.125%, 10/01/24	10/22 at 100.00	BB+	279,194

NUVEEN	195

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$510	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26	No Opt. Call	N/R	$488,774

1,725	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Palm Beach Maritime Academy, Series 2014A, 6.500%, 5/01/29 (4)	5/24 at 100.00	N/R	1,259,216

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
670	5.250%, 2/01/25	No Opt. Call	N/R	669,799
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,348,301

6,780	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	7,183,817

1,210	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	1,148,593

	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc. Project, Refunding Series 2015A:
850	4.000%, 9/01/20	No Opt. Call	BB	878,501
1,250	5.000%, 9/01/25	No Opt. Call	BB	1,335,775

10,000	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 0.000%, 6/30/21	4/17 at 102.00	N/R	9,931,400

465	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB+	494,086

2,765	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB–	2,830,143

4,470	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	4,792,108

	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A:
140	5.000%, 7/01/22	No Opt. Call	BBB–	154,749
540	5.000%, 7/01/23	No Opt. Call	BBB–	599,200

1,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	AA–	1,205,300

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	675,954
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,291,338

2,265	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/26	2/22 at 100.00	A–	2,466,720

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
300	5.000%, 7/01/21	No Opt. Call	A–	336,225
750	5.000%, 7/01/22	No Opt. Call	A–	851,783
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,143,190
385	5.000%, 7/01/25	7/24 at 100.00	A–	437,784
670	5.000%, 7/01/26	7/24 at 100.00	A–	756,242

196	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2015B:
$100	4.000%, 9/15/22	No Opt. Call	N/R	$106,313
100	4.000%, 9/15/23	9/22 at 100.00	N/R	104,797
100	4.000%, 9/15/24	9/22 at 100.00	N/R	104,001
100	4.000%, 9/15/25	9/22 at 100.00	N/R	102,659

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A	222,866
200	5.000%, 8/15/22	No Opt. Call	A	225,702

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2014:
250	5.000%, 3/01/23	No Opt. Call	BBB	278,023
945	5.000%, 3/01/24	No Opt. Call	BBB	1,051,643
500	5.000%, 3/01/25	3/24 at 100.00	BBB	547,435
820	5.000%, 3/01/26	3/24 at 100.00	BBB	889,208
1,095	5.000%, 3/01/27	3/24 at 100.00	BBB	1,181,735
1,130	5.000%, 3/01/28	3/24 at 100.00	BBB	1,213,903

4,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,102,248

1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,528,725

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,345	5.000%, 5/01/22	No Opt. Call	BBB+	1,501,867
1,485	5.000%, 5/01/24	No Opt. Call	BBB+	1,676,951
350	5.000%, 5/01/25	5/24 at 100.00	BBB+	389,333
800	5.000%, 5/01/26	5/24 at 100.00	BBB+	884,920
75,585	Total Wisconsin			77,992,736

	Wyoming – 0.2%

	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BBB–	1,367,010
795	5.000%, 9/01/24	9/23 at 100.00	BBB–	875,931
1,360	5.000%, 9/01/25	9/23 at 100.00	BBB–	1,487,187
1,310	5.000%, 9/01/30	9/23 at 100.00	BBB–	1,391,574

1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,197,284
5,795	Total Wyoming			6,318,986
$3,219,797	Total Municipal Bonds (cost $3,232,054,663)			3,220,734,721

Shares	Description (1)			Value

	COMMON STOCKS – 0.0%

	Airlines – 0.0%

11,715	American Airlines Group Inc., (8)			$495,545
	Total Common Stocks (cost $363,949)			495,545
	Total Long-Term Investments (cost $3,232,418,612)			3,221,230,266

NUVEEN	197

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.5%

	MUNICIPAL BONDS – 1.5%

	Alabama – 0.5%

$15,125	Jefferson County, Alabama, Variable Rate Demand Obligations, Limited Obligation School Warrants, Series 2005A-1, 2.143%, 1/01/27 (9)	6/17 at 100.00	A–	$15,125,000

	Illinois – 1.0%

11,500	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Alternative Revenue, Project Series 2015A, 9.000%, 3/01/32 (Mandatory put 3/01/17) (9)	6/17 at 100.00	B+	11,497,125

10,300	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues Series 2011C-1, 0.960%, 3/01/32 (Mandatory put 3/01/16) (9)	6/17 at 100.00	B+	10,285,065

12,170	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues, Refunding Series 2013A-1, 9.000%, 3/01/26 (Mandatory put 6/02/16) (9)	6/17 at 100.00	B	12,123,146
33,970	Total Illinois			33,905,336
$49,095	Total Short-Term Investments (cost $48,925,531)			49,030,336
	Total Investments (cost $3,281,344,143) – 98.2%			3,270,260,602
	Floating Rate Obligations – (0.2)%			(8,000,000)
	Other Assets Less Liabilities – 2.0% (10)			68,033,940
	Net Assets – 100%			$3,330,294,542

Investments in Derivatives as of March 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(372)	6/17	$(46,337,250)	$(81,375)	$168,754

Credit Default Swaps (OTC Uncleared)

Counterparty	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	4.31%	$10,000,000	1.000%	6/20/21	$(965,024)	$25,516 (13)

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$45,000,000	Receive	Weekly USD-SIFMA	2.243%	Quarterly	4/06/18	5/07/18	4/06/27	$(647,375)

Interest Rate Swaps (OTC Cleared)

Clearing Broker	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Termination Date	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.*	$53,000,000	Receive	3-Month USD-LIBOR-ICE	2.354%	Semi-Annually	12/15/17	12/15/28	$(63,759)	$977,298
*	LCH. Clearnet Limited is the clearing house for this transaction.

198	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or in inverse floating rate transactions.

(7)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(8)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(9)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(13)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

USD-SIFMA	United States Dollar-Securities Industry and Financial Market Association

See accompanying notes to financial statements.

NUVEEN	199

Nuveen Strategic Municipal Opportunities Fund

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 96.8%

	Alabama – 1.8%

$1,110	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	Aa3	$1,203,394

250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	249,650

100	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	70,047
1,460	Total Alabama			1,523,091

	Arizona – 0.2%

100	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	90,812

100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	90,543
200	Total Arizona			181,355

	California – 22.8%

1,300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B, 5.000%, 10/01/36	10/26 at 100.00	BBB+	1,447,550

1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.250%, 3/01/36	3/26 at 100.00	Ba3	1,013,890

410	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	BB	416,958

100	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project, Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/36	11/26 at 100.00	N/R	92,063

	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
315	5.000%, 7/01/32 (WI/DD, Settling 4/06/17)	7/27 at 100.00	Ba2	338,486
120	5.000%, 7/01/37 (WI/DD, Settling 4/06/17)	7/27 at 100.00	Ba2	126,482

250	California School Finance Authority School Facility Revenue Bonds, KIPP LA Projects, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	BBB–	262,655

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
600	5.000%, 8/01/29	8/25 at 100.00	BBB	652,998
755	5.000%, 8/01/30	8/25 at 100.00	BBB	816,080

260	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 4.000%, 6/01/26	No Opt. Call	N/R	255,871

300	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/31	6/25 at 100.00	N/R	305,526

300	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/22	No Opt. Call	BBB	339,594

200	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
$295	5.000%, 12/01/36	6/26 at 100.00	BB	$311,408
620	5.000%, 12/01/41	6/26 at 100.00	BB	652,079

500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (5)	4/17 at 100.00	CCC	448,580

2,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2004 Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	1,516,580

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,000	5.000%, 6/01/33	6/17 at 100.00	B–	999,950
1,200	5.125%, 6/01/47	6/17 at 100.00	B–	1,185,924

1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/32 (Alternative Minimum Tax)	5/25 at 100.00	AA	1,132,400

1,500	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (6)	8/35 at 100.00	Aa1	1,099,575

500	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A, 5.000%, 10/01/20	No Opt. Call	A	555,650

155	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016, 5.000%, 9/01/31	9/26 at 100.00	N/R	163,815

220	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/30	9/25 at 100.00	N/R	241,461

995	San Diego, California, Special Tax Bonds, Community Facilities District 4 Black Mountain Ranch Villages, Series 2016, 5.000%, 9/01/37	9/26 at 100.00	N/R	1,076,460

1,500	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/34	8/26 at 100.00	A–	1,687,935

3,770	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43	8/21 at 33.74	N/R	812,058

150	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	AA–	78,806

1,000	Santee School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 4.000%, 8/01/31	8/25 at 100.00	AA–	1,066,370

100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27	No Opt. Call	N/R	101,154
22,215	Total California			19,198,358

	Colorado – 6.2%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.750%, 12/01/35	12/25 at 100.00	N/R	509,690

1,805	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/24	No Opt. Call	Baa2	2,065,137

1,000	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,166,580

NUVEEN	201

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$100	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	$98,373

500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 4.375%, 12/01/33	12/21 at 103.00	N/R	470,850

500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	481,440

495	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	4/17 at 100.00	N/R	421,997
4,900	Total Colorado			5,214,067

	Connecticut – 0.5%

200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	4/17 at 100.00	B3	192,524

100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	N/R	95,808

125	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	AA	139,884
425	Total Connecticut			428,216

	District of Columbia – 0.3%

195	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	224,117

	Florida – 3.2%

515	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016, 4.125%, 5/01/31	5/27 at 100.00	N/R	488,292

240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30	7/25 at 100.00	N/R	251,282

100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A, 4.750%, 7/15/36	7/26 at 100.00	N/R	90,153

190	Lakewood Ranch Stewardship District, Florida, Special Assessment Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	190,994

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	1,024,760

250	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	257,380

	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A:
160	5.000%, 12/01/36	12/25 at 100.00	Baa1	170,166
225	5.000%, 12/01/41	12/25 at 100.00	Baa1	237,449
2,680	Total Florida			2,710,476

	Guam – 2.6%

1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	1,087,390

202	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

$1,100	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	$1,140,820
2,100	Total Guam			2,228,210

	Hawaii – 0.2%

200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	1/19 at 100.00	N/R	201,578

	Illinois – 7.1%

1,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	1,496,197

250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	240,903

260	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	240,919

745	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB+	703,869

100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.750%, 12/01/35	12/25 at 100.00	N/R	98,864

200	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	204,414

250	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (7)	10/25 at 100.00	AA+	278,265

175	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/29	2/27 at 100.00	BBB	179,975

270	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 6.375%, 1/01/18 (8)	No Opt. Call	N/R	118,336

2,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BBB–	2,454,967
5,980	Total Illinois			6,016,709

	Indiana – 1.0%

100	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.875%, 1/15/52	1/24 at 104.00	N/R	102,243

15	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.125%, 1/15/34	1/24 at 104.00	N/R	14,899

110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	99,870

560	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	BBB+	599,486
785	Total Indiana			816,498

	Iowa – 4.5%

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
2,000	5.000%, 12/01/19	No Opt. Call	B	2,026,500
250	5.500%, 12/01/22	12/18 at 100.00	B	251,783
500	5.250%, 12/01/25	12/23 at 100.00	B	506,155

1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	4/17 at 100.00	B+	999,980
3,750	Total Iowa			3,784,418

NUVEEN	203

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.3%

$1,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	$1,098,570

	Louisiana – 4.5%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,025,080

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB	1,132,610

1,600	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	1,605,680
3,600	Total Louisiana			3,763,370

	Maine – 0.3%

200	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015, 5.000%, 7/01/30	7/24 at 100.00	A+	222,710

	Maryland – 1.8%

500	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B+	500,340

100	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/51 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	106,698

500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	4/17 at 100.00	N/R	298,120

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	4/17 at 100.00	N/R	596,240
2,100	Total Maryland			1,501,398

	Massachusetts – 2.3%

1,200	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N, 5.000%, 12/01/35	12/26 at 100.00	A1	1,354,896

500	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F, 5.000%, 8/15/28	8/25 at 100.00	A+	577,645
1,700	Total Massachusetts			1,932,541

	Michigan – 2.7%

2,200	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	2,235,266

	Minnesota – 1.1%

1,000	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47	7/26 at 100.00	N/R	931,490

30	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	B–	25,112
1,030	Total Minnesota			956,602

204	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 1.1%

$980	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts. Deutsche Trust for DTC Settlement. USbank Trustee on underlying Bond, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	3/18 at 100.00	N/R	$968,552

	New Jersey – 2.6%

635	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	677,164

1,500	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2, 5.000%, 6/15/30	6/18 at 100.00	A+	1,532,684
2,135	Total New Jersey			2,209,848

	New York – 8.5%

250	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/35	No Opt. Call	BBB–	115,645

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015F, 5.000%, 11/15/36	11/25 at 100.00	AA–	1,128,230

1,500	New York City, New York, General Obligation Bonds, Fiscal 2017 Series 2016A-1, 5.000%, 8/01/37 (UB)	8/26 at 100.00	AA	1,713,705

1,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	1,310,600

250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%, 11/15/40	11/24 at 100.00	N/R	271,013

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
205	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	215,519
50	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	52,370

55	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	61,987

755	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	801,085

200	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 5.000%, 4/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa1	228,922

1,200	Westchester County Health Care Corporation, New York, Revenue Bonds, Senior Lien, Series 2000A, 5.000%, 11/01/30	11/21 at 100.00	BBB	1,296,420
6,715	Total New York			7,195,496

	North Carolina – 0.9%

250	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	268,313

455	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	BBB–	496,482
705	Total North Carolina			764,795

NUVEEN	205

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 2.6%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$225	5.125%, 6/01/24	6/17 at 100.00	B–	$213,185
1,000	5.875%, 6/01/47	6/17 at 100.00	B–	963,440

120	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/19	No Opt. Call	BB+	125,622

1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	B1	920,000
2,345	Total Ohio			2,222,247

	Oregon – 1.9%

1,000	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A, 5.000%, 10/01/27	10/26 at 100.00	BBB+	1,130,700

500	Yamhill County Hospital Authority, Oregon, Revenue Bonds, Friendsview Retirement Community, Refunding Series 2016A, 5.000%, 11/15/46	11/24 at 102.00	N/R	504,535
1,500	Total Oregon			1,635,235

	Pennsylvania – 0.4%

100	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 5.000%, 10/01/34	10/24 at 100.00	BBB–	103,588

200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Ba1	215,862
300	Total Pennsylvania			319,450

	South Carolina – 4.3%

2,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	2,100,380

200	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/30	8/23 at 100.00	BBB+	215,458

1,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	AA–	1,053,910

250	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/31	12/23 at 100.00	N/R	261,850
3,450	Total South Carolina			3,631,598

	Texas – 4.8%

100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	98,961

1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,047,120

255	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	267,490

670	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (Alternative Minimum Tax)	12/23 at 103.00	N/R	633,867

206	NUVEEN

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$275	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)		1/26 at 102.00	N/R	$263,211

1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26		No Opt. Call	BBB+	1,188,300

480	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40		6/20 at 100.00	Baa3	544,618
3,780	Total Texas				4,043,567

	Utah – 2.0%

1,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/47 (Alternative Minimum Tax)		7/27 at 100.00	A+	1,675,860

	Virginia – 0.3%

250	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45		3/25 at 100.00	N/R	257,355

	Washington – 0.2%

200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45		7/25 at 100.00	N/R	201,014

	Wisconsin – 2.8%

250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45		7/25 at 100.00	N/R	245,980

1,500	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)		8/26 at 100.00	N/R	1,423,875

700	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 0.000%, 6/30/21		4/17 at 102.00	N/R	695,198
2,450	Total Wisconsin				2,365,053
$83,030	Total Municipal Bonds (cost $82,513,690)				81,727,620

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 2.0%

	Equity Real Estate Investment Trusts – 2.0%

$1,598	AAF HLG/FIN, 144A, PIK	12.375%	7/01/19	N/R	$1,661,578
$1,598	Total Corporate Bonds (cost $1,519,867)				1,661,578
	Total Long-Term Investments (cost $84,033,557)				83,389,198
	Floating Rate Obligations – (1.7)%				(1,400,000)
	Other Assets Less Liabilities – 2.9% (9)				2,402,590
	Net Assets – 100%				$84,391,788

NUVEEN	207

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	March 31, 2017

Investments in Derivatives as of March 31, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(25)	6/17	$(3,114,063)	$(5,469)	$11,341

Credit Default Swaps (OTC Uncleared)

Counterparty	Referenced Entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	4.31%	$5,000,000	1.000%	6/20/21	$(482,720)	$27,942 (12)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(8)	On November 11, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.375% to 3.825%.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	All or a portion of this security is payment-in-kind.

See accompanying notes to financial statements.

208	NUVEEN

Statement of

Assets and Liabilities	March 31, 2017

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $13,157,758,478, $3,232,418,612 and $84,033,557, respectively)	$13,487,372,714	$3,221,230,266	$83,389,198
Short-term investments, at value (cost $52,541,938, $48,925,531 and $—, respectively)	52,501,856	49,030,336	—
Cash	289,928,535	19,143,604	1,917,211
Cash collateral at brokers(1)	19,156,377	5,197,398	386,250
Unrealized appreciation on credit default swaps	—	25,516	27,942
Receivable for:
Interest	243,641,220	45,037,700	1,184,600
Investments sold	58,377,005	8,762,000	10,000
Shares sold	63,622,756	24,758,043	48,308
Other assets	1,440,685	296,731	31,740
Total assets	14,216,041,148	3,373,481,594	86,995,249
Liabilities
Floating rate obligations	962,652,000	8,000,000	1,400,000
Credit default swaps premiums received	8,682,496	990,540	510,662
Unrealized depreciation on credit default swaps	4,804	—	—
Unrealized depreciation on interest rate swaps	19,210	647,375	—
Payable for:
Dividends	13,839,639	2,698,025	116,617
Investments purchased	55,368,491	15,619,305	458,654
Shares redeemed	52,142,976	12,548,293	28,740
Variation margin on futures contracts	670,031	81,375	5,469
Variation margin on swap contracts	83,599	63,759	—
Accrued expenses:
Management fees	5,375,445	1,468,634	23,062
Trustees fees	730,848	90,732	365
12b-1 distribution and service fees	2,117,204	249,156	3,123
Other	2,678,237	729,858	56,769
Total liabilities	1,104,364,980	43,187,052	2,603,461
Net assets	$13,111,676,168	$3,330,294,542	$84,391,788

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	209

Statement of Assets and Liabilities (continued)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$4,261,315,653	$725,411,070	$8,378,706
Shares outstanding	254,767,995	73,499,036	839,741
Net asset value (“NAV”) per share	$16.73	$9.87	$9.98
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$17.46	$10.12	$10.29
Class C Shares
Net assets	$859,108,480	$120,769,759	$1,737,441
Shares outstanding	51,414,400	12,242,161	174,239
NAV and offering price per share	$16.71	$9.87	$9.97
Class C2 Shares
Net assets	$1,057,592,054	$34,517,642	$—
Shares outstanding	63,273,379	3,496,954	—
NAV and offering price per share	$16.71	$9.87	$—
Class R6 Shares
Net assets	$37,274,600	$—	$—
Shares outstanding	2,228,793	—	—
NAV and offering price per share	$16.72	$—	$—
Class I Shares
Net assets	$6,896,385,381	$2,449,596,071	$74,275,641
Shares outstanding	412,328,129	247,952,734	7,439,291
NAV and offering price per share	$16.73	$9.88	$9.98
Net assets consist of:
Capital paid-in	$13,892,542,331	$3,382,822,731	$86,309,192
Undistributed (Over-distribution of) net investment income	16,233,491	14,059,167	252,713
Accumulated net realized gain (loss)	(1,128,054,377)	(56,028,008)	(1,565,041)
Net unrealized appreciation (depreciation)	330,954,723	(10,559,348)	(605,076)
Net assets	$13,111,676,168	$3,330,294,542	$84,391,788
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

210	NUVEEN

Statement of

Operations

	High Yield		Short Duration High Yield		Strategic Municipal Opportunities
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Investment Income	$756,687,702	$725,502,827	$142,613,535	$132,915,725	$2,594,468	$1,089,940
Expenses
Management fees	60,720,639	55,434,165	16,484,917	15,923,999	348,920	169,604
12b-1 service fees – Class A Shares	8,370,160	7,356,021	1,481,395	1,483,047	13,022	2,298
12b-1 distribution and service fees – Class C Shares	7,605,683	5,073,368	1,111,060	916,662	11,452	1,767
12b-1 distribution and service fees – Class C2 Shares	8,033,030	9,469,394	257,960	312,169	—	—
Shareholder servicing agent fees	4,572,450	4,093,474	1,128,978	1,086,429	13,978	3,731
Interest expense	14,487,869	6,727,134	1,376,139	1,110,388	18,342	2,878
Custodian fees	1,289,751	1,071,038	432,035	397,874	39,336	27,185
Trustees fees	368,028	299,850	97,376	85,471	1,883	967
Professional fees	761,331	1,038,199	165,728	191,038	33,920	39,868
Shareholder reporting expenses	718,174	588,275	146,377	155,007	7,046	4,729
Federal and state registration fees	602,931	651,679	179,207	245,782	59,182	35,809
Other	191,630	166,676	82,306	61,506	6,144	5,376
Total expenses before fee waiver/expense reimbursement	107,721,676	91,969,273	22,943,478	21,969,372	553,225	294,212
Fee waiver/expense reimbursement	—	—	—	—	(101,199)	(74,589)
Net expenses	107,721,676	91,969,273	22,943,478	21,969,372	452,026	219,623
Net investment income (loss)	648,966,026	633,533,554	119,670,057	110,946,353	2,142,442	870,317
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(57,343,639)	(5,914,546)	(31,336,166)	(7,841,152)	(858,948)	177,828
Futures contracts	187,548	(3,803,286)	(1,120,735)	—	27,589	—
Swaps	240,030	(86,624,881)	1,401,626	(10,640,700)	(200,721)	(27,818)
Change in net unrealized appreciation (depreciation) of:
Investments	(603,981,095)	276,205,137	(134,662,397)	49,488,550	(2,594,036)	1,930,431
Futures contracts	1,231,642	157,854	168,754	—	11,341	—
Swaps	4,325,107	69,579,206	4,282,180	1,903,246	151,828	(123,886)
Net realized and unrealized gain (loss)	(655,340,407)	249,599,484	(161,266,738)	32,909,944	(3,462,947)	1,956,555
Net increase (decrease) in net assets from operations	$(6,374,381)	$883,133,038	$(41,596,681)	$143,856,297	$(1,320,505)	$2,826,872

See accompanying notes to financial statements.

NUVEEN	211

Statement of

Changes in Net Assets

	High Yield			Short Duration High Yield
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 4/30/15	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Year Ended 4/30/15
Operations
Net investment income (loss)	$648,966,026	$633,533,554	$570,059,129	$119,670,057	$110,946,353	$79,369,764
Net realized gain (loss) from:
Investments	(57,343,639)	(5,914,546)	109,905,985	(31,336,166)	(7,841,152)	(1,194,382)
Futures contracts	187,548	(3,803,286)	—	(1,120,735)	—	—
Swaps	240,030	(86,624,881)	(3,848,028)	1,401,626	(10,640,700)	(2,329,000)
Change in net unrealized appreciation (depreciation) of:
Investments	(603,981,095)	276,205,137	362,059,754	(134,662,397)	49,488,550	55,786,726
Futures contracts	1,231,642	157,854	—	168,754	—	—
Swaps	4,325,107	69,579,206	(89,538,429)	4,282,180	1,903,246	(4,870,284)
Net increase (decrease) in net assets from operations	(6,374,381)	883,133,038	948,638,411	(41,596,681)	143,856,297	126,762,824
Distributions to Shareholders
From net investment income:
Class A Shares	(224,820,213)	(201,575,423)	(185,392,744)	(24,716,177)	(24,626,207)	(17,679,467)
Class C Shares	(34,790,167)	(23,687,237)	(11,354,585)	(2,799,193)	(2,283,269)	(1,263,603)
Class C2 Shares	(51,747,162)	(62,311,530)	(70,967,522)	(956,745)	(1,162,968)	(1,312,961)
Class R6 Shares[1]	(1,541,665)	—	—	—	—	—
Class I Shares	(350,942,478)	(326,302,853)	(294,613,250)	(83,022,421)	(77,977,154)	(59,363,091)
From accumulated net realized gains:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class C2 Shares	—	—	—	—	—	—
Class R6 Shares[1]	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(663,841,685)	(613,877,043)	(562,328,101)	(111,494,536)	(106,049,598)	(79,619,122)
Fund Share Transactions
Proceeds from sale of shares	6,495,784,806	5,163,608,699	5,789,063,871	1,914,843,386	1,499,053,213	2,342,530,221
Proceeds from shares issued to shareholders due to reinvestment of distributions	503,388,243	457,387,715	405,761,729	80,973,449	73,968,399	58,536,874
	6,999,173,049	5,620,996,414	6,194,825,600	1,995,816,835	1,573,021,612	2,401,067,095
Cost of shares redeemed	(6,214,750,928)	(3,863,915,184)	(4,036,395,433)	(1,978,012,513)	(1,076,362,482)	(728,338,372)
Net increase (decrease) in net assets from Fund share transactions	784,422,121	1,757,081,230	2,158,430,167	17,804,322	496,659,130	1,672,728,723
Net increase (decrease) in net assets	114,206,055	2,026,337,225	2,544,740,477	(135,286,895)	534,465,829	1,719,872,425
Net assets at the beginning of period	12,997,470,113	10,971,132,888	8,426,392,411	3,465,581,437	2,931,115,608	1,211,243,183
Net assets at the end of period	$13,111,676,168	$12,997,470,113	$10,971,132,888	$3,330,294,542	$3,465,581,437	$2,931,115,608
Undistributed (Over-distribution of) net investment income at the end of period	$16,233,491	$32,025,589	$16,577,758	$14,059,167	$7,005,542	$2,413,532

1	Class R6 Shares for High Yield were established on June 30, 2016.

See accompanying notes to financial statements.

212	NUVEEN

	Strategic Municipal Opportunities
	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Period 12/16/14 (commencement of operations) through 4/30/15
Operations
Net investment income (loss)	$2,142,442	$870,317	$128,228
Net realized gain (loss) from:
Investments	(858,948)	177,828	(7,296)
Futures contracts	27,589	—	—
Swaps	(200,721)	(27,818)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(2,594,036)	1,930,431	19,246
Futures contracts	11,341	—	—
Swaps	151,828	(123,886)	—
Net increase (decrease) in net assets from operations	(1,320,505)	2,826,872	140,178
Distributions to Shareholders
From net investment income:
Class A Shares	(181,478)	(30,595)	(2,406)
Class C Shares	(22,538)	(3,371)	(307)
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	(1,746,703)	(837,759)	(87,908)
From accumulated net realized gains:
Class A Shares	(59,084)	—	—
Class C Shares	(13,783)	—	—
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	(578,721)	—	—
Decrease in net assets from distributions to shareholders	(2,602,307)	(871,725)	(90,621)
Fund Share Transactions
Proceeds from sale of shares	46,932,257	45,450,166	13,946,702
Proceeds from shares issued to shareholders due to reinvestment of distributions	852,595	158,735	23,103
	47,784,852	45,608,901	13,969,805
Cost of shares redeemed	(19,088,390)	(1,835,918)	(129,354)
Net increase (decrease) in net assets from Fund share transactions	28,696,462	43,772,983	13,840,451
Net increase (decrease) in net assets	24,773,650	45,728,130	13,890,008
Net assets at the beginning of period	59,618,138	13,890,008	—
Net assets at the end of period	$84,391,788	$59,618,138	$13,890,008
Undistributed (Over-distribution of) net investment income at the end of period	$252,713	$8,485	$37,831

See accompanying notes to financial statements.

NUVEEN	213

Financial

Highlights

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
Year Ended 3/31:
2017(i)	$17.54	$0.83	$(0.79)	$0.04	$(0.85)	$—	$(0.85)	$16.73
Year Ended 4/30:
2016	17.16	0.97	0.35	1.32	(0.94)	—	(0.94)	17.54
2015	16.45	0.96	0.70	1.66	(0.95)	—	(0.95)	17.16
2014	17.41	1.00	(0.97)	0.03	(0.99)	—	(0.99)	16.45
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
Class C (2/14)
Year Ended 3/31:
2017(i)	17.52	0.71	(0.79)	(0.08)	(0.73)	—	(0.73)	16.71
Year Ended 4/30:
2016	17.14	0.82	0.36	1.18	(0.80)	—	(0.80)	17.52
2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14
2014(f)	15.91	0.10	0.61	0.71	(0.19)	—	(0.19)	16.43
Class C2 (6/99)(g)
Year Ended 3/31:
2017(i)	17.52	0.75	(0.79)	(0.04)	(0.77)	—	(0.77)	16.71
Year Ended 4/30:
2016	17.15	0.88	0.33	1.21	(0.84)	—	(0.84)	17.52
2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15
2014	17.39	0.92	(0.98)	(0.06)	(0.90)	—	(0.90)	16.43
2013	16.16	0.93	1.22	2.15	(0.92)	—	(0.92)	17.39
2012	14.21	1.01	1.93	2.94	(0.99)	—	(0.99)	16.16
Class R6 (6/16)
2017(h)	17.95	0.72	(1.22)	(0.50)	(0.73)	—	(0.73)	16.72
Class I (6/99)
Year Ended 3/31:
2017(i)	17.54	0.86	(0.78)	0.08	(0.89)	—	(0.89)	16.73
Year Ended 4/30:
2016	17.16	1.00	0.35	1.35	(0.97)	—	(0.97)	17.54
2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16
2014	17.41	1.03	(0.97)	0.06	(1.02)	—	(1.02)	16.45
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17

214	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.21%	$4,261,316	0.88	%*	0.76	%*	5.25	%*	21%

7.95	4,295,385	0.83		0.77		5.66		14
10.29	3,569,746	0.83		0.78		5.63		15
0.56	3,017,069	0.85		0.79		6.29		30
14.24	3,162,448	0.85		0.82		6.01		13
21.93	2,382,456	0.85		0.83		7.18		16

(0.53)	859,108	1.68	*	1.56	*	4.47	*	21

7.09	687,487	1.62		1.56		4.84		14
9.42	402,338	1.63		1.58		4.81		15
4.45	73,770	1.60	*	1.54	*	4.84	*	30

(0.30)	1,057,592	1.43	*	1.31	*	4.71	*	21

7.29	1,241,540	1.38		1.32		5.13		14
9.75	1,345,260	1.38		1.33		5.11		15
(0.01)	1,420,874	1.41		1.35		5.76		30
13.57	1,780,581	1.40		1.37		5.46		13
21.31	1,376,916	1.40		1.38		6.64		16

(2.81)	37,275	0.66	*	0.54	*	5.58	*	21

0.40	6,896,385	0.68	*	0.56	*	5.44	*	21

8.17	6,773,058	0.63		0.57		5.86		14
10.50	5,653,789	0.63		0.58		5.85		15
0.75	3,905,060	0.65		0.59		6.48		30
14.44	4,426,124	0.65		0.62		6.20		13
22.17	2,665,906	0.65		0.63		7.38		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended 3/31:
2017(i)	0.04	%*
Year Ended 4/30:
2016	0.04
2015	0.04
2014	0.05
2013	0.01
2012	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(i)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	215

Financial Highlights (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
Year Ended 3/31:
2017(j)	$10.26	$0.33	$(0.41)	$(0.08)	$(0.31)	$—	$(0.31)	$9.87
Year Ended 4/30:
2016	10.16	0.35	0.09	0.44	(0.34)	—	(0.34)	10.26
2015	9.89	0.35	0.28	0.63	(0.36)	—	(0.36)	10.16
2014	10.12	0.37	(0.27)	0.10	(0.33)	—	(0.33)	9.89
2013(f)	10.00	0.05	0.12	0.17	(0.05)	—	(0.05)	10.12
Class C (2/14)
Year Ended 3/31:
2017(j)	10.25	0.26	(0.41)	(0.15)	(0.23)	—	(0.23)	9.87
Year Ended 4/30:
2016	10.15	0.27	0.08	0.35	(0.25)	—	(0.25)	10.25
2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15
2014(h)	9.71	0.06	0.17	0.23	(0.06)	—	(0.06)	9.88
Class C2 (2/13)(i)
Year Ended 3/31:
2017(j)	10.26	0.28	(0.41)	(0.13)	(0.26)	—	(0.26)	9.87
Year Ended 4/30:
2016	10.16	0.29	0.09	0.38	(0.28)	—	(0.28)	10.26
2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16
2014	10.12	0.33	(0.29)	0.04	(0.27)	—	(0.27)	9.89
2013(f)	10.00	0.04	0.12	0.16	(0.04)	—	(0.04)	10.12
Class I (2/13)
Year Ended 3/31:
2017(j)	10.27	0.35	(0.41)	(0.06)	(0.33)	—	(0.33)	9.88
Year Ended 4/30:
2016	10.16	0.37	0.09	0.46	(0.35)	—	(0.35)	10.27
2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16
2014	10.12	0.40	(0.29)	0.11	(0.34)	—	(0.34)	9.89
2013(f)	10.00	0.05	0.13	0.18	(0.06)	—	(0.06)	10.12

216	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest (d)(e)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest (d)(e)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

(0.80)%	$725,411	0.81	%*	0.77	%*	3.57	%*	0.81	%*	0.77	%*	3.57	%*	42%

4.38	796,301	0.83		0.79		3.46		0.83		0.79		3.46		28
6.42	661,919	0.80		0.79		3.49		0.80		0.79		3.49		17
1.06	354,642	0.86		0.86		3.80		0.82		0.82		3.84		28
1.72	66,924	1.35	*	1.35	*	1.76	*	0.82	*	0.82	*	2.30	*	0	**

(1.46)	120,770	1.62	*	1.58	*	2.78	*	1.62	*	1.58	*	2.78	*	42

3.53	110,390	1.63		1.59		2.66		1.63		1.59		2.66		28
5.59	75,833	1.60		1.59		2.64		1.60		1.59		2.64		17
2.35	11,279	1.62	*	1.62	*	3.29	*	1.62	*	1.62	*	3.29	*	28

(1.32)	34,518	1.37	*	1.33	*	3.03	*	1.37	*	1.33	*	3.03	*	42

3.83	40,295	1.38		1.34		2.92		1.38		1.34		2.92		28
5.85	42,974	1.35		1.34		2.99		1.35		1.34		2.99		17
0.50	43,627	1.41		1.41		3.32		1.37		1.37		3.37		28
1.63	4,844	2.20	*	2.20	*	1.07	*	1.37	*	1.37	*	1.90	*	0	**

(0.64)	2,449,596	0.62	*	0.58	*	3.77	*	0.62	*	0.58	*	3.77	*	42

4.67	2,518,596	0.63		0.59		3.66		0.63		0.59		3.66		28
6.61	2,150,389	0.60		0.59		3.69		0.60		0.59		3.69		17
1.24	801,695	0.66		0.66		4.07		0.62		0.62		4.12		28
1.75	71,017	1.43	*	1.43	*	1.49	*	0.62	*	0.62	*	2.30	*	0	**
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense and fees paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Expense to Average Net Assets
Year Ended 3/31:
2017(j)	0.04	%*
Year Ended 4/30:
2016	0.03
2015	0.01
2014	—
2013(f)	—

(f)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(i)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(j)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

NUVEEN	217

Financial Highlights (continued)

Strategic Municipal Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
Year Ended 3/31:
2017(g)	$10.52	$0.29	$(0.47)	$(0.18)	$(0.26)	$(0.10)	$(0.36)	$9.98
Year Ended 4/30:
2016	10.07	0.28	0.44	0.72	(0.27)	—	(0.27)	10.52
2015(e)	10.00	0.10	0.03	0.13	(0.06)	—	(0.06)	10.07
Class C (12/14)
Year Ended 3/31:
2017(g)	10.52	0.21	(0.47)	(0.26)	(0.19)	(0.10)	(0.29)	9.97
Year Ended 4/30:
2016	10.06	0.20	0.45	0.65	(0.19)	—	(0.19)	10.52
2015(e)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06
Class I (12/14)
Year Ended 3/31:
2017(g)	10.53	0.30	(0.47)	(0.17)	(0.28)	(0.10)	(0.38)	9.98
Year Ended 4/30:
2016	10.08	0.30	0.44	0.74	(0.29)	—	(0.29)	10.53
2015(e)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

218	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(1.74)%	$8,379	0.99	%*	0.96	%*	2.94	%*	0.83	%*	0.80	%*	3.09	%*	58%

7.27	2,301	1.29		1.28		2.45		0.92		0.91		2.82		59
1.33	608	1.55	*	1.55	*	2.08	*	0.92	*	0.92	*	2.70	*	12

(2.56)	1,737	1.79	*	1.76	*	2.10	*	1.63	*	1.60	*	2.26	*	58

6.49	618	1.99		1.98		1.70		1.72		1.71		1.96		59
1.02	84	2.36	*	2.36	*	1.02	*	1.72	*	1.72	*	1.67	*	12

(1.68)	74,276	0.79	*	0.76	*	3.07	*	0.64	*	0.61	*	3.22	*	58

7.45	56,699	0.97		0.96		2.66		0.72		0.71		2.90		59
1.47	13,198	1.38	*	1.38	*	2.03	*	0.72	*	0.72	*	2.69	*	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	219

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Effective March 31, 2017, the Funds’ fiscal year end changed from April 30 to March 31 as previously approved by the Funds’ Board of Trustees (the “Board”). The end of the reporting period for the Funds is March 31, 2017, and the period covered by these Notes to Financial Statements is the eleven months ended March 31, 2017, (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

High Yield and Short Duration High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Strategic Municipal Opportunities’ investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Outstanding when-issued/delayed delivery purchase commitments	$37,765,898	$15,619,305	$458,654

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

220	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $500,000 or more for High Yield ($1 million prior to November 1, 2016), and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities ($1 million for Strategic Municipal Opportunities prior to November 1, 2016) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	221

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, that last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

222	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$13,144,591,672	$130,399	**	$13,144,722,071
Common Stocks	128,248,608	—	—		128,248,608
Corporate Bonds	—	214,352,278	49,757	**	214,402,035
Short-Term Investments*:
Municipal Bonds	—	52,501,856	—		52,501,856
Investments in Derivatives:
Futures Contracts***	1,389,496	—	—		1,389,496
Credit Default Swaps***	—	—	(4,804	)**	(4,804)
Interest Rate Swaps***	—	(4,123)	—		(4,123)
Total	$129,638,104	$13,411,441,683	$175,352		$13,541,255,139

Short Duration High Yield
Long-Term Investments*:
Municipal Bonds	$—	$3,220,734,721	$—		$3,220,734,721
Common Stocks	495,545	—	—		495,545
Short-Term Investments*:
Municipal Bonds	—	49,030,336	—		49,030,336
Investments in Derivatives:
Futures Contracts***	168,754	—	—		168,754
Credit Default Swaps***	—	—	25,516	**	25,516
Interest Rate Swaps***	—	329,923	—		329,923
Total	$664,299	$3,270,094,980	$25,516		$3,270,784,795

Strategic Municipal Opportunities
Long-Term Investments*:
Municipal Bonds	$—	$81,727,620	$—		$81,727,620
Corporate Bonds	—	1,661,578	—		1,661,578
Investments in Derivatives:
Futures Contracts***	11,341	—	—		11,341
Credit Default Swaps***	—	—	27,942	**	27,942
Total	$11,341	$83,389,198	$27,942		$83,428,481
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Refer the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing service and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	223

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$962,652,000	$8,000,000	$1,400,000
Floating rate obligations: externally-deposited Inverse Floaters	2,232,358,000	42,750,000	—
Total	$3,195,010,000	$50,750,000	$1,400,000

224	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$875,902,851	$8,000,000	$1,009,552
Average annual interest rate and fees	1.17%	1.14%	1.23%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Yield had outstanding borrowings under such liquidity facilities in the amount of $22,234,213, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for Short Duration High Yield and Strategic Municipal Opportunities as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$784,137,000	$—	$200,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	2,027,963,000	42,750,000	—
Total	$2,812,100,000	$42,750,000	$200,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures

NUVEEN	225

Notes to Financial Statements (continued)

contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, High Yield, Short Duration High Yield and Strategic Municipal Opportunities managed the duration of their respective portfolios by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of futures contracts outstanding*	$199,684,669	$18,527,925	$1,770,500
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$1,389,496
Short Duration High Yield

Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	168,754
Strategic Municipal Opportunities

Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	11,341
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
High Yield	Interest rate	Futures contracts	$187,548	$1,231,642
Short Duration High Yield	Interest rate	Futures contracts	(1,120,735)	168,754
Strategic Municipal Opportunities	Interest rate	Futures contracts	27,589	11,341

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

226	NUVEEN

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, High Yield and Short Duration High Yield continued to invest in forward interest rate swap contracts to reduce the duration of their respective portfolios.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$80,800,000	$108,980,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

NUVEEN	227

Notes to Financial Statements (continued)

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current reporting period, High Yield and Strategic Municipal Opportunities used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.

During the current reporting period, Short Duration High Yield also used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread. From time to time the Fund may also use credit default swaps to purchase credit protection on certain credits, however this was not done during the reporting period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$121,250,000	$7,600,000	$5,350,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Credit	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on credit default swaps***	$(4,804)
Interest Rate	Swaps (OTC Uncleared)	—	—	Unrealized depreciation on interest rate swaps	(19,210)

Interest Rate	Swaps (OTC Cleared)	—	—	Payable for variation margin on swap contracts**	15,087
Total			—		$(4,123)
Short Duration High Yield

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$25,516	—	$—
Interest Rate	Swaps (OTC Uncleared)	—	—	Unrealized depreciation on interest rate swaps	(647,375)
Interest Rate	Swaps (OTC Cleared)	—	—	Payable for variation margin on swap contracts**	977,298
Total			$—		$329,923
Strategic Municipal Opportunities

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$27,942	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
***	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

228	NUVEEN

The following tables present the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps****	Gross Unrealized (Depreciation) on Interest Rate Swaps****	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Financial Instruments*****	Collateral Pledged to (from) Counter party	Net Exposure
High Yield
	JPMorgan Chase Bank, N.A.	$—	$(19,210)	$—	$(19,210)	$19,210	$—	$—

Short Duration High Yield
	JPMorgan Chase Bank, N.A.	$—	$(647,375)	$—	$(647,375)	$—	$647,375	$—

****   Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

***** Represents inverse floating rate securities available for offset.

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps****	Gross Unrealized (Deprecia tion) on Credit Default Swaps****	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Financial Instruments	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
	Citigroup Global Markets Inc.	$—	$(4,804)	$—	$(4,804)	$—	$4,804	$—

Short Duration High Yield
	Citigroup Global Markets Inc.	$25,516	$—	$—	$25,516	$—	$—	$25,516

Strategic Municipal Opportunities
	Citigroup Global Markets Inc.	$27,942	$—	$—	$27,942	$—	$—	$27,942
****	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield	Credit	Swaps	$(411,202)	$76,402
	Interest rate	Swaps	651,232	4,248,705
Total			$240,030	$4,325,107
Short Duration High Yield	Credit	Swaps	$252,303	$25,516
	Interest rate	Swaps	1,149,323	4,256,664
Total			$1,401,626	$4,282,180
Strategic Municipal Opportunities
	Credit	Swaps	$(200,721)	$151,828

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	229

Notes to Financial Statements (continued)

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
High Yield	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	125,633,552	$2,161,421,306	108,065,242	$1,847,629,176	101,928,218	$1,738,129,379
Class A – automatic conversion of Class B Shares	—	—	—	—	501,002	8,416,047
Class B – exchanges	—	—	—	—	180	3,021
Class C	21,656,948	377,001,891	19,368,376	331,545,252	19,732,970	336,308,369
Class C2	585,845	9,986,218	680,875	11,637,233	813,310	13,870,869
Class R6[1]	190,350	3,282,652	—	—	—	—
Class R6[1] – exchanges	2,058,256	36,945,689	—	—	—	—
Class I	229,260,542	3,907,147,050	173,732,899	2,972,797,038	216,703,562	3,692,336,186
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,346,649	195,368,544	10,119,122	173,175,707	9,073,004	155,125,152
Class B	—	—	—	—	1,986	33,371
Class C	1,657,718	28,430,595	1,104,205	18,891,115	523,947	8,982,635
Class C2	2,363,615	40,669,637	2,848,515	48,664,409	3,172,043	54,153,708
Class R6[1]	86,322	1,474,398	—	—	—	—
Class I	13,777,334	237,445,069	12,658,668	216,656,484	10,951,786	187,466,863
	408,617,131	6,999,173,049	328,577,902	5,620,996,414	363,402,008	6,194,825,600
Shares redeemed:
Class A	(127,162,051)	(2,158,762,793)	(81,261,941)	(1,385,371,696)	(86,913,801)	(1,479,230,102)
Class B	—	—	—	—	(86,242)	(1,436,925)
Class B – automatic conversion to Class A Shares	—	—	—	—	(501,300)	(8,416,047)
Class C	(11,146,699)	(188,090,044)	(4,696,955)	(80,245,489)	(1,275,450)	(21,881,145)
Class C2	(10,527,943)	(179,949,752)	(11,136,955)	(189,851,044)	(11,990,796)	(204,509,895)
Class R6[1]	(106,135)	(1,869,533)	—	—	—	—
Class I	(214,901,424)	(3,649,133,117)	(129,589,936)	(2,208,446,955)	(135,627,993)	(2,320,921,319)
Class I – exchanges	(2,058,256)	(36,945,689)	—	—	—	—
	(365,902,508)	(6,214,750,928)	(226,685,787)	(3,863,915,184)	(236,395,582)	(4,036,395,433)
Net increase (decrease)	42,714,623	$784,422,121	101,892,115	$1,757,081,230	127,006,426	$2,158,430,167

1	Class R6 Shares were established on June 30, 2016.

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
Short Duration High Yield	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	49,138,253	$493,483,258	33,174,092	$335,134,199	51,756,071	$521,916,013
Class C	4,503,886	45,489,169	4,572,631	46,175,066	6,903,633	69,602,007
Class C2	346,244	3,428,035	225,227	2,271,253	481,650	4,862,656
Class I	136,382,423	1,372,442,924	110,221,571	1,115,472,695	173,156,200	1,746,149,545
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,787,694	18,054,611	1,738,189	17,581,629	1,330,226	13,457,530
Class C	197,377	1,988,982	151,203	1,528,745	80,739	818,216
Class C2	67,642	683,232	82,855	837,888	93,303	943,401
Class I	5,957,932	60,246,624	5,337,044	54,020,137	4,274,720	43,317,727
	198,381,451	1,995,816,835	155,502,812	1,573,021,612	238,076,542	2,401,067,095
Shares redeemed:
Class A	(55,030,364)	(545,845,276)	(22,480,343)	(227,510,183)	(23,788,392)	(238,781,959)
Class C	(3,224,479)	(32,111,395)	(1,431,739)	(14,463,014)	(652,901)	(6,623,995)
Class C2	(843,857)	(8,486,577)	(611,587)	(6,182,326)	(756,501)	(7,654,026)
Class I	(139,651,519)	(1,391,569,265)	(81,904,889)	(828,206,959)	(46,892,202)	(475,278,392)
	(198,750,219)	(1,978,012,513)	(106,428,558)	(1,076,362,482)	(72,089,996)	(728,338,372)
Net increase (decrease)	(368,768)	$17,804,322	49,074,254	$496,659,130	165,986,546	$1,672,728,723

230	NUVEEN

	Eleven Months Ended 3/31/17		Year Ended 4/30/16		Year Ended 4/30/15
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,325,591	$13,400,371	230,899	$2,366,003	61,881	$626,070
Class C	133,281	1,385,705	50,106	519,171	8,374	84,082
Class I	3,167,680	32,146,181	4,169,862	42,564,992	1,318,983	13,236,550
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,503	236,711	2,862	29,202	205	2,065
Class C	3,492	34,914	236	2,441	10	96
Class I	57,561	580,970	12,435	127,092	2,071	20,942
	4,711,108	47,784,852	4,466,400	45,608,901	1,391,524	13,969,805
Shares redeemed:
Class A	(728,130)	(7,219,493)	(75,378)	(761,515)	(1,692)	(17,038)
Class C	(21,251)	(212,129)	(9)	(91)	—	—
Class I	(1,171,896)	(11,656,768)	(106,266)	(1,074,312)	(11,139)	(112,316)
	(1,921,277)	(19,088,390)	(181,653)	(1,835,918)	(12,831)	(129,354)
Net increase (decrease)	2,789,831	$28,696,462	4,284,747	$43,772,983	1,378,693	$13,840,451

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$4,010,016,414	$1,470,187,527	$69,741,671
Sales and maturities	2,994,102,983	1,460,234,372	41,074,632

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Cost of investments	$12,208,452,255	$3,267,933,181	$82,563,019
Gross unrealized:
Appreciation	$996,459,337	$73,134,245	$1,129,328
Depreciation	(627,690,535)	(78,806,824)	(1,703,149)
Net unrealized appreciation (depreciation) of investments	$368,768,802	$(5,672,579)	$(573,821)

NUVEEN	231

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, expiration of capital loss carryforwards, taxable market discount, paydowns, distribution reallocations and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2017, the Funds’ tax year end, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Capital paid-in	$(277,199,051)	$—	$—
Undistributed (Over-distribution of) net investment income	(916,439)	(1,121,896)	52,505
Accumulated net realized gain (loss)	278,115,490	1,121,896	(52,505)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ tax year end, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$18,281,197	$16,694,259	$338,680
Undistributed net ordinary income[2]	5,946,576	596,284	53,854
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2017 through March 31, 2017, and paid on April 3, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2017, April 30, 2016 and April 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2017	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income[3]	$653,961,490	$110,842,336	$1,846,060
Distributions from net ordinary income[2]	6,689,353	353,820	612,858
Distributions from net long-term capital gains[4]	—	—	75,497

2016	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$597,820,063	$104,883,612	$761,594
Distributions from net ordinary income[2]	9,132,280	62,683	—
Distributions from net long-term capital gains	—	—	—

2015	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$545,162,564	$74,358,992	$59,952
Distributions from net ordinary income[2]	7,708,625	94,613	—
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2017, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2017.

As of March 31, 2017, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	High Yield	Short Duration High Yield
Expiration:
March 31, 2018	$755,760,482	$—
March 31, 2019	36,220,059	—
Not subject to expiration	322,513,608	54,547,789
Total	$1,114,494,149	$54,547,789

As of March 31, 2017, the Funds’ tax year end, $277,191,907 of High Yield’s capital loss carryforward expired.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Strategic Municipal Opportunities
Post-October capital losses[5]	$1,553,700
Late-year ordinary losses[6]	—
[5]	Capital losses incurred from November 1, 2016 through March 31, 2017, the Funds’ tax year end.
[6]	Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.

232	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

			Strategic Municipal Opportunities
Average Daily Net Assets	High Yield	Short Duration High Yield	(Effective June 30, 2016)	(For the period May 1, 2016 through June 29, 2016)
For the first $125 million	0.4000%	0.4000%	0.3500%	0.4000%
For the next $125 million	0.3875	0.3875	0.3375	0.3875
For the next $250 million	0.3750	0.3750	0.3250	0.3750
For the next $500 million	0.3625	0.3625	0.3125	0.3625
For the next $1 billion	0.3500	0.3500	0.3000	0.3500
For net assets over $2 billion	0.3250	0.3250	0.2750	0.3250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2017, the complex-level fee for each Fund was 0.1613%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring September 30, 2018, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds.

Fund	Expense Cap		Expense Cap Expiration Date
Short Duration High Yield	0.65%		September 30, 2018
Strategic Municipal Opportunities	0.64	*	September 30, 2018
*	Effective June 30, 2016. Prior to June 30, 2016, the Fund’s Temporary Expense Cap was 0.75%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common

NUVEEN	233

Notes to Financial Statements (continued)

investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$32,132,786	$6,960,945	$—
Sales	42,435,184	—	203,459

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected (Unaudited)	$14,597,070	$1,450,341	$25,827
Paid to financial intermediaries (Unaudited)	13,062,903	45,625	23,783

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances (Unaudited)	$7,740,169	$1,475,595	$25,965

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained (Unaudited)	$3,582,188	$387,648	$7,957

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained (Unaudited)	$661,408	$120,569	$—

As of the end of the reporting period, Nuveen owned 5,000 shares each of Class A and Class C, and 990,000 shares of Class I of Strategic Municipal Opportunities.

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

$2.5 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

234	NUVEEN

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

$96.7 Million Committed Line of Credit

On October 14, 2016, Short Duration High Yield, along with certain of the Participating Funds (the “Subset of Participating Funds”), have established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds may borrow for various purposes other than leveraging for investment purposes. This standby credit facility is in addition to the $2.5 billion standby credit facility noted previously. The Subset of Participating Funds may only borrow from either the $96,687,000 standby credit facility or the $2.5 billion standby credit facility at any one time. This standby credit facility expires in October 2017 unless extended or renewed.

This standby credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds will pay administration, legal and arrangement fees, which will be recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, will be allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

During the current fiscal period, the following Funds utilized one or both of these facilities (“Borrowings”). Each following Fund’s maximum outstanding balance on the Borrowings during the utilization period were as follows:

	High Yield	Short Duration High Yield
Maximum outstanding balance	$495,000,000	$181,000,000

During the current reporting period, and during each Fund’s utilization period, the average daily balance outstanding and average interest rate on the Borrowings were as follows:

	High Yield	Short Duration High Yield
Average daily balance outstanding	$204,735,537	$52,788,321
Average interest rate	1.86%	1.86%

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. However, such Borrowings, if effected not for investment purposes but rather on a transient basis in the course of a Fund’s day-to-day operations, typically in order to pay cash out to redeeming shareholders or to settle portfolio trades, will not be reflected in the calculation of a Fund’s Effective Leverage Ratio.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

NUVEEN	235

Notes to Financial Statements (continued)

10. Subsequent Events

Management Fees

During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedules:

Average Daily Net Assets	High Yield	Short Duration High Yield
For the first $125 million	0.4000%	0.4000%
For the next $125 million	0.3875	0.3875
For the next $250 million	0.3750	0.3750
For the next $500 million	0.3625	0.3625
For the next $1 billion	0.3500	0.3500
For the next $8 billion	0.3250	0.3250
For the next $5 billion	0.3125	0.3125
For the next $5 billion	0.3000	0.3000
For net assets of $20 billion and greater	0.2875	0.2875

Average Daily Net Assets	Strategic Municipal Opportunities
For the first $125 million	0.3500%
For the next $125 million	0.3375
For the next $250 million	0.3250
For the next $500 million	0.3125
For the next $1 billion	0.3000
For the next $3 billion	0.2750
For the next $5 billion	0.2500
For net assets of $10 billion and greater	0.2375

236	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	237

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Corporate-Backed Municipal Bond: A municipal bond issued by a state or local government agency and backed by a corporate entity.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

238	NUVEEN

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	239

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

240	NUVEEN

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”), which reduced both its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”) and the Strategic Fund, which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

NUVEEN	241

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Short Duration Fund and the Strategic Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile for the three- and five-year periods and the second quartile in the one-year period and outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

For the Short Duration Fund, the Board noted that, while the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund outperformed its benchmark in such period. In reviewing the comparative peer performance, the Board recognized that the performance peer group was classified as low relevancy as a result of the Fund’s unique mandate to invest in lower rated municipal bonds and retain a shorter duration. The Board recognized that the Fund’s generally shorter duration positioning relative to peers was the primary contributor to its relative underperformance within its peer group. The Board also recognized the Fund’s positive absolute performance for the one-year period. Although the Fund was relatively new with a performance history that was too short to make a meaningful assessment of its limited performance record, the Board was satisfied with the explanation for the Fund’s performance variation from that of its Performance Peer Group and with the Fund’s performance.

For the Strategic Fund, the Board noted that the Fund ranked in the first quartile and outperformed its benchmark in the one-year period. The Board noted that, although the Fund’s performance history was too short to make a meaningful assessment of performance, the Fund’s performance had been favorable during such short period.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce both the management fee and temporary expense cap for the Strategic Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis

242	NUVEEN

points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the High Yield Fund had a net management fee that was in line with its peer average and a net expense ratio below its peer average, the Strategic Fund had a net management fee and a net expense ratio below its respective peer average, and the Short Duration Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average. The Board further noted that the Adviser agreed to reduce the contractual management fee and temporary expense cap for the Strategic Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not

NUVEEN	243

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Short Duration Fund and the Strategic Fund through their temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

244	NUVEEN

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	245

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	177
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, American Board of Orthopaedic Surgery (since 2017); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	177
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	177
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	177

246	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	177
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	177
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	177
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	177
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	177

NUVEEN	247

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	177

Interested Trustees:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	177
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	177

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	94
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	178

248	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	178
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	178
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	178
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	178
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	178
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	178
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	178

NUVEEN	249

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	178
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	178

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

250	NUVEEN

Notes

NUVEEN	251

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-HYM-0317D        157268

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended March 31, 2017 [5]	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	42,267	0	0	0
Nuveen Limited Term Municipal Bond Fund	48,435	0	0	0
Nuveen High Yield Municipal Bond Fund	116,599	0	1,645	0
Nuveen Inflation Protected Municipal Bond Fund	28,442	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	50,772	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	58,346	0	0	0
Nuveen Strategic Municipal Opportunities Fund	31,180	0	0	0

Total	$376,041	$0	$1,645	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund changed fiscal year from April to March starting in 2017.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

April 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	39,998	0	229	1,697
Nuveen Limited Term Municipal Bond Fund	47,011	0	379	0
Nuveen High Yield Municipal Bond Fund	112,407	0	861	38,744
Nuveen Inflation Protected Municipal Bond Fund	27,401	0	7	0
Nuveen Intermediate Duration Municipal Bond Fund	50,003	0	431	910
Nuveen Short Duration High Yield Municipal Bond Fund	57,402	0	124	417
Nuveen Strategic Municipal Opportunities Fund	30,106	0	0	0

Total	$364,328	$0	$2,031	$41,768

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended April 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2017 [1]	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	1,645	0	0	1,645
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$1,645	$0	$0	$1,645

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[1]	Fund changed fiscal year from April to March starting in 2017.

Fiscal Year Ended April 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	1,926	0	0	1,926
Nuveen Limited Term Municipal Bond Fund	379	0	0	379
Nuveen High Yield Municipal Bond Fund	39,605	0	0	39,605
Nuveen Inflation Protected Municipal Bond Fund	7	0	0	7
Nuveen Intermediate Duration Municipal Bond Fund	1,341	0	0	1,341
Nuveen Short Duration High Yield Municipal Bond Fund	541	0	0	541
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$43,799	$0	$0	$43,799

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: June 8, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 8, 2017